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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number 811-09913
       ---------


                           AIM Counselor Series Trust
                           --------------------------
               (Exact name of registrant as specified in charter)


                   11 Greenway Plaza, Suite 100 Houston, Texas
                   -------------------------------------------
            77046 (Address of principal executive offices) (Zip code)


       Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
       ------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (713) 626-1919
                                                    --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/08
                          -------

================================================================================

Item 1. Reports to Stockholders.

[INVESCO AIM LOGO]               AIM FLOATING RATE FUND
 - SERVICE MARK -                Annual Report to Shareholders o August 31, 2008

                               [MOUNTAIN GRAPHIC]

2    Letters to Shareholders
4    Performance Summary
4    Management Discussion
6    Long-Term Fund Performance
8    Supplemental Information
9    Schedule of Investments
22   Financial Statements
26   Notes to Financial Statements
32   Financial Highlights
34   Auditor's Report
35   Fund Expenses
36   Approval of Investment Advisory Agreement
40   Tax Information
41   Results of Proxy
42   Trustees and Officers

                         Dear Shareholder:

                         In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and provide some perspective and encouragement to fellow long-term investors.
        [TAYLOR
         PHOTO]          MARKET OVERVIEW

                         About a year ago or so, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. Nonetheless, U.S. equity markets were performing
      Philip Taylor      relatively well. But as the year progressed, the housing market deteriorated, energy prices rose, unemployment increased and the credit crunch grew more widespread.

                         In response, the U.S. Federal Reserve cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Congress and the president worked together to enact an economic stimulus plan, one facet of which was to provide more than 112 million taxpayers with $92 billion in tax rebates.(2) Historically, actions such as these have stimulated economic growth. Unfortunately, other factors were simultaneously at work behind the scenes, and the market began to reveal the strain of those factors.

HOW WE GOT HERE

The market stresses we saw over the past year were the result of years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were sold to, and traded among, financial institutions. The value of those securities declined; more institutions sought to sell them and fewer institutions were willing to buy them. As a result, financial institutions' access to credit declined and the value of their holdings declined -- preventing normal trading among banks and other financial institutions.

   In October 2008, Congress enacted a plan, the Troubled Assets Relief Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century.

INVESTING IN A VOLATILE MARKET

Whether or not markets recover in the short term, the kind of volatility we've seen of late is a good reminder that in times of market uncertainty, it's wise to stay true to three timeless investing principles:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets. I urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may potentially cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   That leads me to a fourth principle we believe may be critical to your success: Work with a trusted financial advisor. An experienced advisor who knows your goals and situation can be your most valuable asset, particularly during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   Recent market volatility has been disconcerting for everyone. Remember, however, that many of history's significant buying opportunities were the result of short-term economic crises that, in their time, were considered unprecedented. I believe current market volatility and uncertainty may represent a buying opportunity for patient, long-term investors. Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

OUR NEW BRAND IDENTITY

While market conditions are obviously at the top of everyone's mind, there are some significant changes I want to share with you: We have a new name and a new brand -- Invesco Aim.

   Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers with $450 billion in assets under management as of August 31, 2008. Invesco has 5,300 employees in 13 investment centers worldwide serving clients in
100 countries. This provides you:

   o  Diversified investment strategies from distinct management teams around the globe.

   o  A range of investment products to help you achieve your financial goals.

   o  The peace of mind professional asset management and a diversified investment portfolio can provide.

   While our name may have changed, our commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service will never change.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959
4246.

   Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

October 20, 2008

(1) U.S. Federal Reserve Board;

(2) U.S. Department of the Treasury


2   AIM FLOATING RATE FUND

                         Dear Fellow Shareholders:

                         As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction of excess is often painful, at least in the short term.
                         Your Board of Trustees believes in the wisdom of a long-term perspective and consistent investment
        [CROCKETT        discipline. We continue to put your interests first in the effort to improve investment performance,
          PHOTO]         contain shareholder costs and uphold the highest ethical standards.

                         We remain enthusiastic about the global reach and investment expertise that Invesco, a leading independent
    Bruce Crockett       global investment management company, brings to the management of AIM Funds as the parent company of the advisors. The diverse investment strategies deployed throughout the worldwide network of Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim
Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say  on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com. The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

October 20, 2008


3 AIM FLOATING RATE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   o  Recovery and loan-to-value. These
PERFORMANCE SUMMARY                                                                          factors focus on further examination of
                                                                                             the default probability and the rate of
For the fiscal year ended August 31, 2008, Class A Shares of AIM Floating Rate Fund,         recovery associated with loans.
excluding sales charges, underperformed the Fund's broad market and style-specific
indexes. The Fund invests in lower rated fixed-income instruments, primarily senior          The portfolio is constructed using a
secured corporate loans, and this asset class generally underperformed investment-grade   conservative bias to help limit credit
bonds, represented by the Lehman Brothers U.S. Aggregate Bond Index. The Fund also        risk, while focusing on optimization of
underperformed its style-specific index due to exposure to bank loans in the              return relative to appropriate benchmarks.
broadcasting and media industry, as media companies were challenged by Internet-based     We constantly monitor the holdings in the
advertising providers. Your Fund's long-term performance appears later in this report.    portfolio and conduct daily, weekly and
                                                                                          monthly meetings with portfolio managers
FUND VS. INDEXES                                                                          and analysts, as well as with firms and
                                                                                          loan sponsors.
Total returns, 8/31/07 to 8/31/08, at net asset value (NAV). Performance shown does not
include applicable contingent deferred sales charges (CDSC) or front-end sales charges,      Our proprietary systems generate "alert
which                                                                                     lists" that trigger immediate reviews of
                                                                                          credits when they fall below price
Class A Shares                                                                   -1.69%   targets, are rated BB or lower or are
Class C Shares                                                                   -2.31    performing off plan. The active sell
Class R Shares                                                                   -1.81    discipline considers two key factors for
Lehman Brothers U.S. Aggregate Bond Index(triangle) (Broad Market Index)          5.86    each portfolio position:
S&P/LSTA Leveraged Loan Index(square) (Style-Specific Index)                     -0.19
Lipper Loan Participation Funds Category Average(triangle) (Peer Group)          -1.00    o  Company objective. Will unfavorable
(triangle)Lipper Inc.; (square)Invesco Aim, Standard & Poor's                                industry trends, poor performance or
=======================================================================================      lack of access to capital cause a
                                                                                             company to underperform?
HOW WE INVEST                                o  Asset quality. Considerations may
                                                include valuations of hard and            o  Investment objective. Has the earnings
We believe a highly diversified pool of         intangible assets, how easily those          potential or price potential been met
bank loans from the broadest spectrum of        assets can be converted to cash and          or exceeded, or do better relative
issuers and consisting of the highest           appropriateness to leverage those            valuation opportunities exist in the
credit quality available in line with           assets.                                      market?
portfolio objectives may provide an
attractive return and may offer potential    o  Divisibility. This factor focuses on      MARKET CONDITIONS AND YOUR FUND
for high current income.                        operating and corporate structures,
                                                ability to divide easily and              Weakness in the housing market, sharply
   Our credit analysts review all holdings      efficiently, examination of non-core      higher energy and food prices, a widening
and prospective holdings.                       assets and valuation of multiple brand    credit crunch and slowing consumer
                                                names.                                    spending were among the factors that
   Key consideration is given to the                                                      contributed to general economic weakness
following:                                   o  Sponsors. Considerations include a        for much of the fiscal year.
                                                firm's track record of quality
o  Management. Factors include direct           transactions, access to additional           The U.S. Federal Reserve Board (the
   operating experience in managing this        capital and control or ownership of the   Fed) moved aggressively throughout the
   business, management depth and               sponsoring firm.                          fiscal year to attempt to stimulate
   incentives and track record operating                                                  economic growth and enhance liquidity. In
   in a leveraged environment.               o  Cash flow. We examine a firm's sales      seven separate actions, the central bank
                                                and earnings breakdown by product,        lowered the federal funds target rate from
o  Industry position and dynamics. Factors      divisions and subsidiaries. We look at    5.25% to 2.00%.(1)
   include a company's industry position,       the predictability of corporate
   life cycle phase of the industry,            earnings and the cash requirement of         Since July 2007, the bank loan market
   barriers to entry and current industry       the business and conduct an examination   has experienced the most volatile period
   capacity and utilization.                    of the business cycles, seasonality,      in the history of this asset class. Strong
                                                international pressures and so forth.     demand from institutional buyers led to
                                                                                          a rampant expansion of the loan market

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP 10 FIXED INCOME ISSUERS*                 Total Net Assets            $261.4 million
By credit quality rating based on total      1.  Cequel Communication              2.2%   Total Number of Holdings*              374
investments                                  2.  Alpha III                         2.2    ==========================================
                                             3.  Charter Communications, Inc.      2.1
B                                     0.7%   4.  Asurion Corp.                     2.0    The Fund's holdings are subject to change,
Baa2                                  0.4    5.  Level 3 Communications, Inc.      1.9    and there is no assurance that the Fund
Baa3                                  1.6    6.  Pinnacle Foods Group, Inc.        1.7    will continue to hold any particular
Ba1                                   5.9    7.  Freescale Semiconductor, Inc.     1.7    security.
Ba2                                  17.9    8.  ARAMARK Corp.                     1.7
Ba3                                  26.4    9.  Hexion Specialty Chemicals, Inc.  1.6    *  Excluding money market fund holdings.
B1                                   21.5    10. Bally Tech Alliance               1.5
B2                                   14.8    ==========================================
B3                                    0.8
Caa1                                  1.4
NR                                    1.9
Equity                                0.7
Money Market Funds                    6.0
==========================================


4   AIM FLOATING RATE FUND

and encouraged highly leveraged buyout       Relief Program. In addition, the Fed -- in      As always, we appreciate your continued
transactions along with higher risk loan     concert with other world banks -- lowered    participation in AIM Floating Rate Fund.
provisions for buyers. Consequently, the     short-term interest rates from 2.0% to
bank loan market absorbed a                  1.5% on October 8, 2008.(1)                  (1) U.S. Federal Reserve
disproportionate amount of risk relative
to the other sectors of the bond market.        During the fiscal year, the Fund          (2) Lehman Brothers Inc.
                                             suffered along with the market. While we
   Due to a sudden technical deterioration   slightly decreased the Fund's exposure to    (3) JP Morgan
in the U.S. credit markets, arrangers of     lower credit quality issues (B-rated and
bank loans had considerable difficulty       lower) in favor of higher quality loans      The views and opinions expressed in
clearing deals underwritten during the       (BB-rated), we continued holding lower       management's discussion of Fund
past two years through the market. An        quality credits, including second lien       performance are those of Invesco Aim
ample supply of issued loans combined with   securities. While higher quality loans       Advisors, Inc. These views and opinions
weak demand put downward pressure on loan    outperformed lower quality ones, less        are subject to change at any time based on
prices in the market. As loan prices         liquid loan issues, such as second-lien      factors such as market and economic
plummeted, total returns in the bank loan    securities, significantly underperformed     conditions. These views and opinions may
market became volatile and turned sharply    the broad bank loan market during the        not be relied upon as investment advice or
negative during the second half of 2007      period. As a result, the Fund's second       recommendations, or as an offer for a
and the first two months of 2008.(2)         lien holdings detracted from relative        particular security. The information is
                                             performance.                                 not a complete analysis of every aspect of
   Despite a sizable recovery in the                                                      any market, country, industry, security or
second-quarter 2008, the bank loan market       The primary detractors from relative      the Fund. Statements of fact are from
continued to experience pressure during      performance were our holdings in chemical    sources considered reliable, but Invesco
the rest of the period.(2) Contributing to   and advertising-related businesses           Aim Advisors, Inc. makes no representation
the softening loan market conditions were    (newspapers, radio, television and yellow    or warranty as to their completeness or
an ever tightening credit environment and    pages). While credit fundamentals in the     accuracy. Although historical performance
slowing U.S. economic environment. The       chemical industry remained solid, a          is no guarantee of future results, these
pace of loan defaults gradually increased    slowing global economy, rapid escalation     insights may help you understand our
throughout the fiscal year, setting a        in raw material costs and uncertainties      investment management philosophy.
record high in terms of both annual          about environmental liabilities were the
dollars involved and number of defaults by   biggest challenges for chemical producers    See important Fund and index disclosures
the end of August.(3)                        during the period. In the media and          later in this report.
                                             advertising industry, traditional
   Market volatility increased               companies were struggling with slower                        TOM EWALD
significantly after the close of the         growth in advertising as many innovative                     Portfolio manager, is lead
Fund's fiscal year. To put some context      businesses shifted toward Internet-based         [EWALD      manager of AIM Floating
around the recent financial events: The      marketing and sales strategies.                  PHOTO]      Rate Fund. Mr. Ewald
markets have shown serious strain for more                                                                joined Invesco in 2000 as
than a year, largely the result of years        In the media sector, our position in                      a credit analyst and was
of lax credit practices associated with      GATEHOUSE MEDIA, a newspaper publisher,                      promoted to portfolio
the housing boom. Mortgage loans of          was negative for relative performance. The   manager of certain other funds in 2001.
questionable quality were often bundled      company was hurt by the economic downturn    Prior to joining Invesco, Mr. Ewald was a
into hard-to-understand securities and       and increased inflationary pressure on       portfolio manager at another firm. Mr.
sold to various financial institutions.      newsprint pricing and a shift away from      Ewald earned an A.B. from Harvard College
The complexity and obscure structure of      newspaper classified advertising in favor    and an M.B.A. from the Darden School of
these securities hid an Achilles' heel of    of the Internet.                             Business at the University of Virginia.
our financial system, creating a liquidity
crisis of historic severity. Now those          Conversely, the Fund benefited from our                   GREG STOECKLE
securities remain on the financial           underweight exposure to the automotive                       Portfolio manager, is
institutions' balance sheets -- eroding      industry and no exposure to airline loans.     [STOECKLE     manager of AIM Floating
capital, driving down profits and            Higher oil prices were a major challenge         PHOTO]      Rate Fund. Mr. Stoeckle
preventing normal trading among banks and    for the airline and automotive industries.                   joined Invesco in 1999 and
other financial institutions due to the                                                                   has held several senior
participating financial institutions'           The Fund's exposure to bank loans in                      loan group. He began his
stability being in question. After the       the wireless industry and the health care    investment career in 1987 as a credit
close of the fiscal year, this situation     sector were positive for returns. By         analyst for another firm. Mr. Stoeckle
came to a head as some of these              industry, wireless companies had the         earned a B.S. from Ursinus College and an
institutions began running out of the        strongest gains. The health care sector      M.B.A from Saint Joseph's University.
capital needed to operate their businesses   performed well due to its defensive
and found investors unwilling to supply      characteristics in an uncertain economic
fresh capital. Compounding the problem is    environment.
growing concern over future economic
prospects.                                      In the wireless industry, our position
                                             in ALLTEL, a mobile phone company, was
   To ensure the orderly functioning of      positive for performance. The Fund
the credit markets and thereby preventing    purchased Alltel's loan issues at a deep
a more severe economic downturn, in early    discount to par. During the period, the
October Congress enacted a $700 billion      market value of Alltel's bank loans
rescue plan -- the Troubled Assets           increased in response to the acquisition
                                             announcement by Verizon Wireless.


5    AIM FLOATING RATE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee               This chart, which is a logarithmic        the investment. In other words, the space
comparable future results.                   chart, presents the fluctuations in the      between $5,000 and $10,000 is the same
                                             value of the Fund and its indexes. We        size as the space between $10,000 and
   The data shown in the chart include       believe that a logarithmic chart is more     $20,000.
reinvested distributions, applicable sales   effective than other types of charts in
charges and Fund expenses including          illustrating changes in value during the
management fees. Performance of an index     early years shown in the chart. The
of funds reflects fund expenses and          vertical axis, the one that indicates the
management fees; performance of a market     dollar value of an investment, is
index does not. Performance shown in the     constructed with each segment representing
chart and table(s) does not reflect          a percent change in the value of the
deduction of taxes a shareholder would pay   investment. In this chart, each segment
on Fund distributions or sale of Fund        represents a doubling, or 100% change, in
shares.                                      the value of


6    AIM FLOATING RATE FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - CLASS A SHARES (OLDEST SHARE CLASS)
Index data from 4/30/97, Fund data from 5/1/97

                                                                   LIPPER LOAN
          AIM FLOATING RATE      S&P/LSTA      LEHMAN BROTHERS   PARTICIPATION
                  FUND-       LEVERAGED LOAN    U.S. AGGREGATE   FUNDS CATEGORY
  DATE      CLASS A SHARES       INDEX(2)       BOND INDEX(1)      AVERAGE(1)

4/30/97                            $10000          $10000            $10000
   5/97        $ 9812               10060           10095             10070
   6/97          9872               10142           10214             10133
   7/97          9935               10195           10490             10198
   8/97         10009               10258           10400             10260
   9/97         10070               10298           10554             10322
  10/97         10143               10333           10707             10392
  11/97         10202               10377           10756             10452
  12/97         10266               10456           10864             10532
   1/98         10330               10524           11004             10597
   2/98         10386               10596           10996             10650
   3/98         10437               10682           11033             10708
   4/98         10495               10759           11091             10769
   5/98         10545               10827           11196             10840
   6/98         10605               10879           11291             10906
   7/98         10672               10891           11315             10969
   8/98         10737               10850           11499             11020
   9/98         10680               10769           11769             11050
  10/98         10699               10844           11706             11103
  11/98         10725               10950           11773             11160
  12/98         10806               11005           11808             11239
   1/99         10878               11043           11892             11308
   2/99         10909               11026           11685             11366
   3/99         10969               10954           11750             11435
   4/99         11018               11022           11787             11507
   5/99         11083               11159           11684             11565
   6/99         11146               11247           11646             11633
   7/99         11215               11317           11597             11698
   8/99         11238               11320           11591             11738
   9/99         11270               11231           11725             11795
  10/99         11315               11248           11769             11845
  11/99         11346               11319           11768             11913
  12/99         11401               11407           11711             11977
   1/00         11474               11505           11673             12052
   2/00         11531               11558           11814             12136
   3/00         11557               11496           11970             12157
   4/00         11605               11533           11935             12217
   5/00         11652               11627           11930             12299
   6/00         11732               11712           12178             12386
   7/00         11781               11806           12289             12473
   8/00         11852               11842           12467             12543
   9/00         11883               11874           12545             12596
  10/00         11903               11871           12628             12614
  11/00         11934               11914           12835             12617
  12/00         11973               11976           13073             12678
   1/01         12000               12105           13286             12756
   2/01         12112               12225           13402             12816
   3/01         12075               12229           13469             12801
   4/01         12031               12211           13414             12750
   5/01         12022               12350           13494             12842
   6/01         12059               12363           13545             12854
====================================================================================================================================

(1) Lipper Inc.

(2) Invesco Aim, Standard & Poor's

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   7/01         12045               12458           13848             12921
   8/01         12069               12550           14007             12995
   9/01         12022               12342           14170             12847
  10/01         11834               12221           14467             12718
  11/01         11802               12371           14267             12825
  12/01         11794               12476           14177             12918
   1/02         11904               12539           14291             13007
   2/02         11927               12502           14430             12970
   3/02         12067               12651           14190             13102
   4/02         12166               12798           14465             13204
   5/02         12213               12811           14588             13233
   6/02         12245               12685           14714             13126
   7/02         12151               12571           14891             12943
   8/02         12098               12530           15143             12876
   9/02         12115               12538           15388             12849
  10/02         12005               12390           15318             12712
  11/02         12003               12564           15314             12864
  12/02         12118               12714           15630             13019
   1/03         12220               12869           15644             13130
   2/03         12256               12925           15860             13175
   3/03         12258               12976           15848             13269
   4/03         12404               13129           15979             13488
   5/03         12524               13272           16277             13673
   6/03         12640               13433           16244             13843
   7/03         12715               13523           15698             13920
   8/03         12725               13553           15802             13970
   9/03         12805               13682           16221             14109
  10/03         12858               13807           16069             14242
  11/03         12939               13896           16108             14348
  12/03         12974               13982           16272             14449
   1/04         13090               14103           16403             14607
   2/04         13159               14147           16580             14635
   3/04         13181               14198           16704             14686
   4/04         13260               14267           16270             14755
   5/04         13279               14284           16205             14754
   6/04         13349               14372           16296             14850
   7/04         13396               14419           16458             14904
   8/04         13434               14445           16772             14937
   9/04         13596               14505           16817             14991
  10/04         13668               14578           16958             15070
  11/04         13754               14643           16823             15157
  12/04         13799               14704           16978             15230
   1/05         13861               14764           17084             15286
   2/05         13967               14843           16984             15383
   3/05         14002               14905           16896             15412
   4/05         14006               14894           17125             15398
   5/05         13983               14903           17310             15409
   6/05         14069               14999           17405             15516
   7/05         14173               15113           17246             15636
   8/05         14275               15204           17467             15724
   9/05         14315               15265           17287             15785
  10/05         14361               15312           17151             15810
  11/05         14407               15370           17226             15871
  12/05         14489               15451           17390             15954
   1/06         14573               15558           17391             16070
   2/06         14682               15656           17449             16179
   3/06         14786               15751           17278             16279
   4/06         14876               15828           17246             16373
   5/06         14936               15868           17228             16401
   6/06         14946               15912           17264             16435
   7/06         15032               16002           17498             16525
   8/06         15116               16101           17766             16643
   9/06         15179               16187           17922             16725
  10/06         15298               16295           18040             16849
  11/06         15399               16381           18250             16953
  12/06         15505               16497           18144             17082
   1/07         15629               16641           18136             17236
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   2/07         15741               16756           18416             17368
   3/07         15792               16823           18417             17440
   4/07         15877               16923           18516             17547
   5/07         15987               17026           18376             17661
   6/07         16001               17064           18321             17668
   7/07         15419               16492           18474             17034
   8/07         15440               16531           18700             17047
   9/07         15697               16854           18842             17357
  10/07         15847               17015           19012             17495
  11/07         15611               16779           19353             17192
  12/07         15652               16831           19408             17216
   1/08         15051               16288           19734             16652
   2/08         14542               15880           19761             16176
   3/08         14533               15865           19829             16134
   4/08         15048               16452           19787             16732
   5/08         15322               16607           19642             16912
   6/08         15366               16648           19626             16897
   7/08         15205               16521           19610             16724
   8/08         15176               16500           19796             16689
====================================================================================================================================

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS

As of 8/31/08, including maximum             As of 6/30/08, the most recent calendar
applicable sales charges                     quarter-end, including maximum applicable
                                             sales charges

CLASS A SHARES                               CLASS A SHARES
Inception (5/1/97)                   3.75%   Inception (5/1/97)                   3.92%
10 Years                             3.26    10 Years                             3.51
 5 Years                             3.08     5 Years                             3.47
 1 Year                             -4.12     1 Year                             -6.33

CLASS C SHARES                               CLASS C SHARES
Inception (3/31/00)                  2.94%   Inception (3/31/00)                  3.16%
 5 Years                             3.23     5 Years                             3.61
 1 Year                             -3.23     1 Year                             -5.26

CLASS R SHARES                               CLASS R SHARES
10 Years                             3.48%   10 Years                             3.74%
 5 Years                             3.50     5 Years                             3.90
 1 Year                             -1.81     1 Year                             -3.98
==========================================   ==========================================

AS OF THE CLOSE OF BUSINESS ON APRIL 13,     RECENT FUND PROSPECTUS AS OF THE DATE OF
2006, THE FUND REORGANIZED FROM A            THIS REPORT FOR CLASS A, CLASS C AND CLASS
CLOSED-END FUND TO AN OPEN-END FUND.         R SHARES WAS 1.42%, 1.92% AND 1.67%. THE
                                             EXPENSE RATIOS PRESENTED ABOVE MAY VARY
   CLASS A AND C SHARE RETURNS PRIOR TO      FROM THE EXPENSE RATIOS PRESENTED IN OTHER
APRIL 13, 2006, ARE THE HISTORICAL           SECTIONS OF THIS REPORT THAT ARE BASED ON
PERFORMANCE OF THE CLOSED-END FUND'S CLASS   EXPENSES INCURRED DURING THE PERIOD
B AND C SHARES, RESPECTIVELY.                COVERED BY THIS REPORT.

   THE INCEPTION DATE FOR CLASS R SHARES        CLASS A SHARE PERFORMANCE REFLECTS THE
IS APRIL 13, 2006; RETURNS SINCE THAT DATE   MAXIMUM 2.50% SALES CHARGE AND CLASS C
ARE HISTORICAL RETURNS. ALL OTHER RETURNS    SHARE PERFORMANCE REFLECTS THE APPLICABLE
ARE BLENDED RETURNS OF HISTORICAL CLASS R    CONTINGENT DEFERRED SALES CHARGE (CDSC)
SHARES AND RESTATED PERFORMANCE OF THE       FOR THE PERIOD INVOLVED. THE CDSC ON CLASS
CLOSED-END FUND'S CLASS B SHARES (FOR THE    C SHARES IS 1% FOR THE FIRST YEAR AFTER
PERIODS PRIOR TO THE INCEPTION DATE OF THE   PURCHASE. CLASS R SHARES DO NOT HAVE A
OPEN-END FUND'S CLASS R SHARES) AT NAV AND   FRONT-END SALES CHARGE; RETURNS ARE SHOWN
REFLECT THE HIGHER ANNUAL MANAGEMENT FEES    AT NET ASSET VALUE AND DO NOT REFLECT A
AND 0.25% ANNUAL 12B-1 FEES APPLICABLE TO    0.75% CDSC WHICH MAY BE IMPOSED ON A TOTAL
THE CLOSED-END FUND'S CLASS B SHARES. THE    REDEMPTION OF RETIREMENT PLAN ASSETS
CLOSED-END FUND'S CLASS B SHARE INCEPTION    WITHIN THE FIRST YEAR.
DATE IS MAY 1, 1997.
                                                THE PERFORMANCE OF THE FUND'S SHARE
   THE PERFORMANCE DATA QUOTED REPRESENT     CLASSES WILL DIFFER PRIMARILY DUE TO
PAST PERFORMANCE AND CANNOT GUARANTEE        DIFFERENT SALES CHARGE STRUCTURES AND
COMPARABLE FUTURE RESULTS; CURRENT           CLASS EXPENSES.
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
VISIT INVESCOAIM. COM FOR THE MOST RECENT       A REDEMPTION FEE OF 2% WILL BE IMPOSED
MONTH-END PERFORMANCE. PERFORMANCE FIGURES   ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
REFLECT FUND EXPENSES, THE REINVESTMENT OF   THE FUND WITHIN 30 DAYS OF PURCHASE.
DISTRIBUTIONS, AND CHANGES IN NET ASSET      EXCEPTIONS TO THE REDEMPTION FEE ARE
VALUE. INVESTMENT RETURN AND PRINCIPAL       LISTED IN THE FUND'S PROSPECTUS.
WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL SHARES.                   HAD THE ADVISOR NOT WAIVED FEES AND/OR
                                             REIMBURSED EXPENSES IN THE PAST,
   THE TOTAL ANNUAL FUND OPERATING EXPENSE   PERFORMANCE WOULD HAVE BEEN LOWER.
RATIO SET FORTH IN THE MOST


7    AIM FLOATING RATE FUND

AIM FLOATING RATE FUND'S INVESTMENT OBJECTIVES ARE TO PROVIDE A HIGH CURRENT INCOME AND, SECONDARILY, PRESERVATION OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of August 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                             ties that are less liquid than those      o  The S&P/LSTA LEVERAGED LOAN INDEX
                                                rated on national exchanges.                 tracks the current outstanding balance
o  As of the close of business on April                                                      and spread over the London Interbank
   13, 2006, AIM Floating Rate Fund          o  There is no guarantee that the               Offered Rate (LIBOR) for fully funded
   reorganized from a Closed-End Fund to        investment techniques and risk analyses      term loans.
   an Open-End Fund. Information presented      used by the Fund's portfolio managers
   for Class A shares prior to the              will produce the desired results.         o  The LIPPER LOAN PARTICIPATION FUNDS
   reorganization includes financial data                                                    CATEGORY AVERAGE represents an average
   for Class B shares of the Closed-End      o  The prices of securities held by the         of all of the funds in the Lipper Loan
   Fund. Information presented for Class C      Fund may decline in response to market       Participation Funds category. These
   shares prior to the reorganization           risks.                                       funds invest primarily in participation
   includes financial data for Class C                                                       interests in collateralized senior
   shares of the Closed-End Fund.            o  Nondiversification increases the risk        corporate loans that have floating or
                                                that the value of the Fund's shares may      variable rates.
o  On July 27, 2006, all Class B1 shares        vary more widely, and the Fund may be
   converted Class A shares.                    subject to greater investment and         o  The Fund is not managed to track the
                                                credit risk than if the Fund invested        performance of any particular index,
o  Class R shares are available only to         more broadly.                                including the indexes defined here, and
   certain retirement plans. Please see                                                      consequently, the performance of the
   the prospectus for more information.      o  The ability of an issuer of a floating       Fund may deviate significantly from the
                                                rate loan or debt security to repay          performance of the indexes.
PRINCIPAL RISKS OF INVESTING IN THE FUND        principal prior to maturity can limit
                                                the potential for gains by the Fund.      o  A direct investment cannot be made in
o  Credit risk is the risk of loss on an                                                     an index. Unless otherwise indicated,
   investment due to the deterioration of    o  To the extent that the Fund is               index results include reinvested
   an issuer's financial health. Such a         concentrated in securities of issuers        dividends, and they do not reflect
   deterioration of financial health may        in the banking and financial services        sales charges. Performance of an index
   result in a reduction of the credit          industries, the Fund's performance will      of funds reflects fund expenses;
   rating of the issuer's securities and        depend on the overall condition of           performance of a market index does not.
   may lead to the issuer's inability to        those industries. The value of these
   honor its contractual obligations,           securities can be sensitive to changes    OTHER INFORMATION
   including making timely payment of           in government regulation and interest
   interest and principal                       rates and economic downturns in the       o  The returns shown in the management's
                                                United States and abroad.                    discussion of Fund performance are
o  Foreign securities have additional                                                        based on net asset values calculated
   risks, including exchange rate changes,   o  The Fund may invest in senior-secured,       for shareholder transactions. Generally
   political and economic upheaval, the         floating rate loans and debt securities      accepted accounting principles require
   relative lack of information,                that require collateral. There is a          adjustments to be made to the net
   relatively low market liquidity, and         risk that the value of the collateral        assets of the Fund at period end for
   the potential lack of strict financial       may not be sufficient to cover the           financial reporting purposes, and as
   and accounting controls and standards.       amount owed, collateral securing a loan      such, the net asset values for
                                                may be found invalid, and collateral         shareholder transactions and the
o  Interest rate risk refers to the risk        may be used to pay other outstanding         returns based on those net asset values
   that bond prices generally fall as           obligations of the borrower under            may differ from the net asset values
   interest rates rise; conversely, bond        applicable law or may be difficult to        and returns reported in the Financial
   prices generally rise as interest rates      sell. There is also the risk that the        Highlights.
   fall.                                        collateral may be difficult to
                                                liquidate or that a majority of the       o  Industry classifications used in this
o  The Fund may use enhanced investment         collateral may be illiquid.                  report are generally according to the
   techniques such as leveraging and                                                         Global Industry Classification
   derivatives. Leveraging entails risks     ABOUT INDEXES USED IN THIS REPORT               Standard, which was developed by and is
   such as magnifying changes in the value                                                   the exclusive property and a service
   of the portfolio's securities.            o  The LEHMAN BROTHERS U.S. AGGREGATE BOND      mark of MSCI Inc. and Standard &
   Derivatives are subject to counterparty      INDEX covers U.S. investment-grade           Poor's.
   risk--the risk that the other party          fixed-rate bonds with components for
   will not complete the transaction with       government and corporate securities,
   the Fund.                                    mortgage pass-throughs, and
                                                asset-backed securities.
o  A majority of the Fund's assets are
   likely to be invested in loans and
   securi-

=======================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           ==========================================
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      FUND NASDAQ SYMBOLS
=======================================================================================   Class A Shares                       AFRAX
                                                                                          Class C Shares                       AFRCX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class R Shares                       AFRRX
                                                                                          ==========================================


8    AIM FLOATING RATE FUND

SCHEDULE OF INVESTMENTS(a)

August 31, 2008





                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------

SENIOR SECURED FLOATING RATE INTERESTS-97.41%(b)(c)

ADVERTISING-0.49%

Valassis Communications, Inc.
  Delay Draw Term Loan
  4.56%, 03/02/14(d)                                 $  380,394    $    349,487
-------------------------------------------------------------------------------
  Term Loan B
  4.56%, 03/02/14(d)                                  1,147,258         940,751
===============================================================================
                                                                      1,290,238
===============================================================================


AEROSPACE & DEFENSE-2.19%

Aero Technology Supply
  Term Loan B
  6.04%, 10/16/14(d)                                    827,872         556,744
-------------------------------------------------------------------------------
Alion Science & Technology Corp.
  Term Loan
  5.17-5.49%, 02/06/13(d)                             1,757,342       1,388,296
-------------------------------------------------------------------------------
Dubai Aerospace Enterprise
  Term Loan B1
  6.55%, 09/29/14(d)                                    270,718         252,445
-------------------------------------------------------------------------------
  Term Loan B2
  6.41-6.55%, 09/29/14(d)                               268,224         250,119
-------------------------------------------------------------------------------
Hawker Beechcraft Corp.
  Syn LOC
  4.80%, 03/26/14(d)                                     58,307          54,289
-------------------------------------------------------------------------------
  Term Loan
  4.80%, 03/26/14(d)                                    930,872         866,730
-------------------------------------------------------------------------------
McKechnie Aerospace
  First Lien Term Loan
  4.47%, 05/11/14(d)                                    561,926         520,133
-------------------------------------------------------------------------------
  Second Lien Term Loan
  7.47%, 05/11/15(d)                                    141,300         114,453
-------------------------------------------------------------------------------
Sequa Corp.
  Term Loan B
  5.72-7.25%, 12/03/14(d)                               392,033         373,053
-------------------------------------------------------------------------------
TransDigm Group Inc.
  Term Loan
  4.80%, 06/23/13(d)                                    218,605         210,953
-------------------------------------------------------------------------------
Vought Aircraft Industries, Inc.
  Add On Term Loan
  7.50%, 12/22/11(d)                                    742,000         734,580
-------------------------------------------------------------------------------
Wesco Aircraft Hardware Corp.
  Term Loan
  5.06%, 09/29/13(d)                                    413,329         396,279
===============================================================================
                                                                      5,718,074
===============================================================================


ALTERNATIVE CARRIERS-1.99%

Iridium LLC/Capital Corp.
  First Lien Term Loan A
  7.05%, 06/30/10(d)                                    181,078         179,268
-------------------------------------------------------------------------------
  Second Lien Term Loan
  11.05%, 07/27/12(d)                                   149,800         149,051
-------------------------------------------------------------------------------
Level 3 Communications, Inc.
  Term Loan
  4.71-5.04%, 03/13/14(d)                             5,403,226       4,878,664
===============================================================================
                                                                      5,206,983
===============================================================================


ALUMINUM-0.24%

Noranda Aluminum
  Term Loan B
  4.81%, 05/18/14(d)                                    666,662         626,662
===============================================================================


APPAREL RETAIL-0.06%

Mothers Work Inc.
  Term Loan B
  4.97-5.29%, 03/13/13(d)                               198,961         157,179
===============================================================================


AUTO PARTS & EQUIPMENT-2.32%

Dayco Products LLC
  Second Lien
  11.14-11.68%, 12/31/11(d)                           1,284,407         513,763
-------------------------------------------------------------------------------
  Term Loan B
  7.14-7.72%, 06/21/11(d)                               305,113         211,291
-------------------------------------------------------------------------------
Delphi Corp.
  Intermediate Term Loan C
  8.50%, 12/31/08(d)                                    934,103         772,581
-------------------------------------------------------------------------------
  Sub. Term Loan C
  8.50%, 12/31/08(d)                                     95,131          78,681
-------------------------------------------------------------------------------
Federal-Mogul Corp.
  Term Loan B
  4.41-4.44%, 12/27/14(d)                             1,915,236       1,474,732
-------------------------------------------------------------------------------
  Term Loan C
  4.41%, 12/27/15(d)                                    414,378         329,430
-------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The)
  Second Lien
  4.54%, 04/30/10(d)                                  1,150,000       1,049,375
-------------------------------------------------------------------------------
Pep Boys-Manny, Moe & Jack (The)
  Term Loan B
  4.65%, 01/27/11(d)                                     41,519          38,301
-------------------------------------------------------------------------------
Tower Automotive
  Term Loan
  6.75-7.06%, 07/31/13(d)                             1,068,239         854,591
-------------------------------------------------------------------------------
Veyance Tech
  First Lien Delay Draw Term Loan
  4.97%, 07/31/14(d)                                    109,053          95,421
-------------------------------------------------------------------------------
  First Lien Term Loan
  5.30%, 07/31/14(d)                                    723,698         633,236
===============================================================================
                                                                      6,051,402
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM FLOATING RATE FUND

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------
BROADCASTING & CABLE TV-10.75%

Cequel Communication
  First Lien Term Loan
  4.79-6.00%, 11/05/13(d)                            $2,735,204    $  2,553,143
-------------------------------------------------------------------------------
  Second Lien Term Loan A
  7.30%, 03/31/15(d)                                  3,630,067       3,179,938
-------------------------------------------------------------------------------
Charter Communications, Inc.
  Term Loan Refinance
  4.67-4.80%, 03/06/14(d)                             6,417,443       5,605,457
-------------------------------------------------------------------------------
Citadel Communication Corp.
  Term Loan B
  4.10-4.44%, 06/12/14(d)                             2,167,286       1,739,247
-------------------------------------------------------------------------------
CSC Holdings
  Incremental Term Loan B
  4.21%, 03/29/13(d)                                  1,497,954       1,424,554
-------------------------------------------------------------------------------
CW Media Holdings
  Term Loan B
  6.05%, 02/16/15(d)                                    598,120         586,158
-------------------------------------------------------------------------------
Discovery Communications Holdings
  Term Loan
  4.80%, 05/14/14(d)                                  2,064,876       2,012,738
-------------------------------------------------------------------------------
Gray Television Inc.
  Term Loan B
  3.97-4.29%, 12/31/14(d)                               182,394         151,387
-------------------------------------------------------------------------------
Hargray Communications Group, Inc.
  Term Loan B
  5.05%, 06/27/14(d)                                    113,675         104,012
-------------------------------------------------------------------------------
Hargray Communications Group, Inc. (DPC
  Acquisition Inc.)
  Term Loan B
  5.05%, 06/27/14(d)                                     36,627          33,514
-------------------------------------------------------------------------------
Hargray Communications Group, Inc. (HPC
  Acquisition Inc.)
  Term Loan B
  5.05%, 06/27/14(d)                                      6,279           5,745
-------------------------------------------------------------------------------
Insight Communications Co., Inc.
  Term Loan B
  4.47%, 04/06/14(d)                                  1,164,360       1,118,150
-------------------------------------------------------------------------------
Ion Media Network (Paxson)
  Term Loan
  6.04%, 01/15/12(d)                                  2,801,171       2,268,949
-------------------------------------------------------------------------------
Local TV LLC
  Term Loan B
  4.80-4.87%, 05/07/13(d)                               923,870         803,767
-------------------------------------------------------------------------------
Mediacom Communications Corp.
  Term Loan D
  4.22-4.23%, 01/31/15(d)                             1,960,150       1,808,238
-------------------------------------------------------------------------------
  Term Loan E
  6.50%, 01/03/16(d)                                    478,974         477,927
-------------------------------------------------------------------------------
NextMedia Operating, Inc.
  Delay Draw Term Loan
  6.47%, 11/15/12(d)                                    251,762         219,033
-------------------------------------------------------------------------------
  Second Lien Term Loan
  10.47%, 11/15/13(d)                                   221,652         175,105
-------------------------------------------------------------------------------
  Term Loan A
  6.47%, 11/15/12(d)                                    617,705         537,404
-------------------------------------------------------------------------------
New Vision Television
  Second Lien
  9.19%, 11/01/14(d)                                    450,000         324,000
-------------------------------------------------------------------------------
  Term Loan
  5.69%, 11/01/13(d)                                     33,787          29,733
-------------------------------------------------------------------------------
  Term Loan B
  5.69%, 11/01/13(d)                                    164,713         144,947
-------------------------------------------------------------------------------
NTL Investment Holding Ltd.
  Term Loan B-4
  4.80%, 09/03/12(d)                                    282,965         266,341
-------------------------------------------------------------------------------
Univision Communications Inc.
  Second Lien Term Loan
  4.97%, 03/29/09(d)                                    806,452         763,441
-------------------------------------------------------------------------------
  Term Loan
  4.72-5.05%, 09/29/14(d)                               363,673         291,746
-------------------------------------------------------------------------------
WaveDivision Holdings, LLC
  Term Loan B
  5.40-5.45%, 06/30/14(d)                               385,254         357,323
-------------------------------------------------------------------------------
WideOpenWest Finance, LLC
  First Lien Term Loan
  5.30-5.31%, 06/28/14(d)                             1,298,470       1,123,176
===============================================================================
                                                                     28,105,173
===============================================================================


BUILDING PRODUCTS-1.82%

Building Materials Corp. of America
  Term Loan B
  5.44-5.56%, 02/22/14(d)                             1,452,678       1,246,277
-------------------------------------------------------------------------------
Champion Window Manufacturing Inc.
  Term Loan
  4.97%, 05/13/13(d)                                    478,926         296,934
-------------------------------------------------------------------------------
Masonite International Corp.
  Canada Term Loan
  4.63-5.05%, 04/05/13(d)                             1,438,318       1,224,968
-------------------------------------------------------------------------------
  U.S. Term Loan
  4.63-5.05%, 04/05/13(d)                             1,452,276       1,236,856
-------------------------------------------------------------------------------
United Subcontractors, Inc.
  Term Loan B
  5.79-6.14%, 12/27/12(d)                             1,358,649         760,843
===============================================================================
                                                                      4,765,878
===============================================================================


CASINOS & GAMING-4.47%

Bally Tech Alliance
  Term Loan
  0%, 09/04/08(d)(e)                                  2,250,000       2,216,250
-------------------------------------------------------------------------------
  Term Loan
  6.12%, 09/04/09(d)                                  1,615,854       1,598,685
-------------------------------------------------------------------------------
BLB Investors, LLC
  First Lien Term Loan
  6.72-7.19%, 07/18/11(d)                               886,830         658,471
-------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM FLOATING RATE FUND

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------
CASINOS & GAMING-(CONTINUED)

Cannery Casino
  Delay Draw Term Loan
  4.93-5.05%, 05/18/13(d)                            $1,143,655    $  1,082,183
-------------------------------------------------------------------------------
  Second Lien Term Loan
  7.06%, 05/18/14(d)                                     84,000          76,860
-------------------------------------------------------------------------------
  Term Loan B
  5.06%, 05/18/13(d)                                    591,985         560,166
-------------------------------------------------------------------------------
Green Valley Ranch
  First Lien Term Loan B
  4.47-4.80%, 02/16/14(d)                               220,903         169,212
-------------------------------------------------------------------------------
  Second Lien Term Loan
  5.72%, 08/16/14(d)                                    369,000         185,423
-------------------------------------------------------------------------------
Harrah's Operating Company, Inc.
  First Term Loan B1
  5.80%, 01/28/15(d)                                  1,380,981       1,210,948
-------------------------------------------------------------------------------
  First Term Loan B2
  5.80%, 01/28/15(d)                                    421,346         369,047
-------------------------------------------------------------------------------
  First Term Loan B3
  5.80%, 01/28/15(d)                                    344,557         301,846
-------------------------------------------------------------------------------
Las Vegas Sands Corp.
  Delay Draw Term Loan 1
  4.56%, 05/23/14(d)                                    438,600         373,208
-------------------------------------------------------------------------------
  Delay Draw Term Loan 2
  0%, 05/23/14(d)(e)                                    466,625         397,055
-------------------------------------------------------------------------------
  Term Loan B
  4.56%, 05/23/14(d)                                  1,809,470       1,539,695
-------------------------------------------------------------------------------
Yonkers Racing Corp.
  Term Loan
  10.50%, 08/12/11(d)                                   963,528         946,666
===============================================================================
                                                                     11,685,715
===============================================================================


COAL & CONSUMABLE FUELS-0.40%

Oxbow Carbon LLC
  Delay Draw Term Loan
  4.80%, 05/08/14(d)                                    157,247         146,240
-------------------------------------------------------------------------------
  Term Loan B
  4.47-5.50%, 05/08/14(d)                               969,604         901,732
===============================================================================
                                                                      1,047,972
===============================================================================


COMMERCIAL PRINTING-0.82%

Cenveo, Inc.
  Delay Draw Term Loan
  4.55%, 06/21/13(d)                                     29,071          27,127
-------------------------------------------------------------------------------
  Term Loan C
  4.55%, 06/21/13(d)                                    864,851         807,014
-------------------------------------------------------------------------------
Xsys Flink Ink Corp.
  Term Loan B5
  4.88%, 12/31/12(d)                                    795,787         641,935
-------------------------------------------------------------------------------
Xsys (BASF Inks)
  Term Loan C1
  4.88%, 12/31/13(d)                                    813,772         656,443
===============================================================================
                                                                      2,132,519
===============================================================================


COMMODITY CHEMICALS-1.74%

Lyondell Petrochemical
  Credit Linked Notes (Acquired 12/20/05; Cost
  $2,200,000)
  5.50%, 12/20/09(f)(h)                               2,200,000       2,096,318
-------------------------------------------------------------------------------
  Term Loan A
  5.96%, 12/20/13(d)                                    494,063         412,542
-------------------------------------------------------------------------------
  Term Loan B1
  04/30/15(d)(f)(g)                                     827,056         677,399
-------------------------------------------------------------------------------
  Term Loan B3
  7.00%, 12/20/14(d)                                  1,130,585         926,138
-------------------------------------------------------------------------------
Univar OPCO
  Term Loan B
  5.80%, 10/10/14(d)                                    476,800         436,967
===============================================================================
                                                                      4,549,364
===============================================================================


COMMUNICATIONS EQUIPMENT-0.27%

General Communication Inc.
  Term Loan
  6.72%, 08/31/12(d)                                    423,725         415,250
-------------------------------------------------------------------------------
Trilogy Choice One
  Term Loan C
  6.81-8.00%, 06/30/12(d)                               339,588         298,838
===============================================================================
                                                                        714,088
===============================================================================


COMPUTER HARDWARE-0.10%

Quantum Corp.
  Term Loan B
  6.30%, 07/12/14(d)                                    290,000         255,200
===============================================================================


CONSTRUCTION & AGRICULTURAL MACHINERY-0.98%

Manitowoc Company, Inc. (The)
  Term Loan B
  07/15/14(d)(g)                                      2,549,968       2,543,593
===============================================================================


CONSTRUCTION MATERIALS-0.08%

Hillman Group (The)
  Term Loan B
  5.50-5.81%, 03/31/11(d)                               228,732         215,008
===============================================================================


DATA PROCESSING & OUTSOURCED SERVICES-0.92%

Affiliated Computer Services, Inc.
  Delay Draw Term Loan
  4.46-4.47%, 03/20/13(d)                               201,932         194,792
-------------------------------------------------------------------------------
  Term Loan B
  4.47%, 03/20/13(d)                                     44,471          42,898
-------------------------------------------------------------------------------
First Data Corp.
  Term Loan B1
  5.22-5.55%, 09/24/14(d)                                69,150          63,369
-------------------------------------------------------------------------------
  Term Loan B2
  5.22-5.55%, 09/24/14(d)                             1,560,722       1,430,743
-------------------------------------------------------------------------------
  Term Loan B3
  5.55%, 09/24/14(d)                                    720,830         660,332
===============================================================================
                                                                      2,392,134
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM FLOATING RATE FUND

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------
DIVERSIFIED CHEMICALS-0.37%

Celanese US Holdings LLC
  Prefunded LOC
  2.46%, 04/02/14(d)                                 $  365,939    $    344,701
-------------------------------------------------------------------------------
  Term Loan
  4.28%, 04/02/14(d)                                    355,443         334,815
-------------------------------------------------------------------------------
Rockwood Specialties
  Term Loan E
  4.30%, 07/30/12(d)                                     97,738          93,655
-------------------------------------------------------------------------------
Texas Petrochemicals L.P.
  Term Loan B
  5.38%, 06/27/13(d)                                    221,233         205,747
===============================================================================
                                                                        978,918
===============================================================================


DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES-1.84%

Aspect Software, Inc.
  First Lien Term Loan
  5.81%, 07/11/11(d)                                    278,869         260,742
-------------------------------------------------------------------------------
Bankruptcy Management Solutions, Inc.
  First Lien Term Loan
  6.47%, 07/28/12(d)                                     62,880          57,850
-------------------------------------------------------------------------------
  Second Lien Term Loan
  8.72%, 07/28/13(d)                                     36,025          25,578
-------------------------------------------------------------------------------
Brock Holdings III, Inc.
  Term Loan B
  4.63-6.00%, 02/26/14(d)                               458,200         430,708
-------------------------------------------------------------------------------
Central Parking Corp.
  Second Lien Term Loan
  7.31%, 11/22/14(d)                                     25,522          22,970
-------------------------------------------------------------------------------
  Syn LOC
  2.26%, 05/22/14(d)                                     63,036          57,993
-------------------------------------------------------------------------------
  Term Loan B
  4.92-5.05%, 05/22/14(d)                               150,528         138,486
-------------------------------------------------------------------------------
Merrill Corp.
  Term Loan
  4.72-5.05%, 05/15/11(d)                               930,105         723,156
-------------------------------------------------------------------------------
N.E.W. Customer Service
  Term Loan B
  5.20-5.31%, 05/22/14(d)                             1,921,128       1,722,612
-------------------------------------------------------------------------------
Nuance Communications, Inc.
  Revolver Loan
  0%, 04/01/12(d)(e)                                    121,000         104,060
-------------------------------------------------------------------------------
  Term Loan B
  4.72%, 04/01/13(d)                                    355,810         329,124
-------------------------------------------------------------------------------
Production Resources, Inc.
  Term Loan B
  6.00%, 08/15/14(d)                                  1,018,603         937,115
===============================================================================
                                                                      4,810,394
===============================================================================


DRUG RETAIL-0.52%

General Nutrition Centers, Inc.
  Term Loan B
  5.04-5.06%, 09/16/13(d)                             1,280,587       1,153,595
-------------------------------------------------------------------------------
MAPCO Express, Inc.
  Term Loan
  5.42-5.55%, 04/28/11(d)                               119,822         112,033
-------------------------------------------------------------------------------
Pantry, Inc. (The)
  Delay Draw Term Loan
  4.22%, 05/15/14(d)                                     22,638          20,318
-------------------------------------------------------------------------------
  Term Loan B
  4.22%, 05/15/14(d)                                     79,105          70,997
===============================================================================
                                                                      1,356,943
===============================================================================


EDUCATION SERVICES-0.09%

Bright Horizons Family Solutions, Inc.
  Term Loan B
  7.50%, 05/28/15(d)                                    249,750         245,379
===============================================================================


ELECTRIC UTILITIES-6.50%

AES Corp.
  Euro Syn LOC
  7.01%, 03/29/10(d)                                    750,714         732,884
-------------------------------------------------------------------------------
  Syn LOC
  7.01%, 03/29/10(d)                                  2,370,498       2,314,199
-------------------------------------------------------------------------------
Bicent Power LLC
  Second Lien Term Loan
  6.81%, 07/10/14(d)                                    250,400         206,893
-------------------------------------------------------------------------------
Calpine Corp.
  First Priority Term Loan
  5.69%, 03/29/14(d)                                  2,738,036       2,542,951
-------------------------------------------------------------------------------
Dynegy Holdings Inc.
  Loan C
  3.96%, 04/02/13(d)                                  1,702,128       1,548,936
-------------------------------------------------------------------------------
  Term Loan B
  3.96%, 04/02/13(d)                                    295,638         273,157
-------------------------------------------------------------------------------
Energy Investor Funds (USPF Holdings)
  Term Loan
  4.21%, 04/11/14(d)                                    226,245         207,014
-------------------------------------------------------------------------------
FirstLight Power Resources, Inc.
  Second Lien Term Loan
  7.31%, 05/01/14(d)                                    315,000         285,863
-------------------------------------------------------------------------------
Kelson Holdings, LLC
  Term Loan
  6.06%, 03/08/13(d)                                  1,494,000       1,442,084
-------------------------------------------------------------------------------
NE Energy, Inc.
  Syn LOC
  5.31%, 11/01/13(d)                                     92,351          84,963
-------------------------------------------------------------------------------
  Term Loan B
  5.31%, 11/01/13(d)                                    675,754         621,693
-------------------------------------------------------------------------------
NRG Energy Inc.
  Syn LOC
  2.70%, 02/01/13(d)                                    695,897         659,169
-------------------------------------------------------------------------------
  Term Loan B
  4.30%, 02/01/13(d)                                  1,409,183       1,334,809
-------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM FLOATING RATE FUND

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------
ELECTRIC UTILITIES-(CONTINUED)

NSG Holdings II, LLC
  Syn LOC
  4.28%, 06/15/14(d)                                 $   38,265    $     35,395
-------------------------------------------------------------------------------
  Term Loan
  4.28%, 06/15/14(d)                                    223,521         206,757
-------------------------------------------------------------------------------
Texas Competitive Electric Holdings Co.
  Delay Draw Term Loan
  10/10/14(d)(f)(g)                                     504,390         460,256
-------------------------------------------------------------------------------
  0%, 10/10/14(d)(e)                                    199,151         181,725
-------------------------------------------------------------------------------
  5.96-6.30%, 10/10/14(d)                             2,086,130       1,903,593
-------------------------------------------------------------------------------
  Term Loan B1
  5.96-6.30%, 10/10/14(d)                               776,974         723,140
-------------------------------------------------------------------------------
  Term Loan B2
  5.96-6.30%, 10/10/14(d)                               403,550         376,086
-------------------------------------------------------------------------------
  Term Loan B3
  5.96-6.30%, 10/10/14(d)                                31,176          28,994
-------------------------------------------------------------------------------
TPF Generation Holdings, LLC
  Second Lien Term Loan
  7.05%, 12/15/14(d)                                    267,000         239,855
-------------------------------------------------------------------------------
  Syn LOC D
  2.70%, 12/15/13(d)                                     97,672          93,839
-------------------------------------------------------------------------------
  Syn Revolver Deposit
  2.70%, 12/15/11(d)                                     30,618          29,417
-------------------------------------------------------------------------------
  Term Loan
  4.80%, 12/15/13(d)                                    482,051         463,131
===============================================================================
                                                                     16,996,803
===============================================================================


ELECTRICAL COMPONENTS & EQUIPMENT-0.22%

Aeroflex Inc.
  Term Loan B1
  6.06%, 08/15/14(d)                                    320,161         300,952
-------------------------------------------------------------------------------
Crown Castle International Corp.
  Term Loan B
  4.30%, 03/06/14(d)                                    285,585         267,081
===============================================================================
                                                                        568,033
===============================================================================


ELECTRONIC MANUFACTURING SERVICES-0.08%

Sorenson Communications, Inc.
  First Lien Term Loan
  4.97-5.30%, 08/16/13(d)                               231,353         219,352
===============================================================================


ENVIRONMENTAL & FACILITIES SERVICES-0.09%

Allied Waste Industries Inc.
  Term Loan
  3.97-3.98%, 03/28/14(d)                                31,946          31,178
-------------------------------------------------------------------------------
Covanta Holding Corp.
  Syn LOC
  2.58%, 02/09/14(d)                                     84,652          80,420
-------------------------------------------------------------------------------
  Term Loan B
  4.25-4.31%, 02/09/14(d)                               131,003         124,453
===============================================================================
                                                                        236,051
===============================================================================


FOOD DISTRIBUTORS-5.58%

Advanced Food Co.
  Delay Draw Term Loan
  4.56%, 03/16/14(d)                                     99,500          88,555
-------------------------------------------------------------------------------
  Second Lien Term Loan
  7.06%, 03/16/14(d)                                  1,233,357       1,036,020
-------------------------------------------------------------------------------
  Term Loan B
  4.56%, 03/16/14(d)                                  1,152,083       1,025,354
-------------------------------------------------------------------------------
ARAMARK Corp.
  Syn LOC
  2.44%, 01/26/14(d)                                    278,024         263,323
-------------------------------------------------------------------------------
  Term Loan B
  4.68%, 01/26/14(d)                                  4,376,280       4,144,884
-------------------------------------------------------------------------------
Pinnacle Foods Group, Inc. (Aurora Foods)
  Revolver Loan
  0%, 04/02/13(d)(e)                                  1,000,000         870,000
-------------------------------------------------------------------------------
  Term Loan B
  5.22-5.56%, 04/02/14(d)                             3,946,544       3,598,755
-------------------------------------------------------------------------------
Wm. Wrigley Jr. Co.
  Term Loan B
  7.75%, 10/06/14(d)                                  3,533,333       3,547,216
===============================================================================
                                                                     14,574,107
===============================================================================


FOOD RETAIL-0.13%

Outback Steakhouse
  Revolving Credit Loan
  2.60%, 06/14/13(d)                                     19,307          14,722
-------------------------------------------------------------------------------
  Term Loan
  5.13%, 06/14/14(d)                                    383,400         292,343
-------------------------------------------------------------------------------
Quizno's Corp. (The)
  First Lien Term Loan B
  4.81%, 05/05/13(d)                                     47,528          40,082
===============================================================================
                                                                        347,147
===============================================================================


FOREST PRODUCTS-1.06%

Boise Cascade Holdings, LLC
  Second Lien Term Loan
  11.00%, 02/22/15(d)                                   189,000         177,660
-------------------------------------------------------------------------------
Georgia-Pacific Corp.
  Add On Term Loan B
  4.45-4.55%, 12/29/12(d)                               644,703         608,726
-------------------------------------------------------------------------------
  Term Loan B
  4.22-4.55%, 12/21/12(d)                             2,097,307       1,980,269
===============================================================================
                                                                      2,766,655
===============================================================================


HEALTH CARE DISTRIBUTORS-0.13%

Warner Chilcott PLC
  Term Loan B
  4.47-4.80%, 01/18/12(d)                               252,900         245,060
-------------------------------------------------------------------------------
  Term Loan C
  4.80%, 01/18/12(d)                                     98,477          95,424
===============================================================================
                                                                        340,484
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM FLOATING RATE FUND

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT-0.42%

Advanced Medical Optics, Inc.
  Term Loan B
  4.42-4.63%, 04/02/14(d)                            $  287,623    $    262,456
-------------------------------------------------------------------------------
CONMED Corp.
  Term Loan
  3.97%, 04/13/13(d)                                    217,037         211,068
-------------------------------------------------------------------------------
Orthofix International N.V.
  Term Loan B
  4.56%, 09/22/13(d)                                    616,814         569,011
-------------------------------------------------------------------------------
Sunrise Medical Inc.
  Term Loan B1
  6.75-7.06%, 05/13/10(d)                                63,589          42,605
===============================================================================
                                                                      1,085,140
===============================================================================


HEALTH CARE FACILITIES-3.29%

Community Health System
  Delay Draw Term Loan
  0%, 07/25/14(d)(e)                                    161,735         152,858
-------------------------------------------------------------------------------
  Term Loan B
  4.72-5.06%, 07/25/14(d)                             3,156,279       2,983,044
-------------------------------------------------------------------------------
HCA, Inc.
  Term Loan A
  4.80%, 11/19/12(d)                                    273,884         255,923
-------------------------------------------------------------------------------
  Term Loan B
  5.05%, 11/18/13(d)                                    414,751         388,397
-------------------------------------------------------------------------------
Health Management Associates Inc.
  Term Loan B
  4.55%, 02/28/14(d)                                  2,223,030       2,035,309
-------------------------------------------------------------------------------
IASIS Healthcare Corp.
  Delay Draw Term Loan
  4.47%, 03/14/14(d)                                    715,421         671,304
-------------------------------------------------------------------------------
  LOC
  2.39%, 03/14/14(d)                                    190,779         179,014
-------------------------------------------------------------------------------
  Term Loan B
  4.47%, 03/14/14(d)                                  2,067,627       1,940,122
===============================================================================
                                                                      8,605,971
===============================================================================


HEALTH CARE SERVICES-2.34%

AGA Medical Corp.
  Term Loan B
  4.70-4.81%, 04/28/13(d)                               119,216         112,659
-------------------------------------------------------------------------------
Amerigroup Corp.
  Syn LOC
  4.50%, 03/23/12(d)                                    207,048         195,660
-------------------------------------------------------------------------------
CRC Health Corp.
  Add On Term Loan B
  5.05%, 02/06/13(d)                                    400,271         356,241
-------------------------------------------------------------------------------
Genoa Healthcare LLC
  Term Loan B
  6.75-7.75%, 08/10/12(d)                                89,639          85,942
-------------------------------------------------------------------------------
  Second Lien Term Loan
  11.50%, 02/10/13(d)                                   132,000         126,720
-------------------------------------------------------------------------------
inVentiv Health, Inc.
  Term Loan B
  4.56%, 07/06/14(d)                                    533,744         490,377
-------------------------------------------------------------------------------
Royalty Pharma AG
  Term Loan B
  5.05%, 04/16/13(d)                                  1,111,578       1,104,630
-------------------------------------------------------------------------------
Skilled Healthcare LLC
  Term Loan
  4.66-5.14%, 06/15/12(d)                               363,750         338,288
-------------------------------------------------------------------------------
Sun Healthcare Group, Inc.
  Delay Draw Term Loan
  4.80-5.04%, 4/19/14(d)                                 68,760          63,775
-------------------------------------------------------------------------------
  Syn LOC
  2.70%, 04/19/14(d)                                     89,827          83,315
-------------------------------------------------------------------------------
  Term Loan B
  4.80-4.81%, 04/19/14(d)                               415,782         385,638
-------------------------------------------------------------------------------
Trizetto Group, Inc.
  Term Loan B
  6.96%, 08/04/15(d)                                    759,000         753,307
-------------------------------------------------------------------------------
US Oncology, Inc.
  Term Loan B
  5.55%, 08/20/11(d)                                    637,428         613,525
-------------------------------------------------------------------------------
Viant, Inc.
  Term Loan B
  5.05%, 06/25/14(d)                                  1,606,130       1,413,395
===============================================================================
                                                                      6,123,472
===============================================================================


HEALTH CARE SUPPLIES-2.40%

APP Pharmaceuticals, Inc
  Term Loan B
  5.00%, 11/13/13(d)                                  2,948,591       2,926,477
-------------------------------------------------------------------------------
Accellent Corp.
  Term Loan B
  4.95-5.31%, 11/22/12(d)                             3,034,991       2,739,079
-------------------------------------------------------------------------------
Fresenius Medical Care AG & Co. KGaA
  Term Loan B
  4.17-4.19%, 03/31/13(d)                               170,178         165,203
-------------------------------------------------------------------------------
Mylan Laboratories
  Term Loan B
  5.75-6.06%, 10/02/14(d)                               446,148         440,890
===============================================================================
                                                                      6,271,649
===============================================================================


HOMEBUILDING-0.14%

Headwaters, Inc.
  First Lien Term Loan B1
  6.97%, 04/30/11(d)                                    371,875         355,141
===============================================================================


HOTELS, RESORTS & CRUISE LINES-0.41%

American Gaming Systems
  Delay Draw Term Loan
  5.47%, 05/14/13(d)                                     91,032          63,723
-------------------------------------------------------------------------------
  Term Loan B
  5.47%, 05/14/13(d)                                    650,635         455,445
-------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM FLOATING RATE FUND

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------
HOTELS, RESORTS & CRUISE LINES-(CONTINUED)

Centaur Gaming
  Delay Draw Term Loan
  0%, 10/30/12(d)(e)                                 $   76,724    $     69,819
-------------------------------------------------------------------------------
  Second Lien
  13.80%,10/30/13(d)                                    115,641          89,622
-------------------------------------------------------------------------------
  Term Loan B
  8.80%,10/30/12(d)                                     360,604         328,150
-------------------------------------------------------------------------------
Ginn Club & Resort
  Revolving Credit Loan
  5.87-9.50%, 06/08/11(d)(i)                             49,078          19,631
-------------------------------------------------------------------------------
  First Lien Term Loan B
  9.50%, 06/08/11(d)(i)                                 105,289          42,116
-------------------------------------------------------------------------------
  Second Lien Term Loan
  13.50%, 06/08/12(d)(i)                                127,556           9,886
===============================================================================
                                                                      1,078,392
===============================================================================


HOUSEHOLD PRODUCTS-1.99%

AMSCAN Holdings
  Term Loan B
  4.72-5.06%, 05/25/13(d)                               368,667         323,505
-------------------------------------------------------------------------------
Jarden Corp.
  Term Loan B-1
  4.55%, 01/24/12(d)                                    592,171         559,108
-------------------------------------------------------------------------------
Nice-Pak Products Inc.
  Term Loan
  5.80-6.13%, 06/18/14(d)                               406,890         362,132
-------------------------------------------------------------------------------
Prestige Brands International, Inc.
  Term Loan B
  4.71-5.04%, 04/06/11(d)                                33,251          32,503
-------------------------------------------------------------------------------
Rent-A-Center
  Term Loan B
  4.54-4.57%, 06/30/12(d)                               886,587         837,824
-------------------------------------------------------------------------------
Sally Beauty Holdings, Inc.
  Term Loan B
  4.72-5.06%, 11/16/13(d)                               666,909         631,584
-------------------------------------------------------------------------------
Spectrum Brands, Inc.
  LOC
  2.31%, 03/30/13(d)                                    141,430         121,512
-------------------------------------------------------------------------------
  Term Loan B
  6.67-6.80%, 03/30/13(d)                             2,719,197       2,336,244
===============================================================================
                                                                      5,204,412
===============================================================================


HUMAN RESOURCE & EMPLOYMENT SERVICES-0.53%

AMN Healthcare Services, Inc.
  Term Loan B
  4.55%, 11/02/11(d)                                     97,640          94,955
-------------------------------------------------------------------------------
Koosharem Corp.
  Second Term Loan
  9.75%, 12/31/14(d)                                    298,800         134,460
-------------------------------------------------------------------------------
  Term Loan
  5.79%, 07/12/14(d)                                    735,289         424,630
-------------------------------------------------------------------------------
Kronos Inc.
  First Lien Term Loan
  5.05%, 06/11/14(d)                                    811,471         738,439
===============================================================================
                                                                      1,392,484
===============================================================================


INDUSTRIAL CONGLOMERATES-0.10%

CONTECH Construction Products, Inc.
  Term Loan B
  4.47-4.49%, 01/31/13(d)                                40,376          33,210
-------------------------------------------------------------------------------
Dresser Inc.
  Term Loan B
  4.72-5.06%, 05/04/14(d)                               240,984         224,115
===============================================================================
                                                                        257,325
===============================================================================


INDUSTRIAL MACHINERY-1.21%

Gleason Corp.
  First Lien Term Loan
  4.44-4.56%, 06/30/13(d)                               123,749         116,324
-------------------------------------------------------------------------------
Itron Inc.
  Term Loan
  4.22%, 04/18/14(d)                                    145,223         140,866
-------------------------------------------------------------------------------
Pro Mach, Inc.
  Term Loan
  5.06%, 12/14/11(d)                                    586,500         545,445
-------------------------------------------------------------------------------
Rexnord Corp.
  Add on Term Loan
  4.79%, 07/19/13(d)                                     95,834          90,084
-------------------------------------------------------------------------------
  Sr. Unsec. Term Loan
  9.68%, 03/02/13(d)                                  2,323,014       2,183,634
-------------------------------------------------------------------------------
  Term Loan B
  5.29%, 07/19/13(d)                                    102,746          96,710
===============================================================================
                                                                      3,173,063
===============================================================================


INSURANCE BROKERS-0.25%

Swett & Crawford Group, Inc. (The)
  First Lien Term Loan
  5.04%, 04/03/14(d)                                    386,113         281,862
-------------------------------------------------------------------------------
  Second Lien Term Loan
  8.29%, 10/03/14(d)                                    105,200          73,640
-------------------------------------------------------------------------------
USI Holdings Corp.
  Term Loan B
  5.56%, 05/05/14(d)                                    322,608         295,993
===============================================================================
                                                                        651,495
===============================================================================


INTEGRATED OIL & GAS-0.40%

Western Refining, Inc.
  Term Loan B
  7.75%, 05/30/14(d)                                  1,201,203       1,035,537
===============================================================================


INTEGRATED TELECOMMUNICATION SERVICES-1.19%

Cavalier Telephone Inc.
  Term Loan B
  10.50-11.25%, 12/31/12(d)                             966,339         695,764
-------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        AIM FLOATING RATE FUND

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

Country Road Communications, Inc.
  First Lien Term Loan
  5.67%, 07/15/12(d)                                 $  250,054    $    246,928
-------------------------------------------------------------------------------
  Second Lien Term Loan
  10.42%, 07/15/13(d)                                   571,429         554,286
-------------------------------------------------------------------------------
Integra Telecom, Inc.
  Term Loan B
  7.05-7.06%, 08/31/13(d)                               305,690         278,178
-------------------------------------------------------------------------------
PAETEC Communications, Inc.
  Add On Term Loan
  4.97%, 02/28/13(d)                                    374,120         340,449
-------------------------------------------------------------------------------
  Term Loan
  4.97%, 02/28/13(d)                                  1,095,654         997,045
===============================================================================
                                                                      3,112,650
===============================================================================


INTERNET SOFTWARE & SERVICES-0.57%

Language Line LLC
  Term Loan B1
  6.06%, 06/10/11(d)                                    790,501         743,071
-------------------------------------------------------------------------------
Network Solutions, LLC
  Term Loan B
  4.97-5.31%, 03/07/14(d)                               880,991         731,222
===============================================================================
                                                                      1,474,293
===============================================================================


INVESTMENT BANKING & BROKERAGE-0.57%

Gartmore Investment Ltd.
  U.S. Term Loan
  4.55%, 05/11/14(d)                                    877,222         775,611
-------------------------------------------------------------------------------
JG Wentworth LLC
  Term Loan
  5.05%, 04/04/14(d)                                    942,671         725,857
===============================================================================
                                                                      1,501,468
===============================================================================


IT CONSULTING & OTHER SERVICES-0.44%

L-1 Identity Solutions, Inc.
  Term Loan
  7.50%, 08/05/13(d)                                    527,800         526,481
-------------------------------------------------------------------------------
SunGuard Data Systems Inc.
  U.S. Term Loan
  4.55%, 02/28/14(d)                                    676,826         635,201
===============================================================================
                                                                      1,161,682
===============================================================================


LEISURE FACILITIES-1.27%

24 Hour Fitness Worldwide Inc.
  Term Loan B
  4.97-5.17%, 06/08/12(d)                             1,270,750       1,181,798
-------------------------------------------------------------------------------
AMF Group
  First Lien Term Loan B
  5.19-5.63%, 06/08/13(d)                               432,432         337,297
-------------------------------------------------------------------------------
  Second Lien Term Loan
  8.95%, 12/08/13(d)                                    177,143         132,857
-------------------------------------------------------------------------------
Greektown Casino LLC
  Delay Draw Term Loan A
  0%, 06/01/09(d)(e)                                    505,626         505,626
-------------------------------------------------------------------------------
  9.75%, 06/01/09(d)                                    387,774         387,774
-------------------------------------------------------------------------------
Premier Parks Inc.
  Term Loan
  4.73-5.05%, 04/30/15(d)                               640,289         548,018
-------------------------------------------------------------------------------
Universal City Development Partners
  Term Loan B
  5.80-6.00%, 06/09/11(d)                               231,364         228,472
===============================================================================
                                                                      3,321,842
===============================================================================


LEISURE PRODUCTS-1.80%

Cinemark USA, Inc.
  Term Loan
  4.53-4.93%, 10/05/13(d)                             1,721,964       1,626,026
-------------------------------------------------------------------------------
Golden Nugget, Inc.
  Second Lien Term Loan
  5.73%, 12/31/14(d)                                    214,000         130,540
-------------------------------------------------------------------------------
Panavision Inc.
  First Lien Term Loan
  5.97-6.31%, 03/30/11(d)                                36,739          30,493
-------------------------------------------------------------------------------
  Second Lien Term Loan
  10.30%, 03/30/12(d)                                     9,500           7,125
-------------------------------------------------------------------------------
Sabre Holdings Corp.
  Term Loan
  4.47-4.80%, 09/30/14(d)                             3,412,832       2,598,967
-------------------------------------------------------------------------------
True Temper Sports Inc.
  Second Lien Term Loan
  8.30%, 06/30/11(d)                                    104,000          93,600
-------------------------------------------------------------------------------
  Term Loan
  6.03-6.06%, 03/15/11(d)                               250,555         225,500
===============================================================================
                                                                      4,712,251
===============================================================================


MARINE-0.18%

US Shipping LLC
  Term Loan
  6.30%, 08/06/12(d)                                    571,151         479,767
===============================================================================


MARINE PORTS & SERVICES-0.13%

Fleetcor Technologies, Inc
  Tranche 1
  4.71%, 04/30/13(d)                                    197,460         184,625
-------------------------------------------------------------------------------
  Tranche 2
  4.71%, 04/30/13(d)                                    161,928         151,402
===============================================================================
                                                                        336,027
===============================================================================


METAL & GLASS CONTAINERS-0.83%

Berry Plastics Corp.
  Term Loan C
  4.66-4.80%, 04/03/15(d)                             1,652,945       1,414,507
-------------------------------------------------------------------------------
MAUSER Corp.
  Term Loan B2
  4.84%, 06/13/15(d)                                    500,000         371,667
-------------------------------------------------------------------------------
  Term Loan C2
  5.09%, 06/13/16(d)                                    500,000         371,666
===============================================================================
                                                                      2,157,840
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        AIM FLOATING RATE FUND

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------
MOVIES & ENTERTAINMENT-3.69%

Alpha III
  Second Lien Term Loan D
  6.63%, 06/30/14(d)                                 $2,500,000    $  2,114,583
-------------------------------------------------------------------------------
  Term Loan B1
  4.72%, 12/31/13(d)                                  2,285,714       2,078,286
-------------------------------------------------------------------------------
  Term Loan B2
  4.72%, 12/31/13(d)                                  1,571,429       1,428,821
-------------------------------------------------------------------------------
LodgeNet Entertainment Corp.
  Term Loan
  4.81%, 04/04/14(d)                                  1,332,395       1,179,169
-------------------------------------------------------------------------------
NEP II, Inc.
  Term Loan B
  5.05%, 02/16/14(d)                                    412,377         371,139
-------------------------------------------------------------------------------
Warner Music Group
  Term Loan
  4.47-4.81%, 02/28/11(d)                             1,881,187       1,764,397
-------------------------------------------------------------------------------
Zuffa LLC
  Term Loan
  4.56%, 06/19/15(d)                                    846,407         706,750
===============================================================================
                                                                      9,643,145
===============================================================================


OIL & GAS DRILLING-1.17%

Niska/CR Gas & Storage
  Canada Term Loan
  4.53%, 05/13/13(d)                                    279,395         259,488
-------------------------------------------------------------------------------
  Delay Draw Term Loan
  4.84%, 05/13/13(d)                                     30,609          28,428
-------------------------------------------------------------------------------
  Term Loan
  4.84%, 05/13/11(d)                                     18,504          17,185
-------------------------------------------------------------------------------
  U.S. Term Loan
  4.41%, 05/13/13(d)                                     45,186          41,967
-------------------------------------------------------------------------------
Ram Energy Inc.
  Term Loan
  10.00%, 11/28/12(d)                                   755,911         746,462
-------------------------------------------------------------------------------
Resolute Natural Resources Corp.
  Second Lien Term Loan
  7.30%, 06/27/13(d)                                    541,176         460,000
-------------------------------------------------------------------------------
Venoco, Inc.
  Second Lien Term Loan
  6.81%, 05/07/14(d)                                  1,596,405       1,492,639
===============================================================================
                                                                      3,046,169
===============================================================================


OIL & GAS EQUIPMENT & SERVICES-0.93%

CCS Corp.
  Delay Draw Term Loan
  0%, 11/14/14(d)(e)                                    821,097         714,354
-------------------------------------------------------------------------------
  Term Loan B
  5.47%, 11/14/14(d)                                    925,148         742,431
-------------------------------------------------------------------------------
Petroleum Geo-Services A.S.A.
  Term Loan
  4.55%, 06/29/15(d)                                    213,069         206,411
-------------------------------------------------------------------------------
Sem Group L.P.
  U.S. Term Loan B2
  4.90%, 03/16/11(d)(i)                                 333,621         274,403
-------------------------------------------------------------------------------
Targa Resources, Inc.
  Syn LOC
  2.68%, 10/31/12(d)                                     26,247          25,171
-------------------------------------------------------------------------------
  Term Loan
  4.47-4.80%, 10/31/12(d)                                29,629          28,414
-------------------------------------------------------------------------------
Volnay S.A.
  Term Loan
  4.80-4.81%, 01/12/14(d)                               452,235         439,799
===============================================================================
                                                                      2,430,983
===============================================================================


OIL & GAS EXPLORATION & PRODUCTION-0.05%

Helix Energy Solutions Group, Inc.
  Term Loan B
  4.47-4.79%, 07/01/13(d)                               135,560         131,041
===============================================================================


OIL & GAS STORAGE & TRANSPORTATION-0.69%

Energy Transfer Equity, LP
  Term Loan B
  4.55%, 02/08/12(d)                                  1,849,584       1,791,400
===============================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-0.41%

Conseco, Inc.
  Term Loan
  4.47%, 10/10/13(d)                                  1,275,046       1,064,663
===============================================================================


PACKAGED FOODS & MEATS-0.48%

Birds Eye Foods Inc.
  Term Loan B
  4.56%, 03/22/13(d)                                    173,681         164,997
-------------------------------------------------------------------------------
Dole Foods Co., Inc.
  Prefunded LOC
  2.66%, 04/12/13(d)                                     93,875          86,159
-------------------------------------------------------------------------------
  Term Loan B
  4.50-6.00%, 04/12/13(d)                               210,008         192,748
-------------------------------------------------------------------------------
  Term Loan C
  4.50-6.00%, 04/12/13(d)                               872,074         800,401
===============================================================================
                                                                      1,244,305
===============================================================================


PAPER PACKAGING-0.05%

Verso Papers Holding, LLC
  Term Loan
  4.55%, 08/01/13(d)                                    128,043         120,040
===============================================================================


PAPER PRODUCTS-0.03%

Xerium S.A.
  U.S. Term Loan
  8.30%, 05/18/12(d)                                     89,140          77,774
===============================================================================


PERSONAL PRODUCTS-1.89%

American Safety Razor Co.
  Second Lien Term Loan
  8.72-8.89%, 01/31/14(d)                               183,000         164,700
-------------------------------------------------------------------------------
  Term Loan
  4.97-5.30%, 07/31/13(d)                               201,572         189,477
-------------------------------------------------------------------------------
Hanesbrands Inc.
  Second Lien Term Loan
  6.55%, 03/05/14(d)                                  2,909,829       2,834,357
-------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        AIM FLOATING RATE FUND

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------
PERSONAL PRODUCTS-(CONTINUED)

HVHC, Inc.
  Term Loan B
  5.05%, 08/01/13(d)                                 $1,402,049    $  1,279,370
-------------------------------------------------------------------------------
Topps Company Inc.
  Term Loan
  5.23%, 10/12/14(d)                                    568,083         471,509
===============================================================================
                                                                      4,939,413
===============================================================================


PHARMACEUTICALS-0.50%

Nycomed US Inc.
  Term Loan B
  12/29/14(d)(f)(g)                                     500,000         381,389
-------------------------------------------------------------------------------
  6.09%, 12/29/14(d)                                    250,000         190,694
-------------------------------------------------------------------------------
  Term Loan C
  12/29/15(d)(f)(g)                                     500,000         381,390
-------------------------------------------------------------------------------
  6.09%, 12/29/14(d)                                    250,000         190,694
-------------------------------------------------------------------------------
Quintiles Transnational Corp.
  Second Lien Term Loan
  6.81%, 03/31/14(d)                                     74,764          70,839
-------------------------------------------------------------------------------
  Term Loan B
  4.81%, 03/31/13(d)                                    104,581          99,352
===============================================================================
                                                                      1,314,358
===============================================================================


PUBLISHING-4.61%

American Media, Inc.
  Term Loan B
  5.97%, 01/30/13(d)                                  1,987,678       1,778,972
-------------------------------------------------------------------------------
CanWest MediaWorks Inc.
  Term Loan B
  4.81%, 07/13/14(d)                                    112,738         104,001
-------------------------------------------------------------------------------
Caribe Information Investment Inc.
  Term Loan
  4.72-5.04%, 03/31/13(d)                                74,174          66,014
-------------------------------------------------------------------------------
Dex Media West LLC
  Term Loan B
  7.00%, 10/24/14(d)                                  2,284,546       2,088,932
-------------------------------------------------------------------------------
Endurance Business Media, Inc.
  Second Lien Term Loan
  9.72%, 01/26/14(d)                                     59,090          44,760
-------------------------------------------------------------------------------
  Term Loan
  5.22%, 07/26/13(d)                                    114,880          89,894
-------------------------------------------------------------------------------
F & W Publications, Inc.
  Second Lien Term Loan
  7.05%, 08/05/13(d)                                    357,143         160,714
-------------------------------------------------------------------------------
Gatehouse Media, Inc.
  Delay Draw Term Loan
  4.80-4.81%, 08/28/14(d)                               790,661         424,980
-------------------------------------------------------------------------------
  Term Loan
  4.93%, 08/28/14(d)                                     24,385          12,802
-------------------------------------------------------------------------------
  Term Loan B
  4.81%, 08/28/14(d)                                  2,131,101       1,145,467
-------------------------------------------------------------------------------
Getty Images, Inc.
  Term Loan
  7.25%, 07/02/15(d)                                  1,091,000       1,089,296
-------------------------------------------------------------------------------
Hanley Wood LLC
  Term Loan
  4.71-4.72%, 03/08/14(d)                               328,350         254,882
-------------------------------------------------------------------------------
Idearc, Inc. (Verizon)
  Term Loan B
  4.47-4.80%, 11/17/14(d)                             3,782,400       2,647,680
-------------------------------------------------------------------------------
Local Insight Regatta Holdings, Inc.
  Term Loan
  7.75%, 04/23/15(d)                                    578,718         511,200
-------------------------------------------------------------------------------
MediaNews Group
  Term Loan B
  5.17%, 12/30/10(d)                                  1,150,912         880,448
-------------------------------------------------------------------------------
Reader's Digest Association Inc.
  Term Loan B
  4.46-4.68%, 03/02/14(d)                               449,390         362,882
-------------------------------------------------------------------------------
Yell Group Ltd.
  Term Loan B1
  4.47%, 10/27/12(d)                                    429,750         373,346
===============================================================================
                                                                     12,036,270
===============================================================================


RAILROADS-0.53%

RailAmerica Inc.
  Canada Term Loan
  6.79%, 08/14/09(d)                                     85,243          84,817
-------------------------------------------------------------------------------
  Term Loan
  6.79%, 08/14/09(d)                                  1,316,781       1,310,197
===============================================================================
                                                                      1,395,014
===============================================================================


REAL ESTATE MANAGEMENT & DEVELOPMENT-0.77%

Kyle Acquisition Group, LLC
  Three Year Term Loan
  8.00%, 07/20/09(d)(i)                                 888,170         273,112
-------------------------------------------------------------------------------
Lake Las Vegas Resort
  DIP Facilities Loan
  11.97%, 07/17/09(d)                                   664,569         664,569
-------------------------------------------------------------------------------
  Mezzanie Loan
  15.00%, 10/01/09(d)                                     4,128             619
-------------------------------------------------------------------------------
  Revolver Loan
  16.10%, 12/22/12(d)                                   268,336          40,250
-------------------------------------------------------------------------------
  Tranches 1 & 2
  16.10%, 12/22/12(d)                                 2,298,269         344,741
-------------------------------------------------------------------------------
RE/MAX International, Inc.
  Term Loan B
  6.29%, 12/17/12(d)                                    610,011         524,610
-------------------------------------------------------------------------------
Yellowstone Mountain Club, LLC
  Term Loan
  4.84%, 09/30/10(d)                                    204,667         170,215
===============================================================================
                                                                      2,018,116
===============================================================================


REAL ESTATE INVESTMENT-0.04%

Capital Automotive
  Term Loan B
  4.22%, 12/15/10(d)                                    110,918         104,518
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        AIM FLOATING RATE FUND

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------
RESTAURANTS-0.03%

Sbarro Inc.
  Term Loan B
  4.97%, 01/31/14(d)                                 $   97,822    $     79,481
===============================================================================


SEMICONDUCTORS-1.69%

Freescale Semiconductor, Inc.
  Term Loan B
  4.21%, 12/01/13(d)                                  4,961,302       4,426,414
===============================================================================


SPECIALIZED CONSUMER SERVICES-0.91%

Booz Allen Hamilton, Inc.
  Term Loan B
  7.50%, 07/31/15(d)                                    930,000         930,388
-------------------------------------------------------------------------------
Jacobson Corp.
  Term Loan B
  4.97%, 06/19/14(d)                                    325,710         243,468
-------------------------------------------------------------------------------
LPL Holdings Inc.
  Term Loan D
  4.47-4.80%, 06/28/13(d)                               312,291         293,554
-------------------------------------------------------------------------------
ServiceMaster Company (The)
  Delay Draw Term Loan
  5.24%, 07/29/14(d)                                     59,708          47,737
-------------------------------------------------------------------------------
  Term Loan B
  5.24-5.56%, 07/29/14(d)                             1,064,925         851,406
===============================================================================
                                                                      2,366,553
===============================================================================


SPECIALIZED FINANCE-0.12%

Citco Group Ltd. (The)
  Term Loan B
  4.88%, 06/30/14(d)                                    138,900         123,968
-------------------------------------------------------------------------------
E.A.Viner International Co.
  First Lien Term Loan B
  5.81%, 07/31/13(d)                                     47,914          45,039
-------------------------------------------------------------------------------
Nuveen Investments, LLC
  Term Loan
  5.47%, 11/13/14(d)                                    170,587         157,537
===============================================================================
                                                                        326,544
===============================================================================


SPECIALTY CHEMICALS-3.61%

Cognis Deutschland
  Term Loan C
  4.81%, 09/15/13(d)                                    799,515         726,060
-------------------------------------------------------------------------------
Hexion Specialty Chemicals, Inc.
  Revolver Credit
  0%, 05/31/11(d)(e)                                    213,360         170,688
-------------------------------------------------------------------------------
  6.00%, 05/31/11(d)                                    167,640         134,112
-------------------------------------------------------------------------------
  Syn LOC
  2.51%, 05/05/13(d)                                     90,774          78,227
-------------------------------------------------------------------------------
  Term Loan C1
  5.06%, 05/05/13(d)                                  1,850,741       1,594,943
-------------------------------------------------------------------------------
  Term Loan C2
  5.06%, 05/05/13(d)                                    402,034         346,467
-------------------------------------------------------------------------------
  Term Loan C4
  4.94-5.06%, 05/05/13(d)                               635,180         547,389
-------------------------------------------------------------------------------
  Term Loan C5
  5.06%, 05/05/13(d)                                    114,922          99,038
-------------------------------------------------------------------------------
  Term Loan C7
  5.06%, 05/05/13(d)                                  1,235,520       1,064,754
-------------------------------------------------------------------------------
Huntsman ICI Chemicals LLC
  Term Loan B
  4.22%, 04/19/14(d)                                  2,457,297       2,314,636
-------------------------------------------------------------------------------
Ineos Group Ltd.
  Term Loan A4
  4.72-4.88%, 12/16/12(d)                               106,632          92,770
-------------------------------------------------------------------------------
  Term Loan B2
  4.88%, 12/16/13(d)                                  1,235,864       1,044,305
-------------------------------------------------------------------------------
  Term Loan C2
  5.38%, 12/16/14(d)                                  1,235,858       1,044,301
-------------------------------------------------------------------------------
MacDermid Inc.
  Term Loan B
  4.80%, 04/12/14(d)                                    201,936         185,781
===============================================================================
                                                                      9,443,471
===============================================================================


SPECIALTY STORES-1.05%

Eye Care Centers of America, Inc.
  Term Loan
  4.97-5.31%, 03/01/12(d)                               327,972         311,526
-------------------------------------------------------------------------------
FTD Group, Inc.
  Term Loan B
  7.50%, 08/26/14(d)                                  1,094,400       1,083,456
-------------------------------------------------------------------------------
Mattress Firm
  Term Loan B
  4.72%, 01/18/14(d)                                    310,741         212,858
-------------------------------------------------------------------------------
Michaels Stores, Inc.
  Term Loan
  4.75%, 10/31/13(d)                                    724,442         558,500
-------------------------------------------------------------------------------
PETCO Animal Supplies, Inc.
  Term Loan
  4.72-5.05%, 10/26/13(d)                               546,939         497,714
-------------------------------------------------------------------------------
Savers, Inc.
  Canada Term Loan
  5.55%, 08/11/12(d)                                     37,442          34,821
-------------------------------------------------------------------------------
  U.S. Term Loan
  5.55%, 08/11/12(d)                                     40,959          38,092
===============================================================================
                                                                      2,736,967
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        AIM FLOATING RATE FUND

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
-------------------------------------------------------------------------------
SYSTEMS SOFTWARE-1.56%

Dealer Comp-rey
  First Lien Term Loan
  4.80%, 10/26/12(d)                                 $  801,105    $    735,014
-------------------------------------------------------------------------------
  Second Lien Term Loan
  8.30%, 10/26/13(d)                                  1,687,408       1,560,853
-------------------------------------------------------------------------------
Skillsoft PLC
  Term Loan B
  6.30%, 05/14/13(d)                                    214,794         204,054
-------------------------------------------------------------------------------
Verint Systems, Inc.
  Term Loan
  5.71%, 05/25/14(d)                                  1,741,542       1,580,450
===============================================================================
                                                                      4,080,371
===============================================================================


TECHNOLOGY DISTRIBUTORS-0.18%

Macrovision Corp.
  Term Loan B
  7.25%, 05/02/13(d)                                    471,000         470,411
===============================================================================


TEXTILES-0.15%

GTM Holdings Inc.
  First Lien Term Loan
  8.50%, 10/30/13(d)                                    503,828         403,062
===============================================================================


TRADING COMPANIES DISTRIBUTORS-0.01%

Brenntag A.G
  Term Loan B2
  5.07%, 01/18/14(d)                                     19,732          18,153
-------------------------------------------------------------------------------
  U.S. Acquired Term Loan
  5.07%, 01/18/14(d)                                      1,579           1,453
===============================================================================
                                                                         19,606
===============================================================================


WIRELESS TELECOMMUNICATION SERVICES-5.55%

Alltel Corp.
  Term Loan B1
  4.97%, 05/16/15(d)                                  1,925,452       1,902,187
-------------------------------------------------------------------------------
Asurion Corp.
  First Lien Term Loan
  5.46-5.80%, 07/03/14(d)                             5,466,667       5,125,000
-------------------------------------------------------------------------------
Global Tel*Link
  Acquisition Syn Deposit Commitment
  2.70%, 02/14/13(d)                                    114,683         106,655
-------------------------------------------------------------------------------
  Syn LOC
  2.70%, 02/14/13(d)                                     28,670          26,663
-------------------------------------------------------------------------------
  Term Loan
  6.30%, 02/14/13(d)                                    487,791         453,645
-------------------------------------------------------------------------------
MetroPCS Communications, Inc.
  Term Loan B
  4.75-5.06%, 11/03/13(d)                             2,437,230       2,327,832
-------------------------------------------------------------------------------
NuVox, Inc.
  Term Loan
  6.03%, 05/31/14(d)                                  1,718,368       1,581,972
-------------------------------------------------------------------------------
RCN Corp.
  Add on Term Loan
  5.06%, 05/25/14(d)                                  1,502,135       1,329,390
-------------------------------------------------------------------------------
  Term Loan
  5.06%, 05/25/14(d)                                  1,198,681       1,060,833
-------------------------------------------------------------------------------
Virgin Mobile USA
  Term Loan
  7.30%, 12/14/10(d)                                    699,297         601,395
===============================================================================
                                                                     14,515,572
===============================================================================
     Total Senior Secured Floating Rate Interests
       (Cost $284,248,466)                                          254,615,010
===============================================================================



FLOATING RATE NOTES-1.32%

COMMUNICATION EQUIPMENT-0.79%

Qwest Corp.
  Sr. Unsec. Floating Rate Global Notes
  6.03%, 06/15/13(d)(j)                               2,250,000       2,077,875
===============================================================================


HEAVY ELECTRICAL EQUIPMENT-0.17%

Sanmina-SCI Corp.
  Gtd. Floating Rate Notes
  5.53%, 06/15/10(d)(j)                                 437,000         434,815
===============================================================================


METAL & GLASS CONTAINERS-0.29%

Berry Plastics Holding Corp.
  Sec. Sub. Floating Rate Global Notes
  6.65%, 09/15/14(d)(j)                                 996,000         751,980
===============================================================================


PAPER PACKAGING-0.07%

Verso Paper Holdings, LLC
  Series B, Sr. Sec. Gtd. Floating Rate Global
  Notes
  6.55%, 08/01/14(d)(j)                                 228,000         192,660
===============================================================================
     Total Floating Rate Notes (Cost $3,919,628)                      3,457,330
===============================================================================


                                                       SHARES

DOMESTIC COMMON STOCKS-0.77%

ENVIRONMENTAL & FACILITIES SERVICES-0.77%

Safety-Kleen Holdco, Inc.
  (Acquired 12/24/03; Cost $2,062,077)(f)(k)(l)(m)      102,803       2,004,659
===============================================================================



MONEY MARKET FUNDS-6.37%

Liquid Assets Portfolio-Institutional Class(n)        8,318,653       8,318,653
-------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(n)              8,318,653       8,318,653
===============================================================================
     Total Money Market Funds (Cost $16,637,306)                     16,637,306
===============================================================================
TOTAL INVESTMENTS-105.87% (Cost $306,867,477)                       276,714,305
===============================================================================
OTHER ASSETS LESS LIABILITIES-(5.87)%                               (15,343,510)
===============================================================================
NET ASSETS-100.00%                                                 $261,370,795
_______________________________________________________________________________
===============================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        AIM FLOATING RATE FUND

Investment Abbreviations:

DIP      - Debtor-in-possession
Gtd.     - Guaranteed
LOC      - Letter of Credit
REIT     - Real Estate Investment Trust
Sec.     - Secured
Sr.      - Senior
Sub.     - Subordinated
Syn LOC  - Synthetic Letter of Credit
Unsec.   - Unsecured


Notes to Schedule of Investments:

(a) Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b) Senior secured corporate loans and senior secured debt securities are, at present, may not be readily marketable, not registered under the Securities Act of 1933, as amended and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c) Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(d) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at August 31, 2008 was $255,976,022 which represented 97.94% of the Fund's Net Assets. See Note 1A.
(e) All or a portion of this holding is subject to unfunded loan commitments. See Note 6.
(f) Security considered to be illiquid at August 31, 2008. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The aggregate value of these securities considered illiquid at August 31, 2008 was $6,001,411, which represented 2.30% of the Fund's Net Assets.
(g) This floating rate interest will settle after August 31, 2008, at which time the interest rate will be determined.
(h) Securities fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate value of this security at August 31, 2008 was 0.80% of the Fund's Net Assets. See Note 1A.
(i) Defaulted security. Currently, the issuer is in default with respect to interest payments. The aggregate value of these securities at August 31, 2008 was $619,148, which represented 0.24% of the Fund's Net Assets.
(j) Interest rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2008.
(k) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at August 31, 2008 was 0.77% of the Fund's Net Assets. Unless otherwise indicated, this security is not considered to be illiquid.
(l)   Acquired as a part of a bankruptcy restructuring.
(m)   Non-income producing security.
(n) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        AIM FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2008




ASSETS:

Investments, at value (Cost
  $290,230,171)                           $260,076,999
------------------------------------------------------
Investments in affiliated money market
  funds (Cost $16,637,306)                  16,637,306
======================================================
     Total investments (Cost
       $306,867,477)                       276,714,305
======================================================
Receivables for:
  Investments sold                           7,363,337
------------------------------------------------------
  Fund shares sold                             510,269
------------------------------------------------------
  Dividends and Interest                     1,867,442
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             21,000
------------------------------------------------------
Other assets                                    29,798
======================================================
     Total assets                          286,506,151
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Investments purchased                     23,836,793
------------------------------------------------------
  Fund shares reacquired                       656,827
------------------------------------------------------
  Dividends                                    298,902
------------------------------------------------------
  Accrued fees to affiliates                   107,846
------------------------------------------------------
  Accrued other operating expenses             192,185
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              42,803
======================================================
     Total liabilities                      25,135,356
======================================================
Net assets applicable to shares
  outstanding                             $261,370,795
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $354,289,957
------------------------------------------------------
Undistributed net investment income            130,711
------------------------------------------------------
Undistributed net realized gain (loss)     (62,896,701)
------------------------------------------------------
Unrealized appreciation (depreciation)     (30,153,172)
======================================================
                                          $261,370,795
______________________________________________________
======================================================



NET ASSETS:

Class A                                   $141,803,065
______________________________________________________
======================================================
Class C                                   $ 68,452,176
______________________________________________________
======================================================
Class R                                   $    329,586
______________________________________________________
======================================================
Institutional Class                       $ 50,785,968
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                     17,749,825
______________________________________________________
======================================================
Class C                                      8,591,608
______________________________________________________
======================================================
Class R                                         41,196
______________________________________________________
======================================================
Institutional Class                          6,355,510
______________________________________________________
======================================================
Class A:
  Net asset value per share               $       7.99
------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $7.99 divided
     by 97.50%)                           $       8.19
______________________________________________________
======================================================
Class C:
  Net asset value and offering price
     per share                            $       7.97
______________________________________________________
======================================================
Class R:
  Net asset value and offering price
     per share                            $       8.00
______________________________________________________
======================================================
Institutional Class:
  Net asset value and offering price
     per share                            $       7.99
______________________________________________________
======================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.


22        AIM FLOATING RATE FUND

STATEMENT OF OPERATIONS

For the year ended August 31, 2008




INVESTMENT INCOME:

Interest                                                                            $ 21,610,153
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                             267,605
================================================================================================
     Total investment income                                                          21,877,758
================================================================================================


EXPENSES:

Advisory fees                                                                          1,840,374
------------------------------------------------------------------------------------------------
Administrative services fees                                                              95,121
------------------------------------------------------------------------------------------------
Custodian fees                                                                            35,173
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                398,271
------------------------------------------------------------------------------------------------
  Class C                                                                                559,689
------------------------------------------------------------------------------------------------
  Class R                                                                                  1,351
------------------------------------------------------------------------------------------------
Line of credit expenses                                                                  162,014
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, C and R                                                        250,229
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                       4,121
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 24,157
------------------------------------------------------------------------------------------------
Professional services fees                                                               493,046
------------------------------------------------------------------------------------------------
Other                                                                                    218,041
================================================================================================
     Total expenses                                                                    4,081,587
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (26,356)
================================================================================================
     Net expenses                                                                      4,055,231
================================================================================================
Net investment income                                                                 17,822,527
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from investment securities                                   (8,789,508)
================================================================================================
Change in net unrealized appreciation (depreciation) of investment securities        (15,023,407)
================================================================================================
Net realized and unrealized gain (loss)                                              (23,812,915)
================================================================================================
Net increase (decrease) in net assets resulting from operations                     $ (5,990,388)
________________________________________________________________________________________________
================================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.


23        AIM FLOATING RATE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended August 31, 2008 and 2007



                                                                                2008            2007
--------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $ 17,822,527    $ 18,332,643
--------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                    (8,789,508)     (1,576,830)
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (15,023,407)    (15,183,532)
========================================================================================================
     Net increase (decrease) in net assets resulting from operations          (5,990,388)      1,572,281
========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                    (10,276,946)    (12,010,921)
--------------------------------------------------------------------------------------------------------
  Class C                                                                     (4,417,057)     (3,853,550)
--------------------------------------------------------------------------------------------------------
  Class R                                                                        (15,598)        (11,741)
--------------------------------------------------------------------------------------------------------
  Institutional Class                                                         (3,265,088)     (2,348,810)
========================================================================================================
     Total distributions from net investment income                          (17,974,689)    (18,225,022)
========================================================================================================
Share transactions-net:
  Class A                                                                    (45,207,351)     54,828,863
--------------------------------------------------------------------------------------------------------
  Class C                                                                     (6,368,997)     40,663,685
--------------------------------------------------------------------------------------------------------
  Class R                                                                         68,270         212,514
--------------------------------------------------------------------------------------------------------
  Institutional Class                                                          6,499,785      26,073,209
========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                          (45,008,293)    121,778,271
========================================================================================================
     Net increase (decrease) in net assets                                   (68,973,370)    105,125,530
========================================================================================================


NET ASSETS:

  Beginning of year                                                          330,344,165     225,218,635
========================================================================================================
  End of year (including undistributed net investment income of $130,711
     and $277,510, respectively)                                            $261,370,795    $330,344,165
________________________________________________________________________________________________________
========================================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.


24        AIM FLOATING RATE FUND

STATEMENT OF CASH FLOWS

For the year ended August 31, 2008






CASH PROVIDED BY OPERATING ACTIVITIES:

  Net decrease in net assets resulting from operations                             $  (5,990,388)
================================================================================================


ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS TO NET CASH PROVIDED BY OPERATIONS:

  Purchases of investments                                                          (190,875,304)
------------------------------------------------------------------------------------------------
  Proceeds from disposition of investments and principal payments                    246,819,016
------------------------------------------------------------------------------------------------
  Decrease in receivables and other assets                                             1,641,250
------------------------------------------------------------------------------------------------
  Amortization of premiums and accretion of discounts on investment securities          (413,523)
------------------------------------------------------------------------------------------------
  Increase in accrued expenses and other payables                                         29,071
------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) on investment securities                     15,023,407
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities                                  8,789,508
================================================================================================
     Net cash provided by operating activities                                        75,023,037
================================================================================================


CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES:

  Dividends paid to shareholders                                                      (5,109,848)
------------------------------------------------------------------------------------------------
  Proceeds from shares of beneficial interest sold                                    93,489,246
------------------------------------------------------------------------------------------------
  Decrease in payable to custodian                                                       (38,655)
------------------------------------------------------------------------------------------------
  Disbursements from shares of beneficial interest reacquired                       (151,267,060)
================================================================================================
     Net cash provided by (used in) financing activities                             (62,926,317)
================================================================================================
Net increase in cash and cash equivalents                                             12,096,720
================================================================================================
Cash and cash equivalents at beginning of period                                       4,540,586
================================================================================================
Cash and cash equivalents at end of period                                         $  16,637,306
================================================================================================


NON-CASH FINANCING ACTIVITIES:

  Value of shares of beneficial interest issued in reinvestment of dividends
     paid to shareholders                                                          $  13,105,134
________________________________________________________________________________________________
================================================================================================
Supplemental disclosure of cash flow information:

Cash paid during the year for line of credit expenses was $181,361



See accompanying Notes to Financial Statements which are an integral part of the financial statements.


25        AIM FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Floating Rate Fund (the "Fund") is a series portfolio of AIM Counselor Series Trust (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest.

  The Fund currently offers four different classes of shares: Class A, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waived criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class C shares are sold with a CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objectives are to provide a high level of current income and, secondarily, preservation of capital.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

        Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

        Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.


26        AIM FLOATING RATE FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transaction are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. OTHER RISKS -- The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

        The Fund invests in corporate loans from U.S. or non-U.S. companies (the "Borrowers"). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders ("Lenders") or one of the participants in the syndicate ("Participant"), one or more of which administers the loan on behalf of all the Lenders (the "Agent Bank"), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as "Intermediate Participants".

J. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.


27        AIM FLOATING RATE FUND

K. CASH AND CASH EQUIVALENTS -- For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

L. SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS -- The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $500 million                                           0.65%
-------------------------------------------------------------------
Next $4.5 billion                                            0.60%
-------------------------------------------------------------------
Next $5 billion                                              0.575%
-------------------------------------------------------------------
Over $10 billion                                             0.55%
___________________________________________________________________
===================================================================




  Under the terms of a new master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors"), the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Previously, the Advisor had entered in a sub-advisory agreement with Invesco Senior Secured Management, Inc. ("ISSM"). Under the terms of a sub-advisory agreement, the Advisor paid ISSM 40% of the amount of the Advisor's compensation on the sub-advised assets annually. This agreement terminated on May 1, 2008.

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class C, Class R and Institutional Class shares to 1.50%, 2.00%, 1.75% and 1.25% of average daily net assets, respectively at least through June 30, 2009. In determining the Advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.

  Further, the Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

  For the year ended August 31, 2008, the Advisor waived advisory fees of $9,954.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended August 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $5,332.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended August 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 0.75% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to

28        AIM FLOATING RATE FUND
customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended August 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2008, IADI advised the Fund that IADI retained $23,496 in front-end sales commissions from the sale of Class A shares and $27,723, $63,665 and $0 from Class A, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended August 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $11,070.

NOTE 4--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended August 31, 2008, the Fund paid legal fees of $3,059 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund is a party to a committed line of credit facility with a syndicate administered by JPMorgan Chase Bank. The Fund may borrow up to the lesser of (i) $50,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund is charged a commitment fee of 0.05% on the unused balance of the committed line. During the year ended August 31, 2008, the Fund had average borrowings for the 122 days the borrowings were outstanding of $9,522,131, with a weighted average interest rate of 4.36% and interest expense of $138,499.

  The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 6--UNFUNDED LOAN COMMITMENTS

As of August 31, 2008, the Fund had unfunded loan commitments of $5,382,435, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

                                                                                                UNFUNDED
BORROWER                                                                                      COMMITMENTS
---------------------------------------------------------------------------------------------------------
Bally Tech Alliance                           Term Loan                                        $2,216,250
---------------------------------------------------------------------------------------------------------
CCS Corp.                                     Delay Draw Term Loan                                714,354
---------------------------------------------------------------------------------------------------------
Centaur Gaming                                Delay Draw Term Loan                                 69,819
---------------------------------------------------------------------------------------------------------
Community Health System                       Delay Draw Term Loan                                152,858
---------------------------------------------------------------------------------------------------------
Greektown Casino LLC                          Delay Draw Term Loan                                505,626
---------------------------------------------------------------------------------------------------------
Hexion Specialty Chemicals, Inc.              Revolver Loan                                       170,688
---------------------------------------------------------------------------------------------------------
Las Vegas Sands Corp.                         Delay Draw Term Loan                                397,055
---------------------------------------------------------------------------------------------------------
Nuance Communications, Inc.                   Revolver Loan                                       104,060
---------------------------------------------------------------------------------------------------------
Pinnacle Foods Group, Inc. (Aurora Foods)     Revolver Loan                                       870,000
---------------------------------------------------------------------------------------------------------
Texas Competitive Electric Holdings Co.       Delay Draw Term Loan                                181,725
=========================================================================================================
                                                                                               $5,382,435
_________________________________________________________________________________________________________
=========================================================================================================





29        AIM FLOATING RATE FUND

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended August 31, 2008 and 2007 was as follows:

                                                              2008            2007
-------------------------------------------------------------------------------------
Distributions paid from ordinary income                   $17,974,689     $18,225,022
_____________________________________________________________________________________
=====================================================================================



TAX COMPONENTS OF NET ASSETS:

As of August 31, 2008, the components of net assets on a tax basis were as follows:

                                                                        2008
--------------------------------------------------------------------------------
Undistributed ordinary income                                       $    173,116
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments            (30,666,293)
--------------------------------------------------------------------------------
Temporary book/tax differences                                           (42,405)
--------------------------------------------------------------------------------
Capital loss carryforward                                            (54,172,673)
--------------------------------------------------------------------------------
Post-October capital loss deferral                                    (8,210,907)
--------------------------------------------------------------------------------
Shares of beneficial interest                                        354,289,957
================================================================================
Total net assets                                                    $261,370,795
________________________________________________________________________________
================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of August 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
August 31, 2009                                                                    $10,188,057
-----------------------------------------------------------------------------------------------
August 31, 2010                                                                     21,273,718
-----------------------------------------------------------------------------------------------
August 31, 2011                                                                     10,298,295
-----------------------------------------------------------------------------------------------
August 31, 2012                                                                      2,745,717
-----------------------------------------------------------------------------------------------
August 31, 2013                                                                      5,482,284
-----------------------------------------------------------------------------------------------
August 31, 2014                                                                      2,498,917
-----------------------------------------------------------------------------------------------
August 31, 2016                                                                      1,685,685
===============================================================================================
Total capital loss carryforward                                                    $54,172,673
_______________________________________________________________________________________________
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2008 was $186,997,507 and $227,198,736, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $    651,619
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (31,317,912)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(30,666,293)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $307,380,598.




30        AIM FLOATING RATE FUND

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of proxy costs, on August 31, 2008, undistributed net investment income was increased by $5,363 and shares of beneficial interest decreased by $5,363. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION


                                               CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                                            --------------------------------------------------------------
                                                                       2008(a)                            2007
                                                            -----------------------------     ----------------------------
                                                               SHARES           AMOUNT           SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     5,930,178     $  49,487,900      15,632,471     $141,742,534
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                     3,459,058        28,780,327       6,756,210       61,144,110
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         8,867            66,178          29,874          269,881
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         1,731,143        14,334,499       2,833,402       25,745,014
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       815,548         6,773,699         837,317        7,536,389
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       379,132         3,166,936         330,246        2,963,539
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         1,581            12,804           1,291           11,601
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           381,534         3,151,695         253,496        2,281,192
==========================================================================================================================
Reacquired:(b)
  Class A                                                   (12,128,519)     (101,468,950)    (10,549,550)     (94,450,060)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (4,669,761)      (38,316,260)     (2,625,854)     (23,443,964)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (1,339)          (10,712)         (7,693)         (68,968)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                        (1,311,463)      (10,986,409)       (218,519)      (1,952,997)
==========================================================================================================================
                                                             (5,404,041)    $ (45,008,293)     13,272,691     $121,778,271
__________________________________________________________________________________________________________________________
==========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
       In addition, 18% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco Aim.
(b) Net of redemption fees of $18,720 and $37,781 which were allocated among the classes based on relative net assets of each class for the years ended August 31, 2008 and 2007, respectively.


31        AIM FLOATING RATE FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                          INCOME (LOSS) FROM
                                         INVESTMENT OPERATIONS
                              ------------------------------------------                DISTRIBUTIONS
                                          NET GAINS (LOSSES)              ----------------------------------------
                   NET ASSET      NET        ON SECURITIES                 DIVIDENDS  DISTRIBUTIONS
                     VALUE,   INVESTMENT         (BOTH        TOTAL FROM   FROM NET      FROM NET                     NET ASSET
                   BEGINNING    INCOME       REALIZED AND     INVESTMENT  INVESTMENT     REALIZED        TOTAL       VALUE, END
                   OF PERIOD    (LOSS)        UNREALIZED)     OPERATIONS    INCOME        GAINS      DISTRIBUTIONS  OF PERIOD(a)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended
  08/31/08           $8.67       $0.53(d)       $(0.68)         $(0.15)     $(0.53)       $   --         $(0.53)        $7.99
Year ended
  08/31/07            9.06        0.60(d)        (0.39)           0.21       (0.60)           --          (0.60)         8.67
Eight months
  ended 8/31/06       9.04        0.37(d)         0.02            0.39       (0.37)           --          (0.37)         9.06
Year ended
  12/31/05            9.02        0.43            0.01            0.44       (0.42)           --          (0.42)         9.04
Year ended
  12/31/04            8.77        0.30            0.25            0.55       (0.29)        (0.01)         (0.30)         9.02
Year ended
  12/31/03            8.51        0.33            0.25            0.58       (0.32)           --          (0.32)         8.77
--------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended
  08/31/08            8.65        0.48(d)        (0.68)          (0.20)      (0.48)           --          (0.48)         7.97
Year ended
  08/31/07            9.04        0.56(d)        (0.39)           0.17       (0.56)           --          (0.56)         8.65
Eight months
  ended 8/31/06       9.02        0.34(d)         0.02            0.36       (0.34)           --          (0.34)         9.04
Year ended
  12/31/05            8.99        0.40            0.03            0.43       (0.40)           --          (0.40)         9.02
Year ended
  12/31/04            8.75        0.27            0.25            0.52       (0.27)        (0.01)         (0.28)         8.99
Year ended
  12/31/03            8.49        0.31            0.25            0.56       (0.30)           --          (0.30)         8.75
--------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended
  08/31/08            8.66        0.51(d)        (0.66)          (0.15)      (0.51)           --          (0.51)         8.00
Year ended
  08/31/07            9.06        0.58(d)        (0.40)           0.18       (0.58)           --          (0.58)         8.66
Year ended
  08/31/06(h)         9.11        0.21(d)        (0.05)           0.16       (0.21)           --          (0.21)         9.06
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended
  08/31/08            8.67        0.56(d)        (0.68)          (0.12)      (0.56)           --          (0.56)         7.99
Year ended
  08/31/07            9.06        0.63(d)        (0.39)           0.24       (0.63)           --          (0.63)         8.67
Year ended
  08/31/06(h)         9.11        0.23(d)        (0.05)           0.18       (0.23)           --          (0.23)         9.06
________________________________________________________________________________________________________________________________
================================================================================================================================

                                                  RATIO OF          RATIO OF
                                                  EXPENSES          EXPENSES
                                                 TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                 NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                     TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                   RETURN(b)  (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(c)
-----------------------------------------------------------------------------------------------------------
CLASS A
Year ended
  08/31/08           (1.80)%     $141,803           1.36%(e)(f)       1.37%(e)(f)     6.36%(e)       66%
Year ended
  08/31/07            2.28        220,449           1.29(f)           1.30(f)         6.65          117
Eight months
  ended 8/31/06       4.32        155,953           1.58(f)(g)        1.86(f)(g)      6.06(g)        54
Year ended
  12/31/05            5.00        159,206           2.04(f)           2.17(f)         4.69           56
Year ended
  12/31/04            6.36        190,814           1.65(f)           1.69(f)         3.31           82
Year ended
  12/31/03            6.94        221,964           1.48              1.48            3.80           72
-----------------------------------------------------------------------------------------------------------
CLASS C
Year ended
  08/31/08           (2.31)        68,452           1.86(e)(f)        1.87(e)(f)      5.86(e)        66
Year ended
  08/31/07            1.76         81,479           1.79(f)           1.80(f)         6.15          117
Eight months
  ended 8/31/06       4.05         44,853           1.97(f)(g)        2.36(f)(g)      5.67(g)        54
Year ended
  12/31/05            4.85         47,624           2.29(f)           2.67(f)         4.44           56
Year ended
  12/31/04            5.98         34,518           1.89(f)           2.19(f)         3.07           82
Year ended
  12/31/03            6.68         20,793           1.73              1.98            3.55           72
-----------------------------------------------------------------------------------------------------------
CLASS R
Year ended
  08/31/08           (1.81)           330           1.61(e)(i)        1.62(e)(i)      6.11(e)        66
Year ended
  08/31/07            1.91            278           1.54(i)           1.55(i)         6.40          117
Year ended
  08/31/06(h)         1.80             78           1.53(g)(i)        1.53(g)(i)      6.11(g)        54
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended
  08/31/08           (1.46)        50,786           1.01(e)(i)        1.02(e)(i)      6.71(e)        66
Year ended
  08/31/07            2.62         48,138           0.95(i)           0.96(i)         6.99          117
Year ended
  08/31/06(h)         2.00         24,335           0.98(g)(i)        0.98(g)(i)      6.66(g)        54
___________________________________________________________________________________________________________
===========================================================================================================





(a) Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)  Calculated using average shares outstanding.
(e) Ratios are based on average daily net assets (000's omitted) of $159,308, $74,625, $270 and $48,931 for Class A, Class C, Class R, and Institutional Class shares, respectively.
(f) Ratio includes line of credit expenses of 0.06%, 0.02%, 0.21% (annualized), 0.54% and 0.15% for the years ended August 31, 2008, August 31, 2007, the eight months ended August 31, 2006, and the years ended December 31, 2005 and December 31, 2004, respectively.
(g)  Annualized.
(h)  Commencement date of April 13, 2006.
(i) Ratio includes line of credit expenses of 0.06%, 0.02%, and 0.01% (annualized) for the years ended August 31, 2008, August 31, 2007, and the period ended August 31, 2006, respectively.


32        AIM FLOATING RATE FUND

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

AIM Floating Rate Fund, along with numerous unrelated funds and financial institutions, has been named as a defendant in two private civil lawsuits filed in the United States Bankruptcy Court, Southern District of New York (Enron Corp. v. J.P. Morgan Securities, Inc., et al., Case No. 01-16034(AJG) and Adelphia Communications Corp. and its Affiliate Debtors in Possession and Official Committee of Unsecured Creditors of Adelphia v. Bank of America, individually and as Agent for various Banks Party to Credit Agreements, et al., Case No. 02-41729). These lawsuits seek, respectively, avoidance of certain payments made by Enron Corp. and avoidance of certain loans to Adelphia Communications Corp. The Enron lawsuit alleges that payments made to the Fund and other creditors to prepay and/or redeem certain commercial paper prior to its maturity were preferential transfers. The amount sought to be recovered from the Fund in the Enron lawsuit is the aggregate amount of the repurchases of Enron's commercial paper from the fund during the 90 days prior to the filing by Enron of a bankruptcy petition (approximately $10 million) plus interest and Enron's court costs. On September 19, 2008, a group of defendants, including the Fund, reached a settlement in principal with Enron that is subject to approval by the Bankruptcy Court for approximately 13% of Enron's demand; and on that date, the Fund booked a settlement reserve for such amount. The Adelphia lawsuit alleges that the purchasers of Adelphia's bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders. The amount sought to be recovered from the Fund in the Adelphia lawsuit is not specified. On June 17, 2008, the Court in the Adelphia lawsuit granted, in its entirety, the Motion to Dismiss filed by a group of defendants that includes the Fund and dismissed all of Adelphia's claims against it. Adelphia has the right to appeal this ruling.

  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-
1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, except with respect to the settlement of the Enron litigation, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.


33        AIM FLOATING RATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Counselor Series Trust and Shareholders of AIM Floating Rate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Floating Rate Fund (one of the funds constituting AIM Counselor Series Trust, hereafter referred to as the "Fund") at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows for the year then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and intermediate participants, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 20, 2008
Houston, Texas




34        AIM FLOATING RATE FUND

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2008, through August 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (03/01/08)   (08/31/08)(1)   PERIOD(2)     (08/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00      $1,043.80       $7.40       $1,017.90       $7.30        1.44%
---------------------------------------------------------------------------------------------------
        C            1,000.00       1,041.20        9.95        1,015.38        9.83        1.94
---------------------------------------------------------------------------------------------------
        R            1,000.00       1,041.20        8.67        1,016.64        8.57        1.69
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period March 1, 2008, through August 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


35        AIM FLOATING RATE FUND

Supplement to Annual Report dated 8/31/08

                                             ==========================================
AIM FLOATING RATE FUND                       AVERAGE ANNUAL TOTAL RETURNS                    The total annual Fund operating expense
                                                                                          ratio set forth in the most recent Fund
INSTITUTIONAL CLASS SHARES                   For periods ended 8/31/08                    prospectus as of the date of this
                                             10 Years                             3.61%   supplement for Institutional Class shares
The following information has been           5 Years                              3.76    was 1.08%. The expense ratios presented
prepared to provide Institutional Class      1 Year                              -1.46    above may vary from the expense ratios
shareholders with a performance overview                                                  presented in other sections of the actual
specific to their holdings. Institutional    AVERAGE ANNUAL TOTAL RETURNS                 report that are based on expenses incurred
Class shares are offered exclusively to                                                   during the period covered by the report.
institutional investors, including defined   For periods ended 6/30/08, most recent
contribution plans that meet certain         calendar quarter-end                            Had the advisor not waived fees and/ or
criteria.                                                                                 reimbursed expenses in the past,
                                             10 Years                             3.87%   performance would have been lower.
                                             5 Years                              4.16
                                             1 Year                              -3.51       A redemption fee of 2% will be imposed
                                             ==========================================   on certain redemptions or exchanges out of
                                                                                          the Fund within 30 days of purchase.
                                             Institutional Class shares' inception date   Exceptions to the redemption fee are
                                             is April 13, 2006. Returns since that date   listed in the Fund's prospectus.
                                             are historical returns. All other returns
                                             are blended returns of historical               Please note that past performance is
                                             Institutional Class share performance and    not indicative of future results. More
                                             restated Class A share performance (for      recent returns may be more or less than
                                             periods prior to the inception date of       those shown. All returns assume
                                             Institutional Class shares) at net asset     reinvestment of distributions at NAV.
                                             value (NAV) and reflect the Rule 12b-1       Investment return and principal value will
                                             fees applicable to Class A shares. Class A   fluctuate so your shares, when redeemed,
                                             shares' inception date is May 1, 1997.       may be worth more or less than their
                                                                                          original cost. See full report for
                                                Institutional Class shares have no        information on comparative benchmarks.
                                             sales charge; therefore, performance is at   Please consult your Fund prospectus for
                                             NAV. Performance of Institutional Class      more information. For the most current
                                             shares will differ from performance of       month-end performance, please call 800 451
                                             other share classes primarily due to         4246 or visit invescoaim.com.
                                             differing sales charges and class
                                             expenses.

==========================================
NASDAQ SYMBOL                        AFRIX
==========================================

Over for information on your Fund's
expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY                                                                   [INVESCO AIM LOGO]
                                                                                                       - SERVICE MARK -
This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

invescoaim.com   FLR-INS-1   Invesco Aim Distributors, Inc.

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2008, through August 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


------------------------------------------------------------------------------------------------
                                                                 HYPOTHETICAL
                                                           (5% ANNUAL RETURN BEFORE
                                        ACTUAL                     EXPENSES)
                              ------------------------------------------------------
                 BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
               ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
    CLASS        (03/01/08)   (08/31/08)(1)   PERIOD(2)     (08/31/08)    PERIOD(2)      RATIO
------------------------------------------------------------------------------------------------
Institutional    $1,000.00      $1,044.30       $5.65       $1,019.61       $5.58        1.10%
------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period March 1, 2008, through August 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM FLOATING RATE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     renewal process, the Trustees receive        from one another and attributed different
Counselor Series Trust is required under     comparative performance and fee data         weight to the various factors. The
the Investment Company Act of 1940 to        regarding the AIM Funds prepared by an       Trustees recognized that the advisory
approve annually the renewal of the AIM      independent company, Lipper, Inc.            arrangements and resulting advisory fees
Floating Rate Fund (the Fund) investment     (Lipper), under the direction and            for the Fund and the other AIM Funds are
advisory agreement with Invesco Aim          supervision of the independent Senior        the result of years of review and
Advisors, Inc. (Invesco Aim). During         Officer who also prepares a separate         negotiation between the Trustees and
contract renewal meetings held on June       analysis of this information for the         Invesco Aim, that the Trustees may focus
18-19, 2008, the Board as a whole and the    Trustees. Each Sub-Committee then makes      to a greater extent on certain aspects of
disinterested or "independent" Trustees,     recommendations to the Investments           these arrangements in some years than in
voting separately, approved the              Committee regarding the performance, fees    others, and that the Trustees'
continuance of the Fund's investment         and expenses of their assigned funds. The    deliberations and conclusions in a
advisory agreement for another year,         Investments Committee considers each         particular year may be based in part on
effective July 1, 2008. In doing so, the     Sub-Committee's recommendations and makes    their deliberations and conclusions of
Board determined that the Fund's             its own recommendations regarding the        these same arrangements throughout the
investment advisory agreement is in the      performance, fees and expenses of the AIM    year and in prior years.
best interests of the Fund and its           Funds to the full Board. The Investments
shareholders and that the compensation to    Committee also considers each                FACTORS AND CONCLUSIONS AND SUMMARY OF
Invesco Aim under the Fund's investment      Sub-Committee's recommendations in making    INDEPENDENT WRITTEN FEE EVALUATION
advisory agreement is fair and reasonable.   its annual recommendation to the Board
                                             whether to approve the continuance of each      The discussion below serves as a
   The independent Trustees met separately   AIM Fund's investment advisory agreement     summary of the Senior Officer's
during their evaluation of the Fund's        and sub-advisory agreements for another      independent written evaluation with
investment advisory agreement with           year.                                        respect to the Fund's investment advisory
independent legal counsel from whom they                                                  agreement as well as a discussion of the
received independent legal advice, and the      The independent Trustees are assisted     material factors and related conclusions
independent Trustees also received           in their annual evaluation of the Fund's     that formed the basis for the Board's
assistance during their deliberations from   investment advisory agreement by the         approval of the Fund's investment advisory
the independent Senior Officer, a            independent Senior Officer. One              agreement and sub-advisory agreements.
full-time officer of the AIM Funds who       responsibility of the Senior Officer is to   Unless otherwise stated, information set
reports directly to the independent          manage the process by which the AIM Funds'   forth below is as of June 19, 2008 and
Trustees.                                    proposed management fees are negotiated      does not reflect any changes that may have
                                             during the annual contract renewal process   occurred since that date, including but
THE BOARD'S FUND EVALUATION PROCESS The      to ensure that they are negotiated in a      not limited to changes to the Fund's
Board's Investments Committee has            manner that is at arms' length and           performance, advisory fees, expense
established three Sub-Committees that are    reasonable. Accordingly, the Senior          limitations and/or fee waivers.
responsible for overseeing the management    Officer must either supervise a
of a number of the series portfolios of      competitive bidding process or prepare an    I. Investment Advisory Agreement
the AIM Funds. This Sub-Committee            independent written evaluation. The Senior
structure permits the Trustees to focus on   Officer has recommended that an                 A. Nature, Extent and Quality of
the performance of the AIM Funds that have   independent written evaluation be provided         Services Provided by Invesco Aim
been assigned to them. The Sub-Committees    and, at the direction of the Board, has
meet throughout the year to review the       prepared an independent written                 The Board reviewed the advisory
performance of their assigned funds, and     evaluation.                                  services provided to the Fund by Invesco
the Sub-Committees review monthly and                                                     Aim under the Fund's investment advisory
quarterly comparative performance               During the annual contract renewal        agreement, the performance of Invesco Aim
information and periodic asset flow data     process, the Board considered the factors    in providing these services, and the
for their assigned funds. These materials    discussed below under the heading "Factors   credentials and experience of the officers
are prepared under the direction and         and Conclusions and Summary of Independent   and employees of Invesco Aim who provide
supervision of the independent Senior        Written Fee Evaluation" in evaluating the    these services. The Board's review of the
Officer. Over the course of each year, the   fairness and reasonableness of the Fund's    qualifications of Invesco Aim to provide
Sub-Committees meet with portfolio           investment advisory agreement and            these services included the Board's
managers for their assigned funds and        sub-advisory agreements at the contract      consideration of Invesco Aim's portfolio
other members of management and review       renewal meetings and at their meetings       and product review process, various back
with these individuals the performance,      throughout the year as part of their         office support functions provided by
investment objective(s), policies,           ongoing oversight of the Fund. The Fund's    Invesco Aim and its affiliates, and
strategies and limitations of these funds.   investment advisory agreement and            Invesco Aim's equity and fixed income
                                             sub-advisory agreements were considered      trading operations. The Board concluded
   In addition to their meetings             separately, although the Board also          that the nature, extent and quality of the
throughout the year, the Sub-Committees      considered the common interests of all of    advisory services provided to the Fund by
meet at designated contract renewal          the AIM Funds in their deliberations. The    Invesco Aim were appropriate and that
meetings each year to conduct an in-depth    Board considered all of the information      Invesco Aim currently is providing
review of the performance, fees and          provided to them and did not identify any    satisfactory advisory services in
expenses of their assigned funds. During     particular factor that was controlling.      accordance with the terms of the Fund's
the contract                                 Each Trustee may have evaluated the          investment advisory agreement. In
                                             information provided differently             addition, based on their ongoing meetings
                                                                                          throughout the year with the Fund's
                                                                                          portfolio manager or


36   AIM FLOATING RATE FUND                                                                                                continued

managers, the Board concluded that these     noted that Invesco Aim acknowledges the      effect this expense limitation would have
individuals are competent and able to        Fund's underperformance because of shorter   on the Fund's estimated total expenses.
continue to carry out their                  term performance results and continues to
responsibilities under the Fund's            monitor the Fund. The Board also                After taking account of the Fund's
investment advisory agreement.               considered the steps Invesco Aim has taken   contractual advisory fee rate, as well as
                                             over the last several years to improve the   the comparative advisory fee information
   In determining whether to continue the    quality and efficiency of the services       and the expense limitation discussed
Fund's investment advisory agreement, the    that Invesco Aim provides to the AIM         above, the Board concluded that the Fund's
Board considered the prior relationship      Funds. The Board concluded that Invesco      advisory fees were fair and reasonable.
between Invesco Aim and the Fund, as well    Aim continues to be responsive to the
as the Board's knowledge of Invesco Aim's    Board's focus on fund performance.              D. Economies of Scale and Breakpoints
operations, and concluded that it was        Although the independent written
beneficial to maintain the current           evaluation of the Fund's Senior Officer      The Board considered the extent to which
relationship, in part, because of such       only considered Fund performance through     there are economies of scale in Invesco
knowledge. The Board also considered the     the most recent calendar year, the Board     Aim's provision of advisory services to
steps that Invesco Aim and its affiliates    also reviewed more recent Fund performance   the Fund. The Board also considered
have taken over the last several years to    and this review did not change their         whether the Fund benefits from such
improve the quality and efficiency of the    conclusions.                                 economies of scale through contractual
services they provide to the AIM Funds in                                                 breakpoints in the Fund's advisory fee
the areas of investment performance,            C. Advisory Fees and Fee Waivers          schedule or through advisory fee waivers
product line diversification,                                                             or expense limitations. The Board noted
distribution, fund operations, shareholder   The Board compared the Fund's contractual    that the Fund's contractual advisory fee
services and compliance. The Board           advisory fee rate to the contractual         schedule includes three breakpoints but
concluded that the quality and efficiency    advisory fee rates of funds in the Fund's    that, due to the Fund's asset level at the
of the services Invesco Aim and its          Lipper expense group that are not managed    end of the past calendar year and the way
affiliates provide to the AIM Funds in       by Invesco Aim, at a common asset level      in which the breakpoints have been
each of these areas generally have           and as of the end of the past calendar       structured, the Fund has yet to benefit
improved, and support the Board's approval   year. The Board noted that the Fund's        from the breakpoints. Based on this
of the continuance of the Fund's             contractual advisory fee rate was at the     information, the Board concluded that the
investment advisory agreement.               median contractual advisory fee rate of      Fund's advisory fees would reflect
                                             funds in its expense group. The Board also   economies of scale at higher asset levels.
   B. Fund Performance                       reviewed the methodology used by Lipper in   The Board also noted that the Fund shares
                                             determining contractual fee rates.           directly in economies of scale through
The Board compared the Fund's performance                                                 lower fees charged by third party service
during the past one and three and five          The Board also compared the Fund's        providers based on the combined size of
calendar years to the performance of funds   effective fee rate (the advisory fee after   all of the AIM Funds and affiliates.
in the Fund's performance group that are     any advisory fee waivers and before any
not managed by Invesco Aim, and against      expense limitations/waivers) to the total       E. Profitability and Financial
the performance of all funds in the          advisory fees paid by separately managed           Resources of Invesco Aim
S&P/LSTA Leveraged Loan Index. The Board     accounts/wrap accounts advised by an
also reviewed the criteria used by Invesco   Invesco Aim affiliate. The Board noted       The Board reviewed information from
Aim to identify the funds in the Fund's      that the Fund's rate was below the rates     Invesco Aim concerning the costs of the
performance group for inclusion in the       for the separately managed accounts/wrap     advisory and other services that Invesco
Lipper reports and the methodology used by   accounts. The Board considered that          Aim and its affiliates provide to the Fund
Lipper to identify the performance           management of the separately managed         and the profitability of Invesco Aim and
universe. The Board noted that the Fund's    accounts/wrap accounts by the Invesco Aim    its affiliates in providing these
performance was in the fourth quintile of    affiliate involves different levels of       services. The Board also reviewed
its performance group for the one year       services and different operational and       information concerning the financial
period and the first quintile for the        regulatory requirements than Invesco Aim's   condition of Invesco Aim and its
three year period (the first quintile        management of the Fund. The Board            affiliates. The Board also reviewed with
being the best performing funds and the      concluded that these differences are         Invesco Aim the methodology used to
fifth quintile being the worst performing    appropriately reflected in the fee           prepare the profitability information. The
funds). The Board noted that the Fund's      structure for the Fund.                      Board considered the overall profitability
performance was in the first quintile of                                                  of Invesco Aim, as well as the
its Lipper performance universe for the         The Board noted that Invesco Aim has      profitability of Invesco Aim in connection
five year period (the Fund's Lipper          contractually agreed to waive fees and/ or   with managing the Fund. The Board noted
performance universe was used to assess      limit expenses of the Fund through at        that Invesco Aim continues to operate at a
investment performance for the five year     least June 30, 2009 in an amount necessary   net profit, although increased expenses in
period because the Fund's performance        to limit total annual operating expenses     recent years have reduced the
group for that period was too small for an   to a specified percentage of average daily   profitability of Invesco Aim and its
appropriate evaluation of investment         net assets for each class of the Fund. The   affiliates. The Board concluded that the
performance). The Board noted that the       Board considered the contractual nature of   Fund's fees were fair and reasonable, and
Fund's performance was below the             this fee waiver and noted that it remains    that the level of profits realized by
performance of the Index for the one,        in effect until at least June 30, 2009.      Invesco Aim and its affiliates from
three and five year periods. The Board       The Board also the                           providing services to the Fund was not
                                                                                          excessive in light of the nature, quality
                                                                                          and extent of the services provided. The


37   AIM FLOATING RATE FUND                                                                                                continued

Board considered whether Invesco Aim is      expenses. The Board also noted that          filiated Sub-Advisers, which have offices
financially sound and has the resources      research obtained through soft dollar        and personnel that are geographically
necessary to perform its obligations under   arrangements may be used by Invesco Aim in   dispersed in financial centers around the
the Fund's investment advisory agreement,    making investment decisions for the Fund     world, have been formed in part for the
and concluded that Invesco Aim has the       and may therefore benefit Fund               purpose of researching and compiling
financial resources necessary to fulfill     shareholders. The Board concluded that       information and making recommendations on
these obligations.                           Invesco Aim's soft dollar arrangements       the markets and economies of various
                                             were appropriate. The Board also concluded   countries and securities of companies
   F. Independent Written Evaluation of      that, based on their review and              located in such countries or on various
      the Fund's Senior Officer              representations made by Invesco Aim, these   types of investments and investment
                                             arrangements were consistent with            techniques, and providing investment
The Board noted that, at their direction,    regulatory requirements.                     advisory services. The Board concluded
the Senior Officer of the Fund, who is                                                    that the sub-advisory agreements will
independent of Invesco Aim and Invesco          The Board considered the fact that the    benefit the Fund and its shareholders by
Aim's affiliates, had prepared an            Fund's uninvested cash and cash collateral   permitting Invesco Aim to utilize the
independent written evaluation to assist     from any securities lending arrangements     additional resources and talent of the
the Board in determining the                 may be invested in money market funds        Affiliated Sub-Advisers in managing the
reasonableness of the proposed management    advised by Invesco Aim pursuant to           Fund.
fees of the AIM Funds, including the Fund.   procedures approved by the Board. The
The Board noted that they had relied upon    Board noted that Invesco Aim will receive       B. Fund Performance
the Senior Officer's written evaluation      advisory fees from these affiliated money
instead of a competitive bidding process.    market funds attributable to such            The Board did view Fund performance as a
In determining whether to continue the       investments, although Invesco Aim has        relevant factor in considering whether to
Fund's investment advisory agreement, the    contractually agreed to waive through at     approve the sub-advisory agreements for
Board considered the Senior Officer's        least June 30, 2009, the advisory fees       the Fund, as one of the Affiliated
written evaluation.                          payable by the Fund in an amount equal to    Sub-Advisers currently manages the Fund's
                                             100% of the net advisory fees Invesco Aim    assets. The Board compared the Fund's
   G. Collateral Benefits to Invesco Aim     receives from the affiliated money market    performance during the past one, three and
      and its Affiliates                     funds with respect to the Fund's             five calendar years to the performance of
                                             investment of uninvested cash, but not       funds in the Fund's performance group that
The Board considered various other           cash collateral. The Board considered the    are not managed by Invesco Aim, and
benefits received by Invesco Aim and its     contractual nature of this fee waiver and    against the performance of all funds in
affiliates resulting from Invesco Aim's      noted that it remains in effect until at     the S&P/LSTA Leveraged Loan Index. The
relationship with the Fund, including the    least June 30, 2009. The Board concluded     Board noted that the Fund's performance
fees received by Invesco Aim and its         that the Fund's investment of uninvested     was in the fourth quintile of its
affiliates for their provision of            cash and cash collateral from any            performance group for the one year period
administrative, transfer agency and          securities lending arrangements in the       and the first quintile for the three year
distribution services to the Fund. The       affiliated money market funds is in the      period (the first quintile being the best
Board considered the performance of          best interests of the Fund and its           performing funds and the fifth quintile
Invesco Aim and its affiliates in            shareholders.                                being the worst performing funds) .The
providing these services and the                                                          Board noted that the Fund's performance
organizational structure employed by         II. Sub-Advisory Agreements                  was in the first quintile of its Lipper
Invesco Aim and its affiliates to provide                                                 performance universe for the five year
these services. The Board also considered       A. Nature, Extent and Quality of          period (the Fund's Lipper performance
that these services are provided to the            Services Provided by Affiliated        universe was used to assess investment
Fund pursuant to written contracts which           Sub-Advisors                           performance for the five year period
are reviewed and approved on an annual                                                    because the Fund's performance group for
basis by the Board. The Board concluded      The Board reviewed the services to be        that period was too small for an
that Invesco Aim and its affiliates were     provided by Invesco Trimark Ltd., Invesco    appropriate evaluation of investment
providing these services in a satisfactory   Asset Management Deutschland, GmbH,          performance). The Board noted that the
manner and in accordance with the terms of   Invesco Asset Management Limited, Invesco    Fund's performance was below the
their contracts, and were qualified to       Asset Management (Japan) Limited, Invesco    performance of the Index for the one,
continue to provide these services to the    Australia Limited, Invesco Global Asset      three and five year periods. The Board
Fund.                                        Management (N.A.), Inc., Invesco Hong Kong   also considered the steps Invesco Aim has
                                             Limited, Invesco Institutional (N.A.),       taken over the last several years to
   The Board considered the benefits         Inc. and Invesco Senior Secured              improve the quality and efficiency of the
realized by Invesco Aim as a result of       Management, Inc. (collectively, the          services that Invesco Aim provides to the
portfolio brokerage transactions executed    "Affiliated Sub-Advisers") under the         AIM Funds. The Board concluded that
through "soft dollar" arrangements. Under    sub-advisory agreements and the              Invesco Aim continues to be responsive to
these arrangements, portfolio brokerage      credentials and experience of the officers   the Board's focus on fund performance.
commissions paid by the Fund and/or other    and employees of the Affiliated
funds advised by Invesco Aim are used to     Sub-Advisers who will provide these             C. Sub-Advisory Fees
pay for research and execution services.     services. The Board concluded that the
The Board noted that soft dollar             nature, extent and quality of the services   The Board considered the services to be
arrangements shift the payment obligation    to be provided by the Affiliated             provided by the Affiliated Sub-Advisers
for the research and execution services      Sub-Advisers were appropriate. The Board     pursuant to the sub-advisory agreements
from Invesco Aim to the funds and            noted that the Af-
therefore may reduce Invesco Aim's


38   AIM FLOATING RATE FUND                                                                                                continued

and the services to be provided by
Invesco Aim pursuant to the Fund's
investment advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory agreements. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco
Aim to the Affiliated Sub-Advisers, and
that Invesco Aim and the Affiliated
Sub-Advisers are affiliates. After taking account of the Fund's contractual sub-advisory fee rate, as well as other relevant factors, the Board concluded that the Fund's sub-advisory fees were fair and reasonable.

     D. Financial Resources of the
        Affiliated Sub-Advisers

The Board considered whether each
Affiliated Sub-Adviser is financially
sound and has the resources necessary to perform its obligations under its respective sub-advisory agreement, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.


39   AIM FLOATING RATE FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2008:

     FEDERAL AND STATE INCOME TAX
     Qualified Dividend Income*                               0%
     Corporate Dividends Received Deduction*                  0%




     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

     NON-RESIDENT ALIEN SHAREHOLDERS
     Qualified Interest Income**                              0%




     ** The above percentage is based on income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended November 30, 2007 was 4.82%.


40        AIM FLOATING RATE FUND

PROXY RESULTS

A Special Meeting ("Meeting") of Shareholders of AIM Floating Rate Fund, an investment portfolio of AIM Counselor Series Trust, a Delaware statutory trust ("Trust"), was held on February 29, 2008 and was adjourned with respect to certain proposals, until March 28, 2008. The Meeting on March 28, 2008 was held for the following purposes:

(1) Elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund, and each other series portfolio of the Trust, or a share class without a shareholder vote.

The results of the voting on the above matters were as follows:


                                                                                                            WITHHELD/
      MATTERS                                                                              VOTES FOR      ABSTENTIONS**
-----------------------------------------------------------------------------------------------------------------------
(1)*  Bob R. Baker...................................................................      80,004,783        1,692,073
      Frank S. Bayley................................................................      80,042,468        1,654,388
      James T. Bunch.................................................................      80,071,331        1,625,525
      Bruce L. Crockett..............................................................      80,047,680        1,649,176
      Albert R. Dowden...............................................................      80,044,519        1,652,337
      Jack M. Fields.................................................................      80,054,678        1,642,178
      Martin L. Flanagan.............................................................      80,013,733        1,683,123
      Carl Frischling................................................................      80,026,567        1,670,289
      Prema Mathai-Davis.............................................................      80,025,589        1,671,267
      Lewis F. Pennock...............................................................      80,059,672        1,637,184
      Larry Soll, Ph.D. .............................................................      80,040,389        1,656,467
      Raymond Stickel, Jr. ..........................................................      80,056,699        1,640,157
      Philip A. Taylor...............................................................      80,034,136        1,662,720


                                                                              VOTES        WITHHELD/          BROKER
                                                             VOTES FOR       AGAINST      ABSTENTIONS       NON-VOTES
-----------------------------------------------------------------------------------------------------------------------
(2)*  Approve an amendment to the Trust's Agreement and
      Declaration of Trust that would permit the Board
      of Trustees of the Trust to terminate the Trust,
      the Fund, and each other series portfolio of the
      Trust, or a share class without a shareholder
      vote.............................................     55,885,613     10,011,477       2,110,683       13,689,083



 * Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust.

** Includes Broker Non-Votes.


41        AIM FLOATING RATE FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Counselor Series Trust (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent); Trustee, President and
                                              Principal Executive Officer of The AIM Family of Funds--
                                              Registered Trademark-- (other than AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust); Trustee and
                                              Executive Vice President, The AIM Family of Funds--
                                              Registered Trademark-- (AIM Treasurer's Series Trust and
                                              Short-Term Investments Trust only); and Manager, Invesco
                                              PowerShares Capital Management LLC

                                              Formerly: Director and President, AIM Trimark Corporate
                                              Class Inc. and AIM Trimark Canada Fund Inc.; Director and
                                              President, Invesco Trimark Ltd./Invesco Trimark Ltee
                                              (formerly AIM Funds Management Inc. d/b/a INVESCO Enterprise
                                              Services); Senior Managing Director, Invesco Holding Company
                                              Limited; Trustee and Executive Vice President, Tax-Free
                                              Investments Trust; Director and Chairman, Fund Management
                                              Company (registered broker dealer); President and Principal
                                              Executive Officer, The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term
                                              Investments Trust and Tax-Free Investments Trust only);
                                              President, AIM Trimark Global Fund Inc. and AIM Trimark
                                              Canada Fund Inc.; and Director, Trimark Trust (federally
                                              regulated Canadian Trust Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2003          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            and Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider)
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           1983          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2003          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2000          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2003          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2003          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2003          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2003          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2003          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             1997          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee

                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




42        AIM FLOATING RATE FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri S. Morris -- 1964        2008          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Assistant Vice
 and Principal Financial                      President, Invesco Aim Advisors, Inc., Invesco Aim Capital
 Officer                                      Management, Inc. and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark--

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2003          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the fund's prospectus for information on the fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






43        AIM FLOATING RATE FUND

====================================================================================================================================
EDELIVERY
INVESCOAIM.COM/EDELIVERY

REGISTER FOR EDELIVERY - eDelivery is the process of receiving your fund and account information via email. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an email notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

WHY SIGN UP?                                                      HOW DO I SIGN UP?

Register for eDelivery to:                                        It's easy. Just follow these simple steps:
- save your Fund the cost of printing and postage.                1. Log in to your account.
- reduce the amount of paper you receive.                         2. Click on the "Service Center" tab.
- gain access to your documents faster by not waiting for the     3. Select "Register for eDelivery" and complete the consent
  mail.                                                              process.
- view your documents online anytime at your convenience.
- save the documents to your personal computer or print them out for your records.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly
Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco
Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim
Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for
the products and services represented by Invesco Aim; they each provide investment advisory services to          [INVESCO AIM LOGO]
individual and institutional clients and do not sell securities. Invesco Institutional (N.A.), Inc., Invesco      - SERVICE MARK -
Senior Secured Management, Inc., Invesco Global Asset Management (N.A.), Inc., Invesco Trimark Ltd., Invesco
Asset Management (Japan) Ltd., Invesco Hong Kong Ltd., Invesco Australia Limited, Invesco Asset Management
Limited and Invesco Asset Management Deutschland GmbH are affiliated investment advisors that serve as subadvisors to many of the products and services represented by Invesco Aim. Invesco Aim Distributors, Inc. is
the distributor for the retail mutual funds, exchange-traded funds and U.S. institutional money market funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                                                  invescoaim.com   FLR-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]               AIM MULTI-SECTOR FUND
 - SERVICE MARK -                Annual Report to Shareholders o August 31, 2008

                               [MOUNTAIN GRAPHIC]

2    Letters to Shareholders
4    Performance Summary
4    Management Discussion
6    Long-Term Fund Performance
8    Supplemental Information
9    Schedule of Investments
12   Financial Statements
15   Notes to Financial Statements
21   Financial Highlights
23   Auditor's Report
24   Fund Expenses
25   Approval of Investment Advisory Agreement
28   Tax Information
29   Results of Proxy
30   Trustees and Officers

                         Dear Shareholder:

                         In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and provide some perspective and encouragement to
        [TAYLOR          fellow long-term investors.
        PHOTO]
                         MARKET OVERVIEW
     Philip Taylor
                         About a year ago or so, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. Nonetheless, U.S. equity markets were performing relatively well. But as the year progressed, the housing market deteriorated, energy prices rose, unemployment increased and the credit crunch grew more widespread.

   In response, the U.S. Federal Reserve cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Congress and the president worked together to enact an economic stimulus plan, one facet of which was to provide more than 112 million taxpayers with $92 billion in tax rebates.(2) Historically, actions such as these have stimulated economic growth.
Unfortunately, other factors were simultaneously at work behind the scenes, and the market began to reveal the strain of those factors.

HOW WE GOT HERE

The market stresses we saw over the past year were the result of years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were sold to, and traded among, financial institutions. The value of those securities declined; more institutions sought to sell them and fewer institutions were willing to buy them. As a result, financial institutions' access to credit declined and the value of their holdings declined -- preventing normal trading among banks and other financial institutions.

   In October 2008, Congress enacted a plan, the Troubled Assets Relief Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century.

INVESTING IN A VOLATILE MARKET

Whether or not markets recover in the short term, the kind of volatility we've seen of late is a good reminder that in times of market uncertainty, it's wise to stay true to three timeless investing principles:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets. I urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may potentially cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   That leads me to a fourth principle we believe may be critical to your success: Work with a trusted financial advisor. An experienced advisor who knows your goals and situation can be your most valuable asset, particularly during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   Recent market volatility has been disconcerting for everyone. Remember, however, that many of history's significant buying opportunities were the result of short-term economic crises that, in their time, were considered unprecedented. I believe current market volatility and uncertainty may represent a buying opportunity for patient, long-term investors. Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

OUR NEW BRAND IDENTITY

While market conditions are obviously at the top of everyone's mind, there are some significant changes I want to share with you: We have a new name and a new brand -- Invesco Aim.

   Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers with $450 billion in assets under management as of August 31, 2008. Invesco has 5,300 employees in 13 investment centers worldwide serving clients in
100 countries. This provides you:

   o  Diversified investment strategies from distinct management teams around the globe.

   o  A range of investment products to help you achieve your financial goals.

   o  The peace of mind professional asset management and a diversified investment portfolio can provide.

   While our name may have changed, our commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service will never change.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959
4246.

   Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

October 20, 2008

(1) U.S. Federal Reserve Board;

(2) U.S. Department of the Treasury


2   AIM MULTI-SECTOR FUND

                         Dear Fellow Shareholders:

                         As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us
        [CROCKETT        again that markets are cyclical and the correction of excess is often painful, at least in the short term.
         PHOTO]          Your Board of Trustees believes in the wisdom of a long-term perspective and consistent investment discipline. We continue to put your interests first in the effort to improve investment performance,
     Bruce Crockett      contain shareholder costs and uphold the highest ethical standards.

                         We remain enthusiastic about the global reach and investment expertise that Invesco, a leading independent global investment management company, brings to the management of AIM Funds as the parent company of the advisors. The diverse investment strategies deployed throughout the worldwide network of Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the Funds' management company as Invesco new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim
Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com. The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

October 20, 2008


3   AIM MULTI-SECTOR FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   market volatility increased as evidence of
PERFORMANCE SUMMARY                                                                       a pending recession was compounded by
                                                                                          mounting inflationary pressures.
For the fiscal year ended August 31, 2008, AIM Multi-Sector Fund, at net asset value,
outperformed the S&P 500 Index, the Fund's broad market and style-specific index, which      In seven separate actions beginning in
consists of 10 sectors.(triangle) The Fund invests at least 80% of its assets ap-         September 2007, the U.S. Federal Re- serve
proximately equally in only five of these 10 market sectors: energy, financial            Board (the Fed) lowered the federal funds
services, health care, information technology (IT) and "leisure" (represented by the      target rate from 5.25% to 2.00% in an
consumer discretionary sector). The Fund was able to outperform its benchmark due to      effort to inject liquidity into the
security selection and relative overweights in the energy and health care sectors.        weakening credit markets.(2) The collapse
                                                                                          of Bear Stearns (not a Fund holding) and
   Your Fund's long-term performance appears later in this report.                        difficulties encountered by government-
                                                                                          sponsored mortgage suppliers Freddie Mac
FUND VS. INDEXES                                                                          (not a Fund holding) and Fannie Mae proved
                                                                                          that the housing market and financials
Total returns, 8/31/07 to 8/31/08, at net asset value (NAV). Performance shown does not   sector continued to struggle. In response,
in- clude applicable contingent deferred sales charges (CDSC) or front-end sales          the Fed utilized a variety of monetary
charges, which would have reduced performance.                                            policy tools to help alleviate the strain
                                                                                          on financial markets.
Class A Shares                                                                   -8.22%
Class B Shares                                                                   -8.89       Gross domestic product (GDP) in-
Class C Shares                                                                   -8.89    creased at an annual rate of 2.8% in the
S&P 500 Index(triangle) (Broad Market/Style-Specific Index)                     -11.13    second quarter of 2008, buoyed in part by
Lipper Multi-Cap Core Funds Index(triangle) (Peer Group Index)                  -10.83    government tax rebates.(3) Indeed, this
(triangle)Lipper Inc.                                                                     level is higher than the 0.9% annualized
=======================================================================================   increase in the first quarter of 2008.(3)
                                                                                          In- flation, measured by a seasonally
HOW WE INVEST                                year-end to return the sectors to their      adjusted Consumer Price Index, increased
                                             approximate equal weightings.                at an annual rate of 5.4% year over year
Your Fund invests the bulk of its assets                                                  as of August 2008.(4) The advance in the
in stocks from five market sectors:             We consider selling a stock when we       price index was mostly attributable to
energy, financial services, health care,     see:                                         increases in the cost of energy.
IT and "leisure" (represented by the                                                      Unemployment also trended higher during
consumer discretionary sector). Fund         o  Fundamental deterioration in the          the fiscal year and ended August at a rate
assets are divided more or less equally         company.                                  of 6.1%.4
among securities of companies from each
sector in which the Fund invests. Fund       o  More attractive investment                   Market volatility increased
manag- ers act independently within             opportunities.                            significantly after the close of the
sectors. At any given time, 20% of the                                                    Fund's fiscal year. To put some context
Fund's assets are not required to be         o  Inability of the company to capitalize    around the recent financial events: The
invested in the five previously mentioned       on market opportunity.                    markets have shown serious strain for more
sectors.                                                                                  than a year, largely the result of years
                                             o  A questionable change in manage- ment's   of lax credit practices associated with
   We use fundamental and quantitative          strategic direction.                      the housing boom. Mortgage loans of ques-
analysis to identify market leading                                                       tionable quality were often bundled into
companies with competitive positioning and   MARKET CONDITIONS AND YOUR FUND              hard-to-understand securities and sold to
strong anticipated growth relative to                                                     various financial institutions. The com-
their peers. We focus on companies that      Many factors contributed to the nega- tive   plexity and obscure structure of these
exhibit strong return on capital, cash       performance of most major market indexes     securities hid an Achilles' heel of our
flow, sustainable growth and superior        for the year ended August 31, 2008.(1) The   financial system, creating a liquidity
business strategies that make them market    chief catalyst was undoubt- edly the         crisis of historic severity.
leaders.                                     ongoing subprime loan crisis and its
                                             far-reaching effects on overall credit          Now those securities remain on the
   In the resulting portfolio, each sector   availability. Additionally, record high      financial institutions' balance sheets -
has approximately 20 to 25 holdings. The     crude oil prices, falling home values and
Fund is rebalanced annually at fiscal        the declining U.S. dollar placed
                                             significant pressure on the purchasing
                                             power of the U.S. consumer. Late in the
                                             fiscal year, consumer confidence fell and

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By sector                                                                                  1. Omnicom Group Inc.                2.5%
                                             1. Oil & Gas Exploration &                    2. News Corp.-Class A                1.8
Financials                           19.3%      Production                         6.9%    3. Google Inc.-Class A               1.7
Information Technology               18.8    2. Integrated Oil & Gas               6.3     4. Capital One Financial Corp.       1.6
Health Care                          18.6    3. Biotechnology                      5.6     5. Citigroup Inc.                    1.6
Energy                               18.0    4. Movies & Entertainment             4.2     6. Comcast Corp.-Class A             1.5
Consumer Discretionary               17.2    5. Communications Equipment           4.2     7. JPMorgan Chase & Co.              1.5
Consumer Staples                      3.9    ==========================================    8. Cablevision Systems
Utilities                             0.9                                                     Corp.-Class A                     1.4
Telecommunication Services            0.8    ==========================================    9. Walt Disney Co. (The)             1.4
U.S. Treasury Bills and Money                Total Net Assets            $724.3 million   10. American Medical Systems
Market Funds                                 Total Number of Holdings*              108       Holdings, Inc.                    1.4
Plus Other Assets Less                       ==========================================   ==========================================
Liabilities                           2.5
==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.


4   AIM MULTI-SECTOR FUND

eroding capital, driving down profits and    Dakota Bakken Oil field, benefited from      MARK GREENBERG
preventing normal trading among banks and    its unusual position as an oil-levered
other financial institutions due to the      E&P and the rise of crude prices.            Chartered Financial Analyst, senior
participating financial institutions'        Southwestern Energy has the largest land     portfolio manager, is lead manager of AIM
stability being in question. After the       position in the Fayetteville Shale in        Multi-Sector Fund with respect to the
close of the fiscal year, this situation     northwest Arkansas and was particularly      Fund's investments in the leisure sec-
came to a head as some of these              successful at increasing production in       tor. He has been associated with Invesco
institutions began running out of the        the unconventional gas shale. Although our   Aim and/or its affiliates since 1996. Mr.
capital needed to operate their businesses   investment thesis for each of these          Greenberg attended City University in
and found investors unwilling to supply      companies remained, we have trimmed these    London, England, and earned his B.S.B.A.
fresh capital. Compounding the problem is    positions due to current valuations.         in economics with a specialization in
growing concern over future economic                                                      finance from Marquette University.
prospects.                                      The top detractor from Fund perform-
                                             ance during the fiscal year was FANNIE       JOHN SEGNER
   To ensure the orderly functioning of      MAE, the publicly traded government
the credit markets and thereby preventing    sponsored entity (GSE) which provides        Senior portfolio manager, is lead manag-
a more severe economic downturn, in early    funds to mortgage lenders and ultimately     er of AIM Multi-Sector Fund with respect
October Congress enacted a $700 billion      home buyers by issuing and guaranteeing      to the Fund's investments in the energy
rescue plan -- the Troubled Assets Relief    mortgage-related securities. Fannie Mae      sector. He has been associated with In-
Program. In addition, the Fed -- in          suffered as a result of home prices          vesco Aim and/or its affiliates since
concert with other world banks -- low-       falling while mortgage delinquencies and     1997. Mr. Segner earned his bachelor's
ered short-term interest rates from 2.0%     foreclosures rose. We continued to hold      degree in civil engineering from the
to 1.5% on October 8, 2008.(2)               the stock at the close of the fiscal year,   University of Alabama and holds an M.B.A.
                                             although after such significant losses, it   with a concentration in finance from The
   For the fiscal year, financial            represented only a small percentage of the   University of Texas at Austin.
services, telecommunication services and     Fund.
consumer discretionary were the weakest                                                   MICHAEL SIMON
performing sectors of the S&P 500 Index.        Within the consumer discretionary
Conversely, consumer staples, energy and     sector, CROCS, the popular footwear          Chartered Financial Analyst, senior
materials -- mostly sectors the Fund does    manufacturer, was among the top detractors   portfolio manager, is lead manager of AIM
not invest in -- were the best performing    from Fund performance. Concerns over         Multi-Sector Fund with respect to the
sectors. Security selection in the energy    rising inventories and decreasing            Fund's investments in the financial
and health care sectors, as well as          revenues, particularly during a period of    services sector. He began his investment
overweights in these sectors, were the       economic weakness, caused volatility to      career in 1989 and joined Invesco Aim in
main drivers of Fund performance.            increase for the stock. We sold our          2001. Mr. Simon earned a B.A. in finance
Detractors from Fund performance pri-        position during the period as our            from Texas Christian University and an
marily were a result of stock selection      investment thesis for owning Crocs           M.B.A. with high honors from the Gradu-
and overweight in the consumer               deteriorated.                                ate School of Business at the University
discretionary sector, as well as security                                                 of Chicago.
selection and an underweight in consumer        The Fund continues to offer exposure to
staples, relative to the S&P 500 Index.      five dynamic sectors we believe offer the    DEREK TANER
                                             best growth potential, yet relatively low
   Increased world demand and high oil       correlation to each other. Additionally,     Chartered Financial Analyst, portfolio
prices helped to drive energy stocks, as     the Fund's structure provides poten-         manager, is lead manager of AIM Multi-
energy was among the strongest per-          tially lower volatility than a single        Sector Fund with respect to the Fund's
forming sectors in the S&P 500 Index         sector given our annual rebalancing and      investments in the health care sector. He
during the fiscal year. Among the top        correlation considerations.                  began his investment career in 1993 and
contributors to Fund performance were two                                                 joined Invesco Aim in 2005. Mr. Taner
companies focused on exploration and            As always, we thank you for your con-     earned a B.S. in business administration
production, CONTINENTAL RESOURCES and        tinued investment in AIM Multi-Sector        with an emphasis in accounting and finance
SOUTHWESTERN ENERGY. Continental             Fund.                                        and an M.B.A. from the Haas School of
Resources, one of the earliest and largest                                                Business at the University of California
drilling leaseholders in the North           1 Lipper Inc.; 2 U.S. Federal Reserve; 3     (Berkeley).
                                             Bureau of Economic Analysis; 4 Bureau of
==========================================   Labor Statistics                             WARREN TENNANT
S&P 500 INDEX WEIGHTINGS AND RETURNS
By sector, 8/31/07 - 8/31/08                 The views and opinions expressed in          Chartered Financial Analyst, portfolio
                                             management's discussion of Fund              manager, is lead manager of AIM Multi-
SECTOR              WEIGHTING(1) RETURN(2)   performance are those of Invesco Aim         Sector Fund with respect to the Fund's
Consumer                                     Advisors, Inc. These views and opinions      investments in the technology sector. He
Discretionary                                are subject to change at any time based on   has been associated with Invesco Aim
("Leisure")             8.48%     -16.60%    factors such as market and economic          and/or its affiliates since 2000. Mr. Ten-
Consumer Staples       11.36        6.63     conditions. These views and opinions may     nant earned both a B.B.A. in finance and
Energy                 13.80        5.17     not be relied upon as investment advice or   an M.B.A. from The University of Texas at
Financials             15.11      -34.75     recommendations, or as an offer for a        Austin.
Health Care            12.72       -3.53     particular security. The information is
Industrials            11.46      -10.42     not a complete analysis of every aspect of   Assisted by the Basic Value, Diversified
Information            16.53       -8.89     any market, country, industry, security or   Dividend, Energy/Gold/Utilities, Global
Technology                                   the Fund. Statements of fact are from        Health Care, Leisure and Technology Teams
Materials               3.69        2.14     sources considered reliable, but Invesco
Telecommunication       3.19      -19.98     Aim Advisors, Inc. makes no representation
Services                                     or warranty as to their completeness or
Utilities               3.65        0.22     accuracy. Although historical performance
                                             is no guarantee of future results, these
Sources: 1 Invesco Aim, Standard & Poor's;   insights may help you understand our
2 Lipper Inc.                                investment management philosophy.
==========================================
                                             See important Fund and index disclosures
                                             later in this report.


5   AIM MULTI-SECTOR FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            an index of funds reflects fund expenses     shown in the chart. The vertical axis, the
comparable future results.                   and management fees; performance of a        one that indicates the dollar value of an
                                             market index does not. Performance shown     investment, is constructed with each seg-
   The data shown in the chart include       in the chart and table(s) does not reflect   ment representing a percent change in the
reinvested distributions, applicable sales   deduction of taxes a shareholder would pay   value of the investment. In this chart,
charges, Fund expenses and management        on Fund distributions or sale of Fund        each segment represents a doubling, or
fees. Results for Class B shares are         shares.                                      100% change, in the value of the invest-
calculated as if a hypothetical sharehold-                                                ment. In other words, the space between
er had liquidated his entire investment in      This chart, which is a logarithmic        $5,000 and $10,000 is the same size as the
the Fund at the close of the reporting       chart, presents the fluctuations in the      space between $10,000 and $20,000, and so
period and paid the applicable contin-       value of the Fund and its indexes. We        on.
gent deferred sales charges. Index results   believe that a logarithmic chart is more
include reinvested dividends, but they do    effective than other types of charts in
not reflect sales charges. Performance of    illustrating changes in value during the
                                             early years

continued from page 8

o  The returns shown in the manage- ment's      on those net asset values may differ
   discussion of Fund performance are           from the net asset values and returns
   based on net asset values calculated         reported in the Financial Highlights.
   for shareholder transactions. Gener-
   ally accepted accounting principles       o  Industry classifications used in this
   require adjustments to be made to the        report are generally according to the
   net assets of the Fund at period end         Global Industry Classification
   for financial reporting purposes, and        Standard, which was developed by and is
   as such, the net asset values for            the exclusive property and a service
   sharehold- er transactions and the           mark of MSCI Inc. and Standard &
   returns based                                Poor's.


6   AIM MULTI-SECTOR FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A, B AND C SHARES (OLDEST SHARE CLASSES)
Index data from 8/31/02, Fund data from 9/3/02

               AIM             AIM             AIM                     Lipper
           Multi-Sector    Multi-Sector    Multi-Sector              Multi-Cap
          Fund- Class A   Fund- Class B   Fund- Class C    S&P 500   Core Funds
  Date        Shares          Shares          Shares      Index(1)    Index(1)
8/31/02                                                   $  10000   $    10000
   9/02   $        9160   $        9687   $        9687       8914         9080
  10/02            9727           10281           10281       9698         9655
  11/02           10155           10728           10728      10268        10243
  12/02            9701           10247           10247       9665         9655
   1/03            9657           10194           10194       9413         9492
   2/03            9563           10087           10087       9271         9328
   3/03            9638           10167           10167       9361         9358
   4/03           10274           10827           10827      10132        10086
   5/03           11093           11686           11673      10665        10768
   6/03           11143           11733           11727      10801        10929
   7/03           11281           11867           11854      10992        11140
   8/03           11533           12127           12113      11206        11482
   9/03           11300           11867           11860      11087        11330
  10/03           11917           12507           12500      11714        12004
  11/03           12087           12681           12674      11817        12192
  12/03           12665           13279           13272      12436        12678
   1/04           12998           13618           13611      12664        12976
   2/04           13246           13867           13867      12840        13177
   3/04           13128           13742           13735      12647        13028
   4/04           12828           13418           13411      12448        12753
   5/04           12887           13473           13473      12619        12906
   6/04           13245           13839           13832      12864        13192
   7/04           12691           13253           13246      12438        12651
   8/04           12633           13184           13184      12488        12642
   9/04           13167           13736           13729      12624        12912
  10/04           13422           13991           13992      12816        13107
  11/04           14106           14695           14688      13335        13765
  12/04           14511           15110           15104      13788        14249
   1/05           14229           14812           14806      13452        13924
   2/05           14898           15499           15495      13735        14206
   3/05           14536           15116           15112      13492        13983
   4/05           14202           14755           14757      13237        13602
   5/05           14891           15471           15467      13657        14159
   6/05           15226           15805           15801      13677        14315
   7/05           15922           16521           16517      14185        14922
   8/05           16168           16762           16758      14056        14854
   9/05           16262           16854           16850      14170        14987
  10/05           15895           16457           16461      13933        14677
  11/05           16530           17108           17106      14460        15242
  12/05           16787           17365           17363      14465        15420
   1/06           17708           18304           18304      14848        15993
   2/06           17388           17964           17963      14888        15929
   3/06           17640           18210           18209      15074        16284
   4/06           18090           18665           18665      15276        16486
   5/06           17400           17943           17941      14837        15915
   6/06           17393           17928           17926      14856        15868
   7/06           17230           17740           17738      14948        15678
   8/06           17421           17928           17926      15303        16049
   9/06           17749           18255           18252      15697        16393
  10/06           18185           18696           18694      16208        17003
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

  11/06           18778           19289           19287      16516        17406
  12/06           18926           19432           19429      16748        17601
   1/07           19135           19636           19633      17001        17984
   2/07           18878           19357           19354      16669        17747
   3/07           19107           19578           19575      16855        17934
   4/07           19840           20325           20315      17602        18632
   5/07           20630           21116           21113      18215        19329
   6/07           20380           20846           20843      17913        19162
   7/07           19950           20400           20395      17358        18549
   8/07           20054           20487           20483      17618        18669
   9/07           20983           21440           21435      18276        19319
  10/07           21614           22055           22050      18567        19709
  11/07           20380           20789           20776      17790        18823
  12/07           20337           20729           20724      17667        18651
   1/08           19052           19407           19402      16608        17604
   2/08           18863           19199           19194      16069        17140
   3/08           18486           18807           18803      15999        16899
   4/08           19699           20030           20027      16778        17748
   5/08           20512           20845           20842      16995        18183
   6/08           19154           19453           19449      15564        16733
   7/08           18158           18429           18426      15433        16489
   8/08           18417           18565           18658      15656        16646
====================================================================================================================================

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS
                                             As of 6/30/08, the most recent calendar
As of 8/31/08, including maximum             quarter-end, including maximum applicable
applicable sales charges                     sales charges

CLASS A SHARES                               CLASS A SHARES

Inception (9/3/02)                  10.73%   Inception (9/3/02)                  11.82%
5 Years                              8.56    5 Years                             10.19
1 Year                             -13.26    1 Year                             -11.19

CLASS B SHARES                               CLASS B SHARES

Inception (9/3/02)                  10.88%   Inception (9/3/02)                  12.01%
5 Years                              8.72    5 Years                             10.37
1 Year                             -13.23    1 Year                             -11.14

CLASS C SHARES                               CLASS C SHARES

Inception (9/3/02)                  10.97%   Inception (9/3/02)                  12.10%
5 Years                              9.02    5 Years                             10.64
1 Year                              -9.76    1 Year                              -7.59
==========================================   ==========================================

THE PERFORMANCE DATA QUOTED REP RESENT          CLASS A SHARE PERFORMANCE REFLECTS THE
PAST PERFORMANCE AND CANNOT GUARANTEE        MAXIMUM 5.50% SALES CHARGE, AND CLASS B
COMPARABLE FUTURE RESULTS; CURRENT           AND CLASS C SHARE PER  FORMANCE REFLECTS
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   THE APPLICABLE CONTINGENT DEFERRED SALES
VISIT INVESCOAIM. COM FOR THE MOST RECENT    CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
MONTH-END PERFORMANCE. PERFORMANCE FIGURES   CDSC ON CLASS B SHARES DECLINES FROM 5%
REFLECT REINVESTED DISTRIBUTIONS, CHANGES    BEGINNING AT THE TIME OF PURCHASE TO 0% AT
IN NET ASSET VALUE AND THE EFFECT OF THE     THE BEGINNING OF THE SEVENTH YEAR. THE
MAXIMUM SALES CHARGE UNLESS OTHERWISE        CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
STATED. INVESTMENT RETURN AND PRINCIPAL      YEAR AFTER PURCHASE.
VALUE WILL FLUCTUATE SO THAT YOU MAY
HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.       THE PERFORMANCE OF THE FUND'S SHARE
                                             CLASSES WILL DIFFER PRIMARILY DUE TO
   THE TOTAL ANNUAL FUND OPERATING EXPENSE   DIFFERENT SALES CHARGE STRUCTURES AND
RATIO SET FORTH IN THE MOST RECENT FUND      CLASS EXPENSES.
PROSPECTUS AS OF THE DATE OF THIS REPORT
FOR CLASS A, CLASS B AND CLASS C SHARES         HAD THE ADVISOR NOT WAIVED FEES AND/OR
WAS 1.23%, 1.98% AND 1.98%, RESPECTIVELY.    REIMBURSED EXPENSES IN THE PAST,
THE EXPENSE RATIOS PRESENTED ABOVE MAY       PERFORMANCE WOULD HAVE BEEN LOWER.
VARY FROM THE EXPENSE RATIOS PRESENTED IN
OTHER SECTIONS OF THIS REPORT THAT ARE
BASED ON EXPENSES INCURRED DURING THE
PERIOD COVERED BY THIS REPORT.


7   AIM MULTI-SECTOR FUND

AIM MULTI-SECTOR FUND'S INVESTMENT OBJECTIVE IS CAPITAL GROWTH.

o  Unless otherwise stated, information presented in this report is as of August 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                             relative lack of information,                significant effect on the Fund's net
                                                relatively low market liquidity, and         asset value when one of the sectors is
o  Effective September 30, 2003, only           the potential lack of strict financial       performing more poorly than the
   previously established qualified plans       and accounting controls and standards.       other(s). Active rebalancing of the
   are eligible to purchase Class B shares                                                   Fund among the sectors may result in
   of any AIM fund.                          o  The leisure sector depends on consumer       increased transaction costs.
                                                discretionary spending, which generally
PRINCIPAL RISKS OF INVESTING IN THE FUND        falls during economic downturns.          ABOUT INDEXES USED IN THIS REPORT

o  The businesses in which the Fund          o  There is no guarantee that the            o  The S&P 500--REGISTERED TRADEMARK--
   invests may be adversely affected by         investment techniques and risk analyses      INDEX is a market
   foreign government, federal or state         used by the Fund's portfolio managers        capitalization-weighted index covering
   regulations on energy production,            will produce the desired results.            all major areas of the U.S. economy. It
   distribution and sale. Short-term                                                         is not the 500 largest companies, but
   fluctuations in commodity prices may      o  The prices of securities held by the         rather the most widely held 500
   influence Fund returns and increase          Fund may decline in response to market       companies chosen with respect to market
   price fluctuations of the Fund's             risks.                                       size, liquidity, and their industry.
   shares.
                                             o  Small- and mid-capitalization companies   o  The LIPPER MULTI-CAP CORE FUNDS INDEX
o  Prices of equity securities change in        tend to be more vulnerable to adverse        is an equally weighted representation
   response to many factors including the       developments and more volatile than          of the largest funds in the Lipper
   historical and prospective earnings of       larger companies. Investments in these       Multi-Cap Core Funds category. These
   the issuer, the value of its assets,         sized companies may involve special          funds typically have an average
   general economic conditions, interest        risks, including those associated with       priceto- earnings ratio, price-to-book
   rates, investor perceptions and market       dependence on a small management group,      ratio, and three-year sales-per-share
   liquidity.                                   little or no operating history, little       growth value, compared to the S&P
                                                or no track record of success, limited       Composite 1500 Index.
o  The financial services sector is             product lines, less publicly available
   subject to extensive government              information, illiquidity, restricted      o  The Fund is not managed to track the
   regulation, which may change                 resale or less frequent trading.             performance of any particular index,
   frequently. The profitability of                                                          including the indexes defined here, and
   businesses in this sector depends         o  The Fund's investments are concentrated      consequently, the performance of the
   heavily on the availability and cost of      in a comparatively narrow segment of         Fund may deviate significantly from the
   money and may fluctuate significantly        the economy. Consequently, the Fund may      performance of the indexes.
   in response to changes to interest           tend to be more volatile than other
   rates and general economic conditions.       mutual funds, and the value of the        o  A direct investment cannot be made in
                                                Fund's investments may tend to rise and      an index. Unless otherwise indicated,
o  The value of the Fund's shares is            fall more rapidly.                           index results include reinvested
   particularly vulnerable to factors                                                        dividends, and they do not reflect
   affecting the health care industry,       o  Many of the products and services            sales charges. Performance of an index
   such as substantial government               offered in technology-related                of funds reflects fund expenses;
   regulation that may affect the demand        industries are subject to rapid              performance of a market index does not.
   for products and services offered by         obsolescence, which may lower the value
   health care companies. Also, the             of the securities of the companies in     OTHER INFORMATION
   products and services offered by health      this sector.
   care companies may be subject to rapid                                                 o  The Chartered Financial
   obsolescence caused by scientific         o  Start-up companies or earlier stage          Analyst--REGISTERED TRADEMARK--
   advances and technological innovations,      companies, such as venture capital           (CFA--REGISTERED TRADEMARK--)
   which can cause Fund shares to rise and      companies, generally have limited            designation is a globally recognized
   fall more than the value of shares of a      operating histories, no present market       standard for measuring the competence
   fund that invests more broadly.              for their technologies or products and       and integrity of investment
                                                no history of earnings or financial          professionals.
o  Foreign securities have additional           services.
   risks, including exchange rate changes,                                                   continued on page 6
   political and economic upheaval, the      o  The Fund's investments in different,
                                                independently managed sectors creates
                                                allocation risk, which is the risk that
                                                the allocation of investments among the
                                                sectors may have a more

=======================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       IAMSX
=======================================================================================   Class B Shares                       IBMSX
                                                                                          Class C Shares                       ICMSX
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE


8   AIM MULTI-SECTOR FUND

SCHEDULE OF INVESTMENTS(a)

August 31, 2008





                                                        SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-97.51%

ADVERTISING-3.36%

Omnicom Group Inc.                                       432,181    $ 18,320,153
--------------------------------------------------------------------------------
WPP Group PLC (United Kingdom)(b)                        614,650       6,001,162
================================================================================
                                                                      24,321,315
================================================================================


APPAREL RETAIL-1.24%

Abercrombie & Fitch Co.-Class A(c)                       171,441       8,992,081
================================================================================


APPAREL, ACCESSORIES & LUXURY GOODS-0.68%

Polo Ralph Lauren Corp.                                   64,536       4,896,992
================================================================================


APPLICATION SOFTWARE-2.87%

Adobe Systems Inc.(d)                                    205,841       8,816,170
--------------------------------------------------------------------------------
Amdocs Ltd.(d)                                           214,869       6,486,895
--------------------------------------------------------------------------------
Autodesk, Inc.(d)                                        155,067       5,509,531
================================================================================
                                                                      20,812,596
================================================================================


ASSET MANAGEMENT & CUSTODY BANKS-1.05%

Federated Investors, Inc.-Class B                        111,842       3,739,996
--------------------------------------------------------------------------------
State Street Corp.                                        57,628       3,899,687
================================================================================
                                                                       7,639,683
================================================================================


BIOTECHNOLOGY-5.62%

Amgen Inc.(d)                                            139,870       8,790,829
--------------------------------------------------------------------------------
BioMarin Pharmaceutical Inc.(c)(d)                       163,604       4,931,025
--------------------------------------------------------------------------------
Celgene Corp.(d)                                         100,551       6,968,184
--------------------------------------------------------------------------------
Genzyme Corp.(d)                                          90,033       7,049,584
--------------------------------------------------------------------------------
Gilead Sciences, Inc.(d)                                 150,584       7,932,765
--------------------------------------------------------------------------------
Rigel Pharmaceuticals, Inc.(c)(d)                         30,556         722,955
--------------------------------------------------------------------------------
United Therapeutics Corp.(d)                              40,461       4,294,126
================================================================================
                                                                      40,689,468
================================================================================


BREWERS-1.10%

Companhia de Bebidas das Americas-ADR (Brazil)(c)         65,852       3,556,666
--------------------------------------------------------------------------------
Heineken N.V. (Netherlands)(b)(c)                         93,607       4,393,428
================================================================================
                                                                       7,950,094
================================================================================


BROADCASTING & CABLE TV-2.93%

Cablevision Systems Corp.-Class A                        318,821      10,288,354
--------------------------------------------------------------------------------
Comcast Corp.-Class A                                    514,705      10,901,452
================================================================================
                                                                      21,189,806
================================================================================


COAL & CONSUMABLE FUELS-0.93%

CONSOL Energy Inc.                                        99,000       6,703,290
================================================================================


COMMUNICATIONS EQUIPMENT-4.19%

Cisco Systems, Inc.(d)                                   379,546       9,128,081
--------------------------------------------------------------------------------
Corning Inc.                                             325,600       6,687,824
--------------------------------------------------------------------------------
Nokia-ADR (Finland)                                      200,166       5,038,178
--------------------------------------------------------------------------------
Qualcomm Inc.                                            120,150       6,325,898
--------------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(d)                       25,890       3,148,224
================================================================================
                                                                      30,328,205
================================================================================


COMPUTER HARDWARE-2.66%

Apple Inc.(d)                                             58,741       9,958,362
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                      198,499       9,313,573
================================================================================
                                                                      19,271,935
================================================================================


COMPUTER STORAGE & PERIPHERALS-0.84%

EMC Corp.(d)                                             400,626       6,121,565
================================================================================


CONSUMER FINANCE-2.03%

American Express Co.                                      78,600       3,118,848
--------------------------------------------------------------------------------
Capital One Financial Corp.(c)                           262,545      11,588,736
================================================================================
                                                                      14,707,584
================================================================================


DEPARTMENT STORES-0.59%

Kohl's Corp.(d)                                           87,241       4,289,640
================================================================================


DISTILLERS & VINTNERS-0.98%

Diageo PLC (United Kingdom)(b)                           384,779       7,120,260
================================================================================


DIVERSIFIED BANKS-0.67%

Wachovia Corp.(c)                                        306,160       4,864,882
================================================================================


DIVERSIFIED CAPITAL MARKETS-0.66%

UBS AG-(Switzerland)(c)(d)                               217,851       4,768,758
================================================================================


DRUG RETAIL-0.97%

CVS Caremark Corp.                                       192,000       7,027,200
================================================================================


GAS UTILITIES-0.90%

Questar Corp.                                            126,000       6,538,140
================================================================================


HEALTH CARE DISTRIBUTORS-0.13%

Celesio A.G. (Germany)                                    24,094         924,263
================================================================================


HEALTH CARE EQUIPMENT-3.18%

American Medical Systems Holdings, Inc.(c)(d)            565,425      10,064,565
--------------------------------------------------------------------------------
Medtronic, Inc.                                          138,206       7,546,048
--------------------------------------------------------------------------------
Smith & Nephew PLC (United Kingdom)(b)                   448,666       5,404,259
================================================================================
                                                                      23,014,872
================================================================================


HEALTH CARE SERVICES-2.41%

DaVita, Inc.(d)                                          149,650       8,588,413
--------------------------------------------------------------------------------
Express Scripts, Inc.(d)                                 120,890       8,874,535
================================================================================
                                                                      17,462,948
================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM MULTI-SECTOR FUND

                                                        SHARES          VALUE
--------------------------------------------------------------------------------
HOME ENTERTAINMENT SOFTWARE-1.26%

Activision Blizzard Inc.(d)                              234,838    $  7,707,383
--------------------------------------------------------------------------------
Nintendo Co., Ltd. (Japan)(b)                              3,000       1,417,997
================================================================================
                                                                       9,125,380
================================================================================


HOTELS, RESORTS & CRUISE LINES-1.93%

Carnival Corp.(e)                                        130,163       4,823,841
--------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.                253,349       9,183,901
================================================================================
                                                                      14,007,742
================================================================================


INSURANCE BROKERS-1.49%

Marsh & McLennan Cos., Inc.                              225,845       7,211,231
--------------------------------------------------------------------------------
National Financial Partners Corp.(c)                     175,845       3,546,794
================================================================================
                                                                      10,758,025
================================================================================


INTEGRATED OIL & GAS-6.30%

BP PLC-ADR (United Kingdom)(c)                           127,000       7,319,010
--------------------------------------------------------------------------------
Hess Corp.                                                72,000       7,539,120
--------------------------------------------------------------------------------
Murphy Oil Corp.                                          89,000       6,989,170
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                               125,000       9,920,000
--------------------------------------------------------------------------------
Petroleo Brasileiro S.A.-ADR (Brazil)                    138,000       7,278,120
--------------------------------------------------------------------------------
Total S.A.-ADR (France)                                   92,000       6,612,960
================================================================================
                                                                      45,658,380
================================================================================


INTERNET SOFTWARE & SERVICES-2.47%

eBay Inc.(d)                                             221,936       5,532,865
--------------------------------------------------------------------------------
Google Inc.-Class A(d)                                    26,708      12,373,549
================================================================================
                                                                      17,906,414
================================================================================


INVESTMENT BANKING & BROKERAGE-2.02%

Merrill Lynch & Co., Inc.                                257,283       7,293,973
--------------------------------------------------------------------------------
Morgan Stanley                                           179,015       7,309,183
================================================================================
                                                                      14,603,156
================================================================================


LIFE & HEALTH INSURANCE-0.83%

StanCorp Financial Group, Inc.                           122,063       5,982,308
================================================================================


LIFE SCIENCES TOOLS & SERVICES-3.44%

Applied Biosystems, Inc.                                 194,087       7,082,235
--------------------------------------------------------------------------------
Invitrogen Corp.(d)                                      123,012       5,223,089
--------------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.                 206,041       8,406,473
--------------------------------------------------------------------------------
Thermo Fisher Scientific, Inc.(d)                         69,004       4,178,882
================================================================================
                                                                      24,890,679
================================================================================


MANAGED HEALTH CARE-0.47%

UnitedHealth Group Inc.                                  112,620       3,429,279
================================================================================


MOVIES & ENTERTAINMENT-4.25%

News Corp.-Class A                                       933,371      13,216,534
--------------------------------------------------------------------------------
Time Warner Inc.                                         453,957       7,431,276
--------------------------------------------------------------------------------
Walt Disney Co. (The)                                    314,215      10,164,855
================================================================================
                                                                      30,812,665
================================================================================


MULTI-LINE INSURANCE-0.60%

Hartford Financial Services Group, Inc. (The)             69,200       4,365,136
================================================================================


OIL & GAS EQUIPMENT & SERVICES-2.88%

Helix Energy Solutions Group Inc.(d)                     220,000       6,769,400
--------------------------------------------------------------------------------
National-Oilwell Varco Inc.(d)                            91,000       6,709,430
--------------------------------------------------------------------------------
Weatherford International Ltd.(d)                        192,000       7,407,360
================================================================================
                                                                      20,886,190
================================================================================


OIL & GAS EXPLORATION & PRODUCTION-6.92%

Apache Corp.                                              66,000       7,549,080
--------------------------------------------------------------------------------
Bill Barrett Corp.(d)                                    165,000       6,497,700
--------------------------------------------------------------------------------
Continental Resources, Inc.(d)                           141,000       7,073,970
--------------------------------------------------------------------------------
Devon Energy Corp.                                        77,000       7,857,850
--------------------------------------------------------------------------------
Plains Exploration & Production Co.(d)                   124,000       6,683,600
--------------------------------------------------------------------------------
Southwestern Energy Co.(d)                               200,000       7,674,000
--------------------------------------------------------------------------------
Talisman Energy Inc. (Canada)                            385,000       6,772,150
================================================================================
                                                                      50,108,350
================================================================================


OIL & GAS STORAGE & TRANSPORTATION-0.94%

Williams Cos., Inc. (The)                                220,000       6,795,800
================================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-3.68%

Bank of America Corp.                                    148,682       4,629,958
--------------------------------------------------------------------------------
Citigroup Inc.(c)                                        598,407      11,363,749
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                     276,976      10,660,806
================================================================================
                                                                      26,654,513
================================================================================


PHARMACEUTICALS-3.40%

Novartis AG-ADR (Switzerland)                             76,359       4,248,615
--------------------------------------------------------------------------------
Roche Holding AG (Switzerland)(b)                         37,535       6,327,647
--------------------------------------------------------------------------------
Schering-Plough Corp.                                    319,277       6,193,974
--------------------------------------------------------------------------------
Wyeth                                                    181,131       7,839,349
================================================================================
                                                                      24,609,585
================================================================================


PROPERTY & CASUALTY INSURANCE-1.05%

XL Capital Ltd.-Class A(c)                               378,165       7,601,117
================================================================================


REGIONAL BANKS-2.71%

Fifth Third Bancorp                                      429,878       6,783,475
--------------------------------------------------------------------------------
Popular, Inc.(c)                                         273,600       2,229,840
--------------------------------------------------------------------------------
SunTrust Banks, Inc.(c)                                  133,459       5,590,597
--------------------------------------------------------------------------------
Zions Bancorp.(c)                                        188,563       5,061,031
================================================================================
                                                                      19,664,943
================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM MULTI-SECTOR FUND

                                                        SHARES          VALUE
--------------------------------------------------------------------------------
RESTAURANTS-0.59%

McDonald's Corp.                                          69,365    $  4,304,098
================================================================================


SEMICONDUCTOR EQUIPMENT-0.71%

ASML Holding N.V.-New York Shares (Netherlands)           84,400       1,996,060
--------------------------------------------------------------------------------
MEMC Electronic Materials, Inc.(d)                        64,750       3,178,578
================================================================================
                                                                       5,174,638
================================================================================


SEMICONDUCTORS-1.77%

Broadcom Corp.-Class A(d)                                223,304       5,372,694
--------------------------------------------------------------------------------
Intel Corp.                                              327,300       7,485,351
================================================================================
                                                                      12,858,045
================================================================================


SOFT DRINKS-0.88%

PepsiCo, Inc.                                             93,233       6,384,596
================================================================================


SPECIALIZED CONSUMER SERVICES-0.53%

H&R Block, Inc.                                          150,045       3,832,149
================================================================================


SPECIALIZED FINANCE-1.73%

CIT Group, Inc.(c)                                       461,733       4,760,467
--------------------------------------------------------------------------------
Moody's Corp.(c)                                         190,732       7,755,163
================================================================================
                                                                      12,515,630
================================================================================


SPECIALTY STORES-1.07%

PetSmart, Inc.                                           287,086       7,742,709
================================================================================


SYSTEMS SOFTWARE-1.99%

Microsoft Corp.                                          344,897       9,412,239
--------------------------------------------------------------------------------
Oracle Corp.(d)                                          227,029       4,978,746
================================================================================
                                                                      14,390,985
================================================================================


THRIFTS & MORTGAGE FINANCE-0.78%

Fannie Mae(c)                                            404,700       2,768,148
--------------------------------------------------------------------------------
Washington Mutual, Inc.(c)                               704,247       2,852,200
================================================================================
                                                                       5,620,348
================================================================================


WIRELESS TELECOMMUNICATION SERVICES-0.83%

American Tower Corp.-Class A(d)                          144,965       5,991,403
================================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $703,251,924)                                           706,309,840
================================================================================


                                                      PRINCIPAL
                                                        AMOUNT

U.S. TREASURY SECURITIES-0.03%

U.S. TREASURY BILLS-0.03%

1.81%, 01/15/09(f)(g)(h) (Cost $198,611)             $   200,000         198,677
================================================================================


                                                        SHARES

MONEY MARKET FUNDS-2.29%

Liquid Assets Portfolio-Institutional Class(i)         8,293,824       8,293,824
--------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(i)               8,293,825       8,293,825
================================================================================
     Total Money Market Funds (Cost $16,587,649)                      16,587,649
================================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-99.83% (Cost $720,038,184)                                   723,096,166
================================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN

MONEY MARKET FUNDS-7.03%

Liquid Assets Portfolio-Institutional Class (Cost
  $50,929,284)(i)(j)                                  50,929,284      50,929,284
================================================================================
TOTAL INVESTMENTS-106.86% (Cost $770,967,468)                        774,025,450
================================================================================
OTHER ASSETS LESS LIABILITIES-(6.86)%                                (49,701,278)
================================================================================
NET ASSETS-100.00%                                                  $724,324,172
________________________________________________________________________________
================================================================================



Investment Abbreviations:

ADR  - American Depositary Receipt


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at August 31, 2008 was $30,664,753, which represented 4.23% of the Fund's Net Assets. See Note 1A.
(c)   All or a portion of this security was out on loan at August 31, 2008.
(d)   Non-income producing security.
(e)   Each unit represents one common share and one trust share.
(f) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The value of this security at August 31, 2008 represented 0.03% of the Fund's Net Assets. See Note 1A.
(g) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h) All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 8.
(i) The money market fund and the Fund are affiliated by having the same investment advisor.
(j) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1I.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM MULTI-SECTOR FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2008




ASSETS:

Investments, at value (Cost
  $703,450,535)*                          $706,508,517
------------------------------------------------------
Investments in affiliated money market
  funds (Cost $67,516,933)                  67,516,933
======================================================
     Total investments (Cost
       $770,967,468)                       774,025,450
======================================================
Foreign currencies, at value (Cost
  $819)                                            764
------------------------------------------------------
Receivables for:
  Investments sold                           1,188,707
------------------------------------------------------
  Fund shares sold                           1,010,312
------------------------------------------------------
  Dividends                                    931,905
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             17,284
------------------------------------------------------
Other assets                                    67,383
======================================================
     Total assets                          777,241,805
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                     1,319,032
------------------------------------------------------
  Collateral upon return of securities
     loaned                                 50,929,284
------------------------------------------------------
  Variation margin                              45,140
------------------------------------------------------
  Accrued fees to affiliates                   430,738
------------------------------------------------------
  Accrued other operating expenses             147,191
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              46,248
======================================================
     Total liabilities                      52,917,633
======================================================
Net assets applicable to shares
  outstanding                             $724,324,172
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $704,451,954
------------------------------------------------------
Undistributed net investment income          1,077,999
------------------------------------------------------
Undistributed net realized gain             15,653,620
------------------------------------------------------
Unrealized appreciation                      3,140,599
======================================================
                                          $724,324,172
______________________________________________________
======================================================



NET ASSETS:

Class A                                   $418,873,835
______________________________________________________
======================================================
Class B                                   $ 68,525,612
______________________________________________________
======================================================
Class C                                   $ 80,439,068
______________________________________________________
======================================================
Institutional Class                       $156,485,657
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                     16,538,228
______________________________________________________
======================================================
Class B                                      2,823,835
______________________________________________________
======================================================
Class C                                      3,316,218
______________________________________________________
======================================================
Institutional Class                          6,063,075
______________________________________________________
======================================================
Class A:
  Net asset value per share               $      25.33
------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $25.33 divided
     by 94.50%)                           $      26.80
______________________________________________________
======================================================
Class B:
  Net asset value and offering price
     per share                            $      24.27
______________________________________________________
======================================================
Class C:
  Net asset value and offering price
     per share                            $      24.26
______________________________________________________
======================================================
Institutional Class:
  Net asset value and offering price
     per share                            $      25.81
______________________________________________________
======================================================




* At August 31, 2008, securities with an aggregate value of $49,668,598 were on loan to brokers.



See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM MULTI-SECTOR FUND

STATEMENT OF OPERATIONS

For the year ended August 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $216,698)                           $   9,993,524
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $215,387)                                                                         1,774,097
================================================================================================
     Total investment income                                                          11,767,621
================================================================================================


EXPENSES:

Advisory fees                                                                          5,410,151
------------------------------------------------------------------------------------------------
Administrative services fees                                                             216,234
------------------------------------------------------------------------------------------------
Custodian fees                                                                            60,120
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                              1,182,957
------------------------------------------------------------------------------------------------
  Class B                                                                                795,577
------------------------------------------------------------------------------------------------
  Class C                                                                                902,241
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B and C                                                      1,368,979
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                       2,599
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 40,157
------------------------------------------------------------------------------------------------
Other                                                                                    413,017
================================================================================================
     Total expenses                                                                   10,392,032
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (91,095)
================================================================================================
     Net expenses                                                                     10,300,937
================================================================================================
Net investment income                                                                  1,466,684
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (includes net gains from securities sold to affiliates
     of $128,799)                                                                     29,878,759
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                    (226,306)
================================================================================================
                                                                                      29,652,453
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                             (100,368,956)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                        (335)
------------------------------------------------------------------------------------------------
  Futures contracts                                                                       81,408
================================================================================================
                                                                                    (100,287,883)
================================================================================================
Net realized and unrealized gain (loss)                                              (70,635,430)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $ (69,168,746)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM MULTI-SECTOR FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended August 31, 2008 and 2007



                                                                                 2008            2007
---------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income (loss)                                              $   1,466,684    $ (1,735,684)
---------------------------------------------------------------------------------------------------------
  Net realized gain                                                            29,652,453      30,488,449
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (100,287,883)     64,126,680
=========================================================================================================
     Net increase (decrease) in net assets resulting from operations          (69,168,746)     92,879,445
=========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                              --      (1,695,277)
---------------------------------------------------------------------------------------------------------
  Class B                                                                              --         (55,140)
---------------------------------------------------------------------------------------------------------
  Class C                                                                              --         (52,629)
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                            (152,613)       (656,187)
=========================================================================================================
     Total distributions from net investment income                              (152,613)     (2,459,233)
=========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                     (22,809,049)     (4,621,137)
---------------------------------------------------------------------------------------------------------
  Class B                                                                      (4,051,667)     (1,009,431)
---------------------------------------------------------------------------------------------------------
  Class C                                                                      (4,556,738)       (963,469)
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                          (7,701,731)     (1,192,461)
=========================================================================================================
     Total distributions from net realized gains                              (39,119,185)     (7,786,498)
=========================================================================================================
Share transactions-net:
  Class A                                                                     (27,022,573)    149,253,465
---------------------------------------------------------------------------------------------------------
  Class B                                                                      (7,727,099)      3,527,478
---------------------------------------------------------------------------------------------------------
  Class C                                                                      (1,401,455)     15,542,400
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                          13,901,069      61,816,728
=========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           (22,250,058)    230,140,071
=========================================================================================================
     Net increase (decrease) in net assets                                   (130,690,602)    312,773,785
=========================================================================================================


NET ASSETS:

  Beginning of year                                                           855,014,774     542,240,989
=========================================================================================================
  End of year (including undistributed net investment income (loss) of
     $1,077,999 and $(25,370), respectively)                                $ 724,324,172    $855,014,774
_________________________________________________________________________________________________________
=========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM MULTI-SECTOR FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Multi-Sector Fund (the "Fund") is a series portfolio of AIM Counselor Series Trust (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest.

  The Fund currently offers four different classes of shares: Class A, Class B, Class C and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is capital growth.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.


15        AIM MULTI-SECTOR FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

J. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and

16        AIM MULTI-SECTOR FUND

      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

L. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.695%
-------------------------------------------------------------------
Next $250 million                                            0.67%
-------------------------------------------------------------------
Next $500 million                                            0.645%
-------------------------------------------------------------------
Next $1.5 billion                                            0.62%
-------------------------------------------------------------------
Next $2.5 billion                                            0.595%
-------------------------------------------------------------------
Next $2.5 billion                                            0.57%
-------------------------------------------------------------------
Next $2.5 billion                                            0.545%
-------------------------------------------------------------------
Over $10 billion                                             0.52%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended August 31, 2008, the Advisor waived advisory fees of $55,104.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended August 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $9,201.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain

17        AIM MULTI-SECTOR FUND
limitations approved by the Trust's Board of Trustees. For the year ended August 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended August 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2008, IADI advised the Fund that IADI retained $119,391 in front-end sales commissions from the sale of Class A shares and $1,718, $115,393 and $12,413 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended August 31, 2008, the Fund engaged in securities sales of $2,327,611, which resulted in net realized gains of $128,799, and securities purchases of $3,063,233.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended August 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $26,790.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended August 31, 2008, the Fund paid legal fees of $4,108 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.


18        AIM MULTI-SECTOR FUND

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended August 31, 2008 and 2007 was as follows:

                                                                                 2008            2007
--------------------------------------------------------------------------------------------------------
Ordinary income                                                              $ 6,513,488     $ 4,759,869
--------------------------------------------------------------------------------------------------------
Long-term capital gain                                                        32,758,310       5,485,862
========================================================================================================
Total distributions                                                          $39,271,798     $10,245,731
________________________________________________________________________________________________________
========================================================================================================



TAX COMPONENTS OF NET ASSETS:

As of August 31, 2008, the components of net assets on a tax basis were as follows:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $  1,403,661
------------------------------------------------------------------------------------------------
Undistributed long-term gain                                                          18,782,901
------------------------------------------------------------------------------------------------
Net unrealized appreciation -- investments                                                10,109
------------------------------------------------------------------------------------------------
Net unrealized appreciation -- other investments                                           1,209
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (44,324)
------------------------------------------------------------------------------------------------
Post-October currency loss deferral                                                     (281,338)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        704,451,954
================================================================================================
Total net assets                                                                    $724,324,172
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized depreciation difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  The Fund does not have a capital loss carryforward at period-end.

NOTE 8--FUTURES CONTRACTS


                                          OPEN FUTURES CONTRACTS AT PERIOD-END
-----------------------------------------------------------------------------------------------------------------------
                                                        NUMBER OF           MONTH/             VALUE        UNREALIZED
CONTRACT                                                CONTRACTS         COMMITMENT         08/31/08      APPRECIATION
-----------------------------------------------------------------------------------------------------------------------
Chicago Mercantile Exchange E-mini NASDAQ-100               74        September-08/Long     $2,775,000        $81,408
_______________________________________________________________________________________________________________________
=======================================================================================================================



NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2008 was $452,026,986 and $491,538,735, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $ 92,166,801
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (92,156,692)
================================================================================================
Net unrealized appreciation of investment securities                                $     10,109
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $774,015,341.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions on August 31, 2008, undistributed net investment income was decreased by $210,702, undistributed net realized gain was increased by $226,932 and shares of beneficial interest decreased by $16,230. This reclassification had no effect on the net assets of the Fund.


19        AIM MULTI-SECTOR FUND

NOTE 11--SHARE INFORMATION


                                              CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                                            -------------------------------------------------------------
                                                                       2008(a)                           2007
                                                            ----------------------------     ----------------------------
                                                              SHARES           AMOUNT          SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    3,807,565     $ 104,448,073      8,857,649     $ 246,329,341
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      616,606        16,114,652        945,270        25,228,289
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      558,328        14,810,636      1,173,932        31,617,738
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          614,220        17,320,624      2,336,012        65,700,462
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      781,183        21,599,713        214,975         5,918,251
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      140,981         3,755,744         36,506           976,912
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      161,954         4,312,829         35,743           956,140
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          278,854         7,833,000         66,387         1,848,212
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      339,068         9,189,273        192,233         5,408,042
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (352,600)       (9,189,273)      (198,289)       (5,408,042)
=========================================================================================================================
Reacquired:
  Class A                                                   (5,981,685)     (162,259,632)    (3,874,344)     (108,402,169)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (708,031)      (18,408,222)      (641,576)      (17,269,681)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (793,160)      (20,524,920)      (629,576)      (17,031,478)
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         (414,377)      (11,252,555)      (191,475)       (5,731,946)
=========================================================================================================================
                                                              (951,094)    $ (22,250,058)     8,323,447     $ 230,140,071
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 29% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
       In addition, 20% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco Aim.


20        AIM MULTI-SECTOR FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                            INCOME (LOSS) FROM
                                          INVESTMENT OPERATIONS
                                 ---------------------------------------                DISTRIBUTIONS
                                                NET GAINS                 ----------------------------------------
                      NET ASSET      NET         (LOSSES)                  DIVIDEND   DISTRIBUTIONS
                        VALUE,   INVESTMENT   ON SECURITIES   TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                      BEGINNING    INCOME     (BOTH REALIZED  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                      OF PERIOD    (LOSS)    AND UNREALIZED)  OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 08/31/08     $28.93     $ 0.07(c)      $(2.34)       $(2.27)     $   --        $(1.33)        $(1.33)      $25.33
Year ended 08/31/07      25.53      (0.04)(c)       3.88          3.84       (0.12)        (0.32)         (0.44)       28.93
Year ended 08/31/06      24.16       0.17(c)        1.69          1.86          --         (0.49)         (0.49)       25.53
Year ended 08/31/05      19.37      (0.05)(c)(e)    5.40          5.35          --         (0.56)         (0.56)       24.16
Year ended 08/31/04      18.32      (0.12)          1.84          1.72          --         (0.67)         (0.67)       19.37
------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 08/31/08      27.97      (0.13)(c)      (2.24)        (2.37)         --         (1.33)         (1.33)       24.27
Year ended 08/31/07      24.79      (0.24)(c)       3.76          3.52       (0.02)        (0.32)         (0.34)       27.97
Year ended 08/31/06      23.64      (0.02)(c)       1.66          1.64          --         (0.49)         (0.49)       24.79
Year ended 08/31/05      19.09      (0.20)(c)(e)    5.31          5.11          --         (0.56)         (0.56)       23.64
Year ended 08/31/04      18.19      (0.24)          1.81          1.57          --         (0.67)         (0.67)       19.09
------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 08/31/08      27.96      (0.13)(c)      (2.24)        (2.37)         --         (1.33)         (1.33)       24.26
Year ended 08/31/07      24.78      (0.24)(c)       3.76          3.52       (0.02)        (0.32)         (0.34)       27.96
Year ended 08/31/06      23.63      (0.02)(c)       1.66          1.64          --         (0.49)         (0.49)       24.78
Year ended 08/31/05      19.09      (0.20)(c)(e)    5.30          5.10          --         (0.56)         (0.56)       23.63
Year ended 08/31/04      18.17      (0.22)          1.81          1.59          --         (0.67)         (0.67)       19.09
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 08/31/08      29.35       0.19(c)       (2.37)        (2.18)      (0.03)        (1.33)         (1.36)       25.81
Year ended 08/31/07      25.83       0.09(c)        3.93          4.02       (0.18)        (0.32)         (0.50)       29.35
Year ended 08/31/06      24.33       0.29(c)        1.70          1.99          --         (0.49)         (0.49)       25.83
Year ended 08/31/05      19.41       0.06(c)(e)     5.42          5.48          --         (0.56)         (0.56)       24.33
Year ended
  08/31/04(f)            19.94      (0.01)         (0.52)        (0.53)         --            --             --        19.41
______________________________________________________________________________________________________________________________
==============================================================================================================================

                                                           RATIO OF          RATIO OF
                                                           EXPENSES          EXPENSES
                                                          TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                          NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                         NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                                        END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                      TOTAL RETURN(A)  (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(b)
--------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 08/31/08        (8.22)%        $418,874           1.21%(d)          1.22%(d)        0.24%(d)       58%
Year ended 08/31/07        15.13           508,895           1.23              1.29           (0.15)          44
Year ended 08/31/06         7.74           311,492           1.30              1.37            0.67           66
Year ended 08/31/05        28.01            99,721           1.53              1.59           (0.25)(e)       63
Year ended 08/31/04         9.47            38,578           1.85              1.88           (0.73)         161
--------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 08/31/08        (8.89)           68,526           1.96(d)           1.97(d)        (0.51)(d)       58
Year ended 08/31/07        14.26            87,469           1.98              2.04           (0.90)          44
Year ended 08/31/06         6.97            73,997           2.05              2.12           (0.08)          66
Year ended 08/31/05        27.15            24,953           2.20              2.26           (0.92)(e)       63
Year ended 08/31/04         8.70            11,233           2.56              2.59           (1.44)         161
--------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 08/31/08        (8.89)           80,439           1.96(d)           1.97(d)        (0.51)(d)       58
Year ended 08/31/07        14.27            94,760           1.98              2.04           (0.90)          44
Year ended 08/31/06         6.97            69,604           2.05              2.12           (0.08)          66
Year ended 08/31/05        27.10            29,981           2.20              2.26           (0.92)(e)       63
Year ended 08/31/04         8.82            16,424           2.52              2.56           (1.40)         161
--------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 08/31/08        (7.81)          156,486           0.75(d)           0.76(d)         0.70(d)        58
Year ended 08/31/07        15.67           163,891           0.77              0.83            0.31           44
Year ended 08/31/06         8.23            87,147           0.83              0.90            1.14           66
Year ended 08/31/05        28.64            45,628           1.02              1.08            0.26(e)        63
Year ended
  08/31/04(f)              (2.66)            7,023           1.28(g)           1.28(g)        (0.16)(g)      161
____________________________________________________________________________________________________________________
====================================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)  Calculated using average shares outstanding.
(d) Ratios are based on average daily net assets (000's omitted) of $473,183, $79,558, $90,224 and $166,749 for Class A, Class B, Class C and Institutional Class shares, respectively.
(e) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.06) and (0.30)%; $(0.21) and (0.97)%; $(0.21) and (0.97)% and $0.05 and
     0.21% for Class A, Class B, Class C and Institutional Class shares, respectively.
(f)  Commencement date of May 3, 2004.
(g)  Annualized.


NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES


  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-
1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.


21        AIM MULTI-SECTOR FUND

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.



22        AIM MULTI-SECTOR FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Counselor Series Trust and Shareholders of AIM Multi-Sector Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Multi-Sector (one of the funds constituting AIM Counselor Series Trust, hereafter referred to as the "Fund") at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 20, 2008
Houston, Texas




23        AIM MULTI-SECTOR FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2008, through August 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (03/01/08)   (08/31/08)(1)   PERIOD(2)     (08/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $975.70        $6.06       $1,019.00       $6.19        1.22%
---------------------------------------------------------------------------------------------------
        B            1,000.00        972.40         9.77        1,015.23        9.98        1.97
---------------------------------------------------------------------------------------------------
        C            1,000.00        972.30         9.77        1,015.23        9.98        1.97
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period March 1, 2008, through August 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


24        AIM MULTI-SECTOR FUND

Supplement to Annual Report dated 8/31/08

                                             ==========================================
AIM MULTI-SECTOR FUND                        AVERAGE ANNUAL TOTAL RETURNS                      Please note that past performance is
                                                                                          not indicative of future results. More
INSTITUTIONAL CLASS SHARES                   For periods ended 8/31/08                    recent returns may be more or less than
                                             Inception (5/3/04)                   8.88%   those shown. All returns assume
The following information has been           1 Year                              -7.81%   reinvestment of distributions at NAV.
prepared to provide Institutional Class      ==========================================   Investment return and principal value will
shareholders with a performance overview                                                  fluctuate so your shares, when redeemed,
specific to their holdings. Institutional    ==========================================   may be worth more or less than their
Class shares are offered exclusively to      AVERAGE ANNUAL TOTAL RETURNS                 original cost. See full report for
institutional investors, including defined                                                information on comparative benchmarks.
contribution plans that meet certain         For periods ended 6/30/08, most recent       Please consult your Fund prospectus for
criteria.                                    calendar quarter-end                         more information. For the most current
                                                                                          month-end performance, please call 800 451
                                             Inception (5/3/04)                  10.29%   4246 or visit invescoaim.com.
                                             1 Year                              -5.57%
                                             ==========================================

                                             Institutional Class shares have no sales
                                             charge; therefore, performance is at net
                                             asset value (NAV). Performance of
                                             Institutional Class shares will differ
                                             from performance of other share classes
                                             primarily due to differing sales charges
                                             and class expenses.

                                                  The total annual Fund operating
                                             expense ratio set forth in the most recent
                                             Fund prospectus as of the date of this
                                             supplement for Institutional Class shares
                                             was 0.77%. The expense ratios presented
                                             above may vary from the expense ratios
                                             presented in other sections of the actual
                                             report that are based on expenses incurred
                                             during the period covered by the report.

                                                  Had the advisor not waived fees and/
                                             or reimbursed expenses, performance would
                                             in the past, have been lower.

==========================================
NASDAQ SYMBOL                        IIMSX
==========================================

Over for information on your Fund's
expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY                                                                   [INVESCO AIM LOGO]
                                                                                                      - SERVICE MARK -
This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

invescoaim.com   I-MSE-INS-1   Invesco Aim Distributors, Inc.

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2008, through August 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (03/01/08)   (08/31/08)(1)   PERIOD(2)     (08/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $978.00        $3.73       $1,021.37       $3.81        0.75%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period March 1, 2008, through August 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM MULTI-SECTOR FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     renewal process, the Trustees receive        from one another and attributed different
Counselor Series Trust is required under     comparative performance and fee data         weight to the various factors. The
the Investment Company Act of 1940 to        regarding the AIM Funds prepared by an       Trustees recognized that the advisory
approve annually the renewal of the AIM      independent company, Lipper, Inc.            arrangements and resulting advisory fees
Multi-Sector Fund (the Fund) investment      (Lipper), under the direction and            for the Fund and the other AIM Funds are
advisory agreement with Invesco Aim          supervision of the independent Senior        the result of years of review and
Advisors, Inc. (Invesco Aim). During         Officer who also prepares a separate         negotiation between the Trustees and
contract renewal meetings held on June       analysis of this information for the         Invesco Aim, that the Trustees may focus
18-19, 2008, the Board as a whole and the    Trustees. Each Sub-Committee then makes      to a greater extent on certain aspects of
disinterested or "independent" Trustees,     recommendations to the Investments           these arrangements in some years than in
voting separately, approved the              Committee regarding the performance, fees    others, and that the Trustees'
continuance of the Fund's investment         and expenses of their assigned funds. The    deliberations and conclusions in a
advisory agreement for another year,         Investments Committee considers each         particular year may be based in part on
effective July 1, 2008. In doing so, the     Sub-Committee's recommendations and makes    their deliberations and conclusions of
Board determined that the Fund's             its own recommendations regarding the        these same arrangements throughout the
investment advisory agreement is in the      performance, fees and expenses of the AIM    year and in prior years.
best interests of the Fund and its           Funds to the full Board. The Investments
shareholders and that the compensation to    Committee also considers each                FACTORS AND CONCLUSIONS AND SUMMARY OF
Invesco Aim under the Fund's investment      Sub-Committee's recommendations in making    INDEPENDENT WRITTEN FEE EVALUATION
advisory agreement is fair and reasonable.   its annual recommendation to the Board
                                             whether to approve the continuance of each   The discussion below serves as a summary
   The independent Trustees met separately   AIM Fund's investment advisory agreement     of the Senior Officer's independent
during their evaluation of the Fund's        and sub-advisory agreements for another      written evaluation with respect to the
investment advisory agreement with           year.                                        Fund's investment advisory agreement as
independent legal counsel from whom they                                                  well as a discussion of the material
received independent legal advice, and the      The independent Trustees are assisted     factors and related conclusions that
independent Trustees also received           in their annual evaluation of the Fund's     formed the basis for the Board's approval
assistance during their deliberations from   investment advisory agreement by the         of the Fund's investment advisory
the independent Senior Officer, a            independent Senior Officer. One              agreement and sub-advisory agreements.
full-time officer of the AIM Funds who       responsibility of the Senior Officer is to   Unless otherwise stated, information set
reports directly to the independent          manage the process by which the AIM Funds'   forth below is as of June 19, 2008 and
Trustees.                                    proposed management fees are negotiated      does not reflect any changes that may have
                                             during the annual contract renewal process   occurred since that date, including but
THE BOARD'S FUND EVALUATION PROCESS          to ensure that they are negotiated in a      not limited to changes to the Fund's
                                             manner that is at arms' length and           performance, advisory fees, expense
The Board's Investments Committee has        reasonable. Accordingly, the Senior Of-      limitations and/or fee waivers.
established three Sub-Committees that are    ficer must either supervise a competitive
responsible for overseeing the management    bidding process or prepare an independent    I Investment Advisory Agreement
of a number of the series portfolios of      written evaluation. The Senior Officer has
the AIM Funds. This Sub- Committee           recommended that an independent written         A. Nature, Extent and Quality of
structure permits the Trustees to focus on   evaluation be provided and, at the                 Services Provided by Invesco Aim
the performance of the AIM Funds that have   direction of the Board, has prepared an         The Board reviewed the advisory
been assigned to them. The Sub-Committees    independent written evaluation.              services provided to the Fund by Invesco
meet throughout the year to review the                                                    Aim under the Fund's investment advisory
performance of their assigned funds, and        During the annual contract renewal        agreement, the performance of Invesco Aim
the Sub-Committees review monthly and        process, the Board considered the factors    in providing these services, and the
quarterly comparative performance            discussed below under the heading "Factors   credentials and experience of the officers
information and periodic asset flow data     and Conclusions and Summary of Independent   and employees of Invesco Aim who provide
for their assigned funds. These materials    Written Fee Evaluation" in evaluating the    these services. The Board's review of the
are prepared under the direction and         fairness and reasonableness of the Fund's    qualifications of Invesco Aim to provide
supervision of the independent Senior        investment advisory agreement and            these services included the Board's
Officer. Over the course of each year, the   sub-advisory agreements at the contract      consideration of Invesco Aim's portfolio
Sub-Committees meet with portfolio           renewal meetings and at their meetings       and product review process, various back
managers for their assigned funds and        throughout the year as part of their         office support functions provided by
other members of management and review       ongoing oversight of the Fund. The Fund's    Invesco Aim and its affiliates, and
with these individuals the performance,      investment advisory agreement and            Invesco Aim's equity and fixed income
investment objective(s), policies,           sub-advisory agreements were considered      trading operations. The Board concluded
strategies and limitations of these funds.   separately, although the Board also          that the nature, extent and quality of the
                                             considered the common interests of all of    advisory services provided to the Fund by
   In addition to their meetings             the AIM Funds in their deliberations. The    Invesco Aim were appropriate and that
throughout the year, the Sub-Committees      Board considered all of the information      Invesco Aim currently is providing
meet at designated contract renewal          provided to them and did not identify any    satisfactory advisory services in
meetings each year to conduct an in-depth    particular factor that was controlling.      accordance with the terms of the Fund's
review of the performance, fees and          Each Trustee may have evaluated the          investment advisory agreement. In
expenses of their assigned funds. During     information provided differently             addition, based on their ongoing meetings
the contract                                                                              throughout the year with the Fund's
                                                                                          portfolio manager or

                                                                                                                           continued


25  AIM MULTI-SECTOR FUND

managers, the Board concluded that these     recent calendar year, the Board also         schedule includes seven breakpoints and
individuals are competent and able to        reviewed more recent Fund performance and    that the level of the Fund's advisory
continue to carry out their                  this review did not change their             fees, as a percentage of the Fund's net
responsibilities under the Fund's            conclusions.                                 assets, has decreased as net assets
investment advisory agreement.                                                            increased because of the breakpoint. Based
                                             C. Advisory Fees and Fee Waivers             on this information, the Board concluded
   In determining whether to continue the                                                 that the Fund's advisory fees
Fund's investment advisory agreement, the    The Board compared the Fund's contractual    appropriately reflect economies of scale
Board considered the prior relationship      advisory fee rate to the contractual         at current asset levels. The Board also
between Invesco Aim and the Fund, as well    advisory fee rates of funds in the Fund's    noted that the Fund shares directly in
as the Board's knowledge of Invesco Aim's    Lipper expense group that are not managed    economies of scale through lower fees
operations, and concluded that it was        by Invesco Aim, at a common asset level      charged by third party service providers
beneficial to maintain the current           and as of the end of the past calendar       based on the combined size of all of the
relationship, in part, because of such       year. The Board noted that the Fund's        AIM Funds and affiliates.
knowledge. The Board also considered the     contractual advisory fee rate was below
steps that Invesco Aim and its affiliates    the median contractual advisory fee rate        E. Profitability and Financial
have taken over the last several years to    of funds in its expense group. The Board           Resources of Invesco Aim
improve the quality and efficiency of the    also reviewed the methodology used by
services they provide to the AIM Funds in    Lipper in determining contractual fee        The Board reviewed information from
the areas of investment performance,         rates.                                       Invesco Aim concerning the costs of the
product line diversification,                                                             advisory and other services that Invesco
distribution, fund operations, shareholder      The Board also compared the Fund's        Aim and its affiliates provide to the Fund
services and compliance. The Board           effective fee rate (the advisory fee after   and the profitability of Invesco Aim and
concluded that the quality and efficiency    any advisory fee waivers and before any      its affiliates in providing these
of the services Invesco Aim and its          expense limitations/waivers) to the          services. The Board also reviewed
affiliates provide to the AIM Funds in       advisory fee rates of other clients of       information concerning the financial
each of these areas have generally           Invesco Aim and its affiliates with          condition of Invesco Aim and its
improved, and support the Board's approval   investment strategies comparable to those    affiliates. The Board also reviewed with
of the continuance of the Fund's             of the Fund, including two mutual funds      Invesco Aim the methodology used to
investment advisory agreement.               advised by Invesco Aim. The Board noted      prepare the profitability information. The
                                             that the Fund's rate was below the rate      Board considered the overall profitability
   B. Fund Performance                       for one of the mutual funds and that the     of Invesco Aim, as well as the
                                             other mutual fund is an asset allocation     profitability of Invesco Aim in connection
The Board compared the Fund's performance    fund that is not charged any advisory fees   with managing the Fund. The Board noted
during the past one, three and five          by Invesco Aim pursuant to that fund's       that Invesco Aim continues to operate at a
calendar years to the performance of funds   advisory agreement.                          net profit, although increased expenses in
in the Fund's performance group that are                                                  recent years have reduced the
not managed by Invesco Aim, and against         The Board noted that Invesco Aim has      profitability of Invesco Aim and its
the performance of all funds in the Lipper   not proposed any advisory fee waivers or     affiliates. The Board concluded that the
Multi-Cap Core Funds Index. The Board also   expense limitations for the Fund. The        Fund's fees were fair and reasonable, and
reviewed the criteria used by Invesco Aim    Board concluded that it was not necessary    that the level of profits realized by
to identify the funds in the Fund's          at this time to discuss with Invesco Aim     Invesco Aim and its affiliates from
performance group for inclusion in the       whether to implement any fee waivers or      providing services to the Fund was not
Lipper reports. The Board noted that the     expense limitations because the Fund's       excessive in light of the nature, quality
Fund's performance was in the third          total expenses for most classes were below   and extent of the services provided. The
quintile of its performance group for the    the median total expenses of the funds in    Board considered whether Invesco Aim is
one and five year periods and in the         the Fund's Lipper expense group that are     financially sound and has the resources
second quintile for the three year period    not managed by Invesco Aim.                  necessary to perform its obligations under
(the first quintile being the best                                                        the Fund's investment advisory agreement,
performing funds and the fifth quintile         After taking account of the Fund's        and concluded that Invesco Aim has the
being the worst performing funds). The       contractual advisory fee rate, as well as    financial resources necessary to fulfill
Board noted that the Fund's performance      the comparative advisory fee information     these obligations.
was above the performance of the Index for   discussed above, the Board concluded that
the one, three and five year periods. The    the Fund's advisory fees were fair and          F. Independent Written Evaluation of
Board also considered the steps Invesco      reasonable.                                        the Fund's Senior Officer
Aim has taken over the last several years
to improve the quality and efficiency of        D. Economies of Scale and Breakpoints     The Board noted that, at their direction,
the services that Invesco Aim provides to                                                 the Senior Officer of the Fund, who is
the AIM Funds. The Board concluded that      The Board considered the extent to which     independent of Invesco Aim and Invesco
Invesco Aim continues to be responsive to    there are economies of scale in Invesco      Aim's affiliates, had prepared an
the Board's focus on fund performance.       Aim's provision of advisory services to      independent written evaluation to assist
Although the independent written             the Fund. The Board also considered          the Board in determining the
evaluation of the Fund's Senior Officer      whether the Fund benefits from such          reasonableness of the proposed management
only considered Fund performance through     economies of scale through contractual       fees of the AIM Funds, including the Fund.
the most                                     breakpoints in the Fund's advisory fee       The Board noted that they had relied upon
                                             schedule or through advisory fee waivers     the Senior Officer's written evaluation
                                             or expense limitations. The Board noted      instead of a competitive bidding process.
                                             that the Fund's contractual advisory fee

                                                                                                                           continued


26  AIM MULTI-SECTOR FUND

In determining whether to continue the       money market funds attributable to such         B. Fund Performance
Fund's investment advisory agreement, the    investments, although Invesco Aim has
Board considered the Senior Officer's        contractually agreed to waive through at     The Board did not view Fund performance as
written evaluation.                          least June 30, 2009, the advisory fees       a relevant factor in considering whether
                                             payable by the Fund in an amount equal to    to approve the sub-advisory agreements for
   G. Collateral Benefits to Invesco Aim     100% of the net advisory fees Invesco Aim    the Fund, as no Affiliated Sub-Adviser
      and its Affiliates                     receives from the affiliated money market    currently manages any portion of the
                                             funds with respect to the Fund's             Fund's assets.
The Board considered various other           investment of uninvested cash, but not
benefits received by Invesco Aim and its     cash collateral. The Board considered the       C. Sub-Advisory Fees
affiliates resulting from Invesco Aim's      contractual nature of this fee waiver and
relationship with the Fund, including the    noted that it remains in effect until at     The Board considered the services to be
fees received by Invesco Aim and its         least June 30, 2009. The Board concluded     provided by the Affiliated Sub-Advisers
affiliates for their provision of            that the Fund's investment of uninvested     pursuant to the sub-advisory agreements
administrative, transfer agency and          cash and cash collateral from any            and the services to be provided by Invesco
distribution services to the Fund. The       securities lending arrangements in the       Aim pursuant to the Fund's investment
Board considered the performance of          affiliated money market funds is in the      advisory agreement, as well as the
Invesco Aim and its affiliates in            best interests of the Fund and its           allocation of fees between Invesco Aim and
providing these services and the             shareholders.                                the Affiliated Sub-Advisers pursuant to
organizational structure employed by                                                      the sub-advisory agreements. The Board
Invesco Aim and its affiliates to provide    II. Sub-Advisory Agreements                  noted that the sub-advisory fees have no
these services. The Board also considered                                                 direct effect on the Fund or its
that these services are provided to the         A. Nature, Extent and Quality of          shareholders, as they are paid by Invesco
Fund pursuant to written contracts which           Services Provided by Affiliated        Aim to the Affiliated Sub-Advisers, and
are reviewed and approved on an annual             Sub-Advisers                           that Invesco Aim and the Affiliated
basis by the Board. The Board concluded                                                   Sub-Advisers are affiliates. After taking
that Invesco Aim and its affiliates were     The Board reviewed the services to be        account of the Fund's contractual
providing these services in a satisfactory   provided by Invesco Trimark Ltd., Invesco    sub-advisory fee rate, as well as other
manner and in accordance with the terms of   Asset Management Deutschland, GmbH,          relevant factors, the Board concluded that
their contracts, and were qualified to       Invesco Asset Management Limited, Invesco    the Fund's subadvisory fees were fair and
continue to provide these services to the    Asset Management (Japan) Limited, Invesco    reasonable.
Fund.                                        Australia Limited, Invesco Global Asset
                                             Management (N.A.), Inc., Invesco Hong Kong      D. Financial Resources of the
   The Board considered the benefits         Limited, Invesco Institutional (N.A.),             Affiliated Sub-Advisers
realized by Invesco Aim as a result of       Inc. and Invesco Senior Secured
portfolio brokerage transactions executed    Management, Inc. (collectively, the          The Board considered whether each
through "soft dollar" arrangements. Under    "Affiliated Sub-Advisers") under the         Affiliated Sub-Adviser is financially
these arrangements, portfolio brokerage      sub-advisory agreements and the              sound and has the resources necessary to
commissions paid by the Fund and/or other    credentials and experience of the officers   perform its obligations under its
funds advised by Invesco Aim are used to     and employees of the Affiliated              respective sub-advisory agreement, and
pay for research and execution services.     Sub-Advisers who will provide these          concluded that each Affiliated Sub-Adviser
The Board noted that soft dollar             services. The Board concluded that the       has the financial resources necessary to
arrangements shift the payment obligation    nature, extent and quality of the services   fulfill these obligations.
for the research and execution services      to be provided by the Affiliated
from Invesco Aim to the funds and            Sub-Advisers were appropriate. The Board
therefore may reduce Invesco Aim's           noted that the Af- filiated Sub-Advisers,
expenses. The Board also noted that          which have offices and personnel that are
research obtained through soft dollar        geographically dispersed in financial
arrangements may be used by Invesco Aim in   centers around the world, have been formed
making investment decisions for the Fund     in part for the purpose of researching and
and may therefore benefit Fund               compiling information and making
shareholders. The Board concluded that       recommendations on the markets and
Invesco Aim's soft dollar arrangements       economies of various countries and
were appropriate. The Board also concluded   securities of companies located in such
that, based on their review and              countries or on various types of
representations made by Invesco Aim, these   investments and investment techniques, and
arrangements were consistent with            providing investment advisory services.
regulatory requirements.                     The Board concluded that the sub-advisory
                                             agreements will benefit the Fund and its
   The Board considered the fact that the    shareholders by permitting Invesco Aim to
Fund's uninvested cash and cash collateral   utilize the additional resources and
from any securities lending arrangements     talent of the Affiliated Sub-Advisers in
may be invested in money market funds        managing the Fund.
advised by Invesco Aim pursuant to
procedures approved by the Board. The
Board noted that Invesco Aim will receive
advisory fees from these affiliated


27  AIM MULTI-SECTOR FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2008:

     FEDERAL AND STATE INCOME TAX
     Long-Term Capital Gain Dividends                    $32,758,311
     Qualified Dividend Income*                               84.69%
     Corporate Dividends Received Deduction*                  67.65%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarter ended November 30, 2007 was 19.04%.


28        AIM MULTI-SECTOR FUND

PROXY RESULTS

A Special Meeting ("Meeting") of Shareholders of AIM Multi-Sector Fund, an investment portfolio of AIM Counselor Series Trust, a Delaware statutory trust ("Trust"), was held on February 29, 2008 and was adjourned with respect to certain proposals, until March 28, 2008. The Meeting on March 28, 2008 was held for the following purposes:

(1) Elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund, and each other series portfolio of the Trust, or a share class without a shareholder vote.

The results of the voting on the above matters were as follows:


                                                                                                            WITHHELD/
      MATTERS                                                                              VOTES FOR      ABSTENTIONS**
-----------------------------------------------------------------------------------------------------------------------
(1)*  Bob R. Baker...................................................................      80,004,783        1,692,073
      Frank S. Bayley................................................................      80,042,468        1,654,388
      James T. Bunch.................................................................      80,071,331        1,625,525
      Bruce L. Crockett..............................................................      80,047,680        1,649,176
      Albert R. Dowden...............................................................      80,044,519        1,652,337
      Jack M. Fields.................................................................      80,054,678        1,642,178
      Martin L. Flanagan.............................................................      80,013,733        1,683,123
      Carl Frischling................................................................      80,026,567        1,670,289
      Prema Mathai-Davis.............................................................      80,025,589        1,671,267
      Lewis F. Pennock...............................................................      80,059,672        1,637,184
      Larry Soll, Ph.D. .............................................................      80,040,389        1,656,467
      Raymond Stickel, Jr. ..........................................................      80,056,699        1,640,157
      Philip A. Taylor...............................................................      80,034,136        1,662,720


                                                                              VOTES        WITHHELD/          BROKER
                                                             VOTES FOR       AGAINST      ABSTENTIONS       NON-VOTES
-----------------------------------------------------------------------------------------------------------------------
(2)*  Approve an amendment to the Trust's Agreement and
      Declaration of Trust that would permit the Board
      of Trustees of the Trust to terminate the Trust,
      the Fund, and each other series portfolio of the
      Trust, or a share class without a shareholder
      vote.............................................     55,885,613     10,011,477       2,110,683       13,689,083



 * Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust.

** Includes Broker Non-Votes.


29        AIM MULTI-SECTOR FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Counselor Series Trust (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.


NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent); Trustee, President and
                                              Principal Executive Officer of The AIM Family of Funds--
                                              Registered Trademark-- (other than AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust); Trustee and
                                              Executive Vice President, The AIM Family of Funds--
                                              Registered Trademark-- (AIM Treasurer's Series Trust and
                                              Short-Term Investments Trust only); and Manager, Invesco
                                              PowerShares Capital Management LLC

                                              Formerly: Director and President, AIM Trimark Corporate
                                              Class Inc. and AIM Trimark Canada Fund Inc.; Director and
                                              President, Invesco Trimark Ltd./Invesco Trimark Ltee
                                              (formerly AIM Funds Management Inc. d/b/a INVESCO Enterprise
                                              Services); Senior Managing Director, Invesco Holding Company
                                              Limited; Trustee and Executive Vice President, Tax-Free
                                              Investments Trust; Director and Chairman, Fund Management
                                              Company (registered broker dealer); President and Principal
                                              Executive Officer, The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term
                                              Investments Trust and Tax-Free Investments Trust only);
                                              President, AIM Trimark Global Fund Inc. and AIM Trimark
                                              Canada Fund Inc.; and Director, Trimark Trust (federally
                                              regulated Canadian Trust Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2003          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            and Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider)
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           1983          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2003          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2000          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2003          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2003          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2003          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2003          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2003          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             1997          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee

                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




30        AIM MULTI-SECTOR FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri S. Morris -- 1964        2008          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Assistant Vice
 and Principal Financial                      President, Invesco Aim Advisors, Inc., Invesco Aim Capital
 Officer                                      Management, Inc. and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark--

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2003          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the fund's prospectus for information on the fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






31        AIM MULTI-SECTOR FUND

====================================================================================================================================
EDELIVERY
INVESCOAIM.COM/EDELIVERY

REGISTER FOR EDELIVERY - eDelivery is the process of receiving your fund and account information via email. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an email notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

WHY SIGN UP?                                                       HOW DO I SIGN UP?

Register for eDelivery to:                                         It's easy. Just follow these simple steps:
                                                                   1. Log in to your account.
- save your Fund the cost of printing and postage.                 2. Click on the "Service Center" tab.
- reduce the amount of paper you receive.                          3. Select "Register for eDelivery" and complete the consent
- gain access to your documents faster by not waiting for the         process.
  mail.
- view your documents online anytime at your convenience.
- save the documents to your personal computer or print them out for your records.
This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly
Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco
Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim
Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for
the products and services represented by Invesco Aim; they each provide investment advisory services to           [INVESCO AIM LOGO]
individual and institutional clients and do not sell securities. Invesco Institutional (N.A.), Inc., Invesco      - SERVICE MARK -
Senior Secured Management, Inc., Invesco Global Asset Management (N.A.), Inc., Invesco Trimark Ltd., Invesco
Asset Management (Japan) Ltd., Invesco Hong Kong Ltd., Invesco Australia Limited, Invesco Asset Management
Limited and Invesco Asset Management Deutschland GmbH are affiliated investment advisors that serve as subadvisors to many of the products and services represented by Invesco Aim. Invesco Aim Distributors, Inc. is
the distributor for the retail mutual funds, exchange-traded funds and U.S. institutional money market funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                                                   invescoaim.com   I-MSE-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]               AIM SELECT REAL ESTATE INCOME FUND
 - SERVICE MARK -                Annual Report to Shareholders o August 31, 2008

                               [MOUNTAIN GRAPHIC]

2    Letters to Shareholders
4    Performance Summary
4    Management Discussion
6    Long-Term Fund Performance
8    Supplemental Information
9    Schedule of Investments
11   Financial Statements
14   Notes to Financial Statements
20   Financial Highlights
24   Auditor's Report
25   Fund Expenses
26   Approval of Investment Advisory Agreement
30   Tax Information
31   Results of Proxy
32   Trustees and Officers

                         Dear Shareholder:

                         In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and provide some perspective and encouragement to
       [TAYLOR           fellow long-term investors.
        PHOTO]
                         MARKET OVERVIEW

                         About a year ago or so, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. Nonetheless, U.S. equity markets were performing
     Philip Taylor       relatively well. But as the year progressed, the housing market deteriorated, energy prices rose, unemployment increased and the credit crunch grew more widespread.

                            In response, the U.S. Federal Reserve cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Congress and the president worked together to enact an economic stimulus plan, one facet of which was to provide more than 112 million taxpayers with $92 billion in tax rebates.(2) Historically, actions such as these have stimulated economic growth. Unfortunately, other factors were simultaneously at work behind the scenes, and the market began to reveal the strain of those factors.

HOW WE GOT HERE

The market stresses we saw over the past year were the result of years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were sold to, and traded among, financial institutions. The value of those securities declined; more institutions sought to sell them and fewer institutions were willing to buy them. As a result, financial institutions' access to credit declined and the value of their holdings declined -- preventing normal trading among banks and other financial institutions.

   In October 2008, Congress enacted a plan, the Troubled Assets Relief Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century.

INVESTING IN A VOLATILE MARKET

Whether or not markets recover in the short term, the kind of volatility we've seen of late is a good reminder that in times of market uncertainty, it's wise to stay true to three timeless investing principles:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets. I urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may potentially cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   That leads me to a fourth principle we believe may be critical to your success: Work with a trusted financial advisor. An experienced advisor who knows your goals and situation can be your most valuable asset, particularly during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   Recent market volatility has been disconcerting for everyone. Remember, however, that many of history's significant buying opportunities were the result of short-term economic crises that, in their time, were considered unprecedented. I believe current market volatility and uncertainty may represent a buying opportunity for patient, long-term investors. Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

OUR NEW BRAND IDENTITY

While market conditions are obviously at the top of everyone's mind, there are some significant changes I want to share with you: We have a new name and a new brand -- Invesco Aim.

   Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers with $450 billion in assets under management as of August 31, 2008. Invesco has 5,300 employees in 13 investment centers worldwide serving clients in
100 countries. This provides you:

   o  Diversified investment strategies from distinct management teams around the globe.

   o  A range of investment products to help you achieve your financial goals.

   o  The peace of mind professional asset management and a diversified investment portfolio can provide.

   While our name may have changed, our commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service will never change.

   If you have questions about this report or your account, please contact one of our client service representatives at
800 959 4246.

   Thank you for your continued confidence, and we look forward to serving you. Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

October 20, 2008

(1)  U.S. Federal Reserve Board; 2 U.S. Department of the Treasury


2   AIM SELECT REAL ESTATE INCOME FUND

                         Dear Fellow Shareholders:

                         As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction of excess is often painful, at least in the short term.
                         Your Board of Trustees believes in the wisdom of a long-term perspective and consistent investment
     [CROCKETT           discipline. We continue to put your interests first in the effort to improve investment performance,
      PHOTO]             contain shareholder costs and uphold the highest ethical standards.

                            We remain enthusiastic about the global reach and investment expertise that Invesco, a leading independent global investment management company, brings to the management of AIM Funds as the parent company of the advisors. The diverse investment strategies deployed throughout the worldwide network of
   Bruce Crockett        Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the
                         Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and
a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as
Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim
Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com. The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

October 20, 2008


3   AIM SELECT REAL ESTATE INCOME FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   o  Risk/return relationships change
PERFORMANCE SUMMARY                                                                          significantly.

The U.S. real estate investment trust (REIT) market held up relatively well compared      o  Company fundamentals change (property
with other financial stocks and the broad market for the fiscal year ended August 31,        type, geography or management changes).
2008. For the period, Class A shares of AIM Select Real Estate Income Fund at net asset
value (NAV) trailed the Fund's style-specific index, but outperformed its broad market    o  A more attractive investment
index as shown in the table below. The Fund outperformed its broad market index, the         opportunity is identified.
S&P 500 Index, as investors returned to U.S. REITs following a significant sell off in
the first half of 2007. However, the Fund underperformed the FTSE NAREIT Equity REITs     MARKET CONDITIONS AND YOUR FUND
Index, the equity portion of its style specific index, due primarily to stock selection
in diversified REITs and office REITs.                                                    Many factors contributed to the negative
                                                                                          performance of most major market indexes
   Your Fund's long-term performance appears later in this report.                        for the fiscal year ended August 31,
                                                                                          2008.(1) The chief catalyst was primarily
FUND VS. INDEXES                                                                          the ongoing subprime loan crisis and its
                                                                                          far-reaching effects on overall credit
Total returns, 8/31/07 to 8/31/08, at net asset value (NAV). Performance shown does not   availability. Additionally, record high
include applicable contingent deferred sales charges (CDSC) or front-end sales charges,   crude oil prices, falling home values and
which would have reduced performance.                                                     the weak U.S. dollar placed significant
                                                                                          pressure on the purchasing power of the
Class A Shares                                                                   -7.36%   U.S. consumer. Late in the fiscal year,
Class B Shares                                                                   -8.12    consumer confidence fell and market
Class C Shares                                                                   -8.01    volatility increased as evidence of a
S&P 500 Index(triangle) (Broad Market Index)                                    -11.13    pending recession was compounded by
Custom Select Real Estate Income Index(square) (Style-Specific Index)**          -6.86    mounting inflationary pressures.
FTSE NAREIT Equity REITs Index(triangle)(Former Style-Specific Index)**          -7.04
Lipper Real Estate Funds Index(triangle) (Peer Group Index)*                     -6.31       In seven separate actions beginning in
                                                                                          September 2007, the U.S. Federal Reserve
(triangle)Lipper Inc.; (square)Invesco Aim, Lipper Inc., Bloomberg L.P.                   Board (the Fed) lowered the federal funds
                                                                                          target rate from 5.25% to 2.00% in an
*  The Lipper Real Estate Funds Index's return for the fiscal year was affected by a      effort to inject liquidity into the
   mid-quarter reconstitution to remove global and international real estate funds from   weakening credit markets.(2) The collapse
   the index. Had the index been recalculated following the reconstitution, the index's   of Bear Stearns and difficulties
   return would have been lower.                                                          encountered by government-sponsored
                                                                                          mortgage suppliers Freddie Mac and Fannie
** The Fund has elected to use the Custom Select Real Estate Income Index as its          Mae was evidence that the housing and
   style-specific index instead of the FTSE NAREIT Equity REITs Index because it better   financial sectors continued to struggle.
   represents the Fund.                                                                   In response, the Fed has used a variety of
=======================================================================================   monetary policy tools to help alleviate
                                                                                          the strain on financial markets.
HOW WE INVEST                                o  Favorable property market outlook.
                                                                                             Gross domestic product (GDP) increased
Your Fund holds primarily real               o  Reasonable valuations relative to peer    at an annualized rate of 2.8% in the
estate-oriented securities. We focus on         investment alternatives.                  second quarter of 2008, buoyed in part by
public companies whose value is driven by                                                 government tax rebates.(3) Indeed, this
tangible assets. Our goal is to create a        We attempt to manage risk by allocating   level was higher than the 0.9% annualized
fund that will provide attractive current    between property related common stocks and   growth rate for the first quarter of
income. We use a fundamentals-driven         fixed income as well as diversifying by      2008.(3) Inflation, measured by a
investment process, including property       property types and geographic location and   seasonally adjusted Consumer Price Index,
market cycle analysis, property evaluation   also limiting the size of any one holding.   increased at an annual rate of 5.4% year
and management and structure review to                                                    over year as of August 2008.(4) The
identify securities with:                       We will consider selling a holding        advance in the price index was mostly
                                             when:                                        attributable to increases in the cost of
o  Attractive relative dividend yields.                                                   energy. Unemployment also trended higher
                                             o  Relative yields and/or valuation falls    during the fiscal year and was 6.1% at the
                                                below desired levels.                     end of August 2008.(4)

==========================================   ==========================================      Market volatility increased
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                      significantly after the close of the
                                                                                          Fund's fiscal year. To put some context
By property type and other investments                                                    around the recent financial events: The
                                                                                          markets have shown serious strain for more
Regional Malls                       17.6%   1. Health Care REIT, Inc.             4.7%   than a year, largely the result of years
Health Care                          14.6    2. CBL & Associates Properties, Inc.  4.3    of lax credit practices associated with
Office                               13.4    3. Simon Property Group, Inc.         4.3    the housing boom. Mortgage loans of
Industrial/Office Mixed              7.7     4. Nationwide Health Properties, Inc. 3.6    questionable quality were often bundled
Apartments                           7.5     5. Senior Housing Properties Trust    3.5    into hard-to-understand securities and
Lodging-Resorts                      7.0     6. Mack-Cali Realty Corp.             3.5    sold to various financial institutions.
Self Storage Facilities              6.1     7. Liberty Property Trust             3.2    The complexity and
Shopping Centers                     4.8     8. Brandywine Realty Trust            2.9
Mortgage Backed Securities           4.2     9. Host Hotels & Resorts Inc.         2.7
Freestanding                         3.9     10. Essex Property Trust, Inc.        2.6
Diversified                          3.6     ==========================================
Specialty                            3.6
Industrial                           3.3     ==========================================
Money Market Funds Plus                      Total Net Assets           $127.3 million
Other Assets Less Liabilities        2.7
                                             Total Number of Holdings*              65
==========================================   ==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.


4   AIM SELECT REAL ESTATE INCOME FUND

obscure structure of these securities hid    shopping centers and regional malls,                     JOE RODRIGUEZ, JR.
an Achilles' heel of our financial           suffered as a result of increased                        Senior portfolio manager, is
system, creating a liquidity crisis of       recession fears and concerns about a         [RODRIGUEZ  lead manager of AIM Select
historic severity. Now those securities      potentially negative effect on consumer         PHOTO]   Real Estate Income Fund. He is
remain on the financial institutions'        spending. As a result, General Growth                    head of real estate securities
balance sheets -- eroding capital, driving   Properties was the largest detractor from    for Invesco Real Estate, where he oversees
down profits and preventing normal trading   Fund performance during the fiscal year.     all phases of the unit, including
among banks and other financial              The net operating income of a majority of    securities research and administration.
institutions due to the participating        regional malls comes from long-term          He has served on the editorial boards of
financial institutions' stability being in   contractual rents that must be paid          the National Association of Real Estate
question. After the close of the fiscal      regardless of store sales; therefore, we     Investment Trusts (NAREIT) as well as the
year, this situation came to a head as       believed it would require a sustained        Institutional Real Estate Securities News-
some of these institutions began running     downturn in consumer spending and retail     letter. Mr. Rodriguez began his invest-
out of the capital needed to operate their   sales before rental and earnings growth      ment career in 1983 and joined Invesco in
businesses and found investors unwilling     would be materially affected.                1990. He earned his B.B.A. in economics
to supply fresh capital. Compounding the                                                  and finance as well as his M.B.A. in
problem is growing concern over future          A preferred stock investment in ISTAR     finance from Baylor University.
economic prospects.                          FINANCIAL, a finance company focused on
                                             commercial real estate, drove our                        MARK BLACKBURN
   To ensure the orderly functioning of      underperformance in the diversified REITs                Chartered Financial Analyst,
the credit markets and thereby preventing    sector and was among the top detractors      [BLACKBURN  portfolio manager, is manager
a more severe economic downturn, in early    from Fund performance. The company was          PHOTO]   of AIM Select Real Estate
October Congress enacted a $700 billion      negatively affected by general credit                    Income Fund. He joined Invesco
rescue plan -- the Troubled Assets Relief    market concerns and a perceived increase     in 1998. He earned a B.S. in accounting
Program. In addition, the Fed -- in          in credit risk exposure following its        from Louisiana State University and an
concert with other world banks -- lowered    acquisition of Fremont General's (not a      M.B.A. from Southern Methodist University.
short-term interest rates from 2.0% to       Fund holding) commercial real estate         Mr. Blackburn is a Certified Public
1.5% on October 8, 2008.(2)                  lending subsidiary.                          Accountant.

   For the fiscal year, the U.S. REIT           During the fiscal year, we increased                  PAUL CURBO
market, as measured by the FTSE NAREIT       our exposure to health care and regional        [CURBO   Chartered Financial Analyst,
Equity REITs Index, produced a loss.(1)      malls, given their defensive                    PHOTO]   portfolio manager, is manager
However, real estate securities, which       characteristics during periods of slower                 of AIM Select Real Estate
sustained significant losses in 2007,        economic growth. Along these same lines,     Income Fund. He joined Invesco in 1998.
fared better than the broad market for the   we reduced our exposure to lodging, which    Mr. Curbo earned a B.B.A. in finance from
fiscal year ended August 31, 2008.(1) Fund   tends to be more affected by a slowdown in   the University of Texas at Dallas.
performance varied considerably by sector,   the economy.
with health care REITs and apartment REITs
contributing the most to absolute               We remained committed to owning quality               JAMES TROWBRIDGE
performance. Our overweight in health care   real estate companies that we believe        [TROWBRIDGE Portfolio manager, is manager
REITs and our security selection in mixed    could benefit from relatively better            PHOTO]   of AIM Select Real Estate
use industrial/office REITs benefited Fund   sector trends. We continued to manage risk               Income Fund. He joined Invesco
performance relative to the FTSE NAREIT      by holding a portfolio diversified by        in 1989. Mr. Trowbridge earned his B.A. in
Equity REIT Index. Lodging/resorts and       property type and geographic location.       finance from Indiana University.
regional mall REITs detracted most from      Lower leveraged companies with above
Fund performance on an absolute basis,       average levels of dividend coverage          Assisted by the Real Estate Team
while our security selection in              remained favored in the portfolio.
diversified REITs and office REITs
detracted from benchmark-relative               We thank you for your continued
performance.                                 investment in AIM Select Real Estate
                                             Income Fund.
   Health care, which is generally a
defensive sector less directly linked to     1 Lipper Inc.; 2 U.S. Federal Reserve; 3
the overall economy, outperformed during     Bureau of Economic Analysis; 4 Bureau of
the fiscal year. Indeed, our top             Labor Statistics
contributors to performance during the
period were HEALTH CARE REIT, NATIONWIDE     The views and opinions expressed in
HEALTH PROPERTIES and VENTAS. Each company   management's discussion of Fund
has exposure to a wide array of health       performance are those of Invesco Aim
care related real estate, including senior   Advisors, Inc. These views and opinions
housing facilities, long-term care           are subject to change at any time based on
facilities and medical office buildings.     factors such as market and economic
                                             conditions. These views and opinions may
   Fund performance was also aided by a      not be relied upon as investment advice or
temporary fee that was in effect from        recommendations, or as an offer for a
March 12, 2007 through March 12, 2008.       particular security. The information is
This fee helped offset costs associated      not a complete analysis of every aspect of
with redemptions following the Fund's        any market, country, industry, security or
open-end conversion.                         the Fund. Statements of fact are from
                                             sources considered reliable, but Invesco
   GENERAL GROWTH PROPERTIES, the third      Aim Advisors, Inc. makes no representation
largest retail REIT that has exposure to     or warranty as to their completeness or
                                             accuracy. Although historical performance
                                             is no guarantee of future results, these
                                             insights may help you understand our
                                             investment management philosophy.

                                             See important Fund and index disclosures
                                             later in this report.


5   AIM SELECT REAL ESTATE INCOME FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee               This chart, which is a logarithmic        ment. In other words, the space between
comparable future results.                   chart, presents the fluctuations in the      $5,000 and $10,000 is the same size as the
                                             value of the Fund and its indexes. We        space between $10,000 and $20,000, and so
   The data shown in the chart include       believe that a logarithmic chart is more     on.
reinvested distributions, applicable sales   effective than other types of charts in
charges and Fund expenses including          illustrating changes in value during the
management fees. Performance of an index     early years shown in the chart. The
of funds reflects fund expenses and          vertical axis, the one that indicates the
management fees; performance of a market     dollar value of an investment, is
index does not. Performance shown in the     constructed with each segment representing
chart and table(s) does not reflect          a percent change in the value of the
deduction of taxes a shareholder would pay   investment. In this chart, each segment
on Fund distributions or sale of Fund        represents a doubling, or 100% change, in
shares.                                      the value of the invest-

continued from page 8

o A direct investment cannot be made in an   o CPA--REGISTERED TRADEMARK-- and              returns based on those net asset values
  index. Unless otherwise indicated, index     Certified Public Accountant--REGISTERED      may differ from the net asset values and
  results include reinvested dividends,        TRADEMARK-- are trademarks owned by the      returns reported in the Financial
  and they do not reflect sales charges.       American Institute of Certified Public       Highlights.
  Performance of an index of funds             Accountants.
  reflects fund expenses; performance of a
  market index does not.                     o The returns shown in the management's      o Property type classifications used in
                                               discussion of Fund performance are based     this report are generally according to
OTHER INFORMATION                              on net asset values calculated for           the FTSE National Association of Real
                                               shareholder transactions. Generally          Estate Investment Trusts (NAREIT) Equity
o The Chartered Financial Analyst--REGIS-      accepted accounting principles require       REITs Index, which is exclusively owned
  TERED TRADEMARK-- (CFA--REGISTERED           adjustments to be made to the net assets     by NAREIT.
  TRADEMARK--) designation is a globally       of the Fund at period end for financial
  recognized standard for measuring the        reporting purposes, and as such, the net
  competence and integrity of investment       asset values for shareholder
  professionals.                               transactions and the


6   AIM SELECT REAL ESTATE INCOME FUND

====================================================================================================================================
                                                     [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A SHARES (OLDEST SHARE CLASS)
Fund and index data from 5/31/02

          AIM Select Real     FTSE NAREIT    Custom Select
            Estate Fund-     Equity REITs     Real Estate                         Lipper Real Estate
  Date     Class A Shares       Index(1)    Income Index(2)   S&P 500 Index(1)       Funds Index(1)
5/31/02       $ 9430           $10000          $10000             $10000               $10000
   6/02         9661            10273           10198               9288                10220
   7/02         9259             9736            9905               8564                 9635
   8/02         9226             9717            9998               8620                 9656
   9/02         8874             9344            9846               7684                 9312
  10/02         8334             8894            9525               8360                 8902
  11/02         8775             9313            9837               8851                 9262
  12/02         8799             9382            9994               8332                 9361
   1/03         8622             9110            9892               8114                 9116
   2/03         8802             9260            9967               7992                 9257
   3/03         8977             9446           10097               8069                 9470
   4/03         9561             9861           10441               8734                 9882
   5/03        10222            10457           10853               9193                10465
   6/03        10704            10684           11075               9311                10713
   7/03        11298            11256           11310               9475                11204
   8/03        11187            11316           11368               9660                11325
   9/03        11689            11701           11675               9557                11687
  10/03        12128            11912           11851              10098                11947
  11/03        12704            12431           12169              10186                12470
  12/03        13320            12866           12482              10720                12844
   1/04        14024            13423           12797              10917                13303
   2/04        14306            13658           12946              11069                13595
   3/04        15036            14412           13387              10902                14337
   4/04        12606            12311           12097              10731                12452
   5/04        13316            13188           12538              10878                13185
   6/04        13585            13575           12773              11089                13590
   7/04        13683            13620           12939              10722                13647
   8/04        14657            14701           13610              10765                14597
   9/04        14798            14692           13677              10882                14678
  10/04        15477            15479           14104              11048                15353
  11/04        15986            16146           14465              11495                16037
  12/04        16577            16929           14892              11886                16971
   1/05        15390            15508           14291              11596                15847
   2/05        15746            15983           14556              11840                16311
   3/05        15234            15736           14324              11631                16011
   4/05        15894            16573           14816              11410                16656
   5/05        16515            17147           15147              11773                17216
   6/05        17277            18009           15614              11790                18017
   7/05        18189            19294           16210              12228                19177
   8/05        17483            18589           15954              12117                18513
   9/05        17721            18699           15998              12215                18568
  10/05        17126            18257           15713              12011                18136
  11/05        17466            19026           16028              12465                18921
  12/05        17314            18988           16094              12469                19053
   1/06        18563            20375           16768              12799                20248
   2/06        18802            20740           17009              12834                20553
   3/06        19396            21787           17457              12994                21500
   4/06        18659            20978           17054              13168                20940
   5/06        17958            20381           16848              12790                20359
   6/06        18820            21441           17343              12806                21242
   7/06        19486            22164           17757              12885                21736

====================================================================================================================================

1  Lipper Inc.

2  Invesco Aim, Lipper Inc., Bloomberg L.P.

====================================================================================================================================
                                                     [MOUNTAIN CHART]
   8/06        20581            23003           18229              13192                22480
   9/06        20888            23428           18509              13531                22908
  10/06        21771            24896           19192              13972                24215
  11/06        22329            26053           19726              14237                25316
  12/06        22362            25646           19656              14437                25047
   1/07        23163            27805           20526              14655                26849
   2/07        22838            27183           20306              14369                26317
   3/07        22957            26534           20087              14530                25874
   4/07        23049            26529           20111              15173                25983
   5/07        22984            26543           20096              15702                26184
   6/07        22182            24136           19136              15441                24069
   7/07        20805            22252           17945              14963                22454
   8/07        21560            23715           18425              15187                23383
   9/07        22149            24760           18916              15754                24425
  10/07        22310            25037           18928              16005                24927
  11/07        20780            22766           17506              15336                22737
  12/07        19955            21621           16691              15230                21665
   1/08        20677            21400           17419              14316                21390
   2/08        20257            20638           17019              13852                20693
   3/08        20399            21924           17315              13792                21604
   4/08        21433            23209           18109              14463                22857
   5/08        21693            23388           18325              14650                22929
   6/08        20142            20844           16837              13416                21111
   7/08        19737            21568           16775              13304                21646
   8/08        19975            22044           17161              13496                21907
====================================================================================================================================

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS

As of 8/31/08, including maximum             As of 6/30/08, the most recent calendar
applicable sales charges                     quarter-end, including maximum applicable
                                             sales charges
CLASS A SHARES
Inception (5/31/02)                 11.70%   CLASS A SHARES
   5 Years                          11.03    Inception (5/31/02)                 12.20%
   1 Year                          -12.47       5 Years                          12.19
                                                1 Year                          -14.18
CLASS B SHARES
Inception                           11.54%   CLASS B SHARES
   5 Years                          10.99    Inception                           12.06%
   1 Year                          -10.69       5 Years                          12.15
                                                1 Year                          -12.43
CLASS C SHARES
Inception                           11.56%   CLASS C SHARES
   5 Years                          11.16    Inception                           12.06%
   1 Year                           -8.53       5 Years                          12.30
==========================================      1 Year                          -10.47
                                             ==========================================

ON MARCH 12, 2007, THE FUND REORGANIZED      WERE MADE AT THE LOWER OF THE CLOSED-END
FROM A CLOSED-END FUND TO AN OPEN-END        FUND'S NET ASSET VALUE OR MARKET PRICE),
FUND. CLASS A SHARE RETURNS PRIOR TO MARCH   CHANGES IN NET ASSET VALUE AND THE EFFECT
12, 2007, ARE THE HISTORICAL RETURNS OF      OF THE MAXIMUM SALES CHARGE UNLESS
THE CLOSED-END FUND'S COMMON SHARES WHICH    OTHERWISE STATED. INVESTMENT RETURN AND
INCEPTED MAY 31, 2002 AND WHICH HAD NO       PRINCIPAL VALUE WILL FLUCTUATE SO THAT
12B-1 FEE. THE CLASS A SHARE RETURNS PRIOR   YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL
TO MARCH 12, 2007 DO NOT REFLECT THE 0.25%   SHARES.
ANNUAL 12B-1 FEE APPLICABLE TO THE FUNDS'
CLASS A SHARES OR THE ANNUAL OTHER              THE TOTAL ANNUAL FUND OPERATING EXPENSE
EXPENSES OF SUCH CLASS A SHARES WHICH ARE    RATIO SET FORTH IN THE MOST RECENT FUND
ESTIMATED TO BE 0.10% HIGHER THAN THOSE OF   PROSPECTUS AS OF THE DATE OF THIS REPORT
THE CLOSED-END FUND. IF THE 12B-1 FEE AND    FOR CLASS A, CLASS B AND CLASS C SHARES
OTHER EXPENSES OF THE FUND'S CLASS A         WAS 1.31%, 2.06% AND 2.06%, RESPECTIVELY.
SHARES WERE REFLECTED, RETURNS PRIOR TO      THE EXPENSE RATIOS PRESENTED ABOVE MAY
MARCH 12, 2007 MAY BE LOWER THAN THOSE       VARY FROM THE EXPENSE RATIOS PRESENTED IN
SHARES FOR THAT PERIOD.                      OTHER SECTIONS OF THIS REPORT THAT ARE
                                             BASED ON EXPENSES INCURRED DURING THE
   THE INCEPTION DATE FOR THE OPEN-END       PERIOD COVERED BY THIS REPORT.
FUND'S CLASS B AND CLASS C SHARES IS MARCH
9, 2007; RETURNS SINCE THAT DATE ARE            CLASS A SHARE PERFORMANCE REFLECTS THE
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    MAXIMUM 5.50% SALES CHARGE, AND CLASS B
BLENDED RETURNS OF HISTORICAL CLASS B AND    AND CLASS C SHARE PERFORMANCE REFLECTS THE
CLASS C SHARES AND THE HISTORICAL            APPLICABLE CONTINGENT DEFERRED SALES
PERFORMANCE OF THE CLOSED-END FUND'S         CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
COMMON SHARES AT NET ASSET VALUE, RESTATED   CDSC ON CLASS B SHARES DECLINES FROM 5%
TO REFLECT THE 1.00% ANNUAL 12B-1 FEE        BEGINNING AT THE TIME OF PURCHASE TO 0% AT
APPLICABLE TO THE FUND'S CLASS B AND CLASS   THE BEGINNING OF THE SEVENTH YEAR. THE
C SHARES AND THE ANNUAL OTHER EXPENSES OF    CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
SUCH CLASS B AND CLASS C SHARES, WHICH ARE   YEAR AFTER PURCHASE.
ESTIMATED TO BE 0.10% HIGHER THAN THOSE OF
THE CLOSED-END FUND.                            THE PERFORMANCE OF THE FUND'S SHARE
                                             CLASSES WILL DIFFER PRIMARILY DUE TO
   THE PERFORMANCE DATA QUOTED REPRESENT     DIFFERENT SALES CHARGE STRUCTURES AND
PAST PERFORMANCE AND CANNOT GUARANTEE        CLASS EXPENSES
COMPARABLE FUTURE RESULTS; CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE      FUND PERFORMANCE WAS POSITIVELY
VISIT INVESCOAIM. COM FOR THE MOST RECENT    IMPACTED BY A TEMPORARY 2% FEE ON
MONTH-END PERFORMANCE. PERFORMANCE FIGURES   REDEMPTIONS THAT WAS IN EFFECT FROM MARCH
REFLECT REINVESTED DISTRIBUTIONS             12, 2007 TO MARCH 12, 2008. WITHOUT INCOME
(REINVESTED AT NET ASSET VALUE, EXCEPT FOR   FROM THIS TEMPORARY FEE, RETURNS WOULD
PERIODS PRIOR TO MARCH 12, 2007, WHERE       HAVE BEEN LOWER.
REINVESTMENTS
                                                HAD THE ADVISOR NOT WAIVED FEES AND/OR
                                             REIMBURSED EXPENSES IN THE PAST, RETURNS
                                             WOULD HAVE BEEN LOWER.


7   AIM SELECT REAL ESTATE INCOME FUND

AIM SELECT REAL ESTATE INCOME FUND'S INVESTMENT OBJECTIVES ARE HIGH CURRENT INCOME
AND, SECONDARILY, CAPITAL APPRECIATION.

o  Unless otherwise stated, information presented in this report is as of August 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                             lack of strict financial and accounting      security back at a higher price at
                                                controls and standards.                      which the Fund's exposure is unlimited.
o  Effective September 30, 2003, only
   previously established qualified plans    o  Interest rate risk refers to the risk     ABOUT INDEXES USED IN THIS REPORT
   are eligible to purchase Class B shares      that bond prices generally fall as
   of any AIM fund.                             interest rates rise; conversely, bond     o  The S&P 500--REGISTERED TRADEMARK--
                                                prices generally rise as interest rates      INDEX is a market
o  On March 12, 2007, AIM Select Real           fall.                                        capitalization-weighted index covering
   Estate Income Fund was reorganized from                                                   all major areas of the U.S. economy. It
   a Closed-End Fund to an Open-End Fund.    o  A majority of the Fund's assets are          is not the 500 largest companies, but
   Information presented for Class A            likely to be invested in loans and           rather the most widely held 500
   shares prior to the reorganization           securities that are less liquid than         companies chosen with respect to market
   included financial data for the              those traded on national exchanges.          size, liquidity, and their industry.
   Closed-End Fund's Common Shares.
                                             o  Lower rated securities may be             o  The CUSTOM SELECT REAL ESTATE INCOME
PRINCIPAL RISKS OF INVESTING IN THE FUND        susceptible to real or perceived             INDEX is an index created by Invesco
                                                adverse economic and competitive             Aim to benchmark the Fund. The index
o  Since a large percentage of the Fund's       industry conditions.                         consists of the following indexes: 50%
   assets may be invested in securities of                                                   FTSE NAREIT Equity REIT Index and 50%
   a limited number of companies, each       o  There is no guarantee that the               Wachovia Hybrid and Preferred
   investment has a greater effect on the       investment techniques and risk analyses      Securities REIT Index. The FTSE NAREIT
   Fund's overall performance, and any          used by the Fund's portfolio managers        Equity REIT Index is a market-cap
   change in the value of those securities      will produce the desired results.            weighted index of all equity REITs
   could significantly affect the value of                                                   traded on the NYSE, NASDAQ National
   your investment in the Fund.              o  The prices of securities held by the         Market System, and American Stock
                                                Fund may decline in response to market       Exchange. The Wachovia Hybrid and
o  Credit risk is the risk of loss on an        risks.                                       Preferred Securities REIT Index is a
   investment due to the deterioration of                                                    capitalization weighted unmanaged index
   an issuer's financial health. Such a      o  The Fund may invest in mortgage- and         of exchange listed perpetual REIT
   deterioration of financial health may        asset-backed securities. These               preferred stocks and depository shares.
   result in a reduction of the credit          securities are subject to prepayment or
   rating of the issuer's securities and        call risk, which is the risk that         o  The LIPPER REAL ESTATE FUNDS INDEX is
   may lead to the issuer's inability to        payments from the borrower may be            an equally weighted representation of
   honor its contractual obligations,           received earlier or later than expected      the largest funds in the Lipper Real
   including making timely payment of           due to changes in the rate at which the      Estate Funds category. These funds
   interest and principal.                      underlying loans are prepaid.                primarily invest their equity portfolio
                                                                                             in securities of domestic and foreign
o  The Fund could conceivably hold real      o  Non-diversification increases the risk       companies engaged in the real estate
   estate directly if a company defaults        that the value of the Fund's shares may      industry.
   on debt securities. In that event, an        vary more widely, and the Fund may be
   investment in the Fund may have              subject to greater investment and         o  The FTSE NAREIT EQUITY REITS INDEX is a
   additional risks relating to direct          credit risk than if the Fund invested        market-cap weighted index of all equity
   ownership of real estate.                    more broadly.                                REITs traded on the NYSE, NASDAQ
                                                                                             National Market System, and American
o  Prices of equity securities change in     o  Because the Fund concentrates its            Stock Exchange.
   response to many factors including the       assets in the real estate industry, an
   historical and prospective earnings of       investment in the Fund will be closely    o  The Fund is not managed to track the
   the issuer, the value of its assets,         linked to the performance of the real        performance of any particular index,
   general economic conditions, interest        estate markets.                              including the indexes defined here, and
   rates, investor perceptions and market                                                    consequently, the performance of the
   liquidity.                                o  Because the Fund focuses its                 Fund may deviate significantly from the
                                                investments in real estate investment        performance of the indexes.
o  Foreign securities have additional           trusts (REITs), real estate operating
   risks, including exchange rate changes,      companies and other companies related     continued on page 6
   political and economic upheaval, the         to the real estate industry, the value
   relative lack of information,                of shares may rise and fall more than
   relatively low market liquidity, and         the value of shares of a fund that
   the potential                                invests in a broader range of
                                                companies.

                                             o  The Fund may use enhanced investment
                                                techniques such as short sales. Short
                                                sales carry the risk of buying a

=======================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

==========================================
FUND NASDAQ SYMBOLS

Class A Shares                       ASRAX
Class B Shares                       SARBX
Class C Shares                       ASRCX
==========================================


8   AIM SELECT REAL ESTATE INCOME FUND

SCHEDULE OF INVESTMENTS(a)

August 31, 2008





                                                        SHARES          VALUE
--------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS, COMMON STOCKS & OTHER EQUITY
  INTERESTS-58.39%

APARTMENTS-5.42%

BRE Properties, Inc.(b)                                   12,900    $    622,167
--------------------------------------------------------------------------------
Camden Property Trust(b)                                  11,200         546,672
--------------------------------------------------------------------------------
Essex Property Trust, Inc.(b)                             28,300       3,321,005
--------------------------------------------------------------------------------
Mid-America Apartment Communities, Inc.                   48,100       2,412,696
================================================================================
                                                                       6,902,540
================================================================================


DIVERSIFIED-3.61%

Vornado Realty Trust                                      14,400       1,432,224
--------------------------------------------------------------------------------
Washington Real Estate Investment Trust(b)                89,700       3,170,895
================================================================================
                                                                       4,603,119
================================================================================


FREESTANDING-2.22%

National Retail Properties Inc.(b)                       100,000       2,269,000
--------------------------------------------------------------------------------
Realty Income Corp.(b)                                    21,900         562,392
================================================================================
                                                                       2,831,392
================================================================================


HEALTHCARE-11.89%

Health Care REIT, Inc.                                   111,773       5,797,666
--------------------------------------------------------------------------------
Nationwide Health Properties, Inc.                       132,400       4,557,208
--------------------------------------------------------------------------------
Senior Housing Properties Trust                          208,300       4,515,944
--------------------------------------------------------------------------------
Ventas, Inc.                                               5,700         258,894
================================================================================
                                                                      15,129,712
================================================================================


INDUSTRIAL PROPERTIES-3.26%

DCT Industrial Trust Inc.(b)                             160,900       1,200,314
--------------------------------------------------------------------------------
ProLogis(b)                                               68,500       2,949,610
================================================================================
                                                                       4,149,924
================================================================================


INDUSTRIAL/OFFICE MIXED-3.18%

Liberty Property Trust                                   107,100       4,044,096
================================================================================


LODGING-RESORTS-4.30%

DiamondRock Hospitality Co.(b)                           131,400       1,210,194
--------------------------------------------------------------------------------
Host Hotels & Resorts Inc.(b)                            241,500       3,453,450
--------------------------------------------------------------------------------
LaSalle Hotel Properties(b)                               30,900         805,563
================================================================================
                                                                       5,469,207
================================================================================


OFFICE PROPERTIES-8.97%

Alexandria Real Estate Equities, Inc.(b)                   2,900         312,359
--------------------------------------------------------------------------------
Brandywine Realty Trust                                  209,101       3,638,357
--------------------------------------------------------------------------------
Mack-Cali Realty Corp.                                   110,500       4,466,410
--------------------------------------------------------------------------------
SL Green Realty Corp.                                     34,900       3,001,400
================================================================================
                                                                      11,418,526
================================================================================


REGIONAL MALLS-7.96%

CBL & Associates Properties, Inc.                         64,500       1,399,005
--------------------------------------------------------------------------------
General Growth Properties, Inc.(b)                       127,700       3,311,261
--------------------------------------------------------------------------------
Simon Property Group, Inc.                                57,100       5,417,648
================================================================================
                                                                      10,127,914
================================================================================

SELF STORAGE FACILITIES-2.48%

Public Storage-Series A Dep. Shares                      119,000       3,152,310
================================================================================


SHOPPING CENTERS-3.89%

Developers Diversified Realty Corp.(b)                    53,300       1,786,083
--------------------------------------------------------------------------------
Inland Real Estate Corp.(b)                              176,100       2,648,544
--------------------------------------------------------------------------------
Urstadt Biddle Properties-Class A                         30,300         516,009
================================================================================
                                                                       4,950,636
================================================================================


SPECIALTY PROPERTIES-1.21%

Digital Realty Trust, Inc.(b)                             33,700       1,545,819
================================================================================
     Total Real Estate Investment Trusts, Common
       Stocks & Other Equity Interests (Cost
       $74,696,120)                                                   74,325,195
================================================================================



PREFERRED STOCKS-34.20%

APARTMENTS-2.05%

Mid-America Apartment Communities, Inc.-Series H,
  8.30% Pfd.                                             108,500       2,610,510
================================================================================


FREESTANDING-1.73%

National Retail Properties Inc.-Series C, 7.38%
  Pfd.                                                   103,500       2,199,375
================================================================================


HEALTHCARE-2.21%

Health Care REIT, Inc.-Series F, 7.63% Pfd.                9,000         217,710
--------------------------------------------------------------------------------
Omega Healthcare Investors, Inc.-Series D, 8.38%
  Pfd.(b)                                                112,900       2,596,700
================================================================================
                                                                       2,814,410
================================================================================


INDUSTRIAL PROPERTIES-0.04%

ProLogis-Series C, 8.54% Pfd.(c)                             950          50,261
================================================================================


INDUSTRIAL/OFFICE MIXED-4.48%

PS Business Parks, Inc.,
  Series K, 7.95% Pfd.                                     9,800         225,400
--------------------------------------------------------------------------------
  Series L, 7.60% Pfd.                                    19,600         401,800
--------------------------------------------------------------------------------
  Series M, 7.20% Pfd.(b)                                124,100       2,562,665
--------------------------------------------------------------------------------
  Series O, 7.38% Pfd.                                   124,900       2,516,735
================================================================================
                                                                       5,706,600
================================================================================


LODGING-RESORTS-2.75%

Eagle Hospitality Properties Trust Inc.-Series A,
  8.25% Pfd.(c)(d)                                       195,800       1,205,403
--------------------------------------------------------------------------------
Hospitality Properties Trust-Series B, 8.88%
  Pfd.(b)                                                111,900       2,293,950
================================================================================
                                                                       3,499,353
================================================================================


OFFICE PROPERTIES-4.45%

HRPT Properties Trust,
  Series B, 8.75% Pfd.(b)                                115,692       2,679,427
--------------------------------------------------------------------------------
  Series C, 7.13% Pfd.(b)                                 53,900         983,675
--------------------------------------------------------------------------------
Kilroy Realty Corp.-Series F, 7.50% Pfd.                  99,900       2,000,997
================================================================================
                                                                       5,664,099
================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM SELECT REAL ESTATE INCOME FUND

                                                        SHARES          VALUE
--------------------------------------------------------------------------------
REGIONAL MALLS-9.63%

CBL & Associates Properties, Inc.,
  Series C, 7.75% Pfd.                                   194,600    $  4,067,140
--------------------------------------------------------------------------------
  Series D, 7.38% Pfd.                                    97,500       1,911,000
--------------------------------------------------------------------------------
Glimcher Realty Trust,
  Series F, 8.75% Pfd.(b)                                 70,600         981,340
--------------------------------------------------------------------------------
  Series G, 8.13% Pfd.(b)                                134,100       1,783,530
--------------------------------------------------------------------------------
Realty Income Corp.-Series E, 6.75% Pfd.                 114,100       2,408,651
--------------------------------------------------------------------------------
Taubman Centers, Inc.-Series G, 8.00% Pfd.                49,900       1,103,788
================================================================================
                                                                      12,255,449
================================================================================


SELF STORAGE FACILITIES-3.63%

Public Storage,
  Series I, 7.25% Pfd.(b)                                 90,400       2,127,112
--------------------------------------------------------------------------------
  Series L, 6.75% Pfd.                                    30,300         643,572
--------------------------------------------------------------------------------
  Series M, 6.63% Pfd.(b)                                 88,800       1,844,376
================================================================================
                                                                       4,615,060
================================================================================


SHOPPING CENTERS-0.87%

Cedar Shopping Centers Inc.-Series A, 8.88%
  Pfd.(b)                                                 47,300       1,113,915
================================================================================


SPECIALTY PROPERTIES-2.36%

Digital Realty Trust, Inc.,
  Series A, 8.50% Pfd.                                    29,200         693,792
--------------------------------------------------------------------------------
  Series B, 7.88% Pfd.                                    50,800       1,123,188
--------------------------------------------------------------------------------
Entertainment Properties Trust-Series B, 7.75%
  Pfd.                                                    58,800       1,183,644
================================================================================
                                                                       3,000,624
================================================================================
     Total Preferred Stocks (Cost $53,381,752)                        43,529,656
================================================================================


                                                      PRINCIPAL
                                                        AMOUNT

ASSET-BACKED SECURITIES-
  MORTGAGE BACKED SECURITIES-4.16%

Credit Suisse First Boston Mortgage Securities
  Corp.-Series 2003-C3, Class G, Pass Through
  Ctfs., 4.62%, 05/15/38(c)(d)                       $    25,000          17,319
--------------------------------------------------------------------------------
Greenwich Capital Commercial Funding Corp.-Series
  2005-GG3, Class AJ, Pass Through Ctfs., 4.86%,
  08/10/42(c)                                            400,000         333,254
--------------------------------------------------------------------------------
JP Morgan Chase Commercial Mortgage Securities
  Corp.,
  Series 2005-CB13, Class AJ, Pass Through Ctfs.,
  5.54%, 01/12/43(c)                                   2,200,000       1,848,906
--------------------------------------------------------------------------------
  Series 2005-LDP5, Class AJ, Pass Through Ctfs.,
  5.47%, 12/15/44(c)                                   2,000,000       1,678,037
--------------------------------------------------------------------------------
Merrill Lynch Mortgage Trust,
  Series 2004-MKB1, Class B, Pass Through Ctfs.,
  5.28%, 02/12/42(c)                                      25,000          23,971
--------------------------------------------------------------------------------
  Series 2005-CIP1, Class AJ, Pass Through Ctfs.,
  5.14%, 07/12/38(c)                                   1,450,000       1,207,458
--------------------------------------------------------------------------------
Morgan Stanley Capital I-Series 2006-IQ11, Class
  B, Pass Through Ctfs., 5.95%, 10/15/42(c)              270,000         186,270
================================================================================
     Total Asset-Backed Securities (Cost
       $5,774,993)                                                     5,295,215
================================================================================



BONDS & NOTES-HEALTHCARE-0.50%

Nationwide Health Properties, Inc., Unsec. Notes,
  6.25%, 02/01/13 (Cost $638,584)(c)                     650,000         643,617
================================================================================


                                                        SHARES

MONEY MARKET FUNDS-1.67%

Liquid Assets Portfolio-Institutional Class(e)         1,062,073       1,062,073
--------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(e)               1,062,073       1,062,073
================================================================================
     Total Money Market Funds (Cost $2,124,146)                        2,124,146
================================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-98.92% (Cost $136,615,595)                                   125,917,829
================================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN


MONEY MARKET FUNDS-14.04%

Liquid Assets Portfolio-Institutional Class (Cost
  $17,865,222)(e)(f)                                  17,865,222      17,865,222
================================================================================
TOTAL INVESTMENTS-112.96% (Cost $154,480,817)                        143,783,051
================================================================================
OTHER ASSETS LESS LIABILITIES-(12.96)%                               (16,499,089)
================================================================================
NET ASSETS-100.00%                                                  $127,283,962
________________________________________________________________________________
================================================================================



Investment Abbreviations:

Ctfs.   - Certificates
Dep.    - Depositary
Pfd.    - Preferred
REIT    - Real Estate Investment Trust
Unsec.  - Unsecured


Notes to Schedule of Investments:

(a) Property type classifications used in this report are generally according to FSTE National Association of Real Estate Investment Trusts ("NAREIT") U.S. Equity REITs Index, which is exclusively owned by NAREIT.
(b)   All or a portion of this security was out on loan at August 31, 2008.
(c) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at August 31, 2008 was $7,194,496, which represented 5.65% of the Fund's Net Assets. See Note 1A.
(d) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2008 was $1,222,722, which represented 0.96% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.
(f) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1J.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM SELECT REAL ESTATE INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2008




ASSETS:

Investments, at value (Cost
  $134,491,449)*                          $123,793,683
------------------------------------------------------
Investments in affiliated money market
  funds (Cost $19,989,368)                  19,989,368
======================================================
     Total investments (Cost
       $154,480,817)                       143,783,051
======================================================
Cash                                            20,281
------------------------------------------------------
Receivables for:
  Investments sold                           1,315,282
------------------------------------------------------
  Fund shares sold                             214,639
------------------------------------------------------
  Dividends and Interest                       328,502
------------------------------------------------------
  Principal paydowns                               123
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             26,330
------------------------------------------------------
Other assets                                    30,148
======================================================
     Total assets                          145,718,356
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Investments purchased                         93,654
------------------------------------------------------
  Fund shares reacquired                       227,522
------------------------------------------------------
  Collateral upon return of securities
     loaned                                 17,865,222
------------------------------------------------------
  Accrued fees to affiliates                    78,050
------------------------------------------------------
  Accrued other operating expenses              87,785
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              82,161
======================================================
     Total liabilities                      18,434,394
======================================================
Net assets applicable to shares
  outstanding                             $127,283,962
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $146,072,041
------------------------------------------------------
Undistributed net investment income            497,244
------------------------------------------------------
Undistributed net realized gain (loss)      (8,587,557)
------------------------------------------------------
Unrealized appreciation (depreciation)     (10,697,766)
======================================================
                                          $127,283,962
______________________________________________________
======================================================



NET ASSETS:

Class A                                   $111,529,112
______________________________________________________
======================================================
Class B                                   $  1,126,365
______________________________________________________
======================================================
Class C                                   $  1,932,238
______________________________________________________
======================================================
Institutional Class                       $ 12,696,247
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                     13,302,942
______________________________________________________
======================================================
Class B                                        134,503
______________________________________________________
======================================================
Class C                                        230,633
______________________________________________________
======================================================
Institutional Class                          1,513,932
______________________________________________________
======================================================
Class A:
  Net asset value per share               $       8.38
------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $8.38 divided
     by 94.50%)                           $       8.87
______________________________________________________
======================================================
Class B:
  Net asset value and offering price
     per share                            $       8.37
______________________________________________________
======================================================
Class C:
  Net asset value and offering price
     per share                            $       8.38
______________________________________________________
======================================================
Institutional Class:
  Net asset value and offering price
     per share                            $       8.39
______________________________________________________
======================================================




* At August 31, 2008, securities with an aggregate value of $17,420,895 were on loan to brokers.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM SELECT REAL ESTATE INCOME FUND

STATEMENT OF OPERATIONS

For the year ended August 31, 2008




INVESTMENT INCOME:

Dividends                                                                           $  7,478,291
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $109,086)                                                                           336,481
------------------------------------------------------------------------------------------------
Interest                                                                                 175,121
================================================================================================
     Total investment income                                                           7,989,893
================================================================================================


EXPENSES:

Advisory fees                                                                          1,145,465
------------------------------------------------------------------------------------------------
Administrative services fees                                                              50,000
------------------------------------------------------------------------------------------------
Custodian fees                                                                            20,282
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                368,465
------------------------------------------------------------------------------------------------
  Class B                                                                                  5,561
------------------------------------------------------------------------------------------------
  Class C                                                                                  9,368
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B and C                                                        312,091
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                       1,100
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 20,843
------------------------------------------------------------------------------------------------
Other                                                                                     83,440
================================================================================================
     Total expenses                                                                    2,016,615
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (19,030)
================================================================================================
     Net expenses                                                                      1,997,585
================================================================================================
Net investment income                                                                  5,992,308
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from investment securities                                   (2,427,114)
================================================================================================
Change in net unrealized appreciation (depreciation) of investment securities        (19,290,644)
================================================================================================
Net realized and unrealized gain (loss)                                              (21,717,758)
================================================================================================
Net increase (decrease) in net assets resulting from operations                     $(15,725,450)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM SELECT REAL ESTATE INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the year ended August 31, 2008, period January 1, 2007 through August 31, 2007 and the year ended December 31, 2006



                                                                   AUGUST 31,       AUGUST 31,      DECEMBER 31,
                                                                      2008             2007             2006
----------------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                           $  5,992,308    $  10,641,298    $  33,968,164
----------------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                          (2,427,114)     110,632,400      152,080,846
----------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)             (19,290,644)    (133,061,751)         458,986
----------------------------------------------------------------------------------------------------------------
  Distributions to auction rate preferred shareholders of
     Closed-End Fund from net investment income                             --               --       (8,030,811)
================================================================================================================
     Net increase (decrease) in net assets resulting from
       operations                                                  (15,725,450)     (11,788,053)     178,477,185
================================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                           (8,565,347)      (9,120,720)     (35,249,369)
----------------------------------------------------------------------------------------------------------------
  Class B                                                              (19,825)            (961)              --
----------------------------------------------------------------------------------------------------------------
  Class C                                                              (32,369)            (588)              --
----------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 (166,047)            (172)              --
================================================================================================================
     Total distributions from net investment income                 (8,783,588)      (9,122,441)     (35,249,369)
================================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                          (76,417,808)      (3,664,438)    (150,180,311)
----------------------------------------------------------------------------------------------------------------
  Class B                                                              (83,959)              --               --
----------------------------------------------------------------------------------------------------------------
  Class C                                                             (140,190)              --               --
----------------------------------------------------------------------------------------------------------------
  Institutional Class                                                   (3,700)              --               --
================================================================================================================
     Total distributions from net realized gains                   (76,645,657)      (3,664,438)    (150,180,311)
================================================================================================================
Share transactions-net:
  Class A                                                          (13,067,864)    (429,827,090)     (13,033,473)
----------------------------------------------------------------------------------------------------------------
  Class B                                                            1,152,702          168,134               --
----------------------------------------------------------------------------------------------------------------
  Class C                                                            1,875,071          357,312               --
----------------------------------------------------------------------------------------------------------------
  Institutional Class                                               13,951,263           10,428               --
================================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                  3,911,172     (429,291,216)     (13,033,473)
================================================================================================================
     Net increase (decrease) in net assets                         (97,243,523)    (453,866,148)     (19,985,968)
================================================================================================================


NET ASSETS:

  Beginning of year                                                224,527,485      678,393,633      698,379,601
================================================================================================================
  End of year (including undistributed net investment income of
     $497,244, $1,704,336 and $(70,787) respectively)             $127,283,962    $ 224,527,485    $ 678,393,633
________________________________________________________________________________________________________________
================================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM SELECT REAL ESTATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Select Real Estate Income Fund (the "Fund") is a series portfolio of AIM Counselor Series Trust (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest.

  Prior to March 12, 2007, the Fund operated as AIM Select Real Estate Income Fund (the "Closed-End Fund"). The Closed-End Fund was reorganized as an open-end fund at which time the Fund became a new series portfolio of the Trust. The Closed-End Fund was reorganized as an open-end fund on March 12, 2007 (the "Reorganization Date") through the transfer of all its assets and liabilities to the Fund (the "Reorganization"). Prior to the Reorganization, the Closed-End Fund redeemed Preferred Shares in their entirety. As part of the Reorganization, the Closed-End Fund was restructured from a sole series of AIM Select Real Estate Income Fund to a new series portfolio of the Trust. Upon the closing of the Reorganization, holders of the Closed-End Fund Common Shares received Class A shares of the Fund. Information for the Common Shares of the Closed-End Fund, prior to the Reorganization is included with Class A shares throughout this report.

  The Fund currently offers four different classes of shares: Class A, Class B, Class C and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objectives are high current income and secondarily, capital appreciation.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.


14        AIM SELECT REAL ESTATE INCOME FUND

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.


15        AIM SELECT REAL ESTATE INCOME FUND

I. RISKS INVOLVED IN INVESTING IN THE FUND -- The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

        The Fund concentrates its assets in the real estate industry, an investment in the fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

J. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

K. TEMPORARY REDEMPTION FEES -- The Fund had a 2% redemption fee which expired in March 2008, that was retained by the Fund when Class A shares issued in connection with the Reorganization of the Closed-End Fund were redeemed within 12 months following the Reorganization Date. The redemption fee was recorded as an increase in shareholder capital and was allocated among the share classes based on the relative net assets of each class.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Next $250 million                                             0.74%
-------------------------------------------------------------------
Next $500 million                                             0.73%
-------------------------------------------------------------------
Next $1.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.71%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.69%
-------------------------------------------------------------------
Over $10 billion                                              0.68%
___________________________________________________________________
===================================================================




  Under the terms of a new master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Previously, under the terms of a master sub-advisory agreement between the Advisor and Invesco Institutional (N.A.), Inc., the Advisor paid Invesco Institutional (N.A.), Inc. 40% of the amount paid by the Fund to the Advisor, net of any fee waivers and expense reimbursements. This agreement terminated on May 1, 2008.

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended August 31, 2008, the Advisor waived advisory fees of $7,037.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended August 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $878.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain

16        AIM SELECT REAL ESTATE INCOME FUND
limitations approved by the Trust's Board of Trustees. For the year ended August 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended August 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2008, IADI advised the Fund that IADI retained $24,610 in front-end sales commissions from the sale of Class A shares and $0, $156 and $637 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended August 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $11,115.

NOTE 4--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended August 31, 2008, the Fund paid legal fees of $2,822 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the year ended August 31, 2008, eight months ended August 31, 2007 and the year ended December 31, 2006 was as follows:

                                                                        2008            2007            2006
----------------------------------------------------------------------------------------------------------------
Ordinary income                                                     $10,440,892     $ 9,122,441     $ 42,317,025(a)
----------------------------------------------------------------------------------------------------------------
Long-term capital gain                                               74,988,353       3,664,438      151,143,466(b)
================================================================================================================
Total distributions                                                 $85,429,245     $12,786,879     $193,460,491
________________________________________________________________________________________________________________
================================================================================================================




(a) Includes Preferred Shares ordinary income distributions of $1,756,638 for the year ended December 31, 2006.
(b) Includes Preferred Shares long-term capital gain distributions of $6,274,173 for the year ended December 31, 2006.


17        AIM SELECT REAL ESTATE INCOME FUND

TAX COMPONENTS OF NET ASSETS:

As of August 31, 2008, the components of net assets on a tax basis were as follows:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $    578,907
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (12,757,237)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (81,663)
------------------------------------------------------------------------------------------------
Post-October capital loss deferral                                                    (6,528,086)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        146,072,041
================================================================================================
Total net assets                                                                    $127,283,962
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  The Fund does not have a capital loss carryforward at period-end.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2008 was $109,722,960 and $176,901,515, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $  6,908,417
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (19,665,654)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(12,757,237)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $156,540,288.


NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of expenses related to the plan of reorganization and distributions to shareholders on August 31, 2008, undistributed net investment income was increased by $1,584,188, undistributed net realized gain (loss) was decreased by $1,751,318 and shares of beneficial interest increased by $167,130. This reclassification had no effect on the net assets of the Fund.


18        AIM SELECT REAL ESTATE INCOME FUND

NOTE 9--SHARE INFORMATION


                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                     YEAR ENDED                   EIGHT MONTHS ENDED                  YEAR ENDED
                                 AUGUST 31, 2008(a)               AUGUST 31, 2007(b)              DECEMBER 31, 2006
                            ---------------------------     -----------------------------     -------------------------
                              SHARES          AMOUNT           SHARES           AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                    1,839,980     $ 16,558,591         141,022     $   2,382,123           --     $         --
-----------------------------------------------------------------------------------------------------------------------
  Class B(c)                   159,313        1,442,997          10,418           174,122           --               --
-----------------------------------------------------------------------------------------------------------------------
  Class C(c)                   246,055        2,240,917          22,500           365,894           --               --
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)     1,546,029       14,211,127             581            10,017           --               --
=======================================================================================================================
Issued as reinvestment of
  dividends:
  Class A                    4,159,275       37,122,833         212,635         3,618,000           --               --
-----------------------------------------------------------------------------------------------------------------------
  Class B(c)                    11,708          103,040              55               926           --               --
-----------------------------------------------------------------------------------------------------------------------
  Class C(c)                    16,374          144,890              35               588           --               --
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)        19,351          169,747              10               172           --               --
=======================================================================================================================
Automatic conversion of
  Class B shares to Class
  A shares:
  Class A                        6,502           54,878               1                22           --               --
-----------------------------------------------------------------------------------------------------------------------
  Class B                       (6,516)         (54,878)             (1)              (22)          --               --
=======================================================================================================================
Reacquired:(d)
  Class A                   (6,467,883)     (66,804,166)    (25,696,786)     (435,827,235)    (827,300)(e)  (13,033,473)(e)
-----------------------------------------------------------------------------------------------------------------------
  Class B(c)                   (40,000)        (338,457)           (474)           (6,892)          --               --
-----------------------------------------------------------------------------------------------------------------------
  Class C(c)                   (53,711)        (510,736)           (620)           (9,170)          --               --
-----------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)       (52,039)        (429,611)             --               239           --               --
=======================================================================================================================
                             1,384,438     $  3,911,172     (25,310,624)    $(429,291,216)    (827,300)(e) $(13,033,473)(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 22% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
       In addition, 10% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco Aim.
(b) Upon the Reorganization as an open-end fund on March 12, 2007, holders of the Closed-End Fund Common Shares received 39,108,196 Class A shares of the Fund with an aggregate net assets value of $680,052,002 in connection with such reorganization, which was equal to the number of Closed-End Fund Common Shares they owned and the aggregate net assets value prior to the Reorganization. The net asset value of the Fund's Class A shares received in connection with the Reorganization immediately after the Reorganization was the same as the net asset value of Closed-End Fund Common Shares immediately prior to the Reorganization.
(c)   Class B, Class C and Institutional Class shares commenced on March 9,
      2007.
(d) Net of redemption fees of $784,026 and $8,762,412 which were allocated among the classes based on relative net assets of each class for the year ended August 31, 2008 and the eight months ended August 31, 2007, respectively.
(e)   Closed-End Fund repurchased and retired Common Shares.


19        AIM SELECT REAL ESTATE INCOME FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated. Information presented prior to March 12, 2007 includes financial data for the common shares of the Closed-End Fund.

                                                                       CLASS A*
                            ---------------------------------------------------------------------------------------------
                            YEAR ENDED         EIGHT MONTHS ENDED                   YEAR ENDED DECEMBER 31,
                            AUGUST 31,             AUGUST 31,         ---------------------------------------------------
                               2008                   2007               2006          2005          2004          2003
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period        $  16.27               $  17.35           $  17.49      $  20.02      $  17.83      $  12.83
-------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income          0.42(a)                0.44(a)            0.86          0.90          0.85          0.95(b)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on
     securities (both
     realized and
     unrealized)                (1.54)                 (1.54)              3.88         (0.36)         3.16          5.33
-------------------------------------------------------------------------------------------------------------------------
Less distributions to
  auction rate preferred
  shareholders of Closed-
  End Fund from net
  investment income(c)            N/A                    N/A              (0.20)        (0.17)        (0.08)        (0.06)
=========================================================================================================================
     Total from
       investment
       operations               (1.12)                 (1.10)              4.54          0.37          3.93          6.22
=========================================================================================================================
Less offering costs
  charged to paid-in-
  capital:
  Offering costs on
     common shares of
     Closed-End Fund              N/A                     --                 --            --            --            --
-------------------------------------------------------------------------------------------------------------------------
  Offering costs on
     auction rate
     preferred shares of
     Closed-End Fund              N/A                     --                 --            --            --         (0.00)
-------------------------------------------------------------------------------------------------------------------------
  Dilutive effect of
     common share
     offering of Closed-
     End Fund                     N/A                     --                 --            --            --         (0.00)
=========================================================================================================================
     Total offering costs
       charged to paid-in
       capital of Closed-
       End Fund                   N/A                     --                 --            --            --         (0.00)
=========================================================================================================================
Less distributions:
  Dividends from net
     investment income          (0.65)                 (0.38)             (0.89)        (1.24)        (1.24)        (0.79)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net
     realized gains             (6.18)                 (0.09)             (3.84)        (1.66)        (0.50)           --
-------------------------------------------------------------------------------------------------------------------------
  Return of capital                --                     --                 --            --            --         (0.43)
=========================================================================================================================
     Total distributions        (6.83)                 (0.47)             (4.73)        (2.90)        (1.74)        (1.22)
=========================================================================================================================
Increase from common
  shares of Closed-End
  Fund repurchased                N/A                     --               0.05            --            --            --
-------------------------------------------------------------------------------------------------------------------------
Redemption fees added to
  shares of beneficial
  interest                       0.06                   0.49                N/A           N/A           N/A           N/A
=========================================================================================================================
Net asset value, end of
  period                     $   8.38               $  16.27           $  17.35      $  17.49      $  20.02      $  17.83
=========================================================================================================================
Market value per common
  share of Closed-End
  Fund at period end         $    N/A               $    N/A           $  16.67      $  14.98      $  17.50      $  16.59
=========================================================================================================================
Total return at net asset
  value                         (7.47)%(d)(e)          (3.59)%(d)(e)      29.15%(f)      4.44%(f)     24.43%(f)     51.41%(f)
=========================================================================================================================
Market value return(f)            N/A                    N/A              44.88%         2.33%        16.89%        46.95%
_________________________________________________________________________________________________________________________
=========================================================================================================================

Ratios/supplemental data:
Net assets, end of period
  (000s omitted)             $111,529               $224,000           $678,394      $698,380      $799,358      $712,069
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to
  average net assets:
  With fee waivers and/or
     expense
     reimbursements              1.32%(g)               1.08%(h)           0.96%(i)      0.95%(i)      0.93%(i)      1.00%(b)(i)
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers
     and/or expense
     reimbursements              1.33%(g)               1.23%(h)           1.33%(i)      1.33%(i)      1.32%(i)      1.41%(b)(i)
=========================================================================================================================
Ratio of net investment
  income to average net
  assets                         3.91%(g)               3.82%(h)           4.59%(i)      4.70%(i)      4.64%(i)      6.46%(b)(i)
=========================================================================================================================
Ratio of distributions to
  auction rate preferred
  shareholders of Closed-
  End Fund to average net
  assets attributable to
  common shares of
  Closed-End Fund                 N/A                    N/A               1.30%(h)      0.86%         0.42%         0.43%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover
  rate(j)                          73%                    24%                23%           17%           19%           37%
=========================================================================================================================
Auction rate preferred
  shares of Closed-End
  Fund:
  Liquidation value, end
     of period (000s
     omitted)                     N/A                    N/A                 --      $205,000      $205,000      $205,000
_________________________________________________________________________________________________________________________
=========================================================================================================================
  Total shares
     outstanding                  N/A                    N/A                 --         8,200         8,200         8,200
=========================================================================================================================
  Asset coverage per
     share                        N/A                    N/A                 --      $110,168      $122,483      $111,838
=========================================================================================================================
  Liquidation and market
     value per share              N/A                    N/A                 --      $ 25,000      $ 25,000      $ 25,000
_________________________________________________________________________________________________________________________
=========================================================================================================================



* Prior to March 12, 2007 the Fund operated as a Closed-End Fund. On such date, holders of common shares of Closed-End Fund received Class A shares of the Fund equal to the number of Closed-End Fund common shares they owned prior to the Reorganization.
(a)  Calculated using average shares outstanding.


20        AIM SELECT REAL ESTATE INCOME FUND

(b) As a result of changes in accounting principles generally accepted in the United States of America, the Closed-End Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest expense as a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was to increase the net investment income ratio by 0.67%, decrease the expense ratio by 0.67% and increase net investment income per share by $0.10 for the year ended December 31, 2003.
(c)  Based on average number of common shares outstanding of Closed-End Fund.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(e) Includes the impact of the temporary 2% redemption fee which was effective March 12, 2007 through March 11, 2008.
(f) Net asset value return includes adjustments in accordance with accounting principles generally accepted in the United States of America and measures the changes in common shares' value of Closed-End over the period indicated, taking into account dividends as reinvested. Market value return is computed based upon the New York Stock Exchange market price of the Closed-End Fund's common shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Closed-End Fund's dividend reinvestment plan.
(g)  Ratios are based on average daily net assets (000's omitted) of $147,386.
(h)  Annualized.
(i) Ratios do not reflect the effect of dividend payments to auction rate preferred shareholders; income ratios reflect income earned on investments made with assets attributable to auction rate preferred shares of Closed-End Fund.
(j) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.


21        AIM SELECT REAL ESTATE INCOME FUND

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                              CLASS B                        CLASS C                  INSTITUTIONAL CLASS
                                    --------------------------     --------------------------     --------------------------
                                                 MARCH 9, 2007                  MARCH 9, 2007                  MARCH 9, 2007
                                                 (COMMENCEMENT                  (COMMENCEMENT                  (COMMENCEMENT
                                    YEAR ENDED      DATE) TO       YEAR ENDED      DATE) TO       YEAR ENDED      DATE) TO
                                    AUGUST 31,     AUGUST 31,      AUGUST 31,     AUGUST 31,      AUGUST 31,     AUGUST 31,
                                       2008           2007            2008           2007            2008           2007
-------------------------------     --------------------------     --------------------------     --------------------------
Net asset value, beginning of
  period                              $16.23         $17.34          $16.23         $17.34          $ 16.27        $17.34
-------------------------------     --------------------------     --------------------------     --------------------------
Income from investment
  operations:
  Net investment income(a)              0.28           0.22            0.29           0.22             0.37          0.32
-------------------------------     --------------------------     --------------------------     --------------------------
  Net gains (losses) on
     securities (both realized
     and unrealized)                   (1.45)         (1.56)          (1.45)         (1.56)           (1.41)        (1.57)
-------------------------------     --------------------------     --------------------------     --------------------------
     Total from investment
       operations                      (1.17)         (1.34)          (1.16)         (1.34)           (1.04)        (1.25)
-------------------------------     --------------------------     --------------------------     --------------------------
Less distributions:
  Dividends from net investment
     income                            (0.56)         (0.24)          (0.56)         (0.24)           (0.70)        (0.30)
-------------------------------     --------------------------     --------------------------     --------------------------
  Distributions from net
     realized gains                    (6.18)            --           (6.18)            --            (6.18)           --
-------------------------------     --------------------------     --------------------------     --------------------------
     Total distributions               (6.74)         (0.24)          (6.74)         (0.24)           (6.88)        (0.30)
-------------------------------     --------------------------     --------------------------     --------------------------
Redemption fees added to shares
  of beneficial interest                0.05           0.47            0.05           0.47             0.04          0.48
===============================     ==========================     ==========================     ==========================
Net asset value, end of period        $ 8.37         $16.23          $ 8.38         $16.23          $  8.39        $16.27
===============================     ==========================     ==========================     ==========================
Total return(b)(c)                     (8.01)%        (5.10)%         (7.90)%        (5.10)%          (6.91)%       (4.53)%
===============================     ==========================     ==========================     ==========================

Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                            $1,126         $  162          $1,932         $  356          $12,696        $   10
===============================     ==========================     ==========================     ==========================
Ratio of expenses to average
  net assets:
  With fee waivers and/or
     expense reimbursements             2.07%(d)       2.04%(e)        2.07%(d)       2.04%(e)         0.88%(d)      0.89%(e)
-------------------------------     --------------------------     --------------------------     --------------------------
  Without fee waivers and/or
     expense reimbursements             2.08%(d)       2.04%(e)        2.08%(d)       2.04%(e)         0.89%(d)      0.89%(e)
===============================     ==========================     ==========================     ==========================
Ratio of net investment income
  to average net assets                 3.16%(d)       2.86%(e)        3.16%(d)       2.86%(e)         4.35%(d)      4.01%(e)
===============================     ==========================     ==========================     ==========================
Portfolio turnover rate(f)                73%            24%             73%            24%              73%           24%
===============================     ==========================     ==========================     ==========================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Includes the impact of the temporary 2% redemption fee which was effective March 12, 2007 through March 11, 2008.
(d) Ratios are based on average daily net assets (000's omitted) of $556, $937 and $3,850 for Class B, Class C and Institutional Class, respectively.
(e)  Annualized.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.


NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek

22        AIM SELECT REAL ESTATE INCOME FUND
remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.


23        AIM SELECT REAL ESTATE INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees and Shareholders of AIM Select Real Estate Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Select Real Estate Income Fund (one of the funds constituting AIM Counselor Series Trust, hereafter referred to as the "Fund") at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods then indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 20, 2008
Houston, Texas




24        AIM SELECT REAL ESTATE INCOME FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2008, through August 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (03/01/08)   (08/31/08)(1)   PERIOD(2)     (08/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $986.00        $ 7.14      $1,017.95       $ 7.25       1.43%
---------------------------------------------------------------------------------------------------
        B            1,000.00        982.10         10.86       1,014.18        11.04       2.18
---------------------------------------------------------------------------------------------------
        C            1,000.00        982.20         10.86       1,014.18        11.04       2.18
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period March 1, 2008, through August 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


25        AIM SELECT REAL ESTATE INCOME FUND

Supplement to Annual Report dated 8/31/08

AIM SELECT REAL ESTATE INCOME FUND
                                             ==========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                    The total annual Fund operating expense
The following information has been           For periods ended 8/31/08                    ratio set forth in the most recent Fund
prepared to provide Institutional Class      Inception                           12.74%   prospectus as of the date of this
shareholders with a performance overview      5 Years                            12.33    supplement for Institutional Class shares
specific to their holdings. Institutional     1 Year                             -7.13    was 0.91%. The expense ratios presented
Class shares are offered exclusively to      ==========================================   above may vary from the expense ratios
institutional investors, including defined                                                presented in other sections of the actual
contribution plans that meet certain         ==========================================   report that are based on expenses incurred
criteria.                                    AVERAGE ANNUAL TOTAL RETURNS                 during the period covered by the report.
                                             For periods ended 6/30/08, most recent
                                             calendar quarter-end                            Fund performance was positively
                                             Inception                           13.27%   impacted by a temporary 2% fee on
                                              5 Years                            13.52    redemptions that was in effect from March
                                              1 Year                             -8.88    12, 2007 to March 12, 2008. Without income
                                             ==========================================   from this temporary fee, returns would
                                                                                          have been lower.
                                             On March 12, 2007, the Fund reorganized
                                             from a closed-end Fund to an open-end           Had the advisor not waived fees and/ or
                                             Fund. The inception date for the open-end    reimbursed expenses in the past,
                                             Fund's Institutional Class shares is March   performance would have been lower.
                                             9, 2007; returns since that date are
                                             historical returns. All other returns are       Please note that past performance is
                                             blended returns of the historical            not indicative of future results. More
                                             performance of Institutional Class shares    recent returns may be more or less than
                                             and the historical performance of the        those shown. All returns assume
                                             Closed-End Fund's Common Shares at net       reinvestment of distributions at NAV.
                                             asset value (NAV), restated to reflect the   Investment return and principal value will
                                             annual other expenses of the Institutional   fluctuate so your shares, when redeemed,
                                             Class shares, which are estimated to be      may be worth more or less than their
                                             0.04% higher than those of the Closed-End    original cost. See full report for
                                             Fund. The Closed-End Fund's Common Shares    information on comparative benchmarks.
                                             inception date is May 31, 2002.              Please consult your Fund prospectus for
                                                                                          more information. For the most current
                                                Institutional Class shares have no        month-end performance, please call 800 451
                                             sales charge; therefore, performance is at   4246 or visit invescoaim.com.
                                             NAV. Performance of Institutional Class
                                             shares will differ from performance of
                                             other share classes primarily due to
                                             differing sales charges and class
                                             expenses.

==========================================
NASDAQ SYMBOL                       ASRIX
==========================================

Over for information on your Fund's
expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced                    [INVESCO AIM LOGO]
or shown to the public, nor used in written form as sales literature for public use.                       - SERVICE MARK -

invescoaim.com   SRE-INS-1   Invesco Aim Distributors, Inc.

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2008, through August 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (03/01/08)   (08/31/08)(1)   PERIOD(2)     (08/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $987.10        $4.85       $1,020.26       $4.93        0.97%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period March 1, 2008, through August 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM SELECT REAL ESTATE INCOME FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     their assigned funds. During the contract    ated the information provided differently
Counselor Series Trust is required under     renewal process, the Trustees receive        from one another and attributed different
the Investment Company Act of 1940 to        comparative performance and fee data         weight to the various factors. The
approve annually the renewal of the AIM      regarding the AIM Funds prepared by an       Trustees recognized that the advisory
Select Real Estate Income Fund (the Fund)    independent company, Lipper, Inc.            arrangements and resulting advisory fees
investment advisory agreement with Invesco   (Lipper), under the direction and            for the Fund and the other AIM Funds are
Aim Advisors, Inc. (Invesco Aim). During     supervision of the independent Senior        the result of years of review and
contract renewal meetings held on June       Officer who also prepares a separate         negotiation between the Trustees and
18-19, 2008, the Board as a whole and the    analysis of this information for the         Invesco Aim, that the Trustees may focus
disinterested or "independent" Trustees,     Trustees. Each Sub-Committee then makes      to a greater extent on certain aspects of
voting separately, approved the              recommendations to the Investments           these arrangements in some years than in
continuance of the Fund's investment         Committee regarding the performance, fees    others, and that the Trustees'
advisory agreement for another year,         and expenses of their assigned funds. The    deliberations and conclusions in a
effective July 1, 2008. In doing so, the     Investments Committee considers each         particular year may be based in part on
Board determined that the Fund's             Sub-Committee's recommendations and makes    their deliberations and conclusions of
investment advisory agreement is in the      its own recommendations regarding the        these same arrangements throughout the
best interests of the Fund and its           performance, fees and expenses of the AIM    year and in prior years.
shareholders and that the compensation to    Funds to the full Board. The Investments
Invesco Aim under the Fund's investment      Committee also considers each                FACTORS AND CONCLUSIONS AND SUMMARY OF
advisory agreement is fair and reasonable.   Sub-Committee's recommendations in making    INDEPENDENT WRITTEN FEE EVALUATION
                                             its annual recommendation to the Board
   The independent Trustees met separately   whether to approve the continuance of each   The discussion below serves as a summary
during their evaluation of the Fund's        AIM Fund's investment advisory agreement     of the Senior Officer's independent
investment advisory agreement with           and sub-advisory agreements for another      written evaluation with respect to the
independent legal counsel from whom they     year.                                        Fund's investment advisory agreement as
received independent legal advice, and the                                                well as a discussion of the material
independent Trustees also received              The independent Trustees are assisted     factors and related conclusions that
assistance during their deliberations from   in their annual evaluation of the Fund's     formed the basis for the Board's approval
the independent Senior Officer, a            investment advisory agreement by the         of the Fund's investment advisory
full-time officer of the AIM Funds who       independent Senior Officer. One              agreement and sub-advisory agreements.
reports directly to the independent          responsibility of the Senior Officer is to   Unless otherwise stated, information set
Trustees.                                    manage the process by which the AIM Funds'   forth below is as of June 19, 2008 and
                                             proposed management fees are negotiated      does not reflect any changes that may have
THE BOARD'S FUND EVALUATION PROCESS          during the annual contract renewal process   occurred since that date, including but
                                             to ensure that they are negotiated in a      not limited to changes to the Fund's
The Board's Investments Committee has        manner that is at arms' length and           performance, advisory fees, expense
established three Sub-Committees that are    reasonable. Accordingly, the Senior          limitations and/or fee waivers.
responsible for overseeing the management    Officer must either supervise a
of a number of the series portfolios of      competitive bidding process or prepare an    I  Investment Advisory Agreement
the AIM Funds. This Sub-Committee structure  independent written evaluation. The Senior
permits the Trustees to focus on the         Officer has recommended that an                 A. Nature, Extent and Quality of
performance of the AIM Funds that have       independent written evaluation be provided         Services Provided by Invesco Aim
been assigned to them. The Sub-Committees    and, at the direction of the Board, has
meet throughout the year to review the       prepared an independent written              The Board reviewed the advisory services
performance of their assigned funds, and     evaluation.                                  provided to the Fund by Invesco Aim under
the Sub-Committees review monthly and                                                     the Fund's investment advisory agreement,
quarterly comparative performance               During the annual contract renewal        the performance of Invesco Aim in
information and periodic asset flow data     process, the Board considered the factors    providing these services, and the
for their assigned funds. These materials    discussed below under the heading "Factors   credentials and experience of the officers
are prepared under the direction and         and Conclusions and Summary of Independent   and employees of Invesco Aim who provide
supervision of the independent Senior        Written Fee Evaluation" in evaluating the    these services. The Board's review of the
Officer. Over the course of each year, the   fairness and reasonableness of the Fund's    qualifications of Invesco Aim to provide
Sub-Committees meet with portfolio           investment advisory agreement and            these services included the Board's
managers for their assigned funds and        sub-advisory agreements at the contract      consideration of Invesco Aim's portfolio
other members of management and review       renewal meetings and at their meetings       and product review process, various back
with these individuals the performance,      throughout the year as part of their         office support functions provided by
investment objective(s), policies,           ongoing oversight of the Fund. The Fund's    Invesco Aim and its affiliates, and
strategies and limitations of these funds.   investment advisory agreement and            Invesco Aim's equity and fixed income
                                             sub-advisory agreements were considered      trading operations. The Board concluded
   In addition to their meetings             separately, although the Board also          that the nature, extent and quality of the
throughout the year, the Sub-Committees      considered the common interests of all of    advisory services provided to the Fund by
meet at designated contract renewal          the AIM Funds in their deliberations. The    Invesco Aim were appropriate and that
meetings each year to conduct an in-depth    Board considered all of the information      Invesco Aim currently is providing
review of the performance, fees and          provided to them and did not identify any    satisfactory advisory services in
expenses of                                  particular factor that was controlling.      accordance with the terms of the Fund's
                                             Each Trustee may have evalu-                 investment advisory agreement. In
                                                                                          addition, based on their ongoing meetings
                                                                                          throughout the year

                                                                                                                           continued


26   AIM SELECT REAL ESTATE INCOME FUND

with the Fund's portfolio manager or         Board also considered the steps Invesco      involves different levels of services and
managers, the Board concluded that these     Aim has taken over the last several years    different operational and regulatory
individuals are competent and able to        to improve the quality and efficiency of     requirements than Invesco Aim's management
continue to carry out their                  the services that Invesco Aim provides to    of the Fund. The Board concluded that
responsibilities under the Fund's            the AIM Funds. The Board concluded that      these differences are appropriately
investment advisory agreement.               Invesco Aim continues to be responsive to    reflected in the fee structure for the
                                             the Board's focus on fund performance.       Fund.
   In determining whether to continue the    Although the independent written
Fund's investment advisory agreement, the    evaluation of the Fund's Senior Of-ficer        The Board noted that Invesco Aim has
Board considered the prior relationship      only considered Fund performance through     not proposed any advisory fee waivers or
between Invesco Aim and the Fund, as well    the most recent calendar year, the Board     expense limitations for the Fund. The
as the Board's knowledge of Invesco Aim's    also reviewed more recent Fund performance   Board concluded that it was not necessary
operations, and concluded that it was        and this review did not change their         at this time to discuss with Invesco Aim
beneficial to maintain the current           conclusions.                                 whether to implement any such waivers or
relationship, in part, because of such                                                    expense limitations because the Fund's
knowledge. The Board also considered the        C. Advisory Fees and Fee Waivers          total expenses were below the median total
steps that Invesco Aim and its affiliates                                                 expenses of the funds in the Fund's Lipper
have taken over the last several years to    The Board compared the Fund's contractual    expense group that are not managed by
improve the quality and efficiency of the    advisory fee rate to the contractual         Invesco Aim.
services they provide to the AIM Funds in    advisory fee rates of funds in the Fund's
the areas of investment performance,         Lipper expense group that are not managed       After taking account of the Fund's
product line diversification,                by Invesco Aim, at a common asset level      contractual advisory fee rate, as well as
distribution, fund operations, shareholder   and as of the end of the past calendar       the comparative advisory fee information
services and compliance. The Board           year. The Board noted that the Fund's        discussed above, the Board concluded that
concluded that the quality and efficiency    contractual advisory fee rate was below      the Fund's advisory fees were fair and
of the services Invesco Aim and its          the median contractual advisory fee rate     reasonable.
affili-ates provide to the AIM Funds in      of funds in its expense group. The Board
each of these areas have generally           also reviewed the methodology used by           D. Economies of Scale and Breakpoints
improved, and support the Board's approval   Lipper in determining contractual fee
of the continuance of the Fund's             rates.                                       The Board considered the extent to which
investment advisory agreement.                                                            there are economies of scale in Invesco
                                                The Board also compared the Fund's        Aim's provision of advisory services to
   B. Fund Performance                       effective fee rate (the advisory fee after   the Fund. The Board also considered
                                             any advisory fee waivers and before any      whether the Fund benefits from such
Because there were only four funds           expense limitations/waivers) to the          economies of scale through contractual
identified by Invesco Aim in the Fund's      advisory fee rates of other clients of       breakpoints in the Fund's advisory fee
performance group for inclusion in the       Invesco Aim and its affiliates with          schedule or through advisory fee waivers
Lipper reports, the Board compared the       investment strategies comparable to those    or expense limitations. The Board noted
Fund's performance during the past one,      of the Fund, including three mutual funds    that the Fund's contractual advisory fee
three and five calendar years to the         advised by Invesco Aim and four mutual       schedule includes seven breakpoints, but
performance of funds in the Fund's           funds advised or sub-advised by Invesco      that, due to the Fund's asset level at the
performance universe identified by Lipper,   Aim affiliates. The Board noted that the     end of the past calendar year and the way
and against the performance of all funds     Fund's rate was: (i) above the rates for     in which the breakpoints have been
in the Lipper Real Estate Funds Index. The   two of the mutual funds and the same as      structured, the Fund is not benefiting
Board also reviewed the criteria used by     the rate for the third mutual fund; and      from the breakpoint. Based on this
Invesco Aim to identify the funds in the     (ii) above the advisory or sub-advisory      information, the Board concluded that the
Fund's performance group for inclusion in    fee rates for the mutual funds advised or    Fund's advisory fees would reflect
the Lipper reports and the methodology       subadvised by Invesco Aim affiliates. None   economies of scale at higher asset levels.
used by Lipper to identify the performance   of the funds advised or sub-advised by       The Board also noted that the Fund shares
universe. The Board noted that the Fund's    Invesco Aim affiliates are in the Fund's     directly in economies of scale through
performance was in the second quintile of    Lipper expense group and the Board           lower fees charged by third party service
its Lipper performance universe for the      determined that comparing contractual fees   providers based on the combined size of
one year period, the fourth quintile for     to funds in the Lipper expense group was     all of the AIM Funds and affiliates.
the three year period, and the third         appropriate.
quintile for the five year period (the                                                       E. Profitability and Financial
first quintile being the best performing        Additionally, the Board compared the            Resources of Invesco Aim
funds and the fifth quintile being the       Fund's effective fee rate to the total
worst performing funds). The Board noted     advisory fees paid by numerous separately    The Board reviewed information from
that the Fund's performance was above the    managed accounts/wrap accounts advised by    Invesco Aim concerning the costs of the
performance of the Index for the one year    Invesco Aim affiliates. The Board noted      advisory and other services that Invesco
period and below the Index for the three     that the Fund's rate was generally above     Aim and its affiliates provide to the Fund
and five year periods. The Board also        the rates for the separately managed         and the profitability of Invesco Aim and
noted that the Fund was reorganized from a   accounts/wrap accounts. The Board            its affiliates in providing these
closed-end fund to an open-end fund on       considered that management of the            services. The Board also reviewed
March 12, 2007. The                          separately managed accounts/wrap accounts    information concerning the financial
                                             by the Invesco Aim affiliates                condition of Invesco Aim and its
                                                                                          affiliates. The Board also reviewed with
                                                                                          Invesco Aim the methodology used to
                                                                                          prepare the profitability

                                                                                                                           continued


27   AIM SELECT REAL ESTATE INCOME FUND


information. The Board considered the        were qualified to continue to provide        Invesco Asset Management (Japan) Limited,
overall profitability of Invesco Aim, as     these services to the Fund.                  Invesco Australia Limited, Invesco Global
well as the profitability of Invesco Aim                                                  Asset Management (N.A.), Inc., Invesco
in connection with managing the Fund. The       The Board considered the benefits         Hong Kong Limited, Invesco Institutional
Board noted that Invesco Aim continues to    realized by Invesco Aim as a result of       (N.A.), Inc. and Invesco Senior Secured
operate at a net profit, although            portfolio brokerage transactions executed    Management, Inc. (collectively, the
increased expenses in recent years have      through "soft dollar" arrangements. Under    "Affiliated Sub-Advisers") under the
reduced the profitability of Invesco Aim     these arrangements, portfolio brokerage      sub-advisory agreements and the
and its affiliates. The Board concluded      commissions paid by the Fund and/or other    credentials and experience of the officers
that the Fund's fees were fair and           funds advised by Invesco Aim are used to     and employees of the Affiliated
reasonable, and that the level of profits    pay for research and execution services.     Sub-Advisers who will provide these
realized by Invesco Aim and its affiliates   The Board noted that soft dollar             services. The Board concluded that the
from providing services to the Fund was      arrangements shift the payment obligation    nature, extent and quality of the services
not excessive in light of the nature,        for the research and execution services      to be provided by the Affiliated
quality and extent of the services           from Invesco Aim to the funds and            Sub-Advisers were appropriate. The Board
provided. The Board considered whether       therefore may reduce Invesco Aim's           noted that the Affiliated Sub-Advisers,
Invesco Aim is financially sound and has     expenses. The Board also noted that          which have offices and personnel that are
the resources necessary to perform its       research obtained through soft dollar        geographically dispersed in financial
obligations under the Fund's investment      arrangements may be used by Invesco Aim in   centers around the world, have been formed
advisory agreement, and concluded that       making investment decisions for the Fund     in part for the purpose of researching and
Invesco Aim has the financial resources to   and may therefore benefit Fund               compiling information and making
fulfill these obligations.                   shareholders. The Board concluded that       recommendations on the markets and
                                             Invesco Aim's soft dollar arrangements       economies of various countries and
   F. Independent Written Evaluation of      were appropriate. The Board also concluded   securities of companies located in such
      the Fund's Senior Officer              that, based on their review and              countries or on various types of
                                             representations made by Invesco Aim, these   investments and investment techniques, and
The Board noted that, at their direction,    arrangements were consistent with            providing investment advisory services.
the Senior Officer of the Fund, who is       regulatory requirements.                     The Board concluded that the sub-advisory
independent of Invesco Aim and Invesco                                                    agreements will benefit the Fund and its
Aim's affiliates, had prepared an               The Board considered the fact that the    shareholders by permitting Invesco Aim to
independent written evaluation to assist     Fund's uninvested cash and cash collateral   utilize the additional resources and
the Board in determining the                 from any securities lending arrangements     talent of the Affiliated Sub-Advisers in
reasonableness of the proposed management    may be invested in money market funds        managing the Fund.
fees of the AIM Funds, including the Fund.   advised by Invesco Aim pursuant to
The Board noted that they had relied upon    procedures approved by the Board. The           B. Fund Performance
the Senior Officer's written evaluation      Board noted that Invesco Aim will receive
instead of a competitive bidding process.    advisory fees from these affiliated money    The Board did view Fund performance as a
In determining whether to continue the       market funds attributable to such            relevant factor in considering whether to
Fund's investment advisory agreement, the    investments, although Invesco Aim has        approve the sub-advisory agreements for
Board considered the Senior Officer's        contractually agreed to waive through at     the Fund, as one of the Affiliated
written evaluation.                          least June 30, 2009, the advisory fees       Sub-Advisers currently manages the Fund's
                                             payable by the Fund in an amount equal to    assets. Because there were only four funds
   G. Collateral Benefits to Invesco Aim     100% of the net advisory fees Invesco Aim    identified by Invesco Aim in the Fund's
      and its Affiliates                     receives from the affiliated money market    performance group for inclusion in the
                                             funds with respect to the Fund's             Lipper reports, the Board compared the
The Board considered various other           investment of uninvested cash, but not       Fund's performance during the past one,
benefits received by Invesco Aim and its     cash collateral. The Board considered the    three and five calendar years to the
affiliates resulting from Invesco Aim's      contractual nature of this fee waiver and    performance of funds in the Fund's
relationship with the Fund, including the    noted that it remains in effect until at     performance universe identified by Lipper,
fees received by Invesco Aim and its         least June 30, 2009. The Board concluded     and against the performance of all funds
affiliates for their provision of            that the Fund's investment of uninvested     in the Lipper Real Estate Funds Index. The
administrative, transfer agency and          cash and cash collateral from any            Board also reviewed the criteria used by
distribution services to the Fund. The       securities lending arrangements in the       Invesco Aim to identify the funds in the
Board considered the performance of          affiliated money market funds is in the      Fund's performance group for inclusion in
Invesco Aim and its affili-ates in           best interests of the Fund and its           the Lipper reports and the methodology
providing these services and the             shareholders.                                used by Lipper to identify the performance
organizational structure employed by                                                      universe. The Board noted that the Fund's
Invesco Aim and its affiliates to provide    II. Sub-Advisory Agreements                  performance was in the second quintile of
these services. The Board also considered                                                 its Lipper performance universe for the
that these services are provided to the         A. Nature, Extent and Quality of          one year period, the fourth quintile for
Fund pursuant to written contracts which           Services Provided by Affiliated        the three year period, and the third
are reviewed and approved on an annual             Sub-Advisers                           quintile for the five year period (the
basis by the Board. The Board concluded                                                   first quintile being the best performing
that Invesco Aim and its affiliates were     The Board reviewed the services to be        funds and the fifth quintile
providing these services in a satisfactory   provided by Invesco Trimark Ltd., Invesco
manner and in accordance with the terms of   Asset Management Deutschland, GmbH,
their contracts, and                         Invesco Asset Management Limited,

                                                                                                                           continued


28    AIM SELECT REAL ESTATE INCOME FUND

being the worst performing funds). The
Board noted that the Fund's performance
was above the performance of the Index for the one year period and below the Index for the three and five year periods. The
Board also noted that the Fund was
reorganized from a closed-end fund to an open-end fund on March 12, 2007. The Board also considered the steps Invesco Aim has taken over the last several years to improve the quality and efficiency of the services that Invesco Aim provides to the AIM Funds. The Board concluded that
Invesco Aim continues to be responsive to the Board's focus on fund performance. The
Board also reviewed more recent Fund
performance and this review did not change their conclusions.

   C. Sub-Advisory Fees

The Board considered the services to be
provided by the Affiliated Sub-Advisers
pursuant to the sub-advisory agreements
and the services to be provided by
Invesco Aim pursuant to the Fund's
investment advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisers pursuant to the sub-advisory agreements. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco
Aim to the Affiliated Sub-Advisers, and
that Invesco Aim and the Affiliated
Sub-Advisers are affiliates. After taking account of the Fund's contractual sub-advisory fee rate, as well as other relevant factors, the Board concluded that the Fund's sub-advisory fees were fair and reasonable.

   D. Financial Resources of the
      Affiliated Sub-Advisers

The Board considered whether each
Affiliated Sub-Adviser is financially
sound and has the resources necessary to perform its obligations under its respective sub-advisory agreement, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.


29    AIM SELECT REAL ESTATE INCOME FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2008:

     FEDERAL AND STATE INCOME TAX
     Long-Term Capital Gain Dividends                    $74,988,353
     Qualified Dividend Income*                                1.26%
     Corporate Dividends Received Deduction*                      0%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarter ended November 30, 2007 was 1.68%.


30        AIM SELECT REAL ESTATE INCOME FUND

PROXY RESULTS

A Special Meeting ("Meeting") of Shareholders of AIM Select Real Estate Income Fund, an investment portfolio of AIM Counselor Series Trust, a Delaware statutory trust ("Trust"), was held on February 29, 2008 and was adjourned, with respect to certain proposals, until March 28, 2008. The Meeting on March 28, 2008 was held for the following purposes:

(1) Elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund, and each other series portfolio of the Trust, or a share class without a shareholder vote.

The results of the voting on the above matters were as follows:


                                                                                                            WITHHELD/
      MATTERS                                                                              VOTES FOR      ABSTENTIONS**
-----------------------------------------------------------------------------------------------------------------------
(1)*  Bob R. Baker...................................................................      80,004,783        1,692,073
      Frank S. Bayley................................................................      80,042,468        1,654,388
      James T. Bunch.................................................................      80,071,331        1,625,525
      Bruce L. Crockett..............................................................      80,047,680        1,649,176
      Albert R. Dowden...............................................................      80,044,519        1,652,337
      Jack M. Fields.................................................................      80,054,678        1,642,178
      Martin L. Flanagan.............................................................      80,013,733        1,683,123
      Carl Frischling................................................................      80,026,567        1,670,289
      Prema Mathai-Davis.............................................................      80,025,589        1,671,267
      Lewis F. Pennock...............................................................      80,059,672        1,637,184
      Larry Soll, Ph.D. .............................................................      80,040,389        1,656,467
      Raymond Stickel, Jr. ..........................................................      80,056,699        1,640,157
      Philip A. Taylor...............................................................      80,034,136        1,662,720


                                                                              VOTES        WITHHELD/          BROKER
                                                             VOTES FOR       AGAINST      ABSTENTIONS       NON-VOTES
-----------------------------------------------------------------------------------------------------------------------
(2)*  Approve an amendment to the Trust's Agreement and
      Declaration of Trust that would permit the Board
      of Trustees of the Trust to terminate the Trust,
      the Fund, and each other series portfolio of the
      Trust, or a share class without a shareholder
      vote.............................................     55,885,613     10,011,477       2,110,683       13,689,083



 * Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust.

** Includes Broker Non-Votes.


31        AIM SELECT REAL ESTATE INCOME FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Counselor Series Trust (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent); Trustee, President and
                                              Principal Executive Officer of The AIM Family of Funds--
                                              Registered Trademark-- (other than AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust); Trustee and
                                              Executive Vice President, The AIM Family of Funds--
                                              Registered Trademark-- (AIM Treasurer's Series Trust and
                                              Short-Term Investments Trust only); and Manager, Invesco
                                              PowerShares Capital Management LLC

                                              Formerly: Director and President, AIM Trimark Corporate
                                              Class Inc. and AIM Trimark Canada Fund Inc.; Director and
                                              President, Invesco Trimark Ltd./Invesco Trimark Ltee
                                              (formerly AIM Funds Management Inc. d/b/a INVESCO Enterprise
                                              Services); Senior Managing Director, Invesco Holding Company
                                              Limited; Trustee and Executive Vice President, Tax-Free
                                              Investments Trust; Director and Chairman, Fund Management
                                              Company (registered broker dealer); President and Principal
                                              Executive Officer, The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term
                                              Investments Trust and Tax-Free Investments Trust only);
                                              President, AIM Trimark Global Fund Inc. and AIM Trimark
                                              Canada Fund Inc.; and Director, Trimark Trust (federally
                                              regulated Canadian Trust Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2003          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            and Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider)
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           1983          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2003          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2000          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2003          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2003          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2003          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2003          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2003          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             1997          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee

                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




32        AIM SELECT REAL ESTATE INCOME FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri S. Morris -- 1964        2008          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Assistant Vice
 and Principal Financial                      President, Invesco Aim Advisors, Inc., Invesco Aim Capital
 Officer                                      Management, Inc. and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark--

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2003          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the fund's prospectus for information on the fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






33        AIM SELECT REAL ESTATE INCOME FUND

====================================================================================================================================

EDELIVERY
INVESCOAIM.COM/EDELIVERY

REGISTER FOR EDELIVERY - eDelivery is the process of receiving your fund and account information via email. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an email notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

WHY SIGN UP?                                                       HOW DO I SIGN UP?

Register for eDelivery to:                                         It's easy. Just follow these simple steps:
                                                                   1. Log in to your account.
- save your Fund the cost of printing and postage.                 2. Click on the "Service Center" tab.
- reduce the amount of paper you receive.                          3. Select "Register for eDelivery" and complete the consent
- gain access to your documents faster by not waiting for the         process.
  mail.
- view your documents online anytime at your convenience.
- save the documents to your personal computer or print them out for your records.
This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly
Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco
Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim
Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for
the products and services represented by Invesco Aim; they each provide investment advisory services to           [INVESCO AIM LOGO]
individual and institutional clients and do not sell securities. Invesco Institutional (N.A.), Inc., Invesco        -SERVICE MARK-
Senior Secured Management, Inc., Invesco Global Asset Management (N.A.), Inc., Invesco Trimark Ltd., Invesco
Asset Management (Japan) Ltd., Invesco Hong Kong Ltd., Invesco Australia Limited, Invesco Asset Management
Limited and Invesco Asset Management Deutschland GmbH are affiliated investment advisors that serve as subadvisors to many of the products and services represented by Invesco Aim. Invesco Aim Distributors, Inc. is
the distributor for the retail mutual funds, exchange-traded funds and U.S. institutional money market funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                                                   invescoaim.com   SREI-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]               AIM STRUCTURED CORE FUND
- SERVICE MARK -                 Annual Report to Shareholders o August 31, 2008

                               [MOUNTAIN GRAPHIC]

2    Letters to Shareholders
4    Performance Summary
4    Management Discussion
6    Long-Term Fund Performance
8    Supplemental Information
9    Schedule of Investments
12   Financial Statements
15   Notes to Financial Statements
21   Financial Highlights
23   Auditor's Report
24   Fund Expenses
26   Approval of Investment Advisory Agreement
30   Tax Information
31   Results of Proxy
32   Trustees and Officers

                         Dear Shareholder:

                         In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and provide some perspective and encouragement to
       [TAYLOR           fellow long-term investors.
        PHOTO]
                         MARKET OVERVIEW

                         About a year ago or so, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. Nonetheless, U.S. equity markets were performing
     Philip Taylor       relatively well. But as the year progressed, the housing market deteriorated, energy prices rose, unemployment increased and the credit crunch grew more widespread.

                            In response, the U.S. Federal Reserve cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Congress and the president worked together to enact an economic stimulus plan, one facet of which was to provide more than 112 million taxpayers with $92 billion in tax rebates.(2) Historically, actions such as these have stimulated economic growth. Unfortunately, other factors were simultaneously at work behind the scenes, and the market began to reveal the strain of those factors.

HOW WE GOT HERE

The market stresses we saw over the past year were the result of years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were sold to, and traded among, financial institutions. The value of those securities declined; more institutions sought to sell them and fewer institutions were willing to buy them. As a result, financial institutions' access to credit declined and the value of their holdings declined -- preventing normal trading among banks and other financial institutions.

   In October 2008, Congress enacted a plan, the Troubled Assets Relief Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century.

INVESTING IN A VOLATILE MARKET

Whether or not markets recover in the short term, the kind of volatility we've seen of late is a good reminder that in times of market uncertainty, it's wise to stay true to three timeless investing principles:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets. I urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may potentially cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   That leads me to a fourth principle we believe may be critical to your success: Work with a trusted financial advisor. An experienced advisor who knows your goals and situation can be your most valuable asset, particularly during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   Recent market volatility has been disconcerting for everyone. Remember, however, that many of history's significant buying opportunities were the result of short-term economic crises that, in their time, were considered unprecedented. I believe current market volatility and uncertainty may represent a buying opportunity for patient, long-term investors. Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

OUR NEW BRAND IDENTITY

While market conditions are obviously at the top of everyone's mind, there are some significant changes I want to share with you: We have a new name and a new brand -- Invesco Aim.

   Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers with $450 billion in assets under management as of August 31, 2008. Invesco has 5,300 employees in 13 investment centers worldwide serving clients in
100 countries. This provides you:

   o  Diversified investment strategies from distinct management teams around the globe.

   o  A range of investment products to help you achieve your financial goals.

   o  The peace of mind professional asset management and a diversified investment portfolio can provide.

   While our name may have changed, our commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service will never change.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959
4246.

Thank you for your continued confidence, and we look forward to serving you. Sincerely,

/S/ PHILIP TAYLOR
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

October 20, 2008

(1) U.S. Federal Reserve Board; 2 U.S. Department of the Treasury


2   AIM STRUCTURED CORE FUND

                         Dear Fellow Shareholders:

                         As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction of excess is often painful, at least in the short term.
     [CROCKETT           Your Board of Trustees believes in the wisdom of a long-term perspective and consistent investment
       PHOTO]            discipline. We continue to put your interests first in the effort to improve investment performance, contain shareholder costs and uphold the highest ethical standards.

                            We remain enthusiastic about the global reach and investment expertise that Invesco, a leading independent global investment management company, brings to the management of AIM Funds as the parent
   Bruce Crockett        company of the advisors. The diverse investment strategies deployed throughout the worldwide network of
                         Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the
Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and a new ad campaign.
Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as Barron's and
Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim
Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com. The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,

/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

October 20, 2008


3   AIM STRUCTURED CORE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   ment process is repeated on a monthly
PERFORMANCE SUMMARY                                                                       basis to determine which companies should
                                                                                          be bought or sold within the portfolio.
For the fiscal year ended August 31, 2008, AIM Structured Core Fund, excluding
applicable sales charges, performed in line with its broad market and style-specific      MARKET CONDITIONS AND YOUR FUND
benchmark, the S&P 500 Index, largely due to stock selection within the financials
sector, where we generally avoided much of the turbulence that adversely affected this    Many factors contributed to the negative
sector over the past year.                                                                returns of most major market indexes for
                                                                                          the fiscal year ended August 31, 2008.(1)
   Your Fund's long-term performance appears later in this report.                        The chief catalyst was undoubtedly the
                                                                                          ongoing subprime loan crisis and its far
FUND VS. INDEXES                                                                          reaching effects on overall credit
                                                                                          availability. Additionally, record high
Total returns, 8/31/07 to 8/31/08, at net asset value (NAV). Performance shown does not   crude oil prices, falling home values and
include applicable contingent deferred sales charges (CDSC) or front-end sales charges,   the declining U.S. dollar placed
which would have reduced performance.                                                     significant pressure on the purchasing
                                                                                          power of the U.S. consumer. Late in the
Class A Shares                                                                  -11.03%   fiscal year, consumer confidence fell and
Class B Shares                                                                  -11.71    market volatility increased as evidence of
Class C Shares                                                                  -11.71    a pending recession was compounded by
Class R Shares                                                                  -11.32    mounting inflationary pressures.
Investor Class Shares*                                                          -11.02
S&P 500 Index(triangle) (Broad Market/Style-Specific Index)                     -11.13       In seven separate actions beginning in
Lipper Large-Cap Core Funds Index(triangle) (Peer Group Index)                   -9.99    September 2007, the U.S. Federal Reserve
                                                                                          Board (the Fed) lowered the federal funds
(triangle) Lipper Inc.                                                                    target rate from 5.25% to 2.00% in an
                                                                                          effort to inject liquidity into the
*  Share class incepted during the reporting period. See page 7 for a detailed            weakening credit markets.(2) The collapse
   explanation of Fund performance.                                                       of Bear Stearns (not a Fund holding) and
=======================================================================================   difficulties encountered by
                                                                                          government-sponsored mortgage suppliers
HOW WE INVEST                                the universe is evaluated on four factors:   Freddie Mac and Fannie Mae (not Fund
                                             company earnings momentum, price trend,      holdings) was evidence that the housing
We manage your Fund to provide exposure to   management action and relative valuation.    market and financials sector continued to
large cap core stocks. The portfolio is      The sum of the scores from these four        struggle. In response, the Fed used a
designed to outperform the S&P 500 Index     factors makes up our alpha (excess return)   variety of monetary policy tools to help
while minimizing the amount of additional    forecast, relative to the average stock in   alleviate the strain on financial markets.
risk relative to the benchmark. The Fund     the universe. Stocks are also evaluated on
can be used as a long-term allocation to     a multitude of other factors to develop a       Gross domestic product (GDP) increased
large cap stocks that complements other      stock-specific risk forecast and             at an annualized rate of 2.8% in the
style-specific strategies within a           transaction cost forecast.                   second quarter of 2008, buoyed in part by
diversified asset allocation strategy.                                                    government tax rebates.(3) Indeed, this
                                                We then incorporate the alpha forecast,   level was higher than the 0.9% annualized
   The investment process integrates the     risk forecast and transaction cost           GDP growth rate in the first quarter of
following key steps:                         forecast -- using an optimizer (a            2008.(3) Inflation, measured by a
                                             proprietary software system) -- to build a   seasonally-adjusted Consumer Price Index,
o  Universe development                      portfolio that we believe is an optimal      increased at an annual rate of 5.4% year
                                             balance of the stocks' potential return      over year as of August 2008.(4) The
o  Stock rankings                            and risk. This portfolio is constructed      advance in the price index was mostly
                                             according to certain constraints to
o  Risk assessment                           increase the probability that the Fund's
                                             relative performance and volatility remain
o  Portfolio construction                    within the Fund's strategy guidelines. The
                                             portfolio is continually monitored by the
o  Trading                                   Fund management team. The overall invest-

   While the companies included in the S&P
500 Index are used as a general guide for developing the Fund's investable universe, non-benchmark stocks may also be considered. Each stock in

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By sector
                                             1. Integrated Oil & Gas               12.1%  1.  Exxon Mobil Corp.                 5.7%
Information Technology                 22.4% 2. Pharmaceuticals                     5.8   2.  Microsoft Corp.                   3.6
Energy                                 13.4  3. Integrated Telecommunication              3.  Apple Inc.                        3.3
Consumer Discretionary                 12.1        Services                         5.7   4.  AT&T Inc.                         3.2
Financials                             12.1  4. Computer Hardware                   5.6   5.  General Electric Co.              3.2
Health Care                            11.7  5. Systems Software                    5.6   6.  Pfizer Inc.                       2.9
Industrials                            8.3   ==========================================   7.  ConocoPhillips                    2.6
Consumer Staples                       6.6                                                8.  Verizon Communications Inc.       2.5
Materials                              6.5   ==========================================   9.  Merck & Co. Inc.                  2.2
Telecommunication Services             5.7   Total Net Assets            $167.6 million   10. Hewlett-Packard Co.               2.2
Utilities                              0.7   Total Number of Holdings*               89   ==========================================
U.S. Treasury Bills, Money Market Funds      ==========================================
Plus Other Assets Less Liabilities     0.5
==========================================   The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

                                             *  Excluding money market fund holdings.


4   AIM STRUCTURED CORE FUND

attributable to increases in the cost of     an attractive alpha forecast, the            JEREMY LEFKOWITZ
energy. Unemployment also trended higher     optimizer may indicate that its
during the fiscal year and ended August      transaction costs are too high and/or its    Portfolio manager, is lead manager of AIM
2008 at a rate of 6.1%.(4)                   risk level is unacceptable. Placing more     Structured Core Fund. He began his
                                             of an emphasis on transaction costs and      investment career in 1968 and has been
   Market volatility increased               potential risk in making stock selections    associated with Invesco Institutional and/
significantly after the close of the         can benefit or detract from Fund             or its affiliates since 1982. Mr.
Fund's fiscal year. To put some context      performance. For the fiscal year, it         Lefkowitz earned a B.S. in industrial
around the recent financial events: The      augmented our results.                       engineering and an M.B.A. in finance from
markets have shown serious strain for more                                                Columbia University.
than a year, largely the result of years        The portfolio benefited from both good
of lax credit practices associated with      stock and sector selection. The portfolio    MAUREEN DONNELLAN
the housing boom. Mortgage loans of          was, on average, underweight financials
questionable quality were often bundled      over the fiscal year which helped returns.   Portfolio manager, is manager of AIM
into hard-to-understand securities and       Stock selection within this sector was       Structured Core Fund. She has been
sold to various financial institutions.      better than in the Fund's benchmark,         associated with Invesco Institutional
The complexity and obscure structure of      further helping returns. Tempering this      and/or its affiliates since 1974.
these securities hid an Achilles' heel of    was an underweight in the consumer staples
our financial system, creating a liquidity   sector which was one of only two sectors     LAWSON MCWHORTER
crisis of historic severity.                 in the Fund that produced a positive
                                             return for the fiscal year. From a stock     Portfolio manager, is manager of AIM
   Now those securities remain on the        selection standpoint, alternative energy     Structured Core Fund. He has been
financial institutions' balance sheets --    securities had the greatest contribution     associated with Invesco Institutional
eroding capital, driving down profits and    to returns. FIRST Solar and MOSAIC           and/or its affiliates since 2005. Mr.
preventing normal trading among banks and    outpaced the market by a wide margin. The    McWhorter earned a B.A. with cum laude
other financial institutions due to the      biggest detractors from performance for      honors from Davidson College. He is a
participating financial institutions'        the fiscal year came from overweights in     Chartered Market Technician.
stability being in question. After the       NVIDIA, XL CAPITAL and INTERCONTINENTAL
close of the fiscal year, this situation     EXCHANGE. These stocks were no longer held   WILLIAM MERSON
came to a head as some of these              by the Fund as of the close of the fiscal
institutions began running out of the        year.                                        Portfolio manager, is manager of AIM
capital needed to operate their businesses                                                Structured Core Fund. He has been
and found investors unwilling to supply         In terms of risk management, we seek to   associated with Invesco Institutional
fresh capital. Compounding the problem is    minimize any style biases in the             and/or its affiliates since 1984. Mr.
growing concern over future economic         portfolio. Active managers typically add     Merson earned a B.B.A. from Manhattan
prospects.                                   value in one of or a combination of four     College and an M.B.A. from New York
                                             areas: beta bias (relative volatility),      University.
   To ensure the orderly functioning of      style bias, sector/industry over/under
the credit markets and thereby preventing    weight and stock selection. We attempt to    DANIEL TSAI
a more severe economic downturn, in early    add value through our stock selection
October Congress enacted a $700 billion      decisions. Consequently, our risk            Chartered Financial Analyst, portfolio
rescue plan -- the Troubled Assets Relief    management process seeks to neutralize the   manager, is manager of AIM Structured Core
Program. In addition, the Fed -- in          Fund's exposure relative to the benchmark    Fund. He has been associated with Invesco
concert with other world banks -- lowered    with regard to beta, style and               Institutional and/or its affiliates since
short-term interest rates from 2.0% to       sector/industry exposures.                   2000. Mr. Tsai earned a B.S. in mechanical
1.5% on October 8, 2008.2                                                                 engineering from National Taiwan
                                                We thank you for your continued           University and an M.S. in mechanical
   Regarding the returns for AIM             investment in AIM Structured Core Fund.      engineering from the University of
Structured Core Fund, it is important to                                                  Michigan. He also earned an M.S. in
understand our investment process to         1  Lipper Inc.                               computer science at Wayne State
better evaluate the drivers of our                                                        University.
relative performance versus the benchmark.   2  U.S. Federal Reserve
We generally evaluate performance based on                                                ANNE UNFLAT
the impact of our stock selection and risk   3  Bureau of Economic Analysis
management.                                                                               Portfolio manager, is manager of AIM
                                             4  Bureau of Labor Statistics                Structured Core Fund. She has been
   Our stock selection model (based on                                                    associated with Invesco Institutional
company earnings momentum, price trend,      The views and opinions expressed in          and/or its affiliates since 1988. Ms.
management action and relative value) that   management's discussion of Fund              Unflat graduated magna cum laude from
makes up our alpha (excess return)           performance are those of Invesco Aim         Queens College with a B.A. in economics.
forecast for stocks in our investment        Advisors, Inc. These views and opinions      She earned her M.B.A. in finance from St.
universe was a positive contributor to       are subject to change at any time based on   John's University.
Fund performance. However, in selecting      factors such as market and economic
holdings for the Fund, we also take into     conditions. These views and opinions may     Assisted by the U.S. Structured Products
account our risk and transaction cost        not be relied upon as investment advice or   Group Research Team
forecasts. We use our optimization           recommendations, or as an offer for a
software to assist in making investment      particular security. The information is
decisions, based on risk and transaction     not a complete analysis of every aspect of
cost forecasts as well as our alpha          any market, country, industry, security or
forecast. Consequently, while our stock      the Fund. Statements of fact are from
selection model may identify a stock with    sources considered reliable, but Invesco
                                             Aim Advisors, Inc. makes no representation
                                             or warranty as to their completeness or
                                             accuracy. Although historical performance
                                             is no guarantee of future results, these
                                             insights may help you understand our
                                             investment management philosophy.

                                             See important Fund and index disclosures
                                             later in this report.


5 AIM STRUCTURED CORE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee
comparable future results.

   The data shown in the chart include       deferred sales charges. Index results
reinvested distributions, applicable sales   include reinvested dividends, but they do
charges, Fund expenses and management        not reflect sales charges. Performance of
fees. Results for Class B shares are         an index of funds reflects fund expenses
calculated as if a hypothetical              and management fees; performance of a
shareholder had liquidated his entire        market index does not. Performance shown
investment in the Fund at the close of the   in the chart and table(s) does not reflect
reporting period and paid the applicable     deduction of taxes a shareholder would pay
contingent                                   on Fund distributions or sale of Fund
                                             shares.


6   AIM STRUCTURED CORE FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A, B, C AND R SHARES

Fund and index data from 3/31/06

               AIM Structured      AIM Structured      AIM Structured     AIM Structured
                 Core Fund-          Core Fund-          Core Fund-         Core Fund-                            Lipper Large-Cap
  Date         Class A Shares      Class B Shares      Class C Shares     Class R Shares     S&P 500 Index(1)   Core Funds Index(1)

3/31/06             $9450              $10000              $10000             $10000              $10000              $10000
   4/06              9554               10100               10100              10100               10134               10104
   5/06              9261                9790                9790               9800                9843                9798
   6/06              9337                9859                9859               9870                9856                9806
   7/06              9412                9939                9939               9959                9917                9772
   8/06              9630               10159               10159              10180               10152               10015
   9/06              9866               10399               10399              10430               10414               10226
  10/06             10272               10819               10819              10860               10753               10567
  11/06             10423               10969               10969              11010               10957               10774
  12/06             10487               11028               11028              11070               11111               10883
   1/07             10697               11250               11250              11304               11279               11059
   2/07             10419               10947               10947              11000               11059               10868
   3/07             10583               11109               11109              11162               11182               10977
   4/07             10986               11524               11524              11589               11677               11434
   5/07             11361               11918               11918              11994               12084               11824
   6/07             11063               11595               11595              11669               11884               11681
   7/07             10583               11089               11089              11162               11516               11352
   8/07             10746               11251               11251              11335               11688               11482
   9/07             11178               11696               11696              11781               12125               11897
  10/07             11533               12060               12060              12157               12318               12154
  11/07             10967               11464               11453              11558               11802               11671
  12/07             11089               11578               11578              11683               11721               11604
   1/08             10064               10503               10502              10602               11018               10925
   2/08              9716               10137               10137              10235               10660               10642
   3/08              9755               10168               10167              10266               10614               10503
   4/08             10286               10726               10725              10837               11131               11020
   5/08             10412               10837               10837              10948               11275               11220
   6/08              9609               10005               10005              10113               10325               10351
   7/08              9474                9853                9853               9970               10239               10204
   8/08              9563                9640                9934              10051               10387               10335
====================================================================================================================================

(1) Lipper Inc.

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS

As of 8/31/08, including maximum             As of 6/30/08, the most recent calendar
applicable sales charges                     quarter-end, including maximum applicable
                                             sales charges
CLASS A SHARES
Inception (3/31/06)                 -1.83%   CLASS A SHARES
   1 Year                          -15.91    Inception (3/31/06)                 -1.75%
                                                1 Year                          -17.91
CLASS B SHARES
Inception (3/31/06)                 -1.50%   CLASS B SHARES
   1 Year                          -16.10    Inception (3/31/06)                 -1.30%
                                                1 Year                          -18.00
CLASS C SHARES
Inception (3/31/06)                 -0.27%   CLASS C SHARES
   1 Year                          -12.59    Inception (3/31/06)                  0.02%
                                                1 Year                          -14.57
CLASS R SHARES
Inception (3/31/06)                  0.21%   CLASS R SHARES
   1 Year                          -11.32    Inception (3/31/06)                  0.50%
                                                1 Year                          -13.34
INVESTOR CLASS SHARES
Inception                            0.49%   INVESTOR CLASS SHARES
   1 Year                          -11.02    Inception                            0.75%
==========================================      1 Year                          -13.13
                                             ==========================================

INVESTOR CLASS SHARES' INCEPTION DATE IS     TOR CLASS SHARES WAS 1.20%, 1.95%, 1.95%,
APRIL 25, 2008. RETURNS SINCE THAT DATE      1.45% AND 1.20%, RESPECTIVELY. THE EXPENSE
ARE HISTORICAL RETURNS. ALL OTHER RETURNS    RATIOS PRESENTED ABOVE MAY VARY FROM THE
ARE BLENDED RETURNS OF HISTORICAL INVESTOR   EXPENSE RATIOS PRESENTED IN OTHER SECTIONS
CLASS SHARE PERFORMANCE AND RESTATED CLASS   OF THIS REPORT THAT ARE BASED ON EXPENSES
A SHARE PERFORMANCE. (FOR PERIODS PRIOR TO   INCURRED DURING THE PERIOD COVERED BY THIS
THE INCEPTION DATE OF INVESTOR CLASS         REPORT.
SHARES) AT NET ASSET VALUE, WHICH RESTATED
PERFORMANCE WILL REFLECT THE RULE 12B-1         CLASS A SHARE PERFORMANCE REFLECTS THE
FEES APPLICABLE TO CLASS A SHARES FOR THE    MAXIMUM 5.50% SALES CHARGE, AND CLASS B
PERIOD USING BLENDED RETURNS. CLASS A        AND CLASS C SHARE PERFORMANCE REFLECTS THE
SHARES' INCEPTION DATE IS MARCH 31, 2006.    APPLICABLE CONTINGENT DEFERRED SALES
                                             CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
   THE PERFORMANCE DATA QUOTED REPRESENT     CDSC ON CLASS B SHARES DECLINES FROM 5%
PAST PERFORMANCE AND CANNOT GUARANTEE        BEGINNING AT THE TIME OF PURCHASE TO 0% AT
COMPARABLE FUTURE RESULTS; CURRENT           THE BEGINNING OF THE SEVENTH YEAR. THE
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
VISIT INVESCOAIM. COM FOR THE MOST RECENT    YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
MONTH-END PERFORMANCE. PERFORMANCE FIGURES   HAVE A FRONT-END SALES CHARGE; RETURNS
REFLECT REINVESTED DISTRIBUTIONS, CHANGES    SHOWN ARE AT NET ASSET VALUE AND DO NOT
IN NET ASSET VALUE AND THE EFFECT OF THE     REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
MAXIMUM SALES CHARGE UNLESS OTHERWISE        ON A TOTAL REDEMPTION OF RETIREMENT PLAN
STATED. INVESTMENT RETURN AND PRINCIPAL      ASSETS WITHIN THE FIRST YEAR.
VALUE WILL FLUCTU-ATE SO THAT YOU MAY HAVE
A GAIN OR LOSS WHEN YOU SELL SHARES.            THE PERFORMANCE OF THE FUND'S SHARE
                                             CLASSES WILL DIFFER PRIMARILY DUE TO
   THE NET ANNUAL FUND OPERATING EXPENSE     DIFFERENT SALES CHARGE STRUCTURES AND
RATIO SET FORTH IN THE MOST RECENT FUND      CLASS EXPENSES.
PROSPECTUS AS OF THE DATE OF THIS REPORT
FOR CLASS A, CLASS B, CLASS C, CLASS R AND      HAD THE ADVISOR NOT WAIVED FEES AND/OR
INVESTOR CLASS SHARES WAS 0.61%, 1.36%,      REIMBURSED EXPENSES, PERFORMANCE WOULD
1.36%, 0.86% AND 0.61%, RESPECTIVELY.(1)     HAVE BEEN LOWER.
THE TOTAL ANNUAL FUND OPERATING EXPENSE
RATIO SET FORTH IN THE MOST RECENT FUND      (1)  Total annual operating expenses less
PROSPECTUS AS OF THE DATE OF THIS REPORT          any contractual fee waivers and/or
FOR CLASS A, CLASS B, CLASS C, CLASS R AND        reimbursements by the advisor in
INVES-                                            effect through at least June 30,
                                                  2009. See current prospectus for more
                                                  information.


7   AIM STRUCTURED CORE FUND

AIM STRUCTURED CORE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of August 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          o  There is no guarantee that the            o  A direct investment cannot be made in
                                                investment techniques and risk analyses      an index. Unless otherwise indi cated,
o  Effective September 30, 2003, only           used by the Fund's portfolio managers        index results include reinvested
   previously established qualified plans       will produce the desired results.            dividends, and they do not reflect
   are eligible to purchase Class B shares                                                   sales charges. Performance of an index
   of any AIM fund.                          o  The prices of securities held by the         of funds reflects fund expenses;
                                                Fund may decline in response to market       perform ance of a market index does
o  Class R shares are available only to         risks.                                       not.
   certain retirement plans. Please see
   the prospectus for more information.      o  Since a large percentage of the Fund's    OTHER INFORMATION
                                                assets may be invested in securities of
PRINCIPAL RISKS OF INVESTING IN THE FUND        a limited number of companies, each       o  The Chartered Financial Analyst-regis
                                                investment has a greater effect on the       tered trademark-- (CFA--registered
o  Credit risk is the risk of loss on an        Fund's overall performance, and any          trademark--) designation is a globally
   investment due to the deterioration of       change in the value of those securities      recognized standard for measuring the
   an issuer's financial health. Such a         could significantly affect the value of      compe-tence and integrity of investment
   deterioration of financial health may        your investment in the Fund.                 professionals.
   result in a reduction of the credit
   rating of the issuer's securities and     o  Portfolio turnover is greater than most   o  The returns shown in the management's
   may lead to the issuer's inability to        funds, which may affect the Fund's           discussion of Fund performance are
   honor its contractual obligations,           performance due to higher brokerage          based on net asset values calcu lated
   including making timely payment of           commissions. Active trading may also         for shareholder transactions. Generally
   interest and principal.                      increase short-term gains and losses,        accepted accounting princi ples require
                                                which may also result in taxable gain        adjustments to be made to the net
o  Prices of equity securities change in        distributions to the Fund's                  assets of the Fund at period end for
   response to many factors including the       shareholders.                                financial reporting purposes, and as
   historical and prospective earnings of                                                    such, the net asset values for
   the issuer, the value of its assets,      ABOUT INDEXES USED IN THIS REPORT               shareholder transactions and the
   general economic conditions, interest                                                     returns based on those net asset values
   rates, investor perceptions and market    o  The S&P 500--REGISTERED TRADEMARK--          may differ from the net asset values
   liquidity.                                   INDEX is a market                            and returns reported in the Financial
                                                capitalization-weighted index covering       Highlights.
o  Foreign securities have additional           all major areas of the U.S. economy. It
   risks, including exchange rate changes,      is not the 500 largest companies, but     o  Industry classifications used in this
   political and economic upheaval, the         rather the most widely held 500              report are generally according to the
   relative lack of information,                companies chosen with respect to market      Global Industry Classification
   relatively low market liquidity, and         size, liquidity, and their industry.         Standard, which was developed by and is
   the potential lack of strict financial                                                    the exclusive property and a service
   and accounting controls and standards.    o  The LIPPER LARGE-CAP CORE FUNDS INDEX        mark of MSCI Inc. and Standard &
                                                is an equally weighted representation        Poor's.
o  Interest rate risk refers to the risk        of the largest funds in the Lipper
   that bond prices generally fall as           Large-Cap Core Funds category. These
   interest rates rise; conversely, bond        funds typically have an average
   prices generally rise as interest rates      price-to-earnings ratio, price-to-book
   fall.                                        ratio, and three-year sales-per-share
                                                growth value, compared to the S&P
o  The Fund may use enhanced investment         500--REGISTERED TRADEMARK-- Index.
   techniques such as leveraging and
   derivatives. Leveraging entails risks     o  The Fund is not managed to track the
   such as magnifying changes in the value      performance of any particular index,
   of the portfolio's securities.               including the indexes defined here, and
   Derivatives are subject to counterparty      consequently, the performance of the
   risk -- the risk that the other party        Fund may deviate significantly from the
   will not complete the transaction with       performance of the indexes.
   the Fund.

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       SCAUX
=======================================================================================   Class B Shares                       SBCUX
                                                                                          Class C Shares                       SCCUX
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE                                         Class R Shares                       SCRUX
                                                                                          Investor Class Shares                SCNUX
                                                                                          ==========================================


8   AIM STRUCTURED CORE FUND

SCHEDULE OF INVESTMENTS(a)

August 31, 2008





                                                       SHARES         VALUE
------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-99.51%

AEROSPACE & DEFENSE-0.58%

Honeywell International Inc.                            19,500    $    978,315
==============================================================================


APPAREL RETAIL-1.93%

Gap, Inc. (The)                                        166,500       3,238,425
==============================================================================


ASSET MANAGEMENT & CUSTODY BANKS-0.30%

Northern Trust Corp.                                     6,200         498,418
==============================================================================


AUTOMOTIVE RETAIL-0.78%

AutoZone, Inc.(b)                                        9,500       1,303,685
==============================================================================


BIOTECHNOLOGY-1.34%

Biogen Idec Inc.(b)                                     44,000       2,240,920
==============================================================================


COAL & CONSUMABLE FUELS-0.00%

Patriot Coal Corp.(b)                                        1              48
==============================================================================


COMMUNICATIONS EQUIPMENT-3.16%

EchoStar Corp.-Class A(b)                                8,700         272,658
------------------------------------------------------------------------------
Juniper Networks, Inc.(b)                              111,500       2,865,550
------------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(b)                     17,700       2,152,320
==============================================================================
                                                                     5,290,528
==============================================================================


COMPUTER & ELECTRONICS RETAIL-2.09%

GameStop Corp.-Class A(b)                               21,200         930,044
------------------------------------------------------------------------------
RadioShack Corp.                                       135,600       2,577,756
==============================================================================
                                                                     3,507,800
==============================================================================


COMPUTER HARDWARE-5.60%

Apple Inc.(b)                                           32,850       5,569,060
------------------------------------------------------------------------------
Hewlett-Packard Co.                                     77,600       3,640,992
------------------------------------------------------------------------------
International Business Machines Corp.                    1,400         170,422
==============================================================================
                                                                     9,380,474
==============================================================================


COMPUTER STORAGE & PERIPHERALS-1.00%

Lexmark International, Inc.-Class A(b)                   2,500          89,925
------------------------------------------------------------------------------
QLogic Corp.(b)                                         11,800         220,424
------------------------------------------------------------------------------
Seagate Technology                                      23,100         344,421
------------------------------------------------------------------------------
Western Digital Corp.(b)                                37,500       1,022,250
==============================================================================
                                                                     1,677,020
==============================================================================


CONSTRUCTION & ENGINEERING-0.40%

Foster Wheeler Ltd.(b)                                  13,500         670,815
==============================================================================


CONSUMER FINANCE-0.23%

Discover Financial Services                             23,800         391,510
==============================================================================


DATA PROCESSING & OUTSOURCED SERVICES-1.67%

MasterCard, Inc.-Class A                                11,550       2,801,453
==============================================================================


DIVERSIFIED BANKS-2.21%

U.S. Bancorp                                            74,900       2,386,314
------------------------------------------------------------------------------
Wells Fargo & Co.                                       43,400       1,313,718
==============================================================================
                                                                     3,700,032
==============================================================================


DIVERSIFIED CHEMICALS-1.53%

Dow Chemical Co. (The)                                  13,800         470,994
------------------------------------------------------------------------------
E. I. du Pont de Nemours and Co.                        47,000       2,088,680
==============================================================================
                                                                     2,559,674
==============================================================================


DIVERSIFIED REIT'S-0.36%

Vornado Realty Trust                                     6,000         596,760
==============================================================================


EDUCATION SERVICES-2.02%

Apollo Group Inc.-Class A(b)                            53,200       3,387,776
==============================================================================


ELECTRICAL COMPONENTS & EQUIPMENT-2.39%

Emerson Electric Co.                                    17,200         804,960
------------------------------------------------------------------------------
First Solar, Inc.(b)                                    11,580       3,203,607
==============================================================================
                                                                     4,008,567
==============================================================================


FERTILIZERS & AGRICULTURAL CHEMICALS-2.39%

CF Industries Holdings, Inc.                             8,150       1,242,060
------------------------------------------------------------------------------
Mosaic Co. (The)                                        24,800       2,647,152
------------------------------------------------------------------------------
Potash Corp. of Saskatchewan Inc. (Canada)                 650         112,840
==============================================================================
                                                                     4,002,052
==============================================================================


FOOTWEAR-1.57%

NIKE, Inc.-Class B                                      43,300       2,624,413
==============================================================================


GENERAL MERCHANDISE STORES-1.41%

Big Lots, Inc.(b)                                       80,100       2,368,557
==============================================================================


HEALTH CARE DISTRIBUTORS-0.14%

PharMerica Corp.(b)                                     10,200         241,434
==============================================================================


HEALTH CARE SERVICES-3.95%

Express Scripts, Inc.(b)                                43,800       3,215,358
------------------------------------------------------------------------------
Medco Health Solutions, Inc.(b)                         72,800       3,410,680
==============================================================================
                                                                     6,626,038
==============================================================================


HOMEBUILDING-0.82%

D.R. Horton, Inc.                                       96,200       1,198,652
------------------------------------------------------------------------------
NVR, Inc.(b)                                               300         179,319
==============================================================================
                                                                     1,377,971
==============================================================================


HOUSEHOLD PRODUCTS-1.67%

Procter & Gamble Co. (The)                              40,200       2,804,754
==============================================================================


HYPERMARKETS & SUPER CENTERS-1.75%

Wal-Mart Stores, Inc.                                   49,700       2,935,779
==============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM STRUCTURED CORE FUND

                                                       SHARES         VALUE
------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-0.74%

Mirant Corp.(b)                                         42,200    $  1,248,276
==============================================================================


INDUSTRIAL CONGLOMERATES-4.24%

3M Co.                                                  15,200       1,088,320
------------------------------------------------------------------------------
General Electric Co.                                   187,300       5,263,130
------------------------------------------------------------------------------
McDermott International, Inc.(b)                        21,800         757,114
==============================================================================
                                                                     7,108,564
==============================================================================


INDUSTRIAL MACHINERY-0.68%

Illinois Tool Works Inc.                                23,100       1,145,991
==============================================================================


INDUSTRIAL REIT'S-0.38%

AMB Property Corp.                                       9,400         426,666
------------------------------------------------------------------------------
ProLogis                                                 4,800         206,688
==============================================================================
                                                                       633,354
==============================================================================


INSURANCE BROKERS-0.42%

Aon Corp.                                               14,700         698,103
==============================================================================


INTEGRATED OIL & GAS-12.12%

Chevron Corp.                                           27,400       2,365,168
------------------------------------------------------------------------------
ConocoPhillips                                          53,400       4,406,034
------------------------------------------------------------------------------
Exxon Mobil Corp.                                      120,100       9,609,201
------------------------------------------------------------------------------
Imperial Oil Ltd. (Canada)                               7,200         369,144
------------------------------------------------------------------------------
Occidental Petroleum Corp.                              44,900       3,563,264
==============================================================================
                                                                    20,312,811
==============================================================================


INTEGRATED TELECOMMUNICATION SERVICES-5.70%

AT&T Inc.                                              167,900       5,371,121
------------------------------------------------------------------------------
Verizon Communications Inc.                            119,200       4,186,304
==============================================================================
                                                                     9,557,425
==============================================================================


INTERNET RETAIL-0.17%

Expedia, Inc.(b)                                        16,400         289,624
==============================================================================


INTERNET SOFTWARE & SERVICES-1.68%

eBay Inc.(b)                                           112,900       2,814,597
==============================================================================


LEISURE PRODUCTS-1.27%

Hasbro, Inc.                                            57,100       2,135,540
==============================================================================


LIFE & HEALTH INSURANCE-3.32%

Aflac, Inc.                                             51,300       2,908,710
------------------------------------------------------------------------------
Manulife Financial Corp. (Canada)                       35,300       1,263,387
------------------------------------------------------------------------------
Unum Group                                              54,700       1,389,927
==============================================================================
                                                                     5,562,024
==============================================================================


MANAGED HEALTH CARE-0.39%

CIGNA Corp.                                             15,600         653,328
==============================================================================


METAL & GLASS CONTAINERS-1.03%

Owens-Illinois, Inc.(b)                                 38,900       1,734,940
==============================================================================


OIL & GAS EQUIPMENT & SERVICES-1.32%

Halliburton Co.                                         50,300       2,210,182
==============================================================================


PHARMACEUTICALS-5.83%

Johnson & Johnson                                        6,700         471,881
------------------------------------------------------------------------------
King Pharmaceuticals, Inc.(b)                            8,400          96,096
------------------------------------------------------------------------------
Lilly (Eli) and Co.                                     15,300         713,745
------------------------------------------------------------------------------
Merck & Co. Inc.                                       104,200       3,716,814
------------------------------------------------------------------------------
Pfizer Inc.                                            250,000       4,777,500
==============================================================================
                                                                     9,776,036
==============================================================================


PROPERTY & CASUALTY INSURANCE-3.25%

ACE Ltd. (Switzerland)                                  10,300         541,883
------------------------------------------------------------------------------
Allstate Corp. (The)                                    23,100       1,042,503
------------------------------------------------------------------------------
Chubb Corp. (The)                                       19,100         916,991
------------------------------------------------------------------------------
Travelers Cos., Inc. (The)                              66,700       2,945,472
==============================================================================
                                                                     5,446,849
==============================================================================


RETAIL REIT'S-0.70%

Simon Property Group, Inc.                              12,400       1,176,512
==============================================================================


SEMICONDUCTOR EQUIPMENT-0.64%

Applied Materials, Inc.                                 59,600       1,068,032
==============================================================================


SEMICONDUCTORS-3.12%

Altera Corp.                                             5,800         131,312
------------------------------------------------------------------------------
Intel Corp.                                             77,000       1,760,990
------------------------------------------------------------------------------
National Semiconductor Corp.                            24,200         518,606
------------------------------------------------------------------------------
Texas Instruments Inc.                                 115,100       2,821,101
==============================================================================
                                                                     5,232,009
==============================================================================


SOFT DRINKS-1.79%

Coca-Cola Co. (The)                                     51,900       2,702,433
------------------------------------------------------------------------------
Dr. Pepper Snapple Group, Inc.(b)                       11,900         294,049
==============================================================================
                                                                     2,996,482
==============================================================================


SPECIALIZED REIT'S-0.90%

Public Storage                                          17,100       1,510,272
==============================================================================


STEEL-1.57%

AK Steel Holding Corp.                                  50,100       2,635,761
==============================================================================


SYSTEMS SOFTWARE-5.57%

Microsoft Corp.                                        223,100       6,088,399
------------------------------------------------------------------------------
Symantec Corp.(b)                                      145,300       3,241,643
==============================================================================
                                                                     9,330,042
==============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM STRUCTURED CORE FUND

                                                       SHARES         VALUE
------------------------------------------------------------------------------
TOBACCO-1.39%

Altria Group, Inc.                                      31,000    $    651,930
------------------------------------------------------------------------------
Philip Morris International Inc.                        31,100       1,670,070
==============================================================================
                                                                     2,322,000
==============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $163,662,994)                                         166,811,972
==============================================================================


                                                     PRINCIPAL
                                                       AMOUNT
U.S. TREASURY BILLS-0.30%

1.90%, 09/18/08 (Cost $499,551)(c)(d)                 $500,000         499,551
==============================================================================


                                                       SHARES         VALUE
------------------------------------------------------------------------------

MONEY MARKET FUNDS-0.07%

Liquid Assets Portfolio-Institutional Class(e)          57,319    $     57,319
------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(e)                57,319          57,319
==============================================================================
     Total Money Market Funds (Cost $114,638)                          114,638
==============================================================================
TOTAL INVESTMENTS-99.88% (Cost $164,277,183)                       167,426,161
==============================================================================
OTHER ASSETS LESS LIABILITIES-0.12%                                    204,049
==============================================================================
NET ASSETS-100.00%                                                $167,630,210
______________________________________________________________________________
==============================================================================



Investment Abbreviations:

REIT  - Real Estate Investment Trust


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   Non-income producing security.
(c) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 6.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM STRUCTURED CORE FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2008




ASSETS:

Investments, at value (Cost
  $164,162,545)                           $167,311,523
------------------------------------------------------
Investments in affiliated money market
  funds (Cost $114,638)                        114,638
======================================================
     Total investments (Cost
       $164,277,183)                       167,426,161
======================================================
Receivables for:
  Fund shares sold                              83,261
------------------------------------------------------
  Dividends                                    358,017
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             28,942
------------------------------------------------------
Other assets                                    24,950
======================================================
     Total assets                          167,921,331
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                        52,788
------------------------------------------------------
  Variation margin                               7,750
------------------------------------------------------
  Accrued fees to affiliates                    64,280
------------------------------------------------------
  Accrued other operating expenses             121,239
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              45,064
======================================================
     Total liabilities                         291,121
======================================================
Net assets applicable to shares
  outstanding                             $167,630,210
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $146,028,230
------------------------------------------------------
Undistributed net investment income          1,043,496
------------------------------------------------------
Undistributed net realized gain             17,397,206
------------------------------------------------------
Unrealized appreciation                      3,161,278
======================================================
                                          $167,630,210
______________________________________________________
======================================================



NET ASSETS:

Class A                                   $    951,024
______________________________________________________
======================================================
Class B                                   $    165,048
______________________________________________________
======================================================
Class C                                   $    249,122
______________________________________________________
======================================================
Class R                                   $     53,137
______________________________________________________
======================================================
Investor Class                            $136,837,832
______________________________________________________
======================================================
Institutional Class                       $ 29,374,047
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                         96,202
______________________________________________________
======================================================
Class B                                         16,859
______________________________________________________
======================================================
Class C                                         25,439
______________________________________________________
======================================================
Class R                                          5,389
______________________________________________________
======================================================
Investor Class                              13,827,641
______________________________________________________
======================================================
Institutional Class                          2,965,507
______________________________________________________
======================================================
Class A:
  Net asset value per share               $       9.89
------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $9.89 divided
     by 94.50%)                           $      10.47
______________________________________________________
======================================================
Class B:
  Net asset value and offering price
     per share                            $       9.79
______________________________________________________
======================================================
Class C:
  Net asset value and offering price
     per share                            $       9.79
______________________________________________________
======================================================
Class R:
  Net asset value and offering price
     per share                            $       9.86
______________________________________________________
======================================================
Investor Class:
  Net asset value and offering price
     per share                            $       9.90
______________________________________________________
======================================================
Institutional Class:
  Net asset value and offering price
     per share                            $       9.91
______________________________________________________
======================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM STRUCTURED CORE FUND

STATEMENT OF OPERATIONS

For the year ended August 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $3,118)                              $  1,470,172
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                              63,721
------------------------------------------------------------------------------------------------
Interest                                                                                   6,475
================================================================================================
     Total investment income                                                           1,540,368
================================================================================================


EXPENSES:

Advisory fees                                                                            441,031
------------------------------------------------------------------------------------------------
Administrative services fees                                                              50,000
------------------------------------------------------------------------------------------------
Custodian fees                                                                            11,345
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                  3,815
------------------------------------------------------------------------------------------------
  Class B                                                                                  7,811
------------------------------------------------------------------------------------------------
  Class C                                                                                 12,575
------------------------------------------------------------------------------------------------
  Class R                                                                                  3,309
------------------------------------------------------------------------------------------------
  Investor Class                                                                         132,443
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                                                      77,235
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                       4,640
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 17,292
------------------------------------------------------------------------------------------------
Registration and filing fees                                                              56,238
------------------------------------------------------------------------------------------------
Professional services fees                                                                68,388
------------------------------------------------------------------------------------------------
Other                                                                                     48,449
================================================================================================
     Total expenses                                                                      934,571
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                (489,108)
================================================================================================
     Net expenses                                                                        445,463
================================================================================================
Net investment income                                                                  1,094,905
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain from:
  Investment securities                                                               25,989,741
------------------------------------------------------------------------------------------------
  Futures contracts                                                                   (1,418,020)
================================================================================================
                                                                                      24,571,721
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                              (41,769,116)
------------------------------------------------------------------------------------------------
  Futures contracts                                                                       12,300
================================================================================================
                                                                                     (41,756,816)
================================================================================================
Net realized and unrealized gain (loss)                                              (17,185,095)
================================================================================================
Net increase (decrease) in net assets resulting from operations                     $(16,090,190)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM STRUCTURED CORE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended August 31, 2008 and 2007



                                                                                 2008           2007
-------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                      $  1,094,905    $   18,650
-------------------------------------------------------------------------------------------------------
  Net realized gain                                                            24,571,721       100,642
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                        (41,756,816)      272,805
=======================================================================================================
     Net increase (decrease) in net assets resulting from operations          (16,090,190)      392,097
=======================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                          (3,257)      (20,605)
-------------------------------------------------------------------------------------------------------
  Class B                                                                              --        (7,234)
-------------------------------------------------------------------------------------------------------
  Class C                                                                              --        (6,815)
-------------------------------------------------------------------------------------------------------
  Class R                                                                              --        (9,690)
-------------------------------------------------------------------------------------------------------
  Institutional Class                                                             (51,149)      (11,700)
=======================================================================================================
     Total distributions from net investment income                               (54,406)      (56,044)
=======================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                          (7,487)           --
-------------------------------------------------------------------------------------------------------
  Class B                                                                          (3,837)           --
-------------------------------------------------------------------------------------------------------
  Class C                                                                          (4,882)           --
-------------------------------------------------------------------------------------------------------
  Class R                                                                          (3,252)           --
-------------------------------------------------------------------------------------------------------
  Institutional Class                                                             (53,151)           --
=======================================================================================================
     Total distributions from net realized gains                                  (72,609)           --
=======================================================================================================
Share transactions-net:
  Class A                                                                        (400,725)      446,057
-------------------------------------------------------------------------------------------------------
  Class B                                                                        (577,108)      143,523
-------------------------------------------------------------------------------------------------------
  Class C                                                                        (706,858)      364,389
-------------------------------------------------------------------------------------------------------
  Class R                                                                        (544,118)       13,698
-------------------------------------------------------------------------------------------------------
  Investor Class                                                              149,467,214            --
-------------------------------------------------------------------------------------------------------
  Institutional Class                                                          31,561,248       270,572
=======================================================================================================
     Net increase in net assets resulting from share transactions             178,799,653     1,238,239
=======================================================================================================
     Net increase in net assets                                               162,582,448     1,574,292
=======================================================================================================


NET ASSETS:

  Beginning of year                                                             5,047,762     3,473,470
=======================================================================================================
  End of year (including undistributed net investment income of $1,043,496
     and $13,050, respectively)                                              $167,630,210    $5,047,762
_______________________________________________________________________________________________________
=======================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM STRUCTURED CORE FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Structured Core Fund (the "Fund") is a series portfolio of AIM Counselor Series Trust (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest.

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is long-term growth of capital.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.


15        AIM STRUCTURED CORE FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

J. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.


16        AIM STRUCTURED CORE FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.60%
-------------------------------------------------------------------
Next $250 million                                            0.575%
-------------------------------------------------------------------
Next $500 million                                            0.55%
-------------------------------------------------------------------
Next $1.5 billion                                            0.525%
-------------------------------------------------------------------
Next $2.5 billion                                            0.50%
-------------------------------------------------------------------
Next $2.5 billion                                            0.475%
-------------------------------------------------------------------
Next $2.5 billion                                            0.45%
-------------------------------------------------------------------
Over $10 billion                                             0.425%
___________________________________________________________________
===================================================================




  Under the terms of a new master sub-advisory agreement approved by shareholders of the Fund on March 28, 2008, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Previously, under the terms of a master sub-advisory agreement between the Advisor and Invesco Institutional (N.A.), Inc., the Advisor paid Invesco Institutional (N.A.), Inc. 40% of the amount of the Advisor's compensation on the sub-advised assets. This agreement was terminated on May 1, 2008.

  Effective April 28, 2008, the Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Investor and Institutional Class shares to 0.60%, 1.35%, 1.35%, 0.85%, 0.60% and 0.35% of average daily net assets, respectively, through at least June 30, 2009. Prior to April 28, 2008, the Advisor had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.00%, 1.75%, 1.75%, 1.25% and 0.75% of average daily net assets. In determining the Advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above:
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

  Further, the Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

  For the year ended August 31, 2008, the Advisor waived advisory fees and reimbursed Fund expenses of $407,200 and reimbursed class level expenses of $2,165, $1,108, $1,784, $939, $70,196 and $4,634 for Class A, Class B, Class C,
Class R, Investor Class and Institutional Class shares, respectively.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended August 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $23.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended August 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory

17        AIM STRUCTURED CORE FUND

Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended August 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2008, IADI advised the Fund that IADI retained $853 in front-end sales commissions from the sale of Class A shares and $0, $398, $9,353 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended August 31, 2008, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $1,059.

NOTE 4--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended August 31, 2008, the Fund paid legal fees of $2,493 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 6--FUTURES CONTRACTS


                                         OPEN FUTURES CONTRACTS AT PERIOD-END
---------------------------------------------------------------------------------------------------------------------
                                                        NUMBER OF           MONTH/            VALUE       UNREALIZED
CONTRACT                                                CONTRACTS         COMMITMENT        08/31/08     APPRECIATION
---------------------------------------------------------------------------------------------------------------------
Chicago Mercantile Exchange S&P 500 Index                   2         September-08/Long     $641,300        $12,300
_____________________________________________________________________________________________________________________
=====================================================================================================================





18        AIM STRUCTURED CORE FUND

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended August 31, 2008 and 2007 was as follows:

                                                                                  2008         2007
----------------------------------------------------------------------------------------------------
Ordinary income                                                                 $ 54,406     $56,044
----------------------------------------------------------------------------------------------------
Long-term capital gain                                                            72,609          --
====================================================================================================
Total distributions                                                             $127,015     $56,044
____________________________________________________________________________________________________
====================================================================================================



TAX COMPONENTS OF NET ASSETS:

As of August 31, 2008, the components of net assets on a tax basis were as follows:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $  1,080,666
------------------------------------------------------------------------------------------------
Undistributed long-term gain                                                          20,130,471
------------------------------------------------------------------------------------------------
Net unrealized appreciation -- investments                                               428,013
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (37,170)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        146,028,230
================================================================================================
Total net assets                                                                    $167,630,210
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to wash sales and futures contracts.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  The Fund does not have a capital loss carryforward at period-end.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2008 was $198,248,611 and $68,105,664, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $ 10,452,509
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (10,024,496)
================================================================================================
Net unrealized appreciation of investment securities                                $    428,013
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $166,998,148.


NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of expenses related to the plan of reorganization on August 31, 2008, undistributed net investment income was increased by $1,116, undistributed net realized gains was increased by $19,854 and shares of beneficial interest decreased by $20,970. Further, as a result of tax deferrals acquired in the reorganization of AIM S&P 500 Index Fund, undistributed net investment income was decreased by $11,169, undistributed net realized gain was decreased by $7,176,333 and shares of beneficial interest increased by $7,187,502. These reclassifications had no effect on the net assets of the Fund.


19        AIM STRUCTURED CORE FUND

NOTE 10--SHARE INFORMATION


                                            CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                                               ------------------------------------------------------
                                                                         2008(a)                        2007
                                                               ---------------------------     ----------------------
                                                                 SHARES          AMOUNT         SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                          52,645     $    550,487      44,275     $  491,285
---------------------------------------------------------------------------------------------------------------------
  Class B                                                          10,713          113,741      16,451        183,040
---------------------------------------------------------------------------------------------------------------------
  Class C                                                         100,723        1,010,754      32,644        369,797
---------------------------------------------------------------------------------------------------------------------
  Class R                                                           5,587           57,004         361          4,008
---------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                               878,241        9,098,926          --             --
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           1,946,816       21,051,375      22,949        258,872
=====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             931           10,620       1,872         20,605
---------------------------------------------------------------------------------------------------------------------
  Class B                                                             338            3,837         656          7,234
---------------------------------------------------------------------------------------------------------------------
  Class C                                                             424            4,818         618          6,815
---------------------------------------------------------------------------------------------------------------------
  Class R                                                             285            3,252         880          9,690
---------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                                    --               --          --             --
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               9,141          104,300       1,063         11,700
=====================================================================================================================
Issued in connection with acquisitions:(c)
  Investor Class                                               17,521,866      188,037,074          --             --
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           1,777,178       19,072,533          --             --
=====================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                           4,681           51,224         223          2,548
---------------------------------------------------------------------------------------------------------------------
  Class B                                                          (4,713)         (51,224)       (223)        (2,548)
=====================================================================================================================
Reacquired:
  Class A                                                         (98,908)      (1,013,056)     (6,193)       (68,381)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                         (65,478)        (643,462)     (3,915)       (44,203)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                        (169,375)      (1,722,430)     (1,122)       (12,223)
---------------------------------------------------------------------------------------------------------------------
  Class R                                                         (61,725)        (604,374)         --             --
---------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                            (4,572,466)     (47,668,786)         --             --
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (851,641)      (8,666,960)         --             --
=====================================================================================================================
                                                               16,485,263     $178,799,653     110,539     $1,238,239
_____________________________________________________________________________________________________________________
=====================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 23% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)  Investor Class shares commenced on April 25, 2008.
(c) As of the open of business on April 28, 2008, the Fund acquired all the net assets of AIM S&P 500 Index Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on October 30, 2007 and by the shareholders of AIM S&P 500 Index Fund on March 28, 2008. The acquisition was accomplished by a tax-free exchange of 19,299,044 shares of the Fund for 14,941,286 shares outstanding of AIM S&P 500 Index Fund as of the close of business on April 25, 2008. Each class of AIM S&P 500 Index Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of AIM S&P 500 Index Fund to the net asset value of the Fund on the close of business, April 25, 2008. AIM S&P 500 Index Fund's net assets at that date of $207,109,606 including $44,541,884 of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $15,694,957. The net assets of the Fund immediately following the acquisition were $222,804,563.

NOTE 11--NEW ACCOUNTING STANDARD

In March 2008, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. The standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position and financial performance. It is effective for financial statements issued for fiscal years beginning after November 15, 2008. Management is currently in the process of determining the impact of the standard on the Fund's disclosures in the financial statements.


20        AIM STRUCTURED CORE FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                               INCOME (LOSS)
                                         FROM INVESTMENT OPERATIONS
                                   -------------------------------------
                                                 NET GAINS                              DISTRIBUTIONS
                                                  (LOSSES)                ----------------------------------------
                        NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                          VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                        BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                        OF PERIOD    (LOSS)     UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 08/31/08       $11.19     $ 0.14(c)     $(1.37)      $(1.23)     $(0.02)       $(0.05)        $(0.07)      $ 9.89
Year ended 08/31/07        10.19       0.08(c)       1.10         1.18       (0.18)           --          (0.18)       11.19
Year ended 08/31/06(e)     10.00       0.04          0.15         0.19          --            --             --        10.19
------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 08/31/08        11.14       0.06(c)      (1.36)       (1.30)         --         (0.05)         (0.05)        9.79
Year ended 08/31/07        10.16      (0.01)(c)      1.10         1.09       (0.11)           --          (0.11)       11.14
Year ended 08/31/06(e)     10.00       0.01          0.15         0.16          --            --             --        10.16
------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 08/31/08        11.14       0.06(c)      (1.36)       (1.30)         --         (0.05)         (0.05)        9.79
Year ended 08/31/07        10.16      (0.01)(c)      1.10         1.09       (0.11)           --          (0.11)       11.14
Year ended 08/31/06(e)     10.00       0.01          0.15         0.16          --            --             --        10.16
------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 08/31/08        11.17       0.11(c)      (1.37)       (1.26)         --         (0.05)         (0.05)        9.86
Year ended 08/31/07        10.18       0.05(c)       1.10         1.15       (0.16)           --          (0.16)       11.17
Year ended 08/31/06(e)     10.00       0.03          0.15         0.18          --            --             --        10.18
------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 08/31/08(f)     10.73       0.05(c)      (0.88)       (0.83)         --            --             --         9.90
------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 08/31/08        11.21       0.16(c)      (1.36)       (1.20)      (0.05)        (0.05)         (0.10)        9.91
Year ended 08/31/07        10.20       0.10(c)       1.10         1.20       (0.19)           --          (0.19)       11.21
Year ended 08/31/06(e)     10.00       0.05          0.15         0.20          --            --             --        10.20
______________________________________________________________________________________________________________________________
==============================================================================================================================

                                                       RATIO OF          RATIO OF
                                                       EXPENSES          EXPENSES
                                                      TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                      NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                     NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                          TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                        RETURN(a)  (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(b)
----------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 08/31/08       (11.03)%    $    951           0.75%(d)          1.93%(d)        1.34%(d)      118%
Year ended 08/31/07        11.60         1,532           1.02              6.88            0.67           79
Year ended 08/31/06(e)      1.90           985           1.06(g)          10.44(g)         0.95(g)        25
----------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 08/31/08       (11.71)          165           1.50(d)           2.68(d)         0.59(d)       118
Year ended 08/31/07        10.74           847           1.77              7.63           (0.08)          79
Year ended 08/31/06(e)      1.60           640           1.81(g)          11.19(g)         0.20(g)        25
----------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 08/31/08       (11.71)          249           1.50(d)           2.68(d)         0.59(d)       118
Year ended 08/31/07        10.74         1,043           1.77              7.63           (0.08)          79
Year ended 08/31/06(e)      1.60           625           1.81(g)          11.19(g)         0.20(g)        25
----------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 08/31/08       (11.32)           53           1.00(d)           2.18(d)         1.09(d)       118
Year ended 08/31/07        11.33           684           1.27              7.13            0.42           79
Year ended 08/31/06(e)      1.80           611           1.31(g)          10.69(g)         0.70(g)        25
----------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 08/31/08(f)     (7.73)      136,838           0.60(d)           1.10(d)         1.49(d)       118
----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 08/31/08       (10.79)       29,374           0.50(d)           1.57(d)         1.59(d)       118
Year ended 08/31/07        11.85           942           0.77              6.55            0.92           79
Year ended 08/31/06(e)      2.00           612           0.80(g)          10.14(g)         1.21(g)        25
________________________________________________________________________________________________________________
================================================================================================================




(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending August 31, 2008, the portfolio turnover calculation excludes the value of securities purchased of $152,787,103 and sold of $149,849,402 in effort to realign the Fund's portfolio holdings after reorganization of AIM S&P 500 Index Fund into the Fund.
(c)  Calculated using average shares outstanding.
(d) Ratios are annualized, if applicable and based on average daily net assets (000's omitted) of $1,526, $781, $1,258, $662, $150,307 and $16,302 for
     Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares, respectively.
(e)  Commencement date of March 31, 2006.
(f)  Commencement date of April 25, 2008.
(g)  Annualized.


21        AIM STRUCTURED CORE FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES


  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-
1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.



22        AIM STRUCTURED CORE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Counselor Series Trust and Shareholders of AIM Structured Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Structured Core Fund (one of the funds constituting AIM Counselor Series Trust, hereafter referred to as the "Fund") at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 20, 2008
Houston, Texas



23        AIM STRUCTURED CORE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Investor Class Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2008, through August 31, 2008. The actual ending account and expenses of the Investor Class shares in the below example are based on an investment of $1,000 invested as of close of business April 25, 2008 (the date the share class commenced operations) and held through August 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business April 25, 2008 through August 31, 2008 for the Investor Class Shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Investor Class shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (03/01/08)   (08/31/08)(1)  PERIOD(2,4)    (08/31/08)   PERIOD(2,5)   RATIO(3)
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $984.10        $3.24       $1,021.87       $3.30        0.65%
---------------------------------------------------------------------------------------------------
        B            1,000.00        980.00         6.97        1,018.10        7.10        1.40
---------------------------------------------------------------------------------------------------
        C            1,000.00        980.00         6.97        1,018.10        7.10        1.40
---------------------------------------------------------------------------------------------------
        R            1,000.00        982.10         4.48        1,020.61        4.57        0.90
---------------------------------------------------------------------------------------------------
   Investor(1)       1,000.00        984.10         2.10        1,022.12        3.05        0.60
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period March 1, 2008, through August 31, 2008 (as of close of business April 25, 2008 through August 31, 2008 for the Investor Class shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Investor Class shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 129 (as of close of business April 25, 2008, through August 31, 2008)/366. Because the Investor Class shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Effective on April 28, 2008, the advisor contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses of Class A, Class B, Class C, Class R and Investor Class shares to 0.60%, 1.35%, 1.35%, 0.85% and 0.60% of average daily net assets, respectively. The annualized expense ratios restated as if this agreement had been in effect throughout the entire most recent fiscal half year are 0.60%, 1.35%, 1.35%, 0.85% and 0.60% for the Class A, Class B, Class C, Class R and Investor Class shares, respectively.


24        AIM STRUCTURED CORE FUND

(4) The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $2.99, $6.72, $6.72, $4.23 and $2.10 for the Class A, Class B, Class C, Class R and Investor Class shares, respectively.
(5) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Investor Class shares of the Fund and other funds because such data is based on a full six month period. The hypothetical expenses paid restated as if the changes discussed above in footnote 3 had been in effect throughout the entire most recent fiscal half year are $3.05, $6.85, $ $6.85, $4.32 and $3.05 for the Class A, Class B, Class C, Class R and Investor Class shares, respectively.


25        AIM STRUCTURED CORE FUND

Supplement to Annual Report dated 8/31/08

AIM STRUCTURED CORE FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings.
Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

==========================================
NASDAQ SYMBOL                        SCIUX
==========================================

Fund expenses provided later in this supplement.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY                                                                   [INVESCO AIM LOGO]
                                                                                                      - SERVICE MARK -

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

invescoaim.com   SCOR-INS-1   Invesco Aim Distributors, Inc.

Supplement to Annual Report dated 8/31/08

AIM STRUCTURED CORE FUND

==========================================        The net annual Fund operating expense        Please note that past performance is
AVERAGE ANNUAL TOTAL RETURNS                 ratio set forth in the most recent Fund      not indicative of future results. More
                                             prospectus as of the date of this            recent returns may be more or less than
For periods ended 8/31/08                    supplement for Institutional Class shares    those shown. All returns assume
Inception (3/31/06)                  0.73%   was 0.35%.(1) The total annual Fund          reinvestment of distributions at NAV.
1 Year                             -10.79    operating expense ratio set forth in the     Investment return and principal value will
                                             most recent Fund prospectus as of the date   fluctuate so your shares, when redeemed,
AVERAGE ANNUAL TOTAL RETURNS                 of this supplement for Institutional Class   may be worth more or less than their
                                             shares was 0.86%. The expense ratios         original cost. See full report for
For periods ended 6/30/08, most recent       presented above may vary from the expense    information on comparative benchmarks.
calendar quarter-end                         ratios presented in other sections of the    Please consult your Fund prospectus for
Inception (3/31/06)                  1.01%   actual report that are based on expenses     more information. For the most current
1 Year                             -12.90    incurred during the period covered by the    month-end performance, please call 800 451
==========================================   report.                                      4246 or visit invescoaim.com.

Institutional Class shares have no sales          Had the advisor not waived fees and/    (1)  Total annual operating expenses less
charge; therefore, performance is at net     or reimbursed expenses, performance would         any contractual fee waivers and/or
asset value (NAV). Performance of            have been lower.                                  reimbursements by the advisor in
Institutional Class shares will differ                                                         effect through at least June 30,
from performance of other share classes                                                        2009. See current prospectus for more
primarily due to differing sales charges                                                       information.
and class expenses.

Past performance cannot guarantee            index does not. Performance shown in the     shown in the chart in the annual report is
comparable future results.                   chart and table(s) does not reflect          that of the Fund's Class A, B, C and R
                                             deduction of taxes a shareholder would pay   shares. The performance of the Fund's
     The data shown in the chart above       on Fund distributions or sale of Fund        other share classes will differ primarily
includes reinvested distributions and Fund   shares. Performance of the indexes does      due to different sales charge structures
expenses including management fees. Index    not reflect the effects of taxes.            and class expenses, and may be greater
results include reinvested dividends.                                                     than or less than the performance of the
Performance of an index of funds reflects         The performance data shown in the       Fund's Institutional Class shares shown in
fund expenses and management fees;           chart above is that of the Fund's            the chart above.
performance of a market                      institutional share class. The performance
                                             data

====================================================================================================================================
                                [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- INSTITUTIONAL CLASS SHARES
Fund and index data from 3/31/06

          AIM Structured
            Core Fund-
           Institutional
               Class                            Lipper Large-Cap
 Date         Shares       S&P 500 Index(1)   Core Funds Index(1)
3/31/06       $10000            $10000               $10000
   4/06        10040             10134                10104
   5/06         9740              9843                 9798
   6/06         9840              9856                 9806
   7/06         9710              9917                 9772
   8/06         9940             10152                10015
   9/06        10251             10414                10226
  10/06        10711             10753                10567
  11/06        10921             10957                10774
  12/06        10881             11111                10883
   1/07        11233             11279                11059
   2/07        10932             11059                10868
   3/07        11133             11182                10977
   4/07        11495             11677                11434
   5/07        11997             12084                11824
   6/07        11706             11884                11681
   7/07        11425             11516                11352
   8/07        11525             11688                11482
   9/07        11967             12125                11897
  10/07        12568             12318                12154
  11/07        12237             11802                11671
  12/07        12426             11721                11604
   1/08        11068             11018                10925
   2/08        10850             10660                10642
   3/08        10757             10614                10503
   4/08        11233             11131                11020
   5/08        11493             11275                11220
   6/08        10788             10325                10351
   7/08        10653             10239                10204
   8/08        10178             10387                10335
====================================================================================================================================

(1) Lipper Inc.

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2008, through August 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


------------------------------------------------------------------------------------------------
                                                                 HYPOTHETICAL
                                                           (5% ANNUAL RETURN BEFORE
                                        ACTUAL                     EXPENSES)
                              ------------------------------------------------------
                 BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
               ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
    CLASS        (03/01/08)   (08/31/08)(1)  PERIOD(2,3)    (08/31/08)   PERIOD(2,4)   RATIO(2)
------------------------------------------------------------------------------------------------
Institutional    $1,000.00       $986.10        $1.99       $1,023.13       $2.03        0.40%
------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period March 1, 2008, through August 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. Effective on April 28, 2008, the advisor contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses of the Institutional Class shares to 0.35% of average daily nets assets. The annualized expense ratio restated as if this agreement had been in effect throughout the entire most recent fiscal half year is 0.35% for Institutional Class shares.
(3) The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year is $1.75.
(4) The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year is $1.78.


AIM STRUCTURED CORE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT    renewal process, the Trustees receive        from one another and attributed different
                                             comparative performance and fee data         weight to the various factors. The
The Board of Trustees (the Board) of AIM     regarding the AIM Funds prepared by an       Trustees recognized that the advisory
Counselor Series Trust is required under     independent company, Lipper, Inc.            arrangements and resulting advisory fees
the Investment Company Act of 1940 to        (Lipper), under the direction and            for the Fund and the other AIM Funds are
approve annually the renewal of the AIM      supervision of the independent Senior        the result of years of review and
Structured Core Fund (the Fund) investment   Officer who also prepares a separate         negotiation between the Trustees and
advisory agreement with Invesco Aim          analysis of this information for the         Invesco Aim, that the Trustees may focus
Advisors, Inc. (Invesco Aim). During         Trustees. Each Sub-Committee then makes      to a greater extent on certain aspects of
contract renewal meetings held on June       recommendations to the Investments           these arrangements in some years than in
18-19, 2008, the Board as a whole and the    Committee regarding the performance, fees    others, and that the Trustees'
disinterested or "independent" Trustees,     and expenses of their assigned funds. The    deliberations and conclusions in a
voting separately, approved the              Investments Committee considers each         particular year may be based in part on
continuance of the Fund's investment         Sub-Committee's recommendations and makes    their deliberations and conclusions of
advisory agreement for another year,         its own recommendations regard- ing the      these same arrangements throughout the
effective July 1, 2008. In doing so, the     performance, fees and expenses of the AIM    year and in prior years.
Board determined that the Fund's             Funds to the full Board. The Investments
investment advisory agreement is in the      Committee also considers each                FACTORS AND CONCLUSIONS AND SUMMARY OF
best interests of the Fund and its           Sub-Committee's recommendations in making    INDEPENDENT WRITTEN FEE EVALUATION
shareholders and that the compensation to    its annual recommendation to the Board
Invesco Aim under the Fund's investment      whether to approve the continuance of each   The discussion below serves as a summary
advisory agreement is fair and reasonable.   AIM Fund's investment advisory agreement     of the Senior Officer's independent
                                             and sub-advisory agreements for another      written evaluation with respect to the
   The independent Trustees met separately   year.                                        Fund's investment advisory agreement as
during their evaluation of the Fund's                                                     well as a discussion of the material
investment advisory agreement with              The independent Trustees are assisted     factors and related conclusions that
independent legal counsel from whom they     in their annual evaluation of the Fund's     formed the basis for the Board's approval
received independent legal advice, and the   investment advisory agreement by the         of the Fund's investment advisory
independent Trustees also received           independent Senior Officer. One              agreement and sub-advisory agreements.
assistance during their deliberations from   responsibility of the Senior Officer is to   Unless otherwise stated, information set
the independent Senior Officer, a            manage the process by which the AIM Funds'   forth below is as of June 19, 2008 and
full-time officer of the AIM Funds who       proposed management fees are negotiated      does not reflect any changes that may have
reports directly to the independent          during the annual contract renewal process   occurred since that date, including but
Trustees.                                    to ensure that they are negotiated in a      not limited to changes to the Fund's
                                             manner that is at arms' length and           performance, advisory fees, expense
THE BOARD'S FUND EVALUATION PROCESS          reasonable. Accordingly, the Senior          limitations and/or fee waivers.
                                             Of-ficer must either supervise a
The Board's Investments Committee has        competitive bidding process or prepare an    I. Investment Advisory Agreement
established three Sub-Committees that are    independent written evaluation. The Senior
responsible for overseeing the management    Officer has recommended that an                 A. Nature, Extent and Quality of
of a number of the series portfolios of      independent written evaluation be provided         Services Provided by Invesco Aim
the AIM Funds. This SubCommittee structure   and, at the direction of the Board, has
permits the Trustees to focus on the         prepared an independent written              The Board reviewed the advisory services
performance of the AIM Funds that have       evaluation.                                  provided to the Fund by Invesco Aim under
been assigned to them. The Sub-Committees                                                 the Fund's investment advisory agreement,
meet throughout the year to review the          During the annual contract renewal        the performance of Invesco Aim in
performance of their assigned funds, and     process, the Board considered the factors    providing these services, and the
the Sub-Committees review monthly and        discussed below under the heading "Factors   credentials and experience of the officers
quarterly comparative performance            and Conclusions and Summary of Independent   and employees of Invesco Aim who provide
information and periodic asset flow data     Written Fee Evaluation" in evaluating the    these services. The Board's review of the
for their assigned funds. These materials    fairness and reasonableness of the Fund's    qualifications of Invesco Aim to provide
are prepared under the direction and         investment advisory agreement and            these services included the Board's
supervision of the independent Senior        sub-advisory agreements at the contract      consideration of Invesco Aim's portfolio
Officer. Over the course of each year, the   renewal meetings and at their meetings       and product review process, various back
Sub-Committees meet with portfolio           throughout the year as part of their         office support functions provided by
managers for their assigned funds and        ongoing oversight of the Fund. The Fund's    Invesco Aim and its affiliates, and
other members of management and review       investment advisory agreement and            Invesco Aim's equity and fixed income
with these individuals the performance,      sub-advisory agreements were considered      trading operations. The Board concluded
investment objective(s), policies,           separately, although the Board also          that the nature, extent and quality of the
strategies and limitations of these funds.   considered the common interests of all of    advisory services provided to the Fund by
                                             the AIM Funds in their deliberations. The    Invesco Aim were appropriate and that
   In addition to their meetings             Board considered all of the information      Invesco Aim currently is providing
throughout the year, the Sub-Committees      provided to them and did not identify any    satisfactory advisory services in
meet at designated contract renewal          particular factor that was controlling.      accordance with the terms of the Fund's
meetings each year to conduct an in-depth    Each Trustee may have evaluated the          investment advisory agreement. In
review of the performance, fees and          information provided differently             addition, based on their ongoing meetings
expenses of their assigned funds. During                                                  throughout the year with the Fund's
the contract                                                                              portfolio manager or

                                                                                                                           continued


26   AIM STRUCTURED CORE FUND

managers, the Board concluded that these          C. Advisory Fees and Fee Waivers        contractual advisory fee rate, as well as
individuals are competent and able to                                                     the comparative advisory fee information
continue to carry out their                  The Board compared the Fund's contractual    and the expense limitation discussed
responsibilities under the Fund's            advisory fee rate to the contractual         above, the Board concluded that the Fund's
investment advisory agreement.               advisory fee rates of funds in the Fund's    advisory fees were fair and reasonable.
                                             Lipper expense group that are not managed
   In determining whether to continue the    by Invesco Aim, at a common asset level         D. Economies of Scale and Breakpoints
Fund's investment advisory agreement, the    and as of the end of the past calendar
Board considered the prior relationship      year. The Board noted that the Fund's        The Board considered the extent to which
between Invesco Aim and the Fund, as well    contractual advisory fee rate was below      there are economies of scale in Invesco
as the Board's knowledge of Invesco Aim's    the median contractual advisory fee rate     Aim's provision of advisory services to
operations, and concluded that it was        of funds in its expense group. The Board     the Fund. The Board also considered
beneficial to maintain the current           also reviewed the methodology used by        whether the Fund benefits from such
relationship, in part, because of such       Lipper in determining contractual fee        economies of scale through contractual
knowledge. The Board also considered the     rates.                                       breakpoints in the Fund's advisory fee
steps that Invesco Aim and its affiliates                                                 schedule or through advisory fee waivers
have taken over the last several years to       The Board also compared the Fund's        or expense limitations. The Board noted
improve the quality and efficiency of the    effective fee rate (the advisory fee after   that the Fund's contractual advisory fee
services they provide to the AIM Funds in    any advisory fee waivers and before any      schedule includes seven breakpoints and
the areas of investment performance,         expense limitations/waivers) to the          that the level of the Fund's advisory
product line diversification,                advisory fee rates of other clients of       fees, as a percentage of the Fund's net
distribution, fund operations, shareholder   Invesco Aim and its affiliates with          assets, has decreased as net assets
services and compliance. The Board           investment strategies comparable to those    increased because of the breakpoint. Based
concluded that the quality and efficiency    of the Fund, including three mutual funds    on this information, the Board concluded
of the services Invesco Aim and its          advised by Invesco Aim and one mutual fund   that the Fund's advisory fees
affiliates provide to the AIM Funds in       sub-advised by an Invesco Aim affiliate.     appropriately reflect economies of scale
each of these areas generally have           The Board noted that the Fund's rate was:    at current asset levels. The Board also
improved, and support the Board's approval   (i) below the rates for two of the mutual    noted that the Fund shares directly in
of the continuance of the Fund's             funds and above the rate for the third       economies of scale through lower fees
investment advisory agreement.               mutual fund; and (ii) above the              charged by third party service providers
                                             sub-advisory fee rate for the sub-advised    based on the combined size of all of the
   B. Fund Performance                       mutual fund.                                 AIM Funds and affiliates.

The Board noted that the Fund recently          Additionally, the Board compared the         E. Profitability and Financial
began operations and that only one           Fund's effective fee rate to the total             Resources of Invesco Aim
calendar year of comparative performance     advisory fees paid by numerous separately
data was available. The Board compared the   managed accounts/wrap accounts advised by    The Board reviewed information from
Fund's performance during the past           Invesco Aim affiliates. The Board noted      Invesco Aim concerning the costs of the
calendar year to the performance of funds    that the Fund's rate was generally above     advisory and other services that Invesco
in the Fund's performance group that are     the rates for the separately managed         Aim and its affiliates provide to the Fund
not managed by Invesco Aim, and against      accounts/wrap accounts. The Board            and the profitability of Invesco Aim and
the performance of all funds in the Lipper   considered that management of the            its affiliates in providing these
Large Cap Core Funds Index. The Board also   separately managed accounts/wrap accounts    services. The Board also reviewed
reviewed the criteria used by Invesco Aim    by the Invesco Aim affiliates involves       information concerning the financial
to identify the funds in the Fund's          different levels of services and different   condition of Invesco Aim and its
performance group for inclusion in the       operational and regulatory requirements      affiliates. The Board also reviewed with
Lipper reports. The Board noted that the     than Invesco Aim's management of the Fund.   Invesco Aim the methodology used to
Fund's performance was in the third          The Board concluded that these differences   prepare the profitability information. The
quintile of its performance group for the    are appropriately reflected in the fee       Board considered the overall profitability
one year period (the first quintile being    structure for the Fund.                      of Invesco Aim, as well as the
the best performing funds and the fifth                                                   profitability of Invesco Aim in connection
quintile being the worst performing             The Board noted that Invesco Aim has      with managing the Fund. The Board noted
funds). The Board noted that the Fund's      contractually agreed to waive fees and/ or   that Invesco Aim continues to operate at a
performance was below the performance of     limit expenses of the Fund through at        net profit, although increased expenses in
the Index for the one year period. The       least June 30, 2009 in an amount necessary   recent years have reduced the
Board also considered the steps Invesco      to limit total annual operating expenses     profitability of Invesco Aim and its
Aim has taken over the last several years    to a specified percentage of average daily   affiliates. The Board concluded that the
to improve the quality and efficiency of     net assets for each class of the Fund. The   Fund's fees were fair and reasonable, and
the services that Invesco Aim provides to    Board considered the contractual nature of   that the level of profits realized by
the AIM Funds. The Board concluded that      this fee waiver and noted that it remains    Invesco Aim and its affiliates from
Invesco Aim continues to be responsive to    in effect until at least June 30, 2009.      providing services to the Fund was not
the Board's focus on fund performance.       The Board also considered the effect this    excessive in light of the nature, quality
                                             expense limitation would have on the         and extent of the services provided. The
                                             Fund's estimated total expenses.             Board considered whether Invesco Aim is
                                                                                          financially sound and has the resources
                                                After taking account of the Fund's        necessary to perform its obligations


27   AIM STRUCTURED CORE FUND                                                                                              continued

under the Fund's investment advisory         Aim in making investment decisions for the   world, have been formed in part for the
agreement, and concluded that Invesco Aim    Fund and may therefore benefit Fund          purpose of researching and compiling
has the financial resources necessary to     shareholders. The Board concluded that       information and making recommendations on
fulfill these obligations.                   Invesco Aim's soft dollar arrangements       the markets and economies of various
                                             were appropriate. The Board also concluded   countries and securities of companies
   F. Independent Written Evaluation of      that, based on their review and              located in such countries or on various
      the Fund's Senior Officer              representations made by Invesco Aim, these   types of investments and investment
                                             arrangements were consistent with            techniques, and providing investment
The Board noted that, at their direction,    regulatory requirements.                     advisory services. The Board concluded
the Senior Officer of the Fund, who is                                                    that the sub-advisory agreements will
independent of Invesco Aim and Invesco          The Board considered the fact that the    benefit the Fund and its shareholders by
Aim's affiliates, had prepared an            Fund's uninvested cash and cash collateral   permitting Invesco Aim to utilize the
independent written evaluation to assist     from any securities lending arrangements     additional resources and talent of the
the Board in determining the                 may be invested in money market funds        Affiliated Sub-Advisers in managing the
reasonableness of the proposed management    advised by Invesco Aim pursuant to           Fund.
fees of the AIM Funds, including the Fund.   procedures approved by the Board. The
The Board noted that they had relied upon    Board noted that Invesco Aim will receive       B. Fund Performance
the Senior Officer's written evaluation      advisory fees from these affiliated money
instead of a competitive bidding process.    market funds attributable to such            The Board did view Fund performance as a
In determining whether to continue the       investments, although Invesco Aim has        relevant factor in considering whether to
Fund's investment advisory agreement, the    contractually agreed to waive through at     approve the sub-advisory agreements for
Board considered the Senior Officer's        least June 30, 2009, the advisory fees       the Fund, as one of the Affiliated
written evaluation.                          payable by the Fund in an amount equal to    Sub-Advisers manages the Fund's assets.
                                             100% of the net advisory fees Invesco Aim    The Board noted that the Fund recently
   G. Collateral Benefits to Invesco Aim     receives from the affiliated money market    began operations and that only one
      and its Affiliates                     funds with respect to the Fund's             calendar year of comparative performance
                                             investment of uninvested cash, but not       data was available. The Board compared the
The Board considered various other           cash collateral. The Board considered the    Fund's performance during the past
benefits received by Invesco Aim and its     contractual nature of this fee waiver and    calendar year to the performance of funds
affiliates resulting from Invesco Aim's      noted that it remains in effect until at     in the Fund's performance group that are
relationship with the Fund, including the    least June 30, 2009. The Board concluded     not managed by Invesco Aim, and against
fees received by Invesco Aim and its         that the Fund's investment of uninvested     the performance of all funds in the Lipper
affiliates for their provision of            cash and cash collateral from any            Large Cap Core Funds Index. The Board also
administrative, transfer agency and          securities lending arrangements in the       reviewed the criteria used by Invesco Aim
distribution services to the Fund. The       affiliated money market funds is in the      to identify the funds in the Fund's
Board considered the performance of          best interests of the Fund and its           performance group for inclusion in the
Invesco Aim and its affiliates in            shareholders.                                Lipper reports. The Board noted that the
providing these services and the                                                          Fund's performance was in the third
organizational structure employed by         II. Sub-Advisory Agreements                  quintile of its performance group for the
Invesco Aim and its affiliates to provide                                                 one year period (the first quintile being
these services. The Board also considered       A. Nature, Extent and Quality of          the best performing funds and the fifth
that these services are provided to the            Services Provided by Affiliated        quintile being the worst performing
Fund pursuant to written contracts which           Sub-Advisers                           funds). The Board noted that the Fund's
are reviewed and approved on an annual                                                    performance was below the performance of
basis by the Board. The Board concluded      The Board reviewed the services to be        the Index for the one year period. The
that Invesco Aim and its affiliates were     provided by Invesco Trimark Ltd., Invesco    Board also considered the steps Invesco
providing these services in a satisfactory   Asset Management Deutschland, GmbH,          Aim has taken over the last several years
manner and in accordance with the terms of   Invesco Asset Management Limited, Invesco    to improve the quality and efficiency of
their contracts, and were qualified to       Asset Management (Japan) Limited, Invesco    the services that Invesco Aim provides to
continue to provide these services to the    Australia Limited, Invesco Global Asset      the AIM Funds. The Board concluded that
Fund.                                        Management (N.A.), Inc., Invesco Hong Kong   Invesco Aim continues to be responsive to
                                             Limited, Invesco Institutional (N.A.),       the Board's focus on fund performance. The
   The Board considered the benefits         Inc. and Invesco Senior Secured              Board also reviewed more recent Fund
realized by Invesco Aim as a result of       Management, Inc. (collectively, the          performance and this review did not change
portfolio brokerage transactions executed    "Affiliated Sub-Advisers") under the         their conclusions.
through "soft dollar" arrangements. Under    sub-advisory agreements and the
these arrangements, portfolio brokerage      credentials and experience of the officers      C. Sub-Advisory Fees
commissions paid by the Fund and/or other    and employees of the Affiliated
funds advised by Invesco Aim are used to     Sub-Advisers who will provide these          The Board considered the services to be
pay for research and execution services.     services. The Board concluded that the       provided by the Affiliated Sub-Advisers
The Board noted that soft dollar             nature, extent and quality of the services   pursuant to the sub-advisory agreements
arrangements shift the payment obligation    to be provided by the Affiliated             and the services to be provided by
for the research and execution services      Sub-Advisers were appropriate. The Board     Invesco  Aim pursuant to the Fund's
from Invesco Aim to the funds and            noted that the Affiliated Sub-Advisers,      investment advisory agreement, as well as
therefore may reduce Invesco Aim's           which have offices and personnel that are    the allocation of fees between Invesco Aim
expenses. The Board also noted that          geographically dispersed in financial        and the Affiliated Sub-Advisers pursuant
research obtained through soft dollar        centers around the                           to
arrangements may be used by Invesco


28   AIM STRUCTURED CORE FUND                                                                                              continued

the sub-advisory agreements. The Board
noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated
Sub-Advisers, and that Invesco Aim and the Affiliated Sub-Advisers are affiliates.
After taking account of the Fund's
contractual sub-advisory fee rate, as well as other relevant factors, the Board concluded that the Fund's sub-advisory fees were fair and reasonable.

   D. Financial Resources of the
      Affiliated Sub-Advisers

The Board considered whether each
Affiliated Sub-Adviser is financially
sound and has the resources necessary to perform its obligations under its respective sub-advisory agreement, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.


29 AIM STRUCTURED CORE FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2008:

     FEDERAL AND STATE INCOME TAX
     Long-Term Capital Gain Dividends                     $ 72,609
     Qualified Dividend Income*                            100.00%
     Corporate Dividends Received Deduction*               100.00%
     U.S. Treasury Obligations*                              0.30%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended November 30, 2007, was 2.79%.


30        AIM STRUCTURED CORE FUND

PROXY RESULTS

A Special Meeting ("Meeting") of Shareholders of AIM Structured Core Fund, an investment portfolio of AIM Counselor Series Trust, a Delaware statutory trust ("Trust"), was held on February 29, 2008 and was adjourned, with respect to certain proposals, until March 28, 2008. The Meeting on March 28, 2008 was held for the following purposes:

(1) Elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund, and each other series portfolio of the Trust, or a share class without a shareholder vote.

(3) Approve a new sub-advisory agreement between Invesco Aim Advisors, Inc. and each of AIM Funds Management, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

The results of the voting on the above matters were as follows:


                                                                                                            WITHHELD/
      MATTERS                                                                              VOTES FOR      ABSTENTIONS**
-----------------------------------------------------------------------------------------------------------------------
(1)*  Bob R. Baker...................................................................      80,004,783        1,692,073
      Frank S. Bayley................................................................      80,042,468        1,654,388
      James T. Bunch.................................................................      80,071,331        1,625,525
      Bruce L. Crockett..............................................................      80,047,680        1,649,176
      Albert R. Dowden...............................................................      80,044,519        1,652,337
      Jack M. Fields.................................................................      80,054,678        1,642,178
      Martin L. Flanagan.............................................................      80,013,733        1,683,123
      Carl Frischling................................................................      80,026,567        1,670,289
      Prema Mathai-Davis.............................................................      80,025,589        1,671,267
      Lewis F. Pennock...............................................................      80,059,672        1,637,184
      Larry Soll, Ph.D. .............................................................      80,040,389        1,656,467
      Raymond Stickel, Jr. ..........................................................      80,056,699        1,640,157
      Philip A. Taylor...............................................................      80,034,136        1,662,720


                                                                              VOTES        WITHHELD/          BROKER
                                                             VOTES FOR       AGAINST      ABSTENTIONS       NON-VOTES
-----------------------------------------------------------------------------------------------------------------------
(2)*  Approve an amendment to the Trust's Agreement and
      Declaration of Trust that would permit the Board
      of Trustees of the Trust to terminate the Trust,
      the Fund, and each other series portfolio of the
      Trust, or a share class without a shareholder
      vote.............................................     55,885,613     10,011,477       2,110,683       13,689,083


                                                                              VOTES        WITHHELD/          BROKER
                                                             VOTES FOR       AGAINST      ABSTENTIONS       NON-VOTES
-----------------------------------------------------------------------------------------------------------------------
(3)   Approve a new sub-advisory agreement between
      Invesco Aim Advisors, Inc. and each of AIM Funds
      Management, Inc.; Invesco Asset Management
      Deutschland, GmbH; Invesco Asset Management
      Limited; Invesco Asset Management (Japan)
      Limited; Invesco Australia Limited; Invesco
      Global Asset Management (N.A.), Inc.; Invesco
      Hong Kong Limited; Invesco Institutional (N.A.),
      Inc.; and Invesco Senior Secured Management,
      Inc. ............................................      1,279,310            167          41,545           13,744



 * Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust.

** Includes Broker Non-Votes.


31        AIM STRUCTURED CORE FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Counselor Series Trust (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent); Trustee, President and
                                              Principal Executive Officer of The AIM Family of Funds--
                                              Registered Trademark-- (other than AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust); Trustee and
                                              Executive Vice President, The AIM Family of Funds--
                                              Registered Trademark-- (AIM Treasurer's Series Trust and
                                              Short-Term Investments Trust only); and Manager, Invesco
                                              PowerShares Capital Management LLC

                                              Formerly: Director and President, AIM Trimark Corporate
                                              Class Inc. and AIM Trimark Canada Fund Inc.; Director and
                                              President, Invesco Trimark Ltd./Invesco Trimark Ltee
                                              (formerly AIM Funds Management Inc. d/b/a INVESCO Enterprise
                                              Services); Senior Managing Director, Invesco Holding Company
                                              Limited; Trustee and Executive Vice President, Tax-Free
                                              Investments Trust; Director and Chairman, Fund Management
                                              Company (registered broker dealer); President and Principal
                                              Executive Officer, The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term
                                              Investments Trust and Tax-Free Investments Trust only);
                                              President, AIM Trimark Global Fund Inc. and AIM Trimark
                                              Canada Fund Inc.; and Director, Trimark Trust (federally
                                              regulated Canadian Trust Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2003          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            and Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider)
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           1983          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2003          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2000          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2003          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2003          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2003          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2003          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2003          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             1997          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee

                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




32        AIM STRUCTURED CORE FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri S. Morris -- 1964        2008          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Assistant Vice
 and Principal Financial                      President, Invesco Aim Advisors, Inc., Invesco Aim Capital
 Officer                                      Management, Inc. and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark--

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2003          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the fund's prospectus for information on the fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






33        AIM STRUCTURED CORE FUND

====================================================================================================================================
EDELIVERY
INVESCOAIM.COM/EDELIVERY

REGISTER FOR EDELIVERY - eDelivery is the process of receiving your fund and account information via email. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an email notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

WHY SIGN UP?                                                      HOW DO I SIGN UP?

Register for eDelivery to:                                        It's easy. Just follow these simple steps:

-  save your Fund the cost of printing and postage.               1. Log in to  your account.

-  reduce the amount of paper you receive.                        2. Click on  the "Service Center" tab.

-  gain access to your documents faster by not waiting for the    3. Select "Register for eDelivery" and complete the consent
   mail.                                                             process.

-  view your documents online anytime at your convenience.

- save the documents to your personal computer or print them out for your records.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly
Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco
Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim
Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for
the products and services represented by Invesco Aim; they each provide investment advisory services to           [INVESCO AIM LOGO]
individual and institutional clients and do not sell securities. Invesco Institutional (N.A.), Inc., Invesco      - SERVICE MARK
Senior Secured Management, Inc., Invesco Global Asset Management (N.A.), Inc., Invesco Trimark Ltd., Invesco
Asset Management (Japan) Ltd., Invesco Hong Kong Ltd., Invesco Australia Limited, Invesco Asset Management
Limited and Invesco Asset Management Deutschland GmbH are affiliated investment advisors that serve as subadvisors to many of the products and services represented by Invesco Aim. Invesco Aim Distributors, Inc. is
the distributor for the retail mutual funds, exchange-traded funds and U.S. institutional money market funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.


                                                                  -invescoaim.com   SCOR-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]               AIM STRUCTURED GROWTH FUND
 - SERVICE MARK -                Annual Report to Shareholders o August 31, 2008

                               [MOUNTAIN GRAPHIC]

2    Letters to Shareholders
4    Performance Summary
4    Management Discussion
6    Long-Term Fund Performance
8    Supplemental Information
9    Schedule of Investments
11   Financial Statements
14   Notes to Financial Statements
20   Financial Highlights
22   Auditor's Report
23   Fund Expenses
24   Approval of Investment Advisory Agreement
28   Tax Information
29   Results of Proxy
30   Trustees and Officers

                         Dear Shareholder:

                         In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and provide some perspective and encouragement to
        [TAYLOR          fellow long-term investors.
         PHOTO]
                         MARKET OVERVIEW
     Philip Taylor
                         About a year ago or so, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. Nonetheless, U.S. equity markets were performing relatively well. But as the year progressed, the housing market deteriorated, energy prices rose, unemployment increased and the credit crunch grew more widespread.

                            In response, the U.S. Federal Reserve cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Congress and the president worked together to enact an economic stimulus plan, one facet of which was to provide more than 112 million taxpayers with $92 billion in tax rebates.(2) Historically, actions such as these have stimulated economic growth. Unfortunately, other factors were simultaneously at work behind the scenes, and the market began to reveal the strain of those factors.

HOW WE GOT HERE

The market stresses we saw over the past year were the result of years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were sold to, and traded among, financial institutions. The value of those securities declined; more institutions sought to sell them and fewer institutions were willing to buy them. As a result, financial institutions' access to credit declined and the value of their holdings declined -- preventing normal trading among banks and other financial institutions.

   In October 2008, Congress enacted a plan, the Troubled Assets Relief Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century.

INVESTING IN A VOLATILE MARKET

Whether or not markets recover in the short term, the kind of volatility we've seen of late is a good reminder that in times of market uncertainty, it's wise to stay true to three timeless investing principles:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets. I urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may potentially cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   That leads me to a fourth principle we believe may be critical to your success: Work with a trusted financial advisor. An experienced advisor who knows your goals and situation can be your most valuable asset, particularly during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   Recent market volatility has been disconcerting for everyone. Remember, however, that many of history's significant buying opportunities were the result of short-term economic crises that, in their time, were considered unprecedented. I believe current market volatility and uncertainty may represent a buying opportunity for patient, long-term investors. Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

OUR NEW BRAND IDENTITY

While market conditions are obviously at the top of everyone's mind, there are some significant changes I want to share with you: We have a new name and a new brand -- Invesco Aim.

   Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers with $450 billion in assets under management as of August 31, 2008. Invesco has 5,300 employees in 13 investment centers worldwide serving clients in
100 countries. This provides you:

   o  Diversified investment strategies from distinct management teams around the globe.

   o  A range of investment products to help you achieve your financial goals.

   o  The peace of mind professional asset management and a diversified investment portfolio can provide.

   While our name may have changed, our commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service will never change.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959
4246.

   Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

October 20, 2008

(1) U.S. Federal Reserve Board;

(2) U.S. Department of the Treasury

2   AIM STRUCTURED GROWTH FUND

                         Dear Fellow Shareholders:

                         As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction of excess is often painful, at least in the short term.
        [CROCKETT        Your Board of Trustees believes in the wisdom of a long-term perspective and consistent investment
          PHOTO]         discipline. We continue to put your interests first in the effort to improve investment performance, contain shareholder costs and uphold the highest ethical standards.
     Bruce Crockett
                            We remain enthusiastic about the global reach and investment expertise that Invesco, a leading independent global investment management company, brings to the management of AIM Funds as the parent company of the advisors. The diverse investment strategies deployed throughout the worldwide network of
                         Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the
                         Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and
a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as
Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim
Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com. The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

October 20, 2008


3   AIM STRUCTURED GROWTH FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   MARKET CONDITIONS AND YOUR FUND
PERFORMANCE SUMMARY
                                                                                          Many factors contributed to the negative
For the fiscal year ended August 31, 2008, AIM Structured Growth Fund underper-formed     returns of most major market indexes for
its style-specific benchmark, the Russell 1000 Growth Index. These results were           the fiscal year ended August 31, 2008.(1)
partially due to weakness in select health care, information technology and energy        The chief catalyst was undoubtedly the
holdings.                                                                                 ongoing subprime loan crisis and its far
                                                                                          reaching effects on overall credit
   Your Fund's long-term performance appears later in this report.                        availability. Additionally, record high
                                                                                          crude oil prices, falling home values and
FUND VS. INDEXES                                                                          the declining U.S. dollar placed
                                                                                          significant pressure on the purchasing
Total returns, 8/31/07 to 8/31/08, at net asset value (NAV). Performance shown does not   power of the U.S. consumer. Late in the
include applicable contingent deferred sales charges (CDSC) or front-end sales charges,   fiscal year, consumer confidence fell and
which would have reduced performance.                                                     market volatility increased as evidence of
                                                                                          a pending recession was compounded by
Class A Shares                                                                   -8.25%   mounting inflationary pressures.
Class B Shares                                                                   -8.98
Class C Shares                                                                   -8.98       In seven separate actions beginning in
Class R Shares                                                                   -8.55    September 2007, the U.S. Federal Reserve
S&P 500 Index(triangle) (Broad Market Index)                                    -11.13    Board (the Fed) lowered the federal funds
Russell 1000 Growth Index(triangle) (Style-Specific Index)                       -6.77    target rate from 5.25% to 2.00% in an
Lipper Large-Cap Growth Funds Index(triangle) (Peer Group Index)                 -6.18    effort to inject liquidity into the
(triangle) Lipper Inc.                                                                    weakening credit markets.(2) The collapse
=======================================================================================   of Bear Stearns (not a Fund holding) and
                                                                                          difficulties encountered by
HOW WE INVEST                                company earnings momentum, price trend,      government-sponsored mortgage suppliers
                                             management action and relative valuation.    Freddie Mac and Fannie Mae (not Fund
We manage your Fund to provide exposure to   The sum of the scores from these four        holdings) was evidence that the housing
large cap growth stocks. The portfolio is    factors makes up our alpha (excess return)   market and financials sector continued to
designed to outperform the Russell 1000      forecast, relative to the average stock in   struggle. In response, the Fed used a
Growth Index while minimizing the amount     the universe. Stocks are also evaluated on   variety of monetary policy tools to help
of additional risk relative to the           a multitude of other factors to develop a    alleviate the strain on financial markets.
benchmark. The Fund can be used as a         stock-specific risk forecast and
long-term allocation to large cap stocks     transaction cost forecast.                      Gross domestic product (GDP) increased
that complements other style-specific                                                     at an annualized rate of 2.8% in the
strategies within a diversified asset           We then incorporate the alpha forecast,   second quarter of 2008, buoyed in part by
allocation strategy.                         risk forecast and transaction cost           government tax rebates.(3) Indeed, this
                                             forecast -- using an optimizer (a software   level was higher than the 0.9% annualized
   The investment process integrates the     system) -- to construct a portfolio that     GDP growth rate in the first quarter of
following key steps:                         we believe is an optimal balance of the      2008.(3) Inflation, measured by a
                                             stocks' potential return and risk. This      seasonally-adjusted Consumer Price Index,
o  Universe development                      portfolio is constructed according to        increased at an annual rate of 5.4% year
                                             certain constraints to increase the          over year as of August 2008.(4) The
o  Stock rankings                            probability that the Fund's relative         advance in the price index was mostly
                                             performance and volatility remain within     attributable to increases in the cost of
o  Risk assessment                           the Fund's strategy guidelines. The          energy. Unemployment also trended higher
                                             portfolio is continually monitored by the    during the fiscal year and ended August at
o  Portfolio construction                    Fund management team. The overall            a rate of 6.1%.(4)
                                             investment process is repeated on a
o  Trading                                   monthly basis to determine which companies
                                             should be bought or sold within the
   While the companies included in the       portfolio.
Russell 1000 Growth Index are used as a
general guide for developing the Fund's
investable universe, non-benchmark stocks
may also be considered. In our stock
selection model, each stock in the
universe is evaluated on four factors:

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By sector
                                             1. Computer Hardware                  9.0%    1. Microsoft Corp.                   6.0%
Information Technology               31.6%   2. Systems Software                   8.6     2. Wal-Mart Stores, Inc.             3.9
Health Care                          15.3    3. Pharmaceuticals                    7.6     3. Exxon Mobil Corp.                 3.8
Energy                               12.8    4. Integrated Oil & Gas               7.0     4. Hewlett-Packard Co.               3.7
Consumer Discretionary               11.5    5. Health Care Services               6.0     5. Apollo Group Inc.-Class A         3.6
Materials                             9.4    ==========================================    6. Merck & Co. Inc.                  3.5
Industrials                           9.0                                                  7. First Solar, Inc.                 3.5
Consumer Staples                      7.1    ==========================================    8. International Business Machines
Utilities                             1.0    Total Net Assets            $166.0 million       Corp.                             3.5
Telecommunication Services            0.7    Total Number of Holdings*               66    9. Medco Health Solutions, Inc.      3.2
Financials                            0.6    ==========================================   10. Gap, Inc. (The)                   3.1
Money Market Funds and U.S.                                                               ==========================================
Treasury Bills Plus Other Assets
Less Liabilities                      1.0    The Fund's holdings are subject to change, and there is no assurance that the Fund will
==========================================   continue to hold any particular security.

                                             *  Excluding money market fund holdings.


4   AIM STRUCTURED GROWTH FUND

   Market volatility increased               mizer may indicate that its transaction      JEREMY LEFKOWITZ
significantly after the close of the         costs are too high and/or its risk level
Fund's fiscal year. To put some context      is unacceptable. Placing more of an          Portfolio manager, is lead manager of AIM
around the recent financial events: The      emphasis on transaction costs and            Structured Growth Fund. He began his
markets have shown serious strain for more   potential risk in making stock selections    investment career in 1968 and has been
than a year, largely the result of years     can benefit or detract from Fund             associated with Invesco Institutional
of lax credit practices associated with      performance. For the fiscal year, it         and/or its affiliates since 1982. Mr.
the housing boom. Mortgage loans of          detracted from our results.                  Lefkowitz earned a B.S. in industrial
questionable quality were often bundled                                                   engineering and an M.B.A. in finance from
into hard-to-understand securities and          Stock selection within the portfolio      Columbia University.
sold to various financial institutions.      was weak for the fiscal year. Alternative
The complexity and obscure structure of      energy securities made the greatest          DANIEL KOSTYK
these securities hid an Achilles' heel of    contribution to returns. FIRST SOLAR and
our financial system, creating a liquidity   MOSAIC outpaced the market by a wide         Chartered Financial Analyst, portfolio
crisis of historic severity.                 margin as investors sought companies         manager, is manager of AIM Structured
                                             looking to profit from alternatives to oil   Growth Fund. He has been associated with
   Now those securities remain on the        in the energy industry. Detracting from      Invesco Institutional and/or its
financial institutions' balance sheets --    performance, however, were WELLCARE GROUP,   affiliates since 1995. Mr. Kostyk earned
eroding capital, driving down profits and    MCDERMOTT INTERNATIONAL and GARMIN.          a B.S. in mechanical engineering from
preventing normal trading among banks and    WellCare Group and Garmin were no longer     Northwestern University in Chicago.
other financial institutions due to the      held by the Fund as of the close of the
participating financial institutions'        fiscal year.                                 ANTHONY MUNCHAK
stability being in question. After the
close of the fiscal year, this situation        The portfolio was overweight              Chartered Financial Analyst, portfolio
came to a head as some of these              contributors and detractors relative to      manager, is manager of AIM Structured
institutions began running out of the        the benchmark. Our strategy emphasized       Growth Fund. He has been associated with
capital needed to operate their businesses   stocks we believed possessed strong          Invesco Institutional and/or its
and found investors unwilling to supply      earnings growth, positive price trends and   affiliates since 2000. Mr. Munchak earned
fresh capital. Compounding the problem is    reasonable valuations.                       a B.S. and an M.S. from Boston College. He
growing concern over future economic                                                      also earned an M.B.A. from Bentley
prospects.                                      In terms of risk management, we seek to   College.
                                             minimize any style biases in the
   To ensure the orderly functioning of      portfolio. Active managers typically add     GLEN MURPHY
the credit markets and thereby preventing    value in one or a combination of four
a more severe economic downturn, in early    areas: beta bias (relative volatility),      Chartered Financial Analyst, portfolio
October Congress enacted a $700 billion      style bias, sector/ industry over/under      manager, is manager of AIM Structured
rescue plan -- the Troubled Assets Relief    weight and stock selection. We attempt to    Growth Fund. He has been associated with
Program. In addition, the Fed -- in          add value through our stock selection        Invesco Institutional and/or its
concert with other world banks -- lowered    decisions. Consequently, our risk            affiliates since 1995. Mr. Murphy earned
short-term interest rates from 2.0% to       management process seeks to neutralize the   a B.B.A. from the University of
1.5% on October 8, 2008.(2)                  Fund's exposure relative to the benchmark    Massachu-setts and an M.S. in finance from
                                             with regard to beta, style and               Boston College.
   Regarding the returns for AIM             sector/industry exposures.
Structured Growth Fund, it is important to                                                FRANCIS ORLANDO
understand our investment process to            We thank you for your continued
better evaluate the drivers of our           investment in AIM Structured Growth Fund.    Chartered Financial Analyst, portfolio
relative performance versus the                                                           manager, is manager of AIM Structured
style-specific benchmark. We generally       (1) Lipper Inc.                              Growth Fund. He has been associated with
evaluate performance based on the impact                                                  Invesco Institutional and/or its
of our stock selection and risk management   (2) U.S. Federal Reserve                     affiliates since 1987. Mr. Orlando earned
processes.                                                                                a B.B.A. from Merrimack College and an
                                             (3) Bureau of Economic Analysis              M.B.A. from Boston University.
   Our stock selection model (based on
company earnings momentum, price trend,      (4) Bureau of Labor Statistics               Assisted by the U.S. Structured Products
management action and relative value) that                                                Group Research Team
makes up our alpha (excess return)           The views and opinions expressed in
forecast for stocks in our investment        management's discussion of Fund
universe was a detractor from Fund           performance are those of Invesco Aim
performance. However, in selecting           Advisors, Inc. These views and opinions
holdings for the Fund, we also take into     are subject to change at any time based on
account our risk and transaction cost        factors such as market and economic
forecasts. We use our optimization           conditions. These views and opinions may
software to assist in making investment      not be relied upon as investment advice or
decisions, based on risk and transaction     recommendations, or as an offer for a
cost forecasts as well as our alpha          particular security. The information is
forecast. Consequently, while our stock      not a complete analysis of every aspect of
selection model may identify a stock with    any market, country, industry, security or
an attractive alpha forecast, the opti-      the Fund. Statements of fact are from
                                             sources considered reliable, but Invesco
                                             Aim Advisors, Inc. makes no representation
                                             or warranty as to their completeness or
                                             accuracy. Although historical performance
                                             is no guarantee of future results, these
                                             insights may help you understand our
                                             investment management philosophy.

                                             See important Fund and index disclosures
                                             later in this report.


5   AIM STRUCTURED GROWTH FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            deferred sales charges. Index results
comparable future results.                   include reinvested dividends, but they do
                                             not reflect sales charges. Performance of
   The data shown in the chart include       an index of funds reflects fund expenses
reinvested distributions, applicable sales   and management fees; performance of a
charges, Fund expenses and management        market index does not. Performance shown
fees. Results for Class B shares are         in the chart and table(s) does not reflect
calculated as if a hypothetical              deduction of taxes a shareholder would pay
shareholder had liquidated his entire        on Fund distributions or sale of Fund
investment in the Fund at the close of the   shares.
reporting period and paid the applicable
contingent


6   AIM STRUCTURED GROWTH FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT - CLASS A, B, C AND R SHARES
Fund and index data from 3/31/06

          AIM Structured   AIM Structured   AIM Structured   AIM Structured                                        Lipper Large-Cap
           Growth Fund-     Growth Fund-     Growth Fund-     Growth Fund-    Russell 1000                           Growth Funds
Date      Class A Shares   Class B Shares   Class C Shares   Class R Shares   Growth Index(1)   S&P 500 Index(1)       Index(1)

3/31/06       $ 9450           $10000           $10000           $10000            $10000            $10000             $10000
   4/06         9488            10030            10030            10030              9986             10134               9984
   5/06         9204             9720             9720             9730              9648              9843               9519
   6/06         9299             9820             9820             9830              9610              9856               9487
   7/06         9167             9680             9680             9691              9427              9917               9244
   8/06         9384             9899             9899             9920              9721             10152               9458
   9/06         9668            10190            10190            10220              9988             10414               9662
  10/06        10103            10649            10649            10680             10339             10753               9953
  11/06        10301            10849            10849            10880             10544             10957              10180
  12/06        10262            10800            10800            10843             10580             11111              10234
   1/07        10594            11141            11141            11183             10852             11279              10498
   2/07        10300            10830            10830            10882             10648             11059              10261
   3/07        10490            11020            11020            11073             10706             11182              10339
   4/07        10822            11361            11361            11423             11210             11677              10758
   5/07        11295            11852            11852            11923             11613             12084              11123
   6/07        11021            11561            11552            11633             11440             11884              11018
   7/07        10755            11271            11271            11353             11262             11516              10878
   8/07        10850            11361            11361            11453             11442             11688              11057
   9/07        11267            11792            11792            11883             11921             12125              11732
  10/07        11826            12372            12372            12474             12327             12318              12256
  11/07        11513            12032            12032            12133             11873             11802              11756
  12/07        11692            12214            12214            12325             11830             11721              11767
   1/08        10413            10865            10865            10967             10907             11018              10760
   2/08        10198            10639            10639            10751             10691             10660              10536
   3/08        10110            10547            10547            10658             10626             10614              10446
   4/08        10559            10999            10999            11121             11184             11131              11090
   5/08        10794            11236            11236            11368             11593             11275              11392
   6/08        10140            10546            10546            10669             10758             10325              10554
   7/08        10003            10401            10401            10535             10554             10239              10346
   8/08         9957            10041            10341            10475             10668             10387              10374
====================================================================================================================================

(1) Lipper Inc.

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS

As of 8/31/08, including maximum             As of 6/30/08, the most recent calendar
applicable sales charges                     quarter-end, including maximum applicable
                                             sales charges
CLASS A SHARES
                                             CLASS A SHARES
Inception (3/31/06)                 -0.18%
 1 Year                            -13.32    Inception (3/31/06)                  0.63%
                                              1 Year                            -13.07
CLASS B SHARES
                                             CLASS B SHARES
Inception (3/31/06)                  0.17%
 1 Year                            -13.40    Inception (3/31/06)                  1.09%
                                              1 Year                            -13.21
CLASS C SHARES
                                             CLASS C SHARES
Inception (3/31/06)                  1.40%
 1 Year                             -9.86    Inception (3/31/06)                  2.40%
                                              1 Year                             -9.58
CLASS R SHARES
                                             CLASS R SHARES
Inception (3/31/06)                  1.94%
 1 Year                             -8.55    Inception (3/31/06)                  2.93%
                                              1 Year                             -8.28
==========================================   ==========================================

THE PERFORMANCE DATA QUOTED REPRESENT PAST      CLASS A SHARE PERFORMANCE REFLECTS THE
PERFORMANCE AND CANNOT GUARANTEE             MAXIMUM 5.50% SALES CHARGE, AND CLASS B
COMPARABLE FUTURE RESULTS; CURRENT           AND CLASS C SHARE PERFORMANCE REFLECTS THE
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   APPLICABLE CONTINGENT DEFERRED SALES
VISIT INVESCOAIM. COM FOR THE MOST RECENT    CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
MONTH-END PERFORMANCE. PERFORMANCE FIGURES   CDSC ON CLASS B SHARES DECLINES FROM 5%
REFLECT REINVESTED DISTRIBUTIONS, CHANGES    BEGINNING AT THE TIME OF PURCHASE TO 0% AT
IN NET ASSET VALUE AND THE EFFECT OF THE     THE BEGINNING OF THE SEVENTH YEAR. THE
MAXIMUM SALES CHARGE UNLESS OTHERWISE        CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
STATED. INVESTMENT RETURN AND PRINCIPAL      YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE    HAVE A FRONT-END SALES CHARGE; RETURNS
A GAIN OR LOSS WHEN YOU SELL SHARES.         SHOWN ARE AT NET ASSET VALUE AND DO NOT
                                             REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
   THE NET ANNUAL FUND OPERATING EXPENSE     ON A TOTAL REDEMPTION OF RETIREMENT PLAN
RATIO SET FORTH IN THE MOST RECENT FUND      ASSETS WITHIN THE FIRST YEAR.
PROSPECTUS AS OF THE DATE OF THIS REPORT
FOR CLASS A, CLASS B, CLASS C AND CLASS R       THE PERFORMANCE OF THE FUND'S SHARE
SHARES WAS 1.01%, 1.76%, 1.76% AND 1.26%,    CLASSES WILL DIFFER PRIMARILY DUE TO
RESPECTIVELY.(1) THE TOTAL ANNUAL FUND       DIFFERENT SALES CHARGE STRUCTURES AND
OPERATING EXPENSE RATIO SET FORTH IN THE     CLASS EXPENSES.
MOST RECENT FUND PROSPECTUS AS OF THE DATE
OF THIS REPORT FOR CLASS A, CLASS B, CLASS      HAD THE ADVISOR NOT WAIVED FEES AND/OR
C AND CLASS R SHARES WAS 1.29%, 2.04%,       REIMBURSED EXPENSES IN THE PAST,
2.04% AND 1.54%, RESPECTIVELY. THE EXPENSE   PERFORMANCE WOULD HAVE BEEN LOWER.
RATIOS PRESENTED ABOVE MAY VARY FROM THE
EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   (1) Total annual operating expenses less
OF THIS REPORT THAT ARE BASED ON EXPENSES        any contractual fee waivers and/or
INCURRED DURING THE PERIOD COVERED BY THIS       expense reimbursements by the advisor
REPORT.                                          in effect through at least June 30,
                                                 2009. See current prospectus for more
                                                 information.



7   AIM STRUCTURED GROWTH FUND

AIM STRUCTURED GROWTH FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of August 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          o  The Fund may use enhanced investment      -  The Fund is not managed to track the
                                                techniques such as leveraging and            performance of any particular index,
o  Effective September 30, 2003, only           derivatives. Leveraging entails risks        including the indexes defined here, and
   previously established qualified plans       such as magnifying changes in the value      consequently, the performance of the
   are eligible to purchase Class B shares      of the portfolio's securities.               Fund may deviate significantly from the
   of any AIM fund.                             Derivatives are subject to counterparty      performance of the indexes.
                                                risk -- the risk that the other party
o  Class R shares are available only to         will not complete the transaction with    -  A direct investment cannot be made in
   certain retirement plans. Please see         the Fund.                                    an index. Unless otherwise indicated,
   the prospectus for more information.                                                      index results include reinvested
                                             o  There is no guarantee that the               dividends, and they do not reflect
PRINCIPAL RISKS OF INVESTING IN THE FUND        investment techniques and risk analyses      sales charges. Performance of an index
                                                used by the Fund's portfolio managers        of funds reflects fund expenses;
o  Credit risk is the risk of loss on an        will produce the desired results.            performance of a market index does not.
   investment due to the deterioration of
   an issuer's financial health. Such a      o  The prices of securities held by the      OTHER INFORMATION
   deterioration of financial health may        Fund may decline in response to market
   result in a reduction of the credit          risks.                                    -  The Chartered Financial Analyst
   rating of the issuer's securities and                                                     --REGISTERED TRADEMARK--(CFA)
   may lead to the issuer's inability to     o  Since a large percentage of the Fund's       --REGISTERED TRADEMARK-- designation is
   honor its contractual obligations,           assets may be invested in securities of      a globally recognized standard for
   including making timely payment of           a limited number of companies, each          measuring the competence and integrity
   interest and principal.                      investment has a greater effect on the       of investment professionals.
                                                Fund's overall performance, and any
o  Prices of equity securities change in        change in the value of those securities   -  The returns shown in the management's
   response to many factors including the       could significantly affect the value of      discussion of Fund performance are
   historical and prospective earnings of       your investment in the Fund.                 based on net asset values calculated
   the issuer, the value of its assets,                                                      for shareholder transactions. Generally
   general economic conditions, interest     ABOUT INDEXES USED IN THIS REPORT               accepted accounting principles require
   rates, investor perceptions and market                                                    adjustments to be made to the net
   liquidity.                                o  The S&P 500--REGISTERED TRADEMARK--          assets of the Fund at period end for
                                                INDEX is a market                            financial reporting purposes, and as
o  Foreign securities have additional           capitalization-weighted index covering       such, the net asset values for
   risks, including exchange rate changes,      all major areas of the U.S. economy. It      shareholder transactions and the
   political and economic upheaval, the         is not the 500 largest companies, but        returns based on those net asset values
   relative lack of information,                rather the most widely held 500              may differ from the net asset values
   relatively low market liquidity, and         companies chosen with respect to market      and returns reported in the Financial
   the potential lack of strict financial       size, liquidity, and their industry.         Highlights.
   and accounting controls and standards.
                                             o  The RUSSELL 1000--REGISTERED              -  Industry classifications used in this
o  The Fund invests in "growth" stocks,         TRADEMARK-- GROWTH INDEX measures the        report are generally according to the
   which may be more volatile than other        performance of those Russell 1000            Global Industry Classification
   investment styles because growth stocks      companies with higher price-to-book          Standard, which was developed by and is
   are more sensitive to investor               ratios and higher forecasted growth          the exclusive property and a service
   perceptions of an issuing company's          values. The Russell 1000 Growth Index        mark of MSCI Inc. and Standard & Poor's
   growth potential.                            is a trademark/service mark of the
                                                Frank Russell Company.
o  Interest rate risk refers to the risk        Russell--REGISTERED TRADEMARK-- is a
   that bond prices generally fall as           trademark of the Frank Russell Company.
   interest rates rise; conversely, bond
   prices generally rise as interest rates   o  The LIPPER LARGE-CAP GROWTH FUNDS INDEX
   fall.                                        is an equally weighted representation
                                                of the largest funds in the Lipper
o  Portfolio turnover is greater than most      Large-Cap Growth Funds category. These
   funds, which may affect the Fund's           funds typically have an above-average
   performance due to higher brokerage          price-to-earnings ratio, price-to-book
   commissions. Active trading may also         ratio, and three-year sales-per-share
   increase short-term gains and losses,        growth value, compared to the S&P 500
   which may also result in taxable gain        Index.
   distributions to the Fund's
   shareholders.

=======================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     ==========================================
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           FUND NASDAQ SYMBOLS
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================   Class A Shares                       AASGX
                                                                                          Class B Shares                       BASGX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class C Shares                       CASGX
                                                                                          Class R Shares                       RASGX
                                                                                          ==========================================


8   AIM STRUCTURED GROWTH FUND

SCHEDULE OF INVESTMENTS(a)

August 31, 2008





                                                       SHARES          VALUE
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-99.00%

AEROSPACE & DEFENSE-1.77%

Boeing Co. (The)                                         19,900    $  1,304,644
-------------------------------------------------------------------------------
Honeywell International Inc.                             32,700       1,640,559
===============================================================================
                                                                      2,945,203
===============================================================================


APPAREL RETAIL-4.18%

Aeropostale, Inc.(b)(c)                                  49,400       1,722,084
-------------------------------------------------------------------------------
Gap, Inc. (The)(b)                                      267,800       5,208,710
===============================================================================
                                                                      6,930,794
===============================================================================


BIOTECHNOLOGY-1.43%

Biogen Idec Inc.(c)                                      46,500       2,368,245
===============================================================================


COAL & CONSUMABLE FUELS-2.72%

Walter Industries, Inc.                                  48,100       4,511,780
===============================================================================


COMPUTER & ELECTRONICS RETAIL-1.42%

RadioShack Corp.                                        123,900       2,355,339
===============================================================================


COMPUTER HARDWARE-8.97%

Apple Inc.(c)                                            17,800       3,017,634
-------------------------------------------------------------------------------
Hewlett-Packard Co.                                     131,400       6,165,288
-------------------------------------------------------------------------------
International Business Machines Corp.                    46,900       5,709,137
===============================================================================
                                                                     14,892,059
===============================================================================


COMPUTER STORAGE & PERIPHERALS-2.80%

QLogic Corp.(c)                                          33,800         631,384
-------------------------------------------------------------------------------
Seagate Technology                                       23,800         354,858
-------------------------------------------------------------------------------
Western Digital Corp.(c)                                134,100       3,655,566
===============================================================================
                                                                      4,641,808
===============================================================================


CONSTRUCTION & ENGINEERING-0.50%

Foster Wheeler Ltd.(c)                                   16,700         829,823
===============================================================================


CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS-0.31%

AGCO Corp.(c)                                             8,300         511,529
===============================================================================


CONSUMER FINANCE-0.29%

Discover Financial Services                              29,000         477,050
===============================================================================


DATA PROCESSING & OUTSOURCED SERVICES-3.52%

Hewitt Associates, Inc.-Class A(c)                       27,100       1,089,691
-------------------------------------------------------------------------------
MasterCard, Inc.-Class A(b)                              19,600       4,753,980
===============================================================================
                                                                      5,843,671
===============================================================================


DIVERSIFIED CHEMICALS-0.10%

E. I. du Pont de Nemours and Co.(b)                       3,900         173,316
===============================================================================


EDUCATION SERVICES-4.12%

Apollo Group Inc.-Class A(c)                             94,400       6,011,392
-------------------------------------------------------------------------------
DeVry, Inc.                                              16,100         830,438
===============================================================================
                                                                      6,841,830
===============================================================================


ELECTRICAL COMPONENTS & EQUIPMENT-4.05%

First Solar, Inc.(c)                                     20,900       5,781,985
-------------------------------------------------------------------------------
GrafTech International Ltd.(c)                           46,100         936,752
===============================================================================
                                                                      6,718,737
===============================================================================


FERTILIZERS & AGRICULTURAL CHEMICALS-4.20%

CF Industries Holdings, Inc.                             28,500       4,343,400
-------------------------------------------------------------------------------
Mosaic Co. (The)                                          9,200         982,008
-------------------------------------------------------------------------------
Terra Industries Inc.(b)                                 32,700       1,643,175
===============================================================================
                                                                      6,968,583
===============================================================================


GENERAL MERCHANDISE STORES-0.37%

Big Lots, Inc.(b)(c)                                     20,700         612,099
===============================================================================


HEALTH CARE DISTRIBUTORS-0.28%

PharMerica Corp.(b)(c)                                   19,800         468,666
===============================================================================


HEALTH CARE SERVICES-5.95%

Express Scripts, Inc.(c)                                 62,100       4,558,761
-------------------------------------------------------------------------------
Medco Health Solutions, Inc.(c)                         113,600       5,322,160
===============================================================================
                                                                      9,880,921
===============================================================================


HOMEBUILDING-0.74%

D.R. Horton, Inc.(b)                                     99,100       1,234,786
===============================================================================


HYPERMARKETS & SUPER CENTERS-3.87%

Wal-Mart Stores, Inc.                                   108,700       6,420,909
===============================================================================


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-0.99%

Mirant Corp.(b)(c)                                       55,600       1,644,648
===============================================================================


INDUSTRIAL CONGLOMERATES-2.07%

General Electric Co.                                    117,200       3,293,320
-------------------------------------------------------------------------------
McDermott International, Inc.(c)                          4,200         145,866
===============================================================================
                                                                      3,439,186
===============================================================================


INDUSTRIAL MACHINERY-0.27%

Bean (John) Technologies Corp.(c)                        34,900         453,700
===============================================================================


INTEGRATED OIL & GAS-7.03%

ConocoPhillips                                            9,800         808,598
-------------------------------------------------------------------------------
Exxon Mobil Corp.                                        79,300       6,344,793
-------------------------------------------------------------------------------
Occidental Petroleum Corp.                               56,800       4,507,648
===============================================================================
                                                                     11,661,039
===============================================================================


INTEGRATED TELECOMMUNICATION SERVICES-0.67%

Verizon Communications Inc.                              31,700       1,113,304
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM STRUCTURED GROWTH FUND

                                                       SHARES          VALUE
-------------------------------------------------------------------------------
INTERNET RETAIL-0.10%

Netflix Inc.(c)                                           5,500    $    169,620
===============================================================================


INTERNET SOFTWARE & SERVICES-2.92%

eBay Inc.(c)                                            194,200       4,841,406
===============================================================================


LEISURE PRODUCTS-0.60%

Hasbro, Inc.                                             26,600         994,840
===============================================================================


METAL & GLASS CONTAINERS-2.12%

Owens-Illinois, Inc.(c)                                  78,800       3,514,480
===============================================================================


OIL & GAS EQUIPMENT & SERVICES-0.33%

Halliburton Co.                                          12,400         544,856
===============================================================================


OIL & GAS STORAGE & TRANSPORTATION-2.71%

Frontline Ltd. (Bermuda)(b)                              74,600       4,506,586
===============================================================================


PHARMACEUTICALS-7.61%

Forest Laboratories, Inc.(c)                             25,400         906,526
-------------------------------------------------------------------------------
Lilly (Eli) and Co.                                      90,200       4,207,830
-------------------------------------------------------------------------------
Merck & Co. Inc.                                        163,400       5,828,478
-------------------------------------------------------------------------------
Perrigo Co.(b)                                           13,300         465,367
-------------------------------------------------------------------------------
Pfizer Inc.                                              64,400       1,230,684
===============================================================================
                                                                     12,638,885
===============================================================================


SEMICONDUCTOR EQUIPMENT-0.85%

Amkor Technology, Inc.(b)(c)                             54,500         409,295
-------------------------------------------------------------------------------
Applied Materials, Inc.                                  55,500         994,560
===============================================================================
                                                                      1,403,855
===============================================================================


SEMICONDUCTORS-3.93%

Intel Corp.                                              63,500       1,452,245
-------------------------------------------------------------------------------
National Semiconductor Corp.(b)                          16,500         353,595
-------------------------------------------------------------------------------
Texas Instruments Inc.                                  192,700       4,723,077
===============================================================================
                                                                      6,528,917
===============================================================================


SOFT DRINKS-1.13%

Coca-Cola Co. (The)                                      26,400       1,374,648
-------------------------------------------------------------------------------
Dr. Pepper Snapple Group, Inc.(c)                        20,400         504,084
===============================================================================
                                                                      1,878,732
===============================================================================


SPECIALIZED REIT'S-0.31%

Public Storage                                            5,800         512,256
===============================================================================


STEEL-2.97%

AK Steel Holding Corp.                                   86,500       4,550,765
-------------------------------------------------------------------------------
Schnitzer Steel Industries, Inc.-Class A                  5,500         376,255
===============================================================================
                                                                      4,927,020
===============================================================================


SYSTEMS SOFTWARE-8.63%

Microsoft Corp.                                         365,800       9,982,682
-------------------------------------------------------------------------------
Symantec Corp.(c)                                       194,500       4,339,295
===============================================================================
                                                                     14,321,977
===============================================================================


TOBACCO-2.17%

Altria Group, Inc.                                       39,800         836,994
-------------------------------------------------------------------------------
Philip Morris International Inc.                         51,600       2,770,920
===============================================================================
                                                                      3,607,914
===============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost 163,955,545)                                           164,330,369
===============================================================================


                                                      PRINCIPAL
                                                       AMOUNT

U.S. TREASURY SECURITIES-0.24%

U.S. TREASURY BILLS-0.24%

1.85%, 09/18/08 (Cost $399,651)(d)(e)                $  400,000         399,651
===============================================================================


                                                       SHARES

MONEY MARKET FUNDS-0.68%

Liquid Assets Portfolio-Institutional Class(f)          565,757         565,757
-------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(f)                565,757         565,757
===============================================================================
  Total Money Market Funds (Cost $1,131,514)                          1,131,514
===============================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-99.92% (Cost $165,486,710)                                  165,861,534
===============================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN


MONEY MARKET FUNDS-5.31%

Liquid Assets Portfolio-Institutional Class (Cost
  $8,814,630)(f)(g)                                   8,814,630       8,814,630
===============================================================================
TOTAL INVESTMENTS-105.23% (Cost $174,301,340)                       174,676,164
===============================================================================
OTHER ASSETS LESS LIABILITIES-(5.23)%                                (8,681,403)
===============================================================================
NET ASSETS-100.00%                                                 $165,994,761
_______________________________________________________________________________
===============================================================================



Investment Abbreviations:

REIT  - Real Estate Investment Trust


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   All or a portion of this security was out on loan at August 31, 2008.
(c)   Non-income producing security.
(d) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e) All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 6.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.
(g) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1I.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM STRUCTURED GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2008




ASSETS:

Investments, at value (Cost
  $164,355,196)*                          $164,730,020
------------------------------------------------------
Investments in affiliated money market
  funds (Cost $9,946,144)                    9,946,144
======================================================
     Total investments (Cost
       $174,301,340)                       174,676,164
======================================================
Cash                                         2,640,457
------------------------------------------------------
Receivables for:
  Fund shares sold                              37,467
------------------------------------------------------
  Dividends                                    218,580
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              5,970
------------------------------------------------------
Other assets                                    22,627
======================================================
     Total assets                          177,601,265
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Investments purchased                      2,640,457
------------------------------------------------------
  Fund shares reacquired                        65,746
------------------------------------------------------
  Collateral upon return of securities
     loaned                                  8,814,630
------------------------------------------------------
  Variation margin                              10,075
------------------------------------------------------
  Accrued fees to affiliates                     7,442
------------------------------------------------------
  Accrued other operating expenses              58,046
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              10,108
======================================================
     Total liabilities                      11,606,504
======================================================
Net assets applicable to shares
  outstanding                             $165,994,761
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $170,643,349
------------------------------------------------------
Undistributed net investment income            604,771
------------------------------------------------------
Undistributed net realized gain (loss)      (5,629,035)
------------------------------------------------------
Unrealized appreciation                        375,676
======================================================
                                          $165,994,761
______________________________________________________
======================================================



NET ASSETS:

Class A                                   $  4,893,527
______________________________________________________
======================================================
Class B                                   $    464,754
______________________________________________________
======================================================
Class C                                   $  1,911,479
______________________________________________________
======================================================
Class R                                   $     26,358
______________________________________________________
======================================================
Institutional Class                       $158,698,643
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                        479,960
______________________________________________________
======================================================
Class B                                         46,242
______________________________________________________
======================================================
Class C                                        190,162
______________________________________________________
======================================================
Class R                                          2,589
______________________________________________________
======================================================
Institutional Class                         15,517,107
______________________________________________________
======================================================
Class A:
  Net asset value per share               $      10.20
------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $10.20 divided
       by 94.50%)                         $      10.79
______________________________________________________
======================================================
Class B:
  Net asset value and offering price
     per share                            $      10.05
______________________________________________________
======================================================
Class C:
  Net asset value and offering price
     per share                            $      10.05
______________________________________________________
======================================================
Class R:
  Net asset value and offering price
     per share                            $      10.18
______________________________________________________
======================================================
Institutional Class:
  Net asset value and offering price
     per share                            $      10.23
______________________________________________________
======================================================



* At August 31, 2008, securities with an aggregate value of $8,607,919 were on loan to brokers.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM STRUCTURED GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended August 31, 2008




INVESTMENT INCOME:

Dividends                                                                           $  2,263,993
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $85,221)                                                                            168,071
------------------------------------------------------------------------------------------------
Interest                                                                                   7,203
================================================================================================
     Total investment income                                                           2,439,267
================================================================================================


EXPENSES:

Advisory fees                                                                          1,064,053
------------------------------------------------------------------------------------------------
Administrative services fees                                                              50,000
------------------------------------------------------------------------------------------------
Custodian fees                                                                            11,929
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                 16,159
------------------------------------------------------------------------------------------------
  Class B                                                                                  5,657
------------------------------------------------------------------------------------------------
  Class C                                                                                 22,456
------------------------------------------------------------------------------------------------
  Class R                                                                                     83
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                                                      18,757
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                       6,481
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 20,462
------------------------------------------------------------------------------------------------
Other                                                                                    142,384
================================================================================================
     Total expenses                                                                    1,358,421
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (19,507)
================================================================================================
     Net expenses                                                                      1,338,914
================================================================================================
Net investment income                                                                  1,100,353
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                                               (5,163,042)
------------------------------------------------------------------------------------------------
  Futures contracts                                                                     (402,423)
================================================================================================
                                                                                      (5,565,465)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                              (10,559,470)
------------------------------------------------------------------------------------------------
  Futures contracts                                                                      (18,293)
================================================================================================
                                                                                     (10,577,763)
================================================================================================
Net realized and unrealized gain (loss)                                              (16,143,228)
================================================================================================
Net increase (decrease) in net assets resulting from operations                     $(15,042,875)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM STRUCTURED GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended August 31, 2008 and 2007



                                                                                2008            2007
--------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $  1,100,353    $    539,308
--------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                    (5,565,465)      5,263,156
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (10,577,763)     10,523,460
========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (15,042,875)     16,325,924
========================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                                        (16,383)         (3,871)
--------------------------------------------------------------------------------------------------------
  Class R                                                                             --            (150)
--------------------------------------------------------------------------------------------------------
  Institutional Class                                                           (840,921)       (290,942)
========================================================================================================
     Total distributions from net investment income                             (857,304)       (294,963)
========================================================================================================

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS:

  Class A                                                                       (206,607)         (2,112)
--------------------------------------------------------------------------------------------------------
  Class B                                                                        (19,986)           (835)
--------------------------------------------------------------------------------------------------------
  Class C                                                                        (68,888)           (875)
--------------------------------------------------------------------------------------------------------
  Class R                                                                           (386)           (648)
--------------------------------------------------------------------------------------------------------
  Institutional Class                                                         (4,857,348)       (102,685)
========================================================================================================
     Total distributions from net realized gains                              (5,153,215)       (107,155)
========================================================================================================

SHARE TRANSACTIONS-NET:

  Class A                                                                     (1,833,555)      6,290,642
--------------------------------------------------------------------------------------------------------
  Class B                                                                         79,346        (309,428)
--------------------------------------------------------------------------------------------------------
  Class C                                                                        136,158       1,359,341
--------------------------------------------------------------------------------------------------------
  Class R                                                                         15,882        (679,209)
--------------------------------------------------------------------------------------------------------
  Institutional Class                                                         15,306,943      61,142,130
========================================================================================================
     Net increase in net assets resulting from share transactions             13,704,774      67,803,476
========================================================================================================
     Net increase (decrease) in net assets                                    (7,348,620)     83,727,282
________________________________________________________________________________________________________
========================================================================================================


NET ASSETS:

  Beginning of year                                                          173,343,381      89,616,099
========================================================================================================
  End of year (including undistributed net investment income of $604,771
     and $368,757, respectively)                                            $165,994,761    $173,343,381
________________________________________________________________________________________________________
========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM STRUCTURED GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

August 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Structured Growth Fund (the "Fund") is a series portfolio of AIM Counselor Series Trust (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest.

  The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is long-term growth of capital.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.


14        AIM STRUCTURED GROWTH FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.


15        AIM STRUCTURED GROWTH FUND

K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.60%
-------------------------------------------------------------------
Next $250 million                                            0.575%
-------------------------------------------------------------------
Next $500 million                                            0.55%
-------------------------------------------------------------------
Next $1.5 billion                                            0.525%
-------------------------------------------------------------------
Next $2.5 billion                                            0.50%
-------------------------------------------------------------------
Next $2.5 billion                                            0.475%
-------------------------------------------------------------------
Next $2.5 billion                                            0.45%
-------------------------------------------------------------------
Over $10 billion                                             0.425%
___________________________________________________________________
===================================================================




  Under the terms of a new master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Previously, under the terms of a master sub-advisory agreement between the Advisor and Invesco Institutional (N.A.), Inc., the Advisor paid Invesco Institutional (N.A.), Inc. 40% of the amount of the Advisor's compensation on the sub-advised assets. This agreement was terminated on May 1, 2008.

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.00%, 1.75%, 1.75%, 1.25% and 0.75% of average daily net assets, respectively, through at least June 30, 2009. In determining the Advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

  Further, the Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended August 31, 2008, the Advisor waived advisory fees of $2,839 and reimbursed class level expenses of $16,230 for Class A, Class B, Class C and Class R shares in proportion to the relative net assets of such classes.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended August 31, 2008, Invesco did not reimburse any expenses.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended August 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales

16        AIM STRUCTURED GROWTH FUND
charges that may be paid by any class of shares of the Fund. For the year ended August 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2008, IADI advised the Fund that IADI retained $2,642 in front-end sales commissions from the sale of Class A shares and $0, $742, $2,875 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended August 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $438.

NOTE 4--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended August 31, 2008, the Fund paid legal fees of $2,805 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 6--FUTURES CONTRACTS


                                         OPEN FUTURES CONTRACTS AT PERIOD-END
---------------------------------------------------------------------------------------------------------------------
                                                        NUMBER OF           MONTH/            VALUE       UNREALIZED
CONTRACT                                                CONTRACTS         COMMITMENT        08/31/08     APPRECIATION
---------------------------------------------------------------------------------------------------------------------
Chicago Mercantile Exchange E-mini S&P 500 Index            13        September-08/Long     $833,690         $852
_____________________________________________________________________________________________________________________
=====================================================================================================================



NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended August 31, 2008 and 2007 was as follows:

                                                                                 2008          2007
-----------------------------------------------------------------------------------------------------
Ordinary income                                                               $5,736,595     $346,557
-----------------------------------------------------------------------------------------------------
Long-term capital gain                                                           273,924       55,561
=====================================================================================================
Total distributions                                                           $6,010,519     $402,118
_____________________________________________________________________________________________________
=====================================================================================================





17        AIM STRUCTURED GROWTH FUND

TAX COMPONENTS OF NET ASSETS:

As of August 31, 2008, the components of net assets on a tax basis were as follows:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $    614,765
------------------------------------------------------------------------------------------------
Net unrealized appreciation -- investments                                               367,369
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                            (9,994)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                               (665,716)
------------------------------------------------------------------------------------------------
Post-October capital loss deferral                                                    (4,955,012)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        170,643,349
================================================================================================
Total net assets                                                                    $165,994,761
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of August 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
August 31, 2016                                                                      $665,716
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2008 was $218,479,021 and $208,522,525, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $ 13,327,802
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (12,960,433)
================================================================================================
Net unrealized appreciation of investment securities                                $    367,369
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $174,308,795.


NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of distributions, on August 31, 2008, undistributed net investment income was decreased by $7,035 and undistributed net realized gain (loss) was increased by $7,035. This reclassification had no effect on the net assets of the Fund.


18        AIM STRUCTURED GROWTH FUND

NOTE 10--SHARE INFORMATION


                                             CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                                               -------------------------------------------------------
                                                                        2008(a)                         2007
                                                               -------------------------     -------------------------
                                                                 SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        126,221     $ 1,439,845       754,832     $ 8,442,717
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         37,404         424,646        52,116         576,888
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         64,135         718,782       201,234       2,271,388
----------------------------------------------------------------------------------------------------------------------
  Class R                                                          1,458          15,648           797           8,993
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          1,601,599      18,008,711     5,931,247      66,326,390
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         18,312         218,096           511           5,619
----------------------------------------------------------------------------------------------------------------------
  Class B                                                          1,576          18,615            75             824
----------------------------------------------------------------------------------------------------------------------
  Class C                                                          5,708          67,407            80             875
----------------------------------------------------------------------------------------------------------------------
  Class R                                                             32             386            72             798
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            477,642       5,698,269        35,784         393,627
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                          7,720          81,915         2,709          31,228
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         (7,802)        (81,915)       (2,728)        (31,228)
======================================================================================================================
Reacquired:
  Class A                                                       (325,612)     (3,573,411)     (191,553)     (2,188,922)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (26,522)       (282,000)      (74,712)       (855,912)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        (61,575)       (650,031)      (79,974)       (912,922)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                            (14)           (152)      (59,757)       (689,000)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           (784,168)     (8,400,037)     (484,204)     (5,577,887)
======================================================================================================================
                                                               1,136,114     $13,704,774     6,086,529     $67,803,476
______________________________________________________________________________________________________________________
======================================================================================================================



(a) 89% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco Aim.

NOTE 11--NEW ACCOUNTING STANDARD

In March 2008, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. The standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position and financial performance. It is effective for financial statements issued for fiscal years beginning after November 15, 2008. Management is currently in the process of determining the impact of the standard on the Fund's disclosures in the financial statements.


19        AIM STRUCTURED GROWTH FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                       INCOME (LOSS) FROM
                                      INVESTMENT OPERATIONS
                              ------------------------------------
                                            NET GAINS                             DISTRIBUTIONS
                                           (LOSSES) ON              ----------------------------------------
                   NET ASSET      NET      SECURITIES                DIVIDENDS  DISTRIBUTIONS
                     VALUE,   INVESTMENT      (BOTH     TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                   BEGINNING    INCOME    REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END    TOTAL
                   OF PERIOD   (LOSS)(a)   UNREALIZED)  OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD  RETURN(b)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended
  08/31/08           $11.45     $ 0.04       $(0.93)      $(0.89)     $(0.03)       $(0.33)        $(0.36)      $10.20      (8.25)%
Year ended
  08/31/07             9.93       0.02         1.53         1.55       (0.02)        (0.01)         (0.03)       11.45      15.63
Year ended
  08/31/06(e)         10.00       0.11        (0.18)       (0.07)         --            --             --         9.93      (0.70)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended
  08/31/08            11.35      (0.04)       (0.93)       (0.97)         --         (0.33)         (0.33)       10.05      (8.98)
Year ended
  08/31/07             9.90      (0.07)        1.53         1.46          --         (0.01)         (0.01)       11.35      14.76
Year ended
  08/31/06(e)         10.00       0.08        (0.18)       (0.10)         --            --             --         9.90      (1.00)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended
  08/31/08            11.35      (0.04)       (0.93)       (0.97)         --         (0.33)         (0.33)       10.05      (8.98)
Year ended
  08/31/07             9.90      (0.07)        1.53         1.46          --         (0.01)         (0.01)       11.35      14.76
Year ended
  08/31/06(e)         10.00       0.08        (0.18)       (0.10)         --            --             --         9.90      (1.00)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended
  08/31/08            11.44       0.01        (0.94)       (0.93)         --         (0.33)         (0.33)       10.18      (8.55)
Year ended
  08/31/07             9.92      (0.01)        1.54         1.53       (0.00)        (0.01)         (0.01)       11.44      15.46
Year ended
  08/31/06(e)         10.00       0.10        (0.18)       (0.08)         --            --             --         9.92      (0.80)
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL
  CLASS
Year ended
  08/31/08            11.48       0.07        (0.93)       (0.86)      (0.06)        (0.33)         (0.39)       10.23      (7.99)
Year ended
  08/31/07             9.94       0.05         1.53         1.58       (0.03)        (0.01)         (0.04)       11.48      15.93
Year ended
  08/31/06(e)         10.00       0.12        (0.18)       (0.06)         --            --             --         9.94      (0.60)
___________________________________________________________________________________________________________________________________
===================================================================================================================================

                                       RATIO OF          RATIO OF
                                       EXPENSES          EXPENSES
                                      TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                      NET ASSETS      ASSETS WITHOUT    INVESTMENT
                     NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                    END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                   (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(c)
------------------------------------------------------------------------------------------------
CLASS A
Year ended
  08/31/08            $  4,894           1.00%(d)          1.18%(d)        0.37%(d)      119%
Year ended
  08/31/07               7,481           1.01              1.29            0.17           91
Year ended
  08/31/06(e)              862           1.03(f)           5.52(f)         2.57(f)         7
------------------------------------------------------------------------------------------------
CLASS B
Year ended
  08/31/08                 465           1.75(d)           1.93(d)        (0.38)(d)      119
Year ended
  08/31/07                 472           1.76              2.04           (0.58)          91
Year ended
  08/31/06(e)              662           1.78(f)           6.27(f)         1.82(f)         7
------------------------------------------------------------------------------------------------
CLASS C
Year ended
  08/31/08               1,911           1.75(d)           1.93(d)        (0.38)(d)      119
Year ended
  08/31/07               2,065           1.76              2.04           (0.58)          91
Year ended
  08/31/06(e)              599           1.78(f)           6.27(f)         1.82(f)         7
------------------------------------------------------------------------------------------------
CLASS R
Year ended
  08/31/08                  26           1.25(d)           1.43(d)         0.12(d)       119
Year ended
  08/31/07                  13           1.26              1.54           (0.08)          91
Year ended
  08/31/06(e)              595           1.28(f)           5.77(f)         2.32(f)         7
------------------------------------------------------------------------------------------------
INSTITUTIONAL
  CLASS
Year ended
  08/31/08             158,699           0.73(d)           0.73(d)         0.64(d)       119
Year ended
  08/31/07             163,313           0.75              0.89            0.43           91
Year ended
  08/31/06(e)           86,898           0.77(f)           5.20(f)         2.83(f)         7
________________________________________________________________________________________________
================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d) Ratios are based on average daily net assets (000's omitted) of $6,464, $566, $2,246, $17, and $168,051 for Class A, Class B, Class C, Class R and Institutional Class shares, respectively.
(e)  Commencement date of March 31, 2006.
(f)  Annualized.



20        AIM STRUCTURED GROWTH FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.



21        AIM STRUCTURED GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Counselor Series Trust and Shareholders of AIM Structured Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Structured Growth Fund (one of the funds constituting AIM Counselor Series Trust, hereafter referred to as the "Fund") at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 20, 2008
Houston, Texas




22        AIM STRUCTURED GROWTH FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2008, through August 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (03/01/08)   (08/31/08)(1)   PERIOD(2)     (08/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $976.10        $4.97       $1,020.11       $5.08        1.00%
---------------------------------------------------------------------------------------------------
        B            1,000.00        972.00         8.67        1,016.34        8.87        1.75
---------------------------------------------------------------------------------------------------
        C            1,000.00        972.00         8.67        1,016.34        8.87        1.75
---------------------------------------------------------------------------------------------------
        R            1,000.00        974.20         6.20        1,018.85        6.34        1.25
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period March 1, 2008, through August 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


23        AIM STRUCTURED GROWTH FUND

Supplement to Annual Report dated 8/31/08

AIM STRUCTURED GROWTH FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

==========================================
NASDAQ SYMBOL                        IASGX
==========================================

Fund expenses provided later in this supplement.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY                                                                               [INVESCO AIM LOGO]
                                                                                                                   - SERVICE MARK -
This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

invescoaim.com   SGRO-INS-1   Invesco Aim Distributors, Inc.

Supplement to Annual Report dated 8/31/08

AIM STRUCTURED GROWTH FUND

==========================================
AVERAGE ANNUAL TOTAL RETURNS                    The net annual Fund operating expense     Investment return and principal value will
For periods ended 8/31/08                    ratio set forth in the most recent Fund      fluctuate so your shares, when redeemed,
                                             prospectus as of the date of this            may be worth more or less than their
Inception (3/31/06)                  2.45%   supplement for Institutional Class shares    original cost. See full report for
 1 Year                             -7.99    was 0.75%.(1) The total annual Fund          information on comparative benchmarks.
==========================================   operating expense ratio set forth in the     Please consult your Fund prospectus for
                                             most recent Fund prospectus as of the date   more information. For the most current
==========================================   of this supplement for Institutional Class   month-end performance, please call 800 451
AVERAGE ANNUAL TOTAL RETURNS                 shares was 0.89%. The expense ratios         4246 or visit invescoaim.com.
For periods ended 6/30/08, most recent       presented above may vary from the expense
calendar quarter-end                         ratios presented in other sections of the    1  Total annual operating expenses less
                                             actual report that are based on expenses        any contractual fee waivers and/or
Inception (3/31/06)                  3.43%   incurred during the period covered by the       expense reimbursements by the advisor
 1 Year                             -7.82    report.                                         in effect through at least June 30,
==========================================                                                   2009 See current prospectus for more
                                                Please note that past performance is         information.
Institutional Class shares have no sales     not indicative of future results. More
charge; therefore, performance is at net     recent returns may be more or less than
asset value (NAV). Performance of            those shown. All returns assume
Institutional Class shares will differ       reinvestment of distributions at NAV.
from performance of other share classes
primarily due to differing sales charges
and class expenses.

Past performance cannot guarantee            the chart and table(s) does not reflect      shares. The performance of the Fund's
comparable future results.                   deduction of taxes a shareholder would pay   other share classes will differ primarily
                                             on Fund distributions or sale of Fund        due to different sales charge structures
   The data shown in the chart above         shares. Performance of the indexes does      and class expenses, and may be greater
includes reinvested distributions and Fund   not reflect the effects of taxes.            than or less than the performance of the
expenses including management fees. Index                                                 Fund's Institutional Class shares shown in
results include reinvested dividends.           The performance data shown in the chart   the chart above.
Performance of an index of funds reflects    above is that of the Fund's institutional
fund expenses and management fees;           share class. The performance data shown in
performance of a market index does not.      the chart in the annual report is that of
Performance shown in                         the Fund's Class A, B, C and R

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- INSTITUTIONAL CLASS SHARES
Fund and index data from 3/31/06

          AIM Structured
           Growth Fund-
           Institutional                                        Lipper Large-Cap
               Class         Russell 1000                         Growth Funds
 Date         Shares       Growth Index(1)   S&P 500 Index(1)       Index(1)
3/31/06       $10000           $10000             $10000             $10000
   4/06        10040             9986              10134               9984
   5/06         9740             9648               9843               9519
   6/06         9840             9610               9856               9487
   7/06         9710             9427               9917               9244
   8/06         9940             9721              10152               9458
   9/06        10251             9988              10414               9662
  10/06        10711            10339              10753               9953
  11/06        10921            10544              10957              10180
  12/06        10881            10580              11111              10234
   1/07        11233            10852              11279              10498
   2/07        10932            10648              11059              10261
   3/07        11133            10706              11182              10339
   4/07        11495            11210              11677              10758
   5/07        11997            11613              12084              11123
   6/07        11706            11440              11884              11018
   7/07        11425            11262              11516              10878
   8/07        11525            11442              11688              11057
   9/07        11967            11921              12125              11732
  10/07        12568            12327              12318              12256
  11/07        12237            11873              11802              11756
  12/07        12426            11830              11721              11767
   1/08        11068            10907              11018              10760
   2/08        10850            10691              10660              10536
   3/08        10757            10626              10614              10446
   4/08        11233            11184              11131              11090
   5/08        11493            11593              11275              11392
   6/08        10788            10758              10325              10554
   7/08        10653            10554              10239              10346
   8/08        10602            10668              10387              10374
====================================================================================================================================

(1)  Lipper Inc.

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2008, through August 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


------------------------------------------------------------------------------------------------
                                                                 HYPOTHETICAL
                                                           (5% ANNUAL RETURN BEFORE
                                        ACTUAL                     EXPENSES)
                              ------------------------------------------------------
                 BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
               ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
    CLASS        (03/01/08)   (08/31/08)(1)   PERIOD(2)     (08/31/08)    PERIOD(2)      RATIO
------------------------------------------------------------------------------------------------
Institutional    $1,000.00       $977.10        $3.62       $1,021.47       $3.70        0.73%
------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period March 1, 2008, through August 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM STRUCTURED GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     their assigned funds. During the contract    ated the information provided differently
Counselor Series Trust is required under     renewal process, the Trustees receive        from one another and attributed different
the Investment Company Act of 1940 to        comparative performance and fee data         weight to the various factors. The
approve annually the renewal of the AIM      regarding the AIM Funds prepared by an       Trustees recognized that the advisory
Structured Growth Fund (the Fund)            independent company, Lipper, Inc.            arrangements and resulting advisory fees
investment advisory agreement with Invesco   (Lipper), under the direction and            for the Fund and the other AIM Funds are
Aim Advisors, Inc. (Invesco Aim). During     supervision of the independent Senior        the result of years of review and
contract renewal meetings held on June       Officer who also prepares a separate         negotiation between the Trustees and
18-19, 2008, the Board as a whole and the    analysis of this information for the         Invesco Aim, that the Trustees may focus
disinterested or "independent" Trustees,     Trustees. Each Sub-Committee then makes      to a greater extent on certain aspects of
voting separately, approved the              recommendations to the Investments           these arrangements in some years than in
continuance of the Fund's investment         Committee regarding the performance, fees    others, and that the Trustees'
advisory agreement for another year,         and expenses of their assigned funds. The    deliberations and conclusions in a
effective July 1, 2008. In doing so, the     Investments Committee considers each         particular year may be based in part on
Board determined that the Fund's             Sub-Committee's recommendations and makes    their deliberations and conclusions of
investment advisory agreement is in the      its own recommendations regarding the        these same arrangements throughout the
best interests of the Fund and its           performance, fees and expenses of the AIM    year and in prior years.
shareholders and that the compensation to    Funds to the full Board. The Investments
Invesco Aim under the Fund's investment      Committee also considers each                FACTORS AND CONCLUSIONS AND SUMMARY OF
advisory agreement is fair and reasonable.   Sub-Committee's recommendations in making    INDEPENDENT WRITTEN FEE EVALUATION
                                             its annual recommendation to the Board
   The independent Trustees met separately   whether to approve the continuance of each   The discussion below serves as a summary
during their evaluation of the Fund's        AIM Fund's investment advisory agreement     of the Senior Officer's independent
investment advisory agreement with           and sub-advisory agreements for another      written evaluation with respect to the
independent legal counsel from whom they     year.                                        Fund's investment advisory agreement as
received independent legal advice, and the                                                well as a discussion of the material
independent Trustees also received              The independent Trustees are assisted     factors and related conclusions that
assistance during their deliberations from   in their annual evaluation of the Fund's     formed the basis for the Board's approval
the independent Senior Officer, a            investment advisory agreement by the         of the Fund's investment advisory
full-time officer of the AIM Funds who       independent Senior Officer. One              agreement and sub-advisory agreements.
reports directly to the independent          responsibility of the Senior Officer is to   Unless otherwise stated, information set
Trustees.                                    manage the process by which the AIM Funds'   forth below is as of June 19, 2008 and
                                             proposed management fees are negotiated      does not reflect any changes that may have
THE BOARD'S FUND EVALUATION PROCESS          during the annual contract renewal process   occurred since that date, including but
                                             to ensure that they are negotiated in a      not limited to changes to the Fund's
The Board's Investments Committee has        manner that is at arms' length and           performance, advisory fees, expense
established three Sub-Committees that are    reasonable. Accordingly, the Senior          limitations and/or fee waivers.
responsible for overseeing the management    Officer must either supervise a
of a number of the series portfolios of      competitive bidding process or prepare an    I. Investment Advisory Agreement
the AIM Funds. This SubCommittee structure   independent written evaluation. The Senior
permits the Trustees to focus on the         Officer has recommended that an                 A. Nature, Extent and Quality of
performance of the AIM Funds that have       independent written evaluation be provided         Services Provided by Invesco Aim
been assigned to them. The Sub-Committees    and, at the direction of the Board, has
meet throughout the year to review the       prepared an independent written              The Board reviewed the advisory services
performance of their assigned funds, and     evaluation.                                  provided to the Fund by Invesco Aim under
the Sub-Committees review monthly and                                                     the Fund's investment advisory agreement,
quarterly comparative performance               During the annual contract renewal        the performance of Invesco Aim in
information and periodic asset flow data     process, the Board considered the factors    providing these services, and the
for their assigned funds. These materials    discussed below under the heading "Factors   credentials and experience of the officers
are prepared under the direction and         and Conclusions and Summary of Independent   and employees of Invesco Aim who provide
supervision of the independent Senior        Written Fee Evaluation" in evaluating the    these services. The Board's review of the
Officer. Over the course of each year, the   fairness and reasonableness of the Fund's    qualifications of Invesco Aim to provide
Sub-Committees meet with portfolio           investment advisory agreement and            these services included the Board's
managers for their assigned funds and        sub-advisory agreements at the contract      consideration of Invesco Aim's portfolio
other members of management and review       renewal meetings and at their meetings       and product review process, various back
with these individuals the performance,      throughout the year as part of their         office support functions provided by
investment objective(s), policies,           ongoing oversight of the Fund. The Fund's    Invesco Aim and its affiliates, and
strategies and limitations of these funds.   investment advisory agreement and            Invesco Aim's equity and fixed income
                                             sub-advisory agreements were considered      trading operations. The Board concluded
   In addition to their meetings             separately, although the Board also          that the nature, extent and quality of the
throughout the year, the Sub-Committees      considered the common interests of all of    advisory services provided to the Fund by
meet at designated contract renewal          the AIM Funds in their deliberations. The    Invesco Aim were appropriate and that
meetings each year to conduct an in-depth    Board considered all of the information      Invesco Aim currently is providing
review of the performance, fees and          provided to them and did not identify any    satisfactory advisory services in
expenses of                                  particular factor that was controlling.      accordance with the terms of the Fund's
                                             Each Trustee may have evalu-                 investment advisory agreement. In
                                                                                          addition, based on their ongoing meetings
                                                                                          throughout the year


24   AIM STRUCTURED GROWTH FUND                                                                                            continued

with the Fund's portfolio manager or            C. Advisory Fees and Fee Waivers          the Board concluded that the Fund's
managers, the Board concluded that these                                                  advisory fees were fair and reasonable.
individuals are competent and able to        The Board compared the Fund's contractual
continue to carry out their                  advisory fee rate to the contractual            D. Economies of Scale and Breakpoints
responsibilities under the Fund's            advisory fee rates of funds in the Fund's
investment advisory agreement.               Lipper expense group that are not managed    The Board considered the extent to which
                                             by Invesco Aim, at a common asset level      there are economies of scale in Invesco
   In determining whether to continue the    and as of the end of the past calendar       Aim's provision of advisory services to
Fund's investment advisory agreement, the    year. The Board noted that the Fund's        the Fund. The Board also considered
Board considered the prior relationship      contractual advisory fee rate was below      whether the Fund benefits from such
between Invesco Aim and the Fund, as well    the median contractual advisory fee rate     economies of scale through contractual
as the Board's knowledge of Invesco Aim's    of funds in its expense group. The Board     breakpoints in the Fund's advisory fee
operations, and concluded that it was        also reviewed the methodology used by        schedule or through advisory fee waivers
beneficial to maintain the current           Lipper in determining contractual fee        or expense limitations. The Board noted
relationship, in part, because of such       rates.                                       that the Fund's contractual advisory fee
knowledge. The Board also considered the                                                  schedule includes seven breakpoints but
steps that Invesco Aim and its affiliates       The Board also compared the Fund's        that, due to the Fund's asset level at the
have taken over the last several years to    effective fee rate (the advisory fee after   end of the past calendar year and the way
improve the quality and efficiency of the    any advisory fee waivers and before any      in which the breakpoints have been
services they provide to the AIM Funds in    expense limitations/waivers) to the          structured, the Fund has yet to benefit
the areas of investment performance,         advisory fee rates of other clients of       from the breakpoints. Based on this
product line diversification,                Invesco Aim and its affiliates with          information, the Board concluded that the
distribution, fund operations, shareholder   investment strategies comparable to those    Fund's advisory fees would reflect
services and compliance. The Board           of the Fund, including two mutual funds      economies of scale at higher asset levels.
concluded that the quality and efficiency    advised by Invesco Aim and two mutual        The Board also noted that the Fund shares
of the services Invesco Aim and its          funds sub-advised by an Invesco Aim          directly in economies of scale through
affiliates provide to the AIM Funds in      affiliate. The Board noted that the Fund's   lower fees charged by third party service
each of these areas generally have           rate was: (i) below the rates for two of     providers based on the combined size of
improved, and support the Board's approval   the mutual funds; and (ii) above the         all of the AIM Funds and affiliates.
of the continuance of the Fund's             sub-advisory fee rates for the sub-advised
investment advisory agreement.               mutual funds.                                   E. Profitability and Financial
                                                                                                Resources of Invesco Aim
   B. Fund Performance                          Additionally, the Board compared the
                                             Fund's effective fee rate to the total       The Board reviewed information from
The Board noted that the Fund recently       advisory fees paid by numerous separately    Invesco Aim concerning the costs of the
began operations and that only one           managed accounts/wrap accounts advised by    advisory and other services that Invesco
calendar year of comparative performance     Invesco Aim affiliates. The Board noted      Aim and its affiliates provide to the Fund
data was available. The Board compared the   that the Fund's rate generally was above     and the profitability of Invesco Aim and
Fund's performance during the past           the rates for the separately managed         its affiliates in providing these
calendar year to the performance of funds    accounts/wrap accounts. The Board            services. The Board also reviewed
in the Fund's performance group that are     considered that management of the            information concerning the financial
not managed by Invesco Aim, and against      separately managed accounts/wrap accounts    condition of Invesco Aim and its
the performance of all funds in the Lipper   by the Invesco Aim affiliates involves       affiliates. The Board also reviewed with
Large Cap Growth Funds Index. The Board      different levels of services and different   Invesco Aim the methodology used to
also reviewed the criteria used by Invesco   operational and regulatory requirements      prepare the profitability information. The
Aim to identify the funds in the Fund's      than Invesco Aim's management of the Fund.   Board considered the overall profitability
performance group for inclusion in the       The Board concluded that these differences   of Invesco Aim, as well as the
Lipper reports. The Board noted that the     are appropriately reflected in the fee       profitability of Invesco Aim in connection
Fund's performance was in the third          structure for the Fund.                      with managing the Fund. The Board noted
quintile of its performance group for the                                                 that Invesco Aim continues to operate at a
one year period (the first quintile being       The Board noted that Invesco Aim has      net profit, although increased expenses in
the best performing funds and the fifth      contractually agreed to waive fees and/ or   recent years have reduced the
quintile being the worst performing          limit expenses of the Fund through at        profitability of Invesco Aim and its
funds). The Board noted that the Fund's      least June 30, 2009 in an amount necessary   affiliates. The Board concluded that the
performance was below the performance of     to limit total annual operating expenses     Fund's fees were fair and reasonable, and
the Index for the one year period. The       to a specified percentage of average daily   that the level of profits realized by
Board also considered the steps Invesco      net assets for each class of the Fund. The   Invesco Aim and its affiliates from
Aim has taken over the last several years    Board considered the contractual nature of   providing services to the Fund was not
to improve the quality and efficiency of     this fee waiver and noted that it remains    excessive in light of the nature, quality
the services that Invesco Aim provides to    in effect until at least June 30, 2009.      and extent of the services provided. The
the AIM Funds. The Board concluded that      The Board also considered the effect this    Board considered whether Invesco Aim is
Invesco Aim continues to be responsive to    expense limitation would have on the         financially sound and has the resources
the Board's focus on fund performance.       Fund's estimated total expenses.             necessary to perform its obligations under
                                                                                          the Fund's investment advisory agreement,
                                                After taking account of the Fund's        and concluded that Invesco Aim has the
                                             contractual advisory fee rate, as well as    financial resources necessary to fulfill
                                             the comparative advisory fee information     these obligations.
                                             and the expense limitation discussed
                                             above,


25   AIM STRUCTURED GROWTH FUND                                                                                            continued

   F. Independent Written Evaluation of      were appropriate. The Board also concluded   countries and securities of companies
      the Fund's Senior Officer              that, based on their review and              located in such countries or on various
                                             representations made by Invesco Aim, these   types of investments and investment
The Board noted that, at their direction,    arrangements were consistent with            techniques, and providing investment
the Senior Officer of the Fund, who is       regulatory requirements.                     advisory services. The Board concluded
independent of Invesco Aim and Invesco                                                    that the sub-advisory agreements will
Aim's affiliates, had prepared an               The Board considered the fact that the    benefit the Fund and its shareholders by
independent written evaluation to assist     Fund's uninvested cash and cash collateral   permitting Invesco Aim to utilize the
the Board in determining the                 from any securities lending arrangements     additional resources and talent of the
reasonableness of the proposed management    may be invested in money market funds        Affiliated Sub-Advisers in managing the
fees of the AIM Funds, including the Fund.   advised by Invesco Aim pursuant to           Fund.
The Board noted that they had relied upon    procedures approved by the Board. The
the Senior Officer's written evaluation      Board noted that Invesco Aim will receive       B. Fund Performance
instead of a competitive bidding process.    advisory fees from these affiliated money
In determining whether to continue the       market funds attributable to such            The Board did view Fund performance as a
Fund's investment advisory agreement, the    investments, although Invesco Aim has        relevant factor in considering whether to
Board considered the Senior Officer's        contractually agreed to waive through at     approve the sub-advisory agreements for
written evaluation.                          least June 30, 2009, the advisory fees       the Fund, as one of the Affiliated
                                             payable by the Fund in an amount equal to    Sub-Advisers currently manages the Fund's
   G. Collateral Benefits to Invesco Aim     100% of the net advisory fees Invesco Aim    assets. The Board noted that the Fund
      and its Affiliates                     receives from the affiliated money market    recently began operations and that only
                                             funds with respect to the Fund's             one calendar year of comparative
The Board considered various other           investment of uninvested cash, but not       performance data was available. The Board
benefits received by Invesco Aim and its     cash collateral. The Board considered the    compared the Fund's performance during the
affiliates resulting from Invesco Aim's      contractual nature of this fee waiver and    past calendar year to the performance of
relationship with the Fund, including the    noted that it remains in effect until at     funds in the Fund's performance group that
fees received by Invesco Aim and its         least June 30, 2009. The Board concluded     are not managed by Invesco Aim, and
affiliates for their provision of            that the Fund's investment of uninvested     against the performance of all funds in
administrative, transfer agency and          cash and cash collateral from any            the Lipper Large Cap Growth Funds Index.
distribution services to the Fund. The       securities lending arrangements in the       The Board also reviewed the criteria used
Board considered the performance of          affiliated money market funds is in the      by Invesco Aim to identify the funds in
Invesco Aim and its affiliates in            best interests of the Fund and its           the Fund's performance group for inclusion
providing these services and the             shareholders.                                in the Lipper reports. The Board noted
organizational structure employed by                                                      that the Fund's performance was in the
Invesco Aim and its affiliates to provide    II. Sub-Advisory Agreements                  third quintile of its performance group
these services. The Board also considered                                                 for the one year period (the first
that these services are provided to the         A. Nature, Extent and Quality of          quintile being the best performing funds
Fund pursuant to written contracts which           Services Provided by Affiliated        and the fifth quintile being the worst
are reviewed and approved on an annual             Sub-Advisers                           performing funds). The Board noted that
basis by the Board. The Board concluded                                                   the Fund's performance was below the
that Invesco Aim and its affiliates were     The Board reviewed the services to be        performance of the Index for the one year
providing these services in a satisfactory   provided by Invesco Trimark Ltd., Invesco    period. The Board also considered the
manner and in accordance with the terms of   Asset Management Deutschland, GmbH,          steps Invesco Aim has taken over the last
their contracts, and were qualified to       Invesco Asset Management Limited, Invesco    several years to improve the quality and
continue to provide these services to the    Asset Management (Japan) Limited, Invesco    efficiency of the services that Invesco
Fund.                                        Australia Limited, Invesco Global Asset      Aim provides to the AIM Funds. The Board
                                             Management (N.A.), Inc., Invesco Hong Kong   concluded that Invesco Aim continues to be
   The Board considered the benefits         Limited, Invesco Institutional (N.A.),       responsive to the Board's focus on fund
realized by Invesco Aim as a result of       Inc. and Invesco Senior Secured              performance. The Board also reviewed more
portfolio brokerage transactions executed    Management, Inc. (collectively, the          recent Fund performance and this review
through "soft dollar" arrangements. Under    "Affiliated Sub-Advisers") under the         did not change their conclusions.
these arrangements, portfolio brokerage      sub-advisory agreements and the
commissions paid by the Fund and/or other    credentials and experience of the officers      C. Sub-Advisory Fees
funds advised by Invesco Aim are used to     and employees of the Affiliated
pay for research and execution services.     Sub-Advisers who will provide these          The Board considered the services to be
The Board noted that soft dollar             services. The Board concluded that the       provided by the Affiliated Sub-Advisers
arrangements shift the payment obligation    nature, extent and quality of the services   pursuant to the sub-advisory agreements
for the research and execution services      to be provided by the Affiliated             and the services to be provided by
from Invesco Aim to the funds and            Sub-Advisers were appropriate. The Board     Invesco Aim pursuant to the Fund's
therefore may reduce Invesco Aim's           noted that the Affiliated Sub-Advisers,      investment advisory agreement, as well as
expenses. The Board also noted that          which have offices and personnel that are    the allocation of fees between Invesco Aim
research obtained through soft dollar        geographically dispersed in financial        and the Affiliated Sub-Advisers pursuant
arrangements may be used by Invesco Aim in   centers around the world, have been formed   to the sub-advisory agreements. The Board
making investment decisions for the Fund     in part for the purpose of researching and   noted that the sub-advisory fees have no
and may therefore benefit Fund               compiling information and making             direct effect on the Fund or its
shareholders. The Board concluded that       recommendations on the markets and           share-
Invesco Aim's soft dollar arrangements       economies of various



26   AIM STRUCTURED GROWTH FUND                                                                                            continued

holders, as they are paid by Invesco Aim to the Affiliated Sub-Advisers, and that Invesco Aim and the Affiliated
Sub-Advisers are affiliates. After taking account of the Fund's contractual sub-advisory fee rate, as well as other relevant factors, the Board concluded that the Fund's sub-advisory fees were fair and reasonable.

   D. Financial Resources of the
      Affiliated Sub-Advisers

The Board considered whether each
Affiliated Sub-Adviser is financially
sound and has the resources necessary to perform its obligations under its respective sub-advisory agreement, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.


27   AIM STRUCTURED GROWTH FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                     $273,924
     Qualified Dividend Income*                             30.95%
     Corporate Dividends Received Deduction*                30.83%
     U.S. Treasury Obligations*                              0.24%




     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended November 30, 2007 was 1.41%.


28        AIM STRUCTURED GROWTH FUND

PROXY RESULTS

A Special Meeting ("Meeting") of Shareholders of AIM Structured Growth Fund, an investment portfolio of AIM Counselor Series Trust, a Delaware statutory trust ("Trust"), was held on February 29, 2008 and was adjourned, with respect to certain proposals, until March 28, 2008. The Meeting on March 28, 2008 was held for the following purposes:

(1) Elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund, and each other series portfolio of the Trust, or a share class without a shareholder vote.

The results of the voting on the above matters were as follows:


                                                                                                            WITHHELD/
      MATTERS                                                                              VOTES FOR      ABSTENTIONS**
-----------------------------------------------------------------------------------------------------------------------
(1)*  Bob R. Baker...................................................................      80,004,783        1,692,073
      Frank S. Bayley................................................................      80,042,468        1,654,388
      James T. Bunch.................................................................      80,071,331        1,625,525
      Bruce L. Crockett..............................................................      80,047,680        1,649,176
      Albert R. Dowden...............................................................      80,044,519        1,652,337
      Jack M. Fields.................................................................      80,054,678        1,642,178
      Martin L. Flanagan.............................................................      80,013,733        1,683,123
      Carl Frischling................................................................      80,026,567        1,670,289
      Prema Mathai-Davis.............................................................      80,025,589        1,671,267
      Lewis F. Pennock...............................................................      80,059,672        1,637,184
      Larry Soll, Ph.D. .............................................................      80,040,389        1,656,467
      Raymond Stickel, Jr. ..........................................................      80,056,699        1,640,157
      Philip A. Taylor...............................................................      80,034,136        1,662,720


                                                                              VOTES        WITHHELD/          BROKER
                                                             VOTES FOR       AGAINST      ABSTENTIONS       NON-VOTES
-----------------------------------------------------------------------------------------------------------------------
(2)*  Approve an amendment to the Trust's Agreement and
      Declaration of Trust that would permit the Board
      of Trustees of the Trust to terminate the Trust,
      the Fund, and each other series portfolio of the
      Trust, or a share class without a shareholder
      vote.............................................     55,885,613     10,011,477       2,110,683       13,689,083



 * Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust.

** Includes Broker Non-Votes.


29        AIM STRUCTURED GROWTH FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Counselor Series Trust (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent); Trustee, President and
                                              Principal Executive Officer of The AIM Family of Funds--
                                              Registered Trademark-- (other than AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust); Trustee and
                                              Executive Vice President, The AIM Family of Funds--
                                              Registered Trademark-- (AIM Treasurer's Series Trust and
                                              Short-Term Investments Trust only); and Manager, Invesco
                                              PowerShares Capital Management LLC

                                              Formerly: Director and President, AIM Trimark Corporate
                                              Class Inc. and AIM Trimark Canada Fund Inc.; Director and
                                              President, Invesco Trimark Ltd./Invesco Trimark Ltee
                                              (formerly AIM Funds Management Inc. d/b/a INVESCO Enterprise
                                              Services); Senior Managing Director, Invesco Holding Company
                                              Limited; Trustee and Executive Vice President, Tax-Free
                                              Investments Trust; Director and Chairman, Fund Management
                                              Company (registered broker dealer); President and Principal
                                              Executive Officer, The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term
                                              Investments Trust and Tax-Free Investments Trust only);
                                              President, AIM Trimark Global Fund Inc. and AIM Trimark
                                              Canada Fund Inc.; and Director, Trimark Trust (federally
                                              regulated Canadian Trust Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2003          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            and Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider)
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           1983          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2003          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2000          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2003          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2003          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2003          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2003          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2003          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             1997          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee

                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




30        AIM STRUCTURED GROWTH FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri S. Morris -- 1964        2008          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Assistant Vice
 and Principal Financial                      President, Invesco Aim Advisors, Inc., Invesco Aim Capital
 Officer                                      Management, Inc. and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark--

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2003          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the fund's prospectus for information on the fund's sub-advisors.




OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






31        AIM STRUCTURED GROWTH FUND

====================================================================================================================================

EDELIVERY
INVESCOAIM.COM/EDELIVERY

REGISTER FOR EDELIVERY - eDelivery is the process of receiving your fund and account information via email. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an email notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

WHY SIGN UP?                                                      HOW DO I SIGN UP?

Register for eDelivery to:                                        It's easy. Just follow these simple steps:

-  save your Fund the cost of printing and postage.               1. Log in to your account.

-  reduce the amount of paper you receive.                        2. Click on the "Service Center" tab.

-  gain access to your documents faster by not waiting for the    3. Select "Register for eDelivery" and complete the consent
   mail.                                                             process.

-  view your documents online anytime at your convenience.

- save the documents to your personal computer or print them out for your records.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly
Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco
Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim
Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for
the products and services represented by Invesco Aim; they each provide investment advisory services to           [INVESCO AIM LOGO]
individual and institutional clients and do not sell securities. Invesco Institutional (N.A.), Inc., Invesco        -SERVICE MARK-
Senior Secured Management, Inc., Invesco Global Asset Management (N.A.), Inc., Invesco Trimark Ltd., Invesco
Asset Management (Japan) Ltd., Invesco Hong Kong Ltd., Invesco Australia Limited, Invesco Asset Management
Limited and Invesco Asset Management Deutschland GmbH are affiliated investment advisors that serve as subadvisors to many of the products and services represented by Invesco Aim. Invesco Aim Distributors, Inc. is
the distributor for the retail mutual funds, exchange-traded funds and U.S. institutional money market funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                                                  invescoaim.com   SGRO-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]               AIM STRUCTURED VALUE FUND
 - SERVICE MARK -                Annual Report to Shareholders o August 31, 2008

                               [MOUNTAIN GRAPHIC]

2    Letters to Shareholders
4    Performance Summary
4    Management Discussion
6    Long-Term Fund Performance
8    Supplemental Information
9    Schedule of Investments
12   Financial Statements
14   Notes to Financial Statements
20   Financial Highlights
22   Auditor's Report
23   Fund Expenses
24   Approval of Investment Advisory Agreement
28   Tax Information
29   Results of Proxy
30   Trustees and Officers

                         Dear Shareholder:

                         In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and provide some perspective and encouragement to
        [TAYLOR          fellow long-term investors.
         PHOTO]
                         MARKET OVERVIEW
     Philip Taylor
                         About a year ago or so, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. Nonetheless, U.S. equity markets were performing relatively well. But as the year progressed, the housing market deteriorated, energy prices rose, unemployment increased and the credit crunch grew more widespread.

                            In response, the U.S. Federal Reserve cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Congress and the president worked together to enact an economic stimulus plan, one facet of which was to provide more than 112 million taxpayers with $92 billion in tax rebates.(2)
Historically, actions such as these have stimulated economic growth. Unfortunately, other factors were simultaneously at work behind the scenes, and the market began to reveal the strain of those factors.

HOW WE GOT HERE

The market stresses we saw over the past year were the result of years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were sold to, and traded among, financial institutions. The value of those securities declined; more institutions sought to sell them and fewer institutions were willing to buy them. As a result, financial institutions' access to credit declined and the value of their holdings declined -- preventing normal trading among banks and other financial institutions.

   In October 2008, Congress enacted a plan, the Troubled Assets Relief Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century.

INVESTING IN A VOLATILE MARKET

Whether or not markets recover in the short term, the kind of volatility we've seen of late is a good reminder that in times of market uncertainty, it's wise to stay true to three timeless investing principles:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets. I urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may potentially cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   That leads me to a fourth principle we believe may be critical to your success: Work with a trusted financial advisor. An experienced advisor who knows your goals and situation can be your most valuable asset, particularly during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   Recent market volatility has been disconcerting for everyone. Remember, however, that many of history's significant buying opportunities were the result of short-term economic crises that, in their time, were considered unprecedented. I believe current market volatility and uncertainty may represent a buying opportunity for patient, long-term investors. Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

OUR NEW BRAND IDENTITY

While market conditions are obviously at the top of everyone's mind, there are some significant changes I want to share with you: We have a new name and a new brand -- Invesco Aim.

   Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers with $450 billion in assets under management as of August 31, 2008. Invesco has 5,300 employees in 13 investment centers worldwide serving clients in
100 countries. This provides you:

   o  Diversified investment strategies from distinct management teams around the globe.

   o  A range of investment products to help you achieve your financial goals.

   o  The peace of mind professional asset management and a diversified investment portfolio can provide.

   While our name may have changed, our commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service will never change.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959
4246.

   Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
October 20, 2008

(1) U.S. Federal Reserve Board;

(2) U.S. Department of the Treasury


2   AIM STRUCTURED VALUE FUND

                         Dear Fellow Shareholders:

                         As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction of excess is often painful, at least in the short term.
        [CROCKETT        Your Board of Trustees believes in the wisdom of a long-term perspective and consistent investment
          PHOTO]         discipline. We continue to put your interests first in the effort to improve investment performance, contain shareholder costs and uphold the highest ethical standards.
     Bruce Crockett
                            We remain enthusiastic about the global reach and investment expertise that Invesco, a leading independent global investment management company, brings to the management of AIM Funds as the parent company of the advisors. The diverse investment strategies deployed throughout the worldwide network of
                         Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the
                         Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and
a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as
Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim
Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com. The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

October 20, 2008


3   AIM STRUCTURED VALUE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   which companies should be bought or sold
PERFORMANCE SUMMARY                                                                       within the portfolio.

For the fiscal year ended August 31, 2008, AIM Structured Value Fund, excluding           MARKET CONDITIONS AND YOUR FUND
applicable sales charges, performed in line with its style-specific benchmark, the
Russell 1000 Value Index, largely due to stock selection in the materials and             Many factors contributed to the negative
financials sectors. Through stock selection, we were able to avoid much of the            returns of most major market indexes for
turbulence that adversely affected the financials sector over the past year.              the fiscal year ended August 31, 2008.(1)
                                                                                          The chief catalyst was undoubtedly the
   Your Fund's long-term performance appears later in this report.                        ongoing subprime loan crisis and its
                                                                                          far-reaching effects on overall credit
FUND VS. INDEXES                                                                          availability. Additionally, record high
                                                                                          crude oil prices, falling home values and
Total returns, 8/31/07 to 8/31/08, at net asset value (NAV). Performance shown does not   the declining U.S. dollar placed
include applicable contingent deferred sales charges (CDSC) or front-end sales charges,   significant pressure on the purchasing
which would have reduced performance.                                                     power of the U.S. consumer. Late in the
                                                                                          fiscal year, consumer confidence fell and
Class A Shares                                                                  -13.74%   market volatility increased as evidence of
Class B Shares                                                                  -14.42    a pending recession was compounded by
Class C Shares                                                                  -14.43    mounting inflationary pressures.
Class R Shares                                                                  -14.08
S&P 500 Index(triangle) (Broad Market Index)                                    -11.13       In seven separate actions beginning in
Russell 1000 Value Index(triangle) (Style-Specific Index)                       -14.66    September 2007, the U.S. Federal Reserve
Lipper Large-Cap Value Funds Index(triangle) (Peer Group Index)                 -14.27    Board (the Fed) lowered the federal funds
(triangle)Lipper Inc.                                                                     target rate from 5.25% to 2.00% in an
=======================================================================================   effort to inject liquidity into the
                                                                                          weakening credit markets.(2) The collapse
HOW WE INVEST                                universe is evaluated on four factors:       of Bear Stearns (not a Fund holding) and
                                             company earnings momentum, price trend,      difficulties encountered by
We manage your Fund to provide exposure to   management action and relative valuation.    government-sponsored mortgage suppliers
large cap value stocks. The portfolio is     The sum of the scores from these four        Freddie Mac and Fannie Mae (not Fund
designed to outperform the Russell 1000      factors makes up our alpha (excess return)   holdings) was evidence that the housing
Value Index while minimizing the amount of   forecast, relative to the average stock in   market and financials sector continued to
additional risk relative to the benchmark.   the universe. Stocks are also evaluated on   struggle. In response, the Fed used a
The Fund can be used as a long-term          a multitude of other factors to develop a    variety of monetary policy tools to help
allocation to large cap stocks that          stock-specific risk forecast and             alleviate the strain on financial markets.
complements other style-specific             transaction cost forecast.
strategies in a diversified asset                                                            Gross domestic product (GDP) increased
allocation strategy.                            We then incorporate the alpha forecast,   at an annualized rate of 2.8% in the
                                             risk forecast and transaction cost           second quarter of 2008, buoyed in part by
   The investment process integrates the     forecast -- using an optimizer (a software   government tax rebates.(3) Indeed, this
following key steps:                         system) -- to build a portfolio that we      level was higher than the 0.9% annualized
                                             believe is an optimal balance of the         GDP growth rate for the first quarter of
o  Universe development                      stocks' potential return and risk. This      2008.(3) Inflation, measured by a
                                             portfolio is constructed according to        seasonally-adjusted Consumer Price Index,
o  Stock rankings                            certain constraints to increase the          increased at an annual rate of 5.4% year
                                             probability that the Fund's relative         over year as of August 2008.(4) The
o  Risk assessment                           performance and volatility remain within     advance in the price index was mostly
                                             the Fund's strategy guidelines. The          attributable to increases in
o  Portfolio construction                    portfolio is continually monitored by the
                                             Fund management team. The overall
o  Trading                                   investment process is repeated on a
                                             monthly basis to determine
   While the companies included in the
Russell 1000 Value Index are used as a
general guide for developing the Fund's
investable universe, non-benchmark stocks
may also be considered. In our stock
selection model, each stock in the

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By sector
                                             1. Integrated Oil & Gas              16.0%    1. Exxon Mobil Corp.                 7.0%
Financials                           24.9%   2. Pharmaceuticals                    8.9     2. AT&T Inc.                         4.5
Energy                               16.0    3. Integrated Telecommunication               3. Pfizer Inc.                       3.7
Consumer Discretionary               12.7       Services                           7.7     4. ConocoPhillips                    3.6
Health Care                          10.6    4. Property & Casualty Insurance      6.4     5. Chevron Corp.                     3.5
Information Technology                8.1    5. Diversified Banks                  6.0     6. Wells Fargo & Co.                 3.4
Telecommunication Services            7.7                                                  7. Verizon Communications Inc.       3.1
Industrials                           6.7    Total Net Assets            $139.6 million    8. General Electric Co.              3.1
Materials                             5.4    Total Number of Holdings*              117    9. U.S. Bancorp                      2.6
Consumer Staples                      5.1                                                 10. Merck & Co. Inc.                  2.3
Utilities                             1.7    ==========================================   ==========================================
U.S. Treasury Bills and Money
Market Funds Plus Other Assets               The Fund's holdings are subject to change, and there is no assurance that the Fund will
Less Liabilities                      1.1    continue to hold any particular security.
==========================================
                                             *  Excluding money market fund holdings.


4   AIM STRUCTURED VALUE FUND

the cost of energy. Unemployment also        an attractive alpha forecast, the            JEREMY LEFKOWITZ
trended higher during the fiscal year and    optimizer may indicate that its
ended August at a rate of 6.1%.(4)           transaction costs are too high and/or its    Portfolio manager, is lead manager of AIM
                                             risk level is unacceptable. Placing more     Structured Value Fund. He began his
   Market volatility increased               of an emphasis on transaction costs and      investment career in 1968 and has been
significantly after the close of the         potential risk in making stock selections    associated with Invesco Institutional and/
Fund's fiscal year. To put some context      can benefit or detract from Fund             or its affiliates since 1982. Mr.
around the recent financial events: The      performance. For the fiscal year, it         Lefkowitz earned a B.S. in industrial
markets have shown serious strain for more   contributed to our results.                  engineering and an M.B.A. in finance from
than a year, largely the result of years                                                  Columbia University.
of lax credit practices associated with         Stock selection within the portfolio
the housing boom. Mortgage loans of          was strong for the fiscal year, primarily    DANIEL KOSTYK
questionable quality were often bundled      as the result of the optimization process.
into hard-to-understand securities and       The largest contributor to Fund              Chartered Financial Analyst, portfolio
sold to various financial institutions.      performance was MOSAIC, a fertilizer         manager, is manager of AIM Structured
The complexity and obscure structure of      producer. This was partly due to ethanol     Value Fund. He has been associated with
these securities hid an Achilles' heel of    being made from corn which is a              Invesco Institutional and/or its
our financial system, creating a liquidity   fertilizer-hungry crop. The portfolio also   affiliates since 1995. Mr. Kostyk earned a
crisis of historic severity.                 benefited from not owning certain            B.S. in mechanical engineering from
                                             benchmark financial companies,               Northwestern University in Chicago.
   Now those securities remain on the        particularly Washington Mutual, Lehman
financial institutions' balance sheets --    Brothers, and Wachovia. Detracting from      ANTHONY MUNCHAK
eroding capital, driving down profits and    Fund performance were companies on the
preventing normal trading among banks and    other side of the oil equation. WESTERN      Chartered Financial Analyst, portfolio
other financial institutions due to the      REFINING and FRONTIER OIL, both oil          manager, is manager of AIM Structured
participating financial institutions'        refiners, under-performed the broad market   Value Fund. He has been associated with
stability being in question. After the       index and the portfolio's overweight         Invesco Institutional and/or its
close of the fiscal year, this situation     position hurt returns.                       affiliates since 2000. Mr. Munchak earned
came to a head as some of these                                                           a B.S. and an M.S. from Boston College. He
institutions began running out of the           In terms of risk management, we seek to   also earned an M.B.A. from Bentley
capital needed to operate their businesses   minimize any style biases in the             College.
and found investors unwilling to supply      portfolio. Active managers typically add
fresh capital. Compounding the problem is    value in one or a combination of four        GLEN MURPHY
growing concern over future economic         areas: beta bias (relative volatility),
prospects.                                   style bias, sector/ industry over/under      Chartered Financial Analyst, portfolio
                                             weight and stock selection. We attempt to    manager, is manager of AIM Structured
   To ensure the orderly functioning of      add value through our stock selection        Value Fund. He has been associated with
the credit markets and thereby preventing    decisions. Consequently, our risk            Invesco Institutional and/or its
a more severe economic downturn, in early    management process seeks to neutralize the   affiliates since 1995. Mr. Murphy earned a
October Congress enacted a $700 billion      Fund's exposure relative to the benchmark    B.B.A. from the University of
rescue plan -- the Troubled Assets Relief    with regard to beta, style and               Massachusetts and an M.S. in finance from
Program. In addition, the Fed -- in          sector/industry exposures.                   Boston College.
concert with other world banks -- lowered
short-term interest rates from 2.0% to          We thank you for your continued           FRANCIS ORLANDO
1.5% on October 8, 2008.(2)                  investment in AIM Structured Value Fund.
                                                                                          Chartered Financial Analyst, portfolio
   Regarding the returns for AIM             (1) Lipper Inc.                              manager, is manager of AIM Structured
Structured Value Fund, it is important to                                                 Value Fund. He has been associated with
understand our investment process to         (2) U.S. Federal Reserve                     Invesco Institutional and/or its
better evaluate the drivers of our                                                        affiliates since 1987. Mr. Orlando earned
relative performance versus the              (3) Bureau of Economic Analysis              a B.B.A. from Merrimack College and an
style-specific benchmark. We generally                                                    M.B.A. from Boston University.
evaluate performance based on the impact     (4) Bureau of Labor Statistics
of our stock selection and risk management                                                Assisted by the U.S. Structured Products
processes.                                   The views and opinions expressed in          Group Research Team
                                             management's discussion of Fund
   Our stock selection model (based on       performance are those of Invesco Aim
company earnings momentum, price trend,      Advisors, Inc. These views and opinions
management action and relative value) that   are subject to change at any time based on
makes up our alpha (excess return)           factors such as market and economic
forecast for stocks in our investment        conditions. These views and opinions may
universe was a positive contributor to       not be relied upon as investment advice or
Fund performance. However, in selecting      recommendations, or as an offer for a
holdings for the Fund, we also take into     particular security. The information is
account our risk and transaction cost        not a complete analysis of every aspect of
forecasts. We use our optimization           any market, country, industry, security or
software to assist in making investment      the Fund. Statements of fact are from
decisions, based on risk and transaction     sources considered reliable, but Invesco
cost forecasts as well as our alpha          Aim Advisors, Inc. makes no representation
forecast. Consequently, while our stock      or warranty as to their completeness or
selection model may identify a stock with    accuracy. Although historical performance
                                             is no guarantee of future results, these
                                             insights may help you understand our
                                             investment management philosophy.

                                             See important Fund and index disclosures
                                             later in this report.


5   AIM STRUCTURED VALUE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            deferred sales charges. Index results
comparable future results.                   include reinvested dividends, but they do
                                             not reflect sales charges. Performance of
   The data shown in the chart include       an index of funds reflects fund expenses
reinvested distributions, applicable sales   and management fees; performance of a
charges, Fund expenses and management        market index does not. Performance shown
fees. Results for Class B shares are         in the chart and table(s) does not reflect
calculated as if a hypothetical              deduction of taxes a shareholder would pay
shareholder had liquidated his entire        on Fund distributions or sale of Fund
investment in the Fund at the close of the   shares.
reporting period and paid the applicable
contingent


6   AIM STRUCTURED VALUE FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A, B, C AND R SHARES
Fund and index data from 3/31/06

          AIM Structured   AIM Structured   AIM Structured   AIM Structured                               Lipper Large-Cap
            Value Fund-      Value Fund-      Value Fund-      Value Fund-     Russell 1000     S&P 500      Value Funds
Date      Class A Shares   Class B Shares   Class C Shares   Class R Shares   Value Index(1)   Index(1)       Index(1)
3/31/06       $ 9450           $10000           $10000           $10000           $10000        $10000         $10000
   4/06         9639            10190            10190            10200            10254         10134          10249
   5/06         9318             9850             9850             9860             9995          9843           9998
   6/06         9441             9970             9970             9981            10059          9856          10005
   7/06         9724            10260            10260            10281            10304          9917          10158
   8/06         9866            10399            10399            10421            10476         10152          10346
   9/06        10027            10569            10569            10601            10685         10414          10586
  10/06        10377            10929            10929            10971            11035         10753          10902
  11/06        10614            11180            11180            11221            11286         10957          11090
  12/06        10748            11307            11307            11347            11540         11111          11329
   1/07        11015            11588            11577            11628            11687         11279          11475
   2/07        10740            11287            11287            11338            11505         11059          11270
   3/07        10987            11538            11537            11598            11683         11182          11414
   4/07        11385            11949            11948            12010            12115         11677          11903
   5/07        11746            12319            12318            12392            12552         12084          12341
   6/07        11338            11889            11879            11961            12258         11884          12153
   7/07        10711            11219            11218            11298            11692         11516          11665
   8/07        10834            11349            11338            11429            11823         11688          11803
   9/07        11204            11729            11718            11811            12229         12125          12177
  10/07        11338            11859            11848            11952            12230         12318          12273
  11/07        10691            11169            11157            11258            11632         11802          11745
  12/07        10667            11143            11132            11243            11520         11721          11608
   1/08        10139            10581            10570            10675            11058         11018          11020
   2/08         9825            10254            10243            10355            10595         10660          10649
   3/08         9699            10110            10110            10211            10515         10614          10501
   4/08        10149            10580            10570            10685            11028         11131          11021
   5/08        10178            10600            10590            10706            11010         11275          11114
   6/08         9326             9711             9700             9809             9957         10325          10143
   7/08         9267             9639             9629             9747             9921         10239          10005
   8/08         9347             9426             9701             9816            10089         10387          10119
====================================================================================================================================

(1) Lipper Inc.

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS

As of 8/31/08, including maximum             As of 6/30/08, the most recent calendar
applicable sales charges                     quarter-end, including maximum applicable
                                             sales charges
CLASS A SHARES
                                             CLASS A SHARES
Inception (3/31/06)                 -2.75%
 1 Year                            -18.46    Inception (3/31/06)                 -3.05%
                                              1 Year                            -22.24
CLASS B SHARES
                                             CLASS B SHARES
Inception (3/31/06)                 -2.42%
 1 Year                            -18.61    Inception (3/31/06)                 -2.60%
                                              1 Year                            -22.31
CLASS C SHARES
                                             CLASS C SHARES
Inception (3/31/06)                 -1.25%
 1 Year                            -15.27    Inception (3/31/06)                 -1.34%
                                              1 Year                            -19.13
CLASS R SHARES
                                             CLASS R SHARES
Inception (3/31/06)                 -0.76%
 1 Year                            -14.08    Inception (3/31/06)                 -0.87%
                                              1 Year                            -17.99
==========================================   ==========================================

THE PERFORMANCE DATA QUOTED REPRESENT PAST      CLASS A SHARE PERFORMANCE REFLECTS THE
PERFORMANCE AND CANNOT GUARANTEE             MAXIMUM 5.50% SALES CHARGE, AND CLASS B
COMPARABLE FUTURE RESULTS; CURRENT           AND CLASS C SHARE PERFORMANCE REFLECTS THE
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   APPLICABLE CONTINGENT DEFERRED SALES
VISIT INVESCOAIM.COM FOR THE MOST RECENT     CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
MONTH-END PERFORMANCE. PERFORMANCE FIGURES   CDSC ON CLASS B SHARES DECLINES FROM 5%
REFLECT REINVESTED DISTRIBUTIONS, CHANGES    BEGINNING AT THE TIME OF PURCHASE TO 0% AT
IN NET ASSET VALUE AND THE EFFECT OF THE     THE BEGINNING OF THE SEVENTH YEAR. THE
MAXIMUM SALES CHARGE UNLESS OTHERWISE        CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
STATED. INVESTMENT RETURN AND PRINCIPAL      YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE    HAVE A FRONT-END SALES CHARGE; RETURNS
A GAIN OR LOSS WHEN YOU SELL SHARES.         SHOWN ARE AT NET ASSET VALUE AND DO NOT
                                             REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
   THE NET ANNUAL FUND OPERATING EXPENSE     ON A TOTAL REDEMPTION OF RETIREMENT PLAN
RATIO SET FORTH IN THE MOST RECENT FUND      ASSETS WITHIN THE FIRST YEAR.
PROSPECTUS AS OF THE DATE OF THIS REPORT
FOR CLASS A, CLASS B, CLASS C AND CLASS R       THE PERFORMANCE OF THE FUND'S SHARE
SHARES WAS 1.01%, 1.76%, 1.76% AND 1.26%,    CLASSES WILL DIFFER PRIMARILY DUE TO
RESPECTIVELY.(1) THE TOTAL ANNUAL FUND       DIFFERENT SALES CHARGE STRUCTURES AND
OPERATING EXPENSE RATIO SET FORTH IN THE     CLASS EXPENSES.
MOST RECENT FUND PROSPECTUS AS OF THE DATE
OF THIS REPORT FOR CLASS A, CLASS B, CLASS      HAD THE ADVISOR NOT WAIVED FEES AND/OR
C AND CLASS R SHARES WAS 1.36%, 2.11%,       REIMBURSED EXPENSES, PERFORMANCE WOULD
2.11% AND 1.61%, RESPECTIVELY. THE EXPENSE   HAVE BEEN LOWER.
RATIOS PRESENTED ABOVE MAY VARY FROM THE
EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   (1) Total annual operating expenses less
OF THIS REPORT THAT ARE BASED ON EXPENSES        any contractual fee waivers and/or
INCURRED DURING THE PERIOD COVERED BY THIS       expense reimbursements by the advisor
REPORT.                                          in effect through at least June 30,
                                                 2009. See current prospectus for more
                                                 information.


7   AIM STRUCTURED VALUE FUND

AIM STRUCTURED VALUE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of August 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          o  There is no guarantee that the            o  The Fund is not managed to track the
                                                investment techniques and risk analyses      performance of any particular index,
o  Effective September 30, 2003, only           used by the Fund's portfolio managers        including the indexes defined here, and
   previously established qualified plans       will produce the desired results.            consequently, the performance of the
   are eligible to purchase Class B shares                                                   Fund may deviate significantly from the
   of any AIM fund.                          o  The prices of securities held by the         performance of the indexes.
                                                Fund may decline in response to market
o  Class R shares are available only to         risks.                                    o  A direct investment cannot be made in
   certain retirement plans. Please see                                                      an index. Unless otherwise indicated,
   the prospectus for more information.      o  The Fund invests in "value" stocks,          index results include reinvested
                                                which can continue to be inexpensive         dividends, and they do not reflect
PRINCIPAL RISKS OF INVESTING IN THE FUND        for long periods of time and may never       sales charges. Performance of an index
                                                realize their full value.                    of funds reflects fund expenses;
o  Credit risk is the risk of loss on an                                                     performance of a market index does not.
   investment due to the deterioration of    o  Since a large percentage of the Fund's
   an issuer's financial health. Such a         assets may be invested in securities of   OTHER INFORMATION
   deterioration of financial health may        a limited number of companies, each
   result in a reduction of the credit          investment has a greater effect on the    o  The Chartered Financial ANALYST--REGIS-
   rating of the issuer's securities and        Fund's overall performance, and any          TERED TRADEMARK-- (CFA--REGISTERED
   may lead to the issuer's inability to        change in the value of those securities      TRADEMARK--) designation is a globally
   honor its contractual obligations,           could significantly affect the value of      recognized standard for measuring the
   including making timely payment of           your investment in the Fund.                 competence and integrity of investment
   interest and principal.                                                                   professionals.
                                             ABOUT INDEXES USED IN THIS REPORT
o  Prices of equity securities change in                                                  o  The returns shown in the management's
   response to many factors including the    o  The S&P 500--REGISTERED TRADEMARK--          discussion of Fund performance are
   historical and prospective earnings of       INDEX is a market                            based on net asset values calculated
   the issuer, the value of its assets,         capitalization-weighted index covering       for shareholder transactions. Generally
   general economic conditions, interest        all major areas of the U.S. economy. It      accepted accounting principles require
   rates, investor perceptions and market       is not the 500 largest companies, but        adjustments to be made to the net
   liquidity.                                   rather the most widely held 500              assets of the Fund at period end for
                                                companies chosen with respect to market      financial reporting purposes, and as
o  Foreign securities have additional           size, liquidity, and their industry.         such, the net asset values for
   risks, including exchange rate changes,                                                   shareholder transactions and the
   political and economic upheaval, the      o  The RUSSELL 1000--REGISTERED                 returns based on those net asset values
   relative lack of information,                TRADEMARK-- VALUE INDEX measures the         may differ from the net asset values
   relatively low market liquidity, and         performance of those Russell 1000            and returns reported in the Financial
   the potential lack of strict financial       companies with lower price-to-book           Highlights.
   and accounting controls and standards.       ratios and lower forecasted growth
                                                values. The Russell 1000 Value Index is   o  Industry classifications used in this
o  Interest rate risk refers to the risk        a trademark/service mark of the Frank        report are generally according to the
   that bond prices generally fall as           Russell Company. Russell--REGISTERED         Global Industry Classification
   interest rates rise; conversely, bond        TRADEMARK-- is a trademark of the Frank      Standard, which was developed by and is
   prices generally rise as interest rates      Russell Company.                             the exclusive property and a service
   fall.                                                                                     mark of MSCI Inc. and Standard &
                                             o  The LIPPER LARGE-CAP VALUE FUNDS INDEX       Poor's.
o  The Fund may use enhanced investment         is an equally weighted representation
   techniques such as leveraging and            of the largest funds in the Lipper
   derivatives. Leveraging entails risks        Large-Cap Value Funds category. These
   such as magnifying changes in the value      funds typically have a below-average
   of the portfolio's securities.               price-to-earnings ratio, price-to-book
   Derivatives are subject to counterparty      ratio, and three-year sales-per-share
   risk -- the risk that the other party        growth value, compared to the S&P 500
   will not complete the transaction with       Index.
   the Fund.

=======================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     ==========================================
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           FUND NASDAQ SYMBOLS
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================   Class A Shares                       ASAVX
                                                                                          Class B Shares                       ASBVX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class C Shares                       SBCVX
                                                                                          Class R Shares                       ASRVX
                                                                                          ==========================================


8   AIM STRUCTURED VALUE FUND

SCHEDULE OF INVESTMENTS(a)

August 31, 2008





                                                        SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-98.90%

AEROSPACE & DEFENSE-0.91%

Boeing Co. (The)                                           7,700    $    504,812
--------------------------------------------------------------------------------
United Technologies Corp.                                 11,700         767,403
================================================================================
                                                                       1,272,215
================================================================================


APPAREL RETAIL-2.61%

Gap, Inc. (The)                                          132,000       2,567,400
--------------------------------------------------------------------------------
Ross Stores, Inc.                                         10,800         434,268
--------------------------------------------------------------------------------
TJX Cos., Inc. (The)(b)                                   17,800         645,072
================================================================================
                                                                       3,646,740
================================================================================


APPAREL, ACCESSORIES & LUXURY GOODS-0.14%

Warnaco Group, Inc. (The)(b)(c)                            3,900         201,123
================================================================================


ASSET MANAGEMENT & CUSTODY BANKS-1.54%

Northern Trust Corp.                                       2,800         225,092
--------------------------------------------------------------------------------
State Street Corp.                                        28,400       1,921,828
================================================================================
                                                                       2,146,920
================================================================================


AUTOMOTIVE RETAIL-0.49%

AutoZone, Inc.(c)                                          5,000         686,150
================================================================================


BIOTECHNOLOGY-0.50%

Biogen Idec Inc.(c)                                       13,800         702,834
================================================================================


BROADCASTING & CABLE TV-0.47%

CBS Corp.-Class B(b)                                      12,900         208,722
--------------------------------------------------------------------------------
DIRECTV Group, Inc. (The)(b)(c)                           15,700         442,897
================================================================================
                                                                         651,619
================================================================================


COAL & CONSUMABLE FUELS-0.54%

Walter Industries, Inc.                                    8,000         750,400
================================================================================


COMMERCIAL PRINTING-0.17%

Deluxe Corp.                                              14,200         234,442
================================================================================


COMPUTER & ELECTRONICS RETAIL-1.99%

Best Buy Co., Inc.(b)                                     13,300         595,441
--------------------------------------------------------------------------------
GameStop Corp.-Class A(b)(c)                               3,200         140,384
--------------------------------------------------------------------------------
RadioShack Corp.(b)                                      107,600       2,045,476
================================================================================
                                                                       2,781,301
================================================================================


COMPUTER STORAGE & PERIPHERALS-2.80%

Lexmark International, Inc.-Class A(b)(c)                 24,000         863,280
--------------------------------------------------------------------------------
QLogic Corp.(c)                                          107,300       2,004,364
--------------------------------------------------------------------------------
Seagate Technology                                        41,700         621,747
--------------------------------------------------------------------------------
Western Digital Corp.(c)                                  15,300         417,078
================================================================================
                                                                       3,906,469
================================================================================


CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS-1.30%

AGCO Corp.(b)(c)                                          29,400       1,811,922
================================================================================


CONSUMER FINANCE-0.28%

Discover Financial Services(b)                            24,000         394,800
================================================================================


DATA PROCESSING & OUTSOURCED SERVICES-1.48%

Hewitt Associates, Inc.-Class A(c)                        26,200       1,053,502
--------------------------------------------------------------------------------
MasterCard, Inc.-Class A(b)                                4,200       1,018,710
================================================================================
                                                                       2,072,212
================================================================================


DIVERSIFIED BANKS-5.99%

U.S. Bancorp(b)                                          113,300       3,609,738
--------------------------------------------------------------------------------
Wells Fargo & Co.(b)                                     157,000       4,752,390
================================================================================
                                                                       8,362,128
================================================================================


DIVERSIFIED REIT'S-0.80%

Vornado Realty Trust                                      11,200       1,113,952
================================================================================


EDUCATION SERVICES-1.00%

Apollo Group Inc.-Class A(c)                              12,400         789,632
--------------------------------------------------------------------------------
DeVry, Inc.(b)                                            11,800         608,644
================================================================================
                                                                       1,398,276
================================================================================


ELECTRICAL COMPONENTS & EQUIPMENT-0.19%

GrafTech International Ltd.(b)(c)                         13,400         272,288
================================================================================


FERTILIZERS & AGRICULTURAL CHEMICALS-2.16%

CF Industries Holdings, Inc.(b)                            6,400         975,360
--------------------------------------------------------------------------------
Mosaic Co. (The)                                          12,000       1,280,880
--------------------------------------------------------------------------------
Terra Industries Inc.(b)                                  15,100         758,775
================================================================================
                                                                       3,015,015
================================================================================


FOOTWEAR-0.43%

NIKE, Inc.-Class B(b)                                      9,800         593,978
================================================================================


GENERAL MERCHANDISE STORES-0.36%

Big Lots, Inc.(b)(c)                                      17,100         505,647
================================================================================


HEALTH CARE DISTRIBUTORS-0.14%

PharMerica Corp.(c)                                        8,100         191,727
================================================================================


HEALTH CARE EQUIPMENT-0.23%

Boston Scientific Corp.(c)                                25,400         319,024
================================================================================


HEALTH CARE SERVICES-0.84%

Express Scripts, Inc.(b)(c)                                8,400         616,644
--------------------------------------------------------------------------------
Medco Health Solutions, Inc.(b)(c)                        11,900         557,515
================================================================================
                                                                       1,174,159
================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM STRUCTURED VALUE FUND

                                                        SHARES          VALUE
--------------------------------------------------------------------------------
HOMEBUILDING-2.28%

D.R. Horton, Inc.(b)                                     196,100    $  2,443,406
--------------------------------------------------------------------------------
M.D.C. Holdings, Inc.(b)                                   5,300         219,685
--------------------------------------------------------------------------------
NVR, Inc.(b)(c)                                              860         514,048
================================================================================
                                                                       3,177,139
================================================================================


HOUSEHOLD PRODUCTS-1.86%

Procter & Gamble Co. (The)                                37,200       2,595,444
================================================================================


HOUSEWARES & SPECIALTIES-0.21%

American Greetings Corp.-Class A(b)                        5,100          82,008
--------------------------------------------------------------------------------
Blyth, Inc.(b)                                             5,300          83,793
--------------------------------------------------------------------------------
Tupperware Brands Corp.(b)                                 3,500         125,020
================================================================================
                                                                         290,821
================================================================================


HYPERMARKETS & SUPER CENTERS-2.02%

BJ's Wholesale Club, Inc.(b)(c)                            5,400         205,362
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                     44,300       2,616,801
================================================================================
                                                                       2,822,163
================================================================================


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS-1.53%

Mirant Corp.(b)(c)                                        72,200       2,135,676
================================================================================


INDUSTRIAL CONGLOMERATES-3.45%

3M Co.                                                     7,100         508,360
--------------------------------------------------------------------------------
General Electric Co.                                     153,600       4,316,160
================================================================================
                                                                       4,824,520
================================================================================


INDUSTRIAL REIT'S-0.06%

AMB Property Corp.                                         1,700          77,163
================================================================================


INSURANCE BROKERS-0.94%

Aon Corp.                                                 15,500         736,095
--------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                               17,900         571,547
================================================================================
                                                                       1,307,642
================================================================================


INTEGRATED OIL & GAS-15.98%

Chevron Corp.                                             56,600       4,885,712
--------------------------------------------------------------------------------
ConocoPhillips                                            60,300       4,975,353
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                        122,500       9,801,225
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                                33,500       2,658,560
================================================================================
                                                                      22,320,850
================================================================================


INTEGRATED TELECOMMUNICATION SERVICES-7.69%

AT&T Inc.                                                195,800       6,263,642
--------------------------------------------------------------------------------
Cincinnati Bell Inc.(b)(c)                                19,000          74,100
--------------------------------------------------------------------------------
Verizon Communications Inc.(b)                           125,500       4,407,560
================================================================================
                                                                      10,745,302
================================================================================


INTERNET RETAIL-1.02%

Expedia, Inc.(b)(c)                                       80,600       1,423,396
================================================================================


INTERNET SOFTWARE & SERVICES-0.38%

eBay Inc.(c)                                              21,100         526,023
================================================================================


LEISURE PRODUCTS-1.63%

Callaway Golf Co.(b)                                      12,800         173,824
--------------------------------------------------------------------------------
Hasbro, Inc.(b)                                           54,400       2,034,560
--------------------------------------------------------------------------------
Polaris Industries Inc.(b)                                 1,600          72,144
================================================================================
                                                                       2,280,528
================================================================================


LIFE & HEALTH INSURANCE-1.90%

Aflac, Inc.                                               34,400       1,950,480
--------------------------------------------------------------------------------
Unum Group(b)                                             27,600         701,316
================================================================================
                                                                       2,651,796
================================================================================


MANAGED HEALTH CARE-0.06%

Magellan Health Services, Inc.(c)                          1,800          78,408
================================================================================


METAL & GLASS CONTAINERS-1.50%

Owens-Illinois, Inc.(c)                                   47,100       2,100,660
================================================================================


MULTI-LINE INSURANCE-0.12%

Loews Corp.                                                4,000         173,720
================================================================================


MULTI-UTILITIES-0.21%

Xcel Energy, Inc.(b)                                      14,600         299,446
================================================================================


OFFICE REIT'S-0.49%

Boston Properties, Inc.                                    6,700         686,549
================================================================================


OTHER DIVERSIFIED FINANCIAL SERVICES-1.36%

Bank of America Corp.                                     28,800         896,832
--------------------------------------------------------------------------------
Citigroup Inc.                                             3,900          74,061
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                      24,200         931,458
================================================================================
                                                                       1,902,351
================================================================================


PHARMACEUTICALS-8.88%

Forest Laboratories, Inc.(c)                               6,700         239,123
--------------------------------------------------------------------------------
Johnson & Johnson                                         17,500       1,232,525
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc.(c)                             17,600         201,344
--------------------------------------------------------------------------------
Lilly (Eli) and Co.                                       39,100       1,824,015
--------------------------------------------------------------------------------
Merck & Co. Inc.                                          91,600       3,267,372
--------------------------------------------------------------------------------
Perrigo Co.(b)                                            14,100         493,359
--------------------------------------------------------------------------------
Pfizer Inc.                                              268,900       5,138,679
================================================================================
                                                                      12,396,417
================================================================================


PROPERTY & CASUALTY INSURANCE-6.43%

Allstate Corp. (The)                                      56,300       2,540,819
--------------------------------------------------------------------------------
Axis Capital Holdings Ltd.                                20,600         688,658
--------------------------------------------------------------------------------
Chubb Corp. (The)(b)                                      50,700       2,434,107
--------------------------------------------------------------------------------
Progressive Corp. (The)(b)                                34,100         629,827
--------------------------------------------------------------------------------
Travelers Cos., Inc. (The)                                60,700       2,680,512
================================================================================
                                                                       8,973,923
================================================================================


PUBLISHING-0.11%

Scholastic Corp.(b)                                        5,800         151,380
================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM STRUCTURED VALUE FUND

                                                        SHARES          VALUE
--------------------------------------------------------------------------------
REINSURANCE-1.47%

Arch Capital Group Ltd. (Bermuda)(c)                       4,200    $    292,992
--------------------------------------------------------------------------------
Everest Re Group, Ltd.                                     3,200         262,816
--------------------------------------------------------------------------------
Odyssey Re Holdings Corp.(b)                               2,600          98,176
--------------------------------------------------------------------------------
PartnerRe Ltd. (Bermuda)(b)                                6,700         461,697
--------------------------------------------------------------------------------
RenaissanceRe Holdings Ltd.(b)                            18,500         938,135
================================================================================
                                                                       2,053,816
================================================================================


RESIDENTIAL REIT'S-0.39%

Equity Residential                                        13,000         548,600
================================================================================


RETAIL REIT'S-1.20%

Simon Property Group, Inc.(b)                             17,600       1,669,888
================================================================================


SEMICONDUCTOR EQUIPMENT-0.25%

Amkor Technology, Inc.(b)(c)                              45,600         342,456
================================================================================


SEMICONDUCTORS-0.76%

National Semiconductor Corp.                              24,800         531,464
--------------------------------------------------------------------------------
Texas Instruments Inc.                                    18,700         458,337
--------------------------------------------------------------------------------
TriQuint Semiconductor, Inc.(c)                           11,700          73,593
================================================================================
                                                                       1,063,394
================================================================================


SOFT DRINKS-0.73%

Coca-Cola Co. (The)                                       12,400         645,668
--------------------------------------------------------------------------------
Dr. Pepper Snapple Group, Inc.(c)                         15,200         375,592
================================================================================
                                                                       1,021,260
================================================================================


SPECIALIZED REIT'S-1.97%

Nationwide Health Properties, Inc.(b)                      8,000         275,360
--------------------------------------------------------------------------------
Public Storage(b)                                         25,500       2,252,160
--------------------------------------------------------------------------------
Senior Housing Properties Trust(b)                        10,300         223,304
================================================================================
                                                                       2,750,824
================================================================================


STEEL-1.68%

AK Steel Holding Corp.                                    10,000         526,100
--------------------------------------------------------------------------------
Nucor Corp.                                               13,500         708,750
--------------------------------------------------------------------------------
Schnitzer Steel Industries, Inc.-Class A(b)               15,300       1,046,673
--------------------------------------------------------------------------------
Worthington Industries, Inc.(b)                            3,800          66,880
================================================================================
                                                                       2,348,403
================================================================================


SYSTEMS SOFTWARE-2.41%

Microsoft Corp.                                           19,900         543,071
--------------------------------------------------------------------------------
Symantec Corp.(c)                                        126,500       2,822,215
================================================================================
                                                                       3,365,286
================================================================================


TOBACCO-0.46%

Altria Group, Inc.                                        11,800         248,154
--------------------------------------------------------------------------------
Universal Corp.(b)                                         1,300          67,496
--------------------------------------------------------------------------------
UST Inc.(b)                                                6,100         326,899
================================================================================
                                                                         642,549
================================================================================


TRUCKING-0.11%

Werner Enterprises, Inc.(b)                                6,500         148,265
================================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $143,210,249)                                           138,101,399
================================================================================


                                                      PRINCIPAL
                                                        AMOUNT

U.S. TREASURY SECURITIES-0.25%

U.S. TREASURY BILLS-0.25%

1.85%, 09/18/08(d)(e) (Cost $349,694)                $   350,000         349,694
================================================================================


                                                        SHARES

MONEY MARKET FUNDS-0.68%

Liquid Assets Portfolio-Institutional Class(f)           476,971         476,971
--------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(f)                 476,971         476,971
================================================================================
     Total Money Market Funds (Cost $953,942)                            953,942
================================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-99.83% (Cost $144,513,885)                                   139,405,035
================================================================================



INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN


MONEY MARKET FUNDS-9.17%

Liquid Assets Portfolio-Institutional Class (Cost
  $12,801,303)(f)(g)                                  12,801,303      12,801,303
================================================================================
TOTAL INVESTMENTS-109.00% (Cost $157,315,188)                        152,206,338
================================================================================
OTHER ASSETS LESS LIABILITIES-(9.00)%                                (12,562,071)
================================================================================
NET ASSETS-100.00%                                                  $139,644,267
________________________________________________________________________________
================================================================================



Investment Abbreviations:

REIT  - Real Estate Investment Trust


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   All or a portion of this security was out on loan at August 31, 2008.
(c)   Non-income producing security.
(d) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e) All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 6.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.
(g) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1I.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM STRUCTURED VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2008




ASSETS:

Investments, at value (Cost
  $143,559,943)*                          $138,451,093
------------------------------------------------------
Investments in affiliated money market
  funds (Cost $13,755,245)                  13,755,245
======================================================
     Total investments (Cost
       $157,315,188)                       152,206,338
======================================================
Receivables for:
  Fund shares sold                              38,516
------------------------------------------------------
  Dividends and Interest                       336,228
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              5,864
------------------------------------------------------
Other assets                                    21,044
======================================================
     Total assets                          152,607,990
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                        64,170
------------------------------------------------------
  Collateral upon return of securities
     loaned                                 12,801,303
------------------------------------------------------
  Variation margin                               8,525
------------------------------------------------------
  Accrued fees to affiliates                     9,184
------------------------------------------------------
  Accrued other operating expenses              71,379
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                               9,162
======================================================
     Total liabilities                      12,963,723
======================================================
Net assets applicable to shares
  outstanding                             $139,644,267
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $158,297,421
------------------------------------------------------
Undistributed net investment income          2,011,028
------------------------------------------------------
Undistributed net realized gain (loss)     (15,560,912)
------------------------------------------------------
Unrealized appreciation (depreciation)      (5,103,270)
======================================================
                                          $139,644,267
______________________________________________________
======================================================



NET ASSETS:

Class A                                   $  4,087,874
______________________________________________________
======================================================
Class B                                   $  1,031,438
______________________________________________________
======================================================
Class C                                   $    235,088
______________________________________________________
======================================================
Class R                                   $     17,764
______________________________________________________
======================================================
Institutional Class                       $134,272,103
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                        428,286
______________________________________________________
======================================================
Class B                                        108,606
______________________________________________________
======================================================
Class C                                         24,766
______________________________________________________
======================================================
Class R                                          1,865
______________________________________________________
======================================================
Institutional Class                         14,040,540
______________________________________________________
======================================================
Class A:
  Net asset value per share               $       9.54
------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $9.54 divided
     by 94.50%)                           $      10.10
______________________________________________________
======================================================
Class B:
  Net asset value and offering price
     per share                            $       9.50
______________________________________________________
======================================================
Class C:
  Net asset value and offering price
     per share                            $       9.49
______________________________________________________
======================================================
Class R:
  Net asset value and offering price
     per share                            $       9.52
______________________________________________________
======================================================
Institutional Class:
  Net asset value and offering price
     per share                            $       9.56
______________________________________________________
======================================================



* At August 31, 2008, securities with an aggregate value of $12,424,238 were on loan to brokers.



See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM STRUCTURED VALUE FUND

STATEMENT OF OPERATIONS

For the year ended August 31, 2008




INVESTMENT INCOME:

Dividends                                                                           $  3,422,848
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $68,583)                                                                            153,333
------------------------------------------------------------------------------------------------
Interest                                                                                   5,516
================================================================================================
     Total investment income                                                           3,581,697
================================================================================================


EXPENSES:

Advisory fees                                                                            834,803
------------------------------------------------------------------------------------------------
Administrative services fees                                                              50,000
------------------------------------------------------------------------------------------------
Custodian fees                                                                            12,097
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                  6,095
------------------------------------------------------------------------------------------------
  Class B                                                                                  7,408
------------------------------------------------------------------------------------------------
  Class C                                                                                  2,045
------------------------------------------------------------------------------------------------
  Class R                                                                                     66
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                                                      13,524
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                       5,576
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 19,464
------------------------------------------------------------------------------------------------
Registration and filing fees                                                              60,292
------------------------------------------------------------------------------------------------
Professional services fees                                                                61,366
------------------------------------------------------------------------------------------------
Other                                                                                     30,649
================================================================================================
     Total expenses                                                                    1,103,385
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (48,660)
================================================================================================
     Net expenses                                                                      1,054,725
================================================================================================
Net investment income                                                                  2,526,972
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                                              (14,864,567)
------------------------------------------------------------------------------------------------
  Futures contracts                                                                     (680,162)
================================================================================================
                                                                                     (15,544,729)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                               (7,993,316)
------------------------------------------------------------------------------------------------
  Futures contracts                                                                       (5,098)
================================================================================================
                                                                                      (7,998,414)
================================================================================================
Net realized and unrealized gain (loss)                                              (23,543,143)
================================================================================================
Net increase (decrease) in net assets resulting from operations                     $(21,016,171)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM STRUCTURED VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended August 31, 2008 and 2007



                                                                                2008            2007
--------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $  2,526,972    $  1,572,273
--------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                   (15,544,729)      2,725,104
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                        (7,998,414)      2,825,764
========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (21,016,171)      7,123,141
========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                        (18,421)         (6,110)
--------------------------------------------------------------------------------------------------------
  Class B                                                                         (1,111)             --
--------------------------------------------------------------------------------------------------------
  Class C                                                                           (332)             --
--------------------------------------------------------------------------------------------------------
  Class R                                                                            (78)         (2,292)
--------------------------------------------------------------------------------------------------------
  Institutional Class                                                         (1,688,483)       (542,391)
========================================================================================================
     Total distributions from net investment income                           (1,708,425)       (550,793)
========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                        (36,401)           (786)
--------------------------------------------------------------------------------------------------------
  Class B                                                                        (12,339)           (625)
--------------------------------------------------------------------------------------------------------
  Class C                                                                         (3,686)           (443)
--------------------------------------------------------------------------------------------------------
  Class R                                                                           (211)           (432)
--------------------------------------------------------------------------------------------------------
  Institutional Class                                                         (2,625,170)        (55,158)
========================================================================================================
     Total distributions from net realized gains                              (2,677,807)        (57,444)
========================================================================================================
Share transactions-net:
  Class A                                                                      2,560,980       1,107,095
--------------------------------------------------------------------------------------------------------
  Class B                                                                        460,895        (169,271)
--------------------------------------------------------------------------------------------------------
  Class C                                                                        119,138        (557,889)
--------------------------------------------------------------------------------------------------------
  Class R                                                                         10,135        (707,324)
--------------------------------------------------------------------------------------------------------
  Institutional Class                                                         24,069,585      55,246,248
========================================================================================================
     Net increase in net assets resulting from share transactions             27,220,733      54,918,859
========================================================================================================
     Net increase in net assets                                                1,818,330      61,433,763
________________________________________________________________________________________________________
========================================================================================================


NET ASSETS:

  Beginning of year                                                          137,825,937      76,392,174
========================================================================================================
  End of year (including undistributed net investment income of
     $2,011,028 and $1,197,469, respectively)                               $139,644,267    $137,825,937
________________________________________________________________________________________________________
========================================================================================================




NOTES TO FINANCIAL STATEMENTS

August 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Structured Value Fund (the "Fund") is a series portfolio of AIM Counselor Series Trust (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest.

  The Fund currently offers five different classes of shares: Class A, Class B, Class C, Class R and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is long-term growth of capital.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


14        AIM STRUCTURED VALUE FUND

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

15        AIM STRUCTURED VALUE FUND
      and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.60%
-------------------------------------------------------------------
Next $250 million                                            0.575%
-------------------------------------------------------------------
Next $500 million                                            0.55%
-------------------------------------------------------------------
Next $1.5 billion                                            0.525%
-------------------------------------------------------------------
Next $2.5 billion                                            0.50%
-------------------------------------------------------------------
Next $2.5 billion                                            0.475%
-------------------------------------------------------------------
Next $2.5 billion                                            0.45%
-------------------------------------------------------------------
Over $10 billion                                             0.425%
___________________________________________________________________
===================================================================





16        AIM STRUCTURED VALUE FUND

  Under the terms of a new master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Previously, under the terms of a master sub-advisory agreement between the Advisor and Invesco Institutional (N.A.), Inc., the Advisor paid Invesco Institutional (N.A.), Inc. 40% of the amount of the Advisor's compensation on the sub-advised assets. This agreement terminated on May 1, 2008.

  The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.00%, 1.75%, 1.75%, 1.25% and 0.75% of average daily net assets, respectively, through at least June 30, 2009. In determining the Advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

  Further, the Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested (excluding investments of cash collateral from securities lending) cash in such affiliated money market funds.

  For the year ended August 31, 2008, the Advisor waived advisory fees $29,524 and reimbursed class level expenses of $9,491, $2,884, $796, $51 and $5,576 expenses of Class A, Class B, Class C, Class R and Institutional Class shares, respectively.

  At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended August 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $36.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended August 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended August 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended August 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended August 31, 2008, IADI advised the Fund that IADI retained $1,711 in front-end sales commissions from the sale of Class A shares and $0, $101, $46 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.
NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2008, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $302.
NOTE 4--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan

17        AIM STRUCTURED VALUE FUND
and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended August 31, 2008, the Fund paid legal fees of $2,727 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 6--FUTURES CONTRACTS


                                         OPEN FUTURES CONTRACTS AT PERIOD-END
---------------------------------------------------------------------------------------------------------------------
                                                        NUMBER OF           MONTH/            VALUE       UNREALIZED
CONTRACT                                                CONTRACTS         COMMITMENT        08/31/08     APPRECIATION
---------------------------------------------------------------------------------------------------------------------
Chicago Mercantile Exchange E-mini S&P 500                  11        September-08/Long     $705,430        $5,580
_____________________________________________________________________________________________________________________
=====================================================================================================================



NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended August 31, 2008 and 2007 was as follows:

                                                                                 2008          2007
-----------------------------------------------------------------------------------------------------
Ordinary income                                                               $4,036,815     $562,760
-----------------------------------------------------------------------------------------------------
Long-term capital gain                                                           349,417       45,477
=====================================================================================================
Total distributions                                                           $4,386,232     $608,237
_____________________________________________________________________________________________________
=====================================================================================================



TAX COMPONENTS OF NET ASSETS:

As of August 31, 2008, the components of net assets on a tax basis were as follows:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                       $  2,020,079
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)-investments                                (5,550,870)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                            (9,051)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                               (430,774)
------------------------------------------------------------------------------------------------
Post-October Capital loss deferral                                                   (14,682,538)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        158,297,421
================================================================================================
Total net assets                                                                    $139,644,267
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of August 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
August 31, 2016                                                                      $430,774
_______________________________________________________________________________________________
===============================================================================================





18        AIM STRUCTURED VALUE FUND

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended August 31, 2008 was $146,813,272 and $121,129,893, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $  6,442,921
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (11,993,791)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $ (5,550,870)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $157,757,208.


NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of distributions, on August 31, 2008, undistributed net investment income was decreased by $4,988, undistributed net realized gain (loss) was increased by $4,988. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION


                                             CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
                                                               -------------------------------------------------------
                                                                        2008(a)                         2007
                                                               -------------------------     -------------------------
                                                                 SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        324,245     $ 3,314,989       198,849     $ 2,334,302
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         79,256         803,847        67,041         772,625
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         22,824         233,105        26,613         319,489
----------------------------------------------------------------------------------------------------------------------
  Class R                                                            954           9,846           761           8,952
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          2,458,953      25,971,597     5,067,304      58,701,761
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                          4,851          52,634           607           6,896
----------------------------------------------------------------------------------------------------------------------
  Class B                                                          1,222          13,256            55             619
----------------------------------------------------------------------------------------------------------------------
  Class C                                                            345           3,735            38             439
----------------------------------------------------------------------------------------------------------------------
  Class R                                                             26             289           240           2,724
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            397,571       4,313,653        52,555         597,549
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         10,189          99,570         6,602          76,276
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (10,221)        (99,570)       (6,621)        (76,276)
======================================================================================================================
Reacquired:
  Class A                                                        (87,363)       (906,213)     (111,705)     (1,310,379)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (24,920)       (256,638)      (73,167)       (866,239)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        (12,182)       (117,702)      (73,659)       (877,817)
----------------------------------------------------------------------------------------------------------------------
  Class R                                                             --              --       (60,117)       (719,000)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           (623,869)     (6,215,665)     (345,649)     (4,053,062)
======================================================================================================================
                                                               2,541,881     $27,220,733     4,749,747     $54,918,859
______________________________________________________________________________________________________________________
======================================================================================================================



(a) 88% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco Aim.

NOTE 11--NEW ACCOUNTING STANDARD

In March 2008, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. The standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position and financial performance. It is effective for financial statements issued for fiscal years beginning after November 15, 2008. Management is currently in the process of determining the impact of the standard on the Fund's disclosures in the financial statements.


19        AIM STRUCTURED VALUE FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                         Income (loss) from
                                       investment operations
                               -------------------------------------
                                             NET GAINS                      Distributions
                                              (LOSSES)                -------------------------
                    NET ASSET              ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                      VALUE,       NET         (BOTH      TOTAL FROM   FROM NET      FROM NET                    NET ASSET
                    BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL      VALUE, END
                    OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS   OF PERIOD
--------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended
  08/31/08            $11.40      $0.16        $(1.70)      $(1.54)     $(0.11)       $(0.21)        $(0.32)      $ 9.54
Year ended
  08/31/07             10.44       0.14          0.89         1.03       (0.06)        (0.01)         (0.07)       11.40
Year ended
  08/31/06(e)          10.00       0.20          0.24         0.44          --            --             --        10.44
--------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended
  08/31/08             11.35       0.08         (1.70)       (1.62)      (0.02)        (0.21)         (0.23)        9.50
Year ended
  08/31/07             10.40       0.05          0.91         0.96          --         (0.01)         (0.01)       11.35
Year ended
  08/31/06(e)          10.00       0.16          0.24         0.40          --            --             --        10.40
--------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended
  08/31/08             11.33       0.08         (1.69)       (1.61)      (0.02)        (0.21)         (0.23)        9.49
Year ended
  08/31/07             10.40       0.05          0.89         0.94          --         (0.01)         (0.01)       11.33
Year ended
  08/31/06(e)          10.00       0.16          0.24         0.40          --            --             --        10.40
--------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended
  08/31/08             11.38       0.13         (1.70)       (1.57)      (0.08)        (0.21)         (0.29)        9.52
Year ended
  08/31/07             10.42       0.11          0.90         1.01       (0.04)        (0.01)         (0.05)       11.38
Year ended
  08/31/06(e)          10.00       0.18          0.24         0.42          --            --             --        10.42
--------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL
  CLASS
Year ended
  08/31/08             11.43       0.19         (1.71)       (1.52)      (0.14)        (0.21)         (0.35)        9.56
Year ended
  08/31/07             10.45       0.17          0.89         1.06       (0.07)        (0.01)         (0.08)       11.43
Year ended
  08/31/06(e)          10.00       0.21          0.24         0.45          --            --             --        10.45
__________________________________________________________________________________________________________________________
==========================================================================================================================

                                                    RATIO OF          RATIO OF
                                                    EXPENSES          EXPENSES
                                                   TO AVERAGE      TO AVERAGE NET  RATIO OF NET
                                                   NET ASSETS      ASSETS WITHOUT   INVESTMENT
                                  NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS       INCOME
                      TOTAL      END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES   TO AVERAGE     PORTFOLIO
                    RETURN(b)   (000S OMITTED)      ABSORBED          ABSORBED      NET ASSETS   TURNOVERS(c)
-------------------------------------------------------------------------------------------------------------
CLASS A
Year ended
  08/31/08            (13.83)%     $  4,088           1.01%(d)          1.42%(d)       1.57%(d)       88%
Year ended
  08/31/07              9.80          2,011           1.01              1.36           1.17           62
Year ended
  08/31/06(e)           4.40            856           1.03(f)           5.80(f)        4.59(f)         5
-------------------------------------------------------------------------------------------------------------
CLASS B
Year ended
  08/31/08            (14.50)         1,031           1.76(d)           2.17(d)        0.82(d)        88
Year ended
  08/31/07              9.20            718           1.76              2.11           0.42           62
Year ended
  08/31/06(e)           4.00            790           1.78(f)           6.55(f)        3.84(f)         5
-------------------------------------------------------------------------------------------------------------
CLASS C
Year ended
  08/31/08            (14.43)           235           1.76(d)           2.17(d)        0.82(d)        88
Year ended
  08/31/07              9.01            156           1.76              2.11           0.42           62
Year ended
  08/31/06(e)           4.00            632           1.78(f)           6.55(f)        3.84(f)         5
-------------------------------------------------------------------------------------------------------------
CLASS R
Year ended
  08/31/08            (14.08)            18           1.26(d)           1.67(d)        1.32(d)        88
Year ended
  08/31/07              9.65             10           1.26              1.61           0.92           62
Year ended
  08/31/06(e)           4.20            625           1.28(f)           6.05(f)        4.34(f)         5
-------------------------------------------------------------------------------------------------------------
INSTITUTIONAL
  CLASS
Year ended
  08/31/08            (13.64)       134,272           0.75(d)           0.78(d)        1.83(d)        88
Year ended
  08/31/07             10.13        134,931           0.75              0.94           1.43           62
Year ended
  08/31/06(e)           4.50         73,488           0.77(f)           5.50(f)        4.85(f)         5
_____________________________________________________________________________________________________________
=============================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d) Ratios are based on average daily net assets (000's omitted) of $2,438, $741, $205, $13 and $135,737 for Class A, Class B, Class C, Class R and Institutional Class shares, respectively.
(e)  Commencement date of March 31, 2006.
(f)  Annualized.


20        AIM STRUCTURED VALUE FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

PENDING LITIGATION AND REGULATORY INQUIRIES

On August 30, 2005, the West Virginia Office of the State Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Funds Group, Inc. ("IFG"), Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM Counselor Series Trust and Shareholders of AIM Structured Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Structured Value Fund (one of the funds constituting AIM Counselor Series Trust, hereafter referred to as the "Fund") at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 20, 2008
Houston, Texas



22        AIM STRUCTURED VALUE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2008, through August 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (03/01/08)   (08/31/08)(1)   PERIOD(2)     (08/31/08)    PERIOD(2)      RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $951.20        $4.90       $1,020.11       $5.08        1.00%
---------------------------------------------------------------------------------------------------
        B            1,000.00        947.20         8.57        1,016.34        8.87        1.75
---------------------------------------------------------------------------------------------------
        C            1,000.00        947.10         8.57        1,016.34        8.87        1.75
---------------------------------------------------------------------------------------------------
        R            1,000.00        948.20         6.12        1,018.85        6.34        1.25
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period March 1, 2008, through August 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


23        AIM STRUCTURED VALUE FUND

Supplement to Annual Report dated 8/31/08

AIM STRUCTURED VALUE FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

==========================================
NASDAQ SYMBOL                        ASIVX
==========================================

Fund expenses provided later in this supplement.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced                    [INVESCO AIM LOGO]
or shown to the public, nor used in written form as sales literature for public use.                       - SERVICE MARK -

invescoaim.com   SVAL-INS-1   Invesco Aim Distributors, Inc.

Supplement to Annual Report dated 8/31/08

Supplement to Annual Report dated 8/31/08

AIM STRUCTURED VALUE FUND

==========================================
AVERAGE ANNUAL TOTAL RETURNS                 and class expenses.                          than those shown. All returns assume
For periods ended 8/31/08                                                                 reinvestment of distributions at NAV.
Inception (3/31/06)                 -0.26%      The net annual Fund operating expense     Investment return and principal value will
   1 Year                          -13.64    ratio set forth in the most recent Fund      fluctuate so your shares, when redeemed,
==========================================   prospectus as of the date of this            may be worth more or less than their
                                             supplement for Institutional Class shares    original cost. See full report for
==========================================   was 0.75%.(1) The total annual Fund          information on comparative benchmarks.
AVERAGE ANNUAL TOTAL RETURNS                 operating expense ratio set forth in the     Please consult your Fund prospectus for
For periods ended 6/30/08, most recent       most recent Fund prospectus as of the date   more information. For the most current
calendar quarter-end                         of this supplement for Institutional Class   month-end performance, please call 800 451
Inception (3/31/06)                 -0.32%   shares was 0.94%. The expense ratios         4246 or visit invescoaim.com.
   1 Year                          -17.49    presented above may vary from the expense
==========================================   ratios presented in other sections of the    (1) Total annual operating expenses less
                                             actual report that are based on expenses         any contractual fee waivers and/or
Institutional Class shares have no sales     incurred during the period covered by the        expense reimbursements by the advisor
charge; therefore, performance is at net     report.                                          in effect through at least June 30,
asset value (NAV). Performance of                                                             2009. See current prospectus for more
Institutional Class shares will differ          Please note that past performance is          information.
from performance of other share classes      not indicative of future results. More
primarily due to differing sales charges     recent returns may be more or less


                                             the chart and table(s) does not reflect      shares. The performance of the Fund's
Past performance cannot guarantee            deduction of taxes a shareholder would pay   other share classes will differ primarily
comparable future results.                   on Fund distributions or sale of Fund        due to different sales charge structures
                                             shares. Performance of the indexes does      and class expenses, and may be greater
     The data shown in the chart above       not reflect the effects of taxes.            than or less than the performance of the
includes reinvested distributions and Fund                                                Fund's Institutional Class shares shown in
expenses including management fees. Index       The performance data shown in the chart   the chart above.
results include reinvested dividends.        above is that of the Fund's institutional
Performance of an index of funds reflects    share class. The performance data shown in
fund expenses and management fees;           the chart in the annual report is that of
performance of a market index does not.      the Fund's Class A, B, C and R
Performance shown in

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- INSTITUTIONAL CLASS SHARES
Fund and index data from 3/31/06

            AIM Structured
              Value Fund-
          Institutional Class    Russell 1000                         Lipper Large-Cap
  Date          Shares          Value Index(1)   S&P 500 Index(1)   Value Funds Index(1)
3/31/06         $10000              $10000            $10000              $10000
   4/06          10200               10254             10134               10249
   5/06           9860                9995              9843                9998
   6/06          10000               10059              9856               10005
   7/06          10300               10304              9917               10158
   8/06          10451               10476             10152               10346
   9/06          10631               10685             10414               10586
  10/06          11000               11035             10753               10902
  11/06          11260               11286             10957               11090
  12/06          11397               11540             11111               11329
   1/07          11679               11687             11279               11475
   2/07          11397               11505             11059               11270
   3/07          11660               11683             11182               11414
   4/07          12072               12115             11677               11903
   5/07          12465               12552             12084               12341
   6/07          12032               12258             11884               12153
   7/07          11368               11692             11516               11665
   8/07          11509               11823             11688               11803
   9/07          11891               12229             12125               12177
  10/07          12042               12230             12318               12273
  11/07          11357               11632             11802               11745
  12/07          11341               11520             11721               11608
   1/08          10769               11058             11018               11020
   2/08          10447               10595             10660               10649
   3/08          10313               10515             10614               10501
   4/08          10791               11028             11131               11021
   5/08          10822               11010             11275               11114
   6/08           9929                9957             10325               10143
   7/08           9866                9921             10239               10005
   8/08           9938               10089             10387               10119

====================================================================================================================================
1 Lipper Inc.

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2008, through August 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (03/01/08)   (08/31/08)(1)   PERIOD(2)     (08/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $951.20        $3.68       $1,021.37       $3.81        0.75%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period March 1, 2008, through August 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM STRUCTURED VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     renewal process, the Trustees receive        from one another and attributed different
Counselor Series Trust is required under     comparative performance and fee data         weight to the various factors. The
the Investment Company Act of 1940 to        regarding the AIM Funds prepared by an       Trustees recognized that the advisory
approve annually the renewal of the AIM      independent company, Lipper, Inc.            arrangements and resulting advisory fees
Structured Value Fund (the Fund)             (Lipper), under the direction and            for the Fund and the other AIM Funds are
investment advisory agreement with Invesco   supervision of the independent Senior        the result of years of review and
Aim Advisors, Inc. (Invesco Aim). During     Officer who also prepares a separate         negotiation between the Trustees and
contract renewal meetings held on June       analysis of this information for the         Invesco Aim, that the Trustees may focus
18-19, 2008, the Board as a whole and the    Trustees. Each Sub-Committee then makes      to a greater extent on certain aspects of
disinterested or "independent" Trustees,     recommendations to the Investments           these arrangements in some years than in
voting separately, approved the              Committee regarding the performance, fees    others, and that the Trustees'
continuance of the Fund's investment         and expenses of their assigned funds. The    deliberations and conclusions in a
advisory agreement for another year,         Investments Committee considers each         particular year may be based in part on
effective July 1, 2008. In doing so, the     Sub-Committee's recommendations and makes    their deliberations and conclusions of
Board determined that the Fund's             its own recommendations regarding the        these same arrangements throughout the
investment advisory agreement is in the      performance, fees and expenses of the AIM    year and in prior years.
best interests of the Fund and its           Funds to the full Board. The Investments
shareholders and that the compensation to    Committee also considers each                FACTORS AND CONCLUSIONS AND SUMMARY OF
Invesco Aim under the Fund's investment      Sub-Committee's recommendations in making    INDEPENDENT WRITTEN FEE EVALUATION
advisory agreement is fair and reasonable.   its annual recommendation to the Board
                                             whether to approve the continuance of each      The discussion below serves as a
   The independent Trustees met separately   AIM Fund's investment advisory agreement     summary of the Senior Officer's
during their evaluation of the Fund's        and sub-advisory agreements for another      independent written evaluation with
investment advisory agreement with           year.                                        respect to the Fund's investment advisory
independent legal counsel from whom they                                                  agreement as well as a discussion of the
received independent legal advice, and the      The independent Trustees are assisted     material factors and related conclusions
independent Trustees also received           in their annual evaluation of the Fund's     that formed the basis for the Board's
assistance during their deliberations from   investment advisory agreement by the         approval of the Fund's investment advisory
the independent Senior Officer, a            independent Senior Officer. One              agreement and sub-advisory agreements.
full-time officer of the AIM Funds who       responsibility of the Senior Officer is to   Unless otherwise stated, information set
reports directly to the independent          manage the process by which the AIM Funds'   forth below is as of June 19, 2008 and
Trustees.                                    proposed management fees are negotiated      does not reflect any changes that may have
                                             during the annual contract renewal process   occurred since that date, including but
THE BOARD'S FUND EVALUATION PROCESS          to ensure that they are negotiated in a      not limited to changes to the Fund's
                                             manner that is at arms' length and           performance, advisory fees, expense
The Board's Investments Committee has        reasonable. Accordingly, the Senior          limitations and/or fee waivers.
established three Sub-Committees that are    Officer must either supervise a
responsible for overseeing the management    competitive bidding process or prepare an    I. Investment Advisory Agreement
of a number of the series portfolios of      independent written evaluation. The Senior
the AIM Funds. This Sub-Committee            Officer has recommended that an                 A. Nature, Extent and Quality of
structure permits the Trustees to focus on   independent written evaluation be provided         Services Provided by Invesco Aim
the performance of the AIM Funds that have   and, at the direction of the Board, has
been assigned to them. The Sub-Committees    prepared an independent written              The Board reviewed the advisory services
meet throughout the year to review the       evaluation.                                  provided to the Fund by Invesco Aim under
performance of their assigned funds, and                                                  the Fund's investment advisory agreement,
the Sub-Committees review monthly and           During the annual contract renewal        the performance of Invesco Aim in
quarterly comparative performance            process, the Board considered the factors    providing these services, and the
information and periodic asset flow data     discussed below under the heading "Factors   credentials and experience of the officers
for their assigned funds. These materials    and Conclusions and Summary of Independent   and employees of Invesco Aim who provide
are prepared under the direction and         Written Fee Evaluation" in evaluating the    these services. The Board's review of the
supervision of the independent Senior        fairness and reasonableness of the Fund's    qualifications of Invesco Aim to provide
Officer. Over the course of each year, the   investment advisory agreement and            these services included the Board's
Sub-Committees meet with portfolio           sub-advisory agreements at the contract      consideration of Invesco Aim's portfolio
managers for their assigned funds and        renewal meetings and at their meetings       and product review process, various back
other members of management and review       throughout the year as part of their         office support functions provided by
with these individuals the performance,      ongoing oversight of the Fund. The Fund's    Invesco Aim and its affiliates, and
investment objective(s), policies,           investment advisory agreement and            Invesco Aim's equity and fixed income
strategies and limitations of these funds.   sub-advisory agreements were considered      trading operations. The Board concluded
                                             separately, although the Board also          that the nature, extent and quality of the
   In addition to their meetings             considered the common interests of all of    advisory services provided to the Fund by
throughout the year, the Sub-Committees      the AIM Funds in their deliberations. The    Invesco Aim were appropriate and that
meet at designated contract renewal          Board considered all of the information      Invesco Aim currently is providing
meetings each year to conduct an in-depth    provided to them and did not identify any    satisfactory advisory services in
review of the performance, fees and          particular factor that was controlling.      accordance with the terms of the Fund's
expenses of their assigned funds. During     Each Trustee may have evaluated the          investment advisory agreement. In
the contract                                 information provided differently             addition, based on their ongoing meetings
                                                                                          throughout the year with the Fund's
                                                                                          portfolio manager or


24   AIM STRUCTURED VALUE FUND                                                                                             continued

managers, the Board concluded that these     continues to be responsive to the Board's    the comparative advisory fee information
individuals are competent and able to        focus on fund performance.                   and the expense limitation discussed
continue to carry out their                                                               above, the Board concluded that the Fund's
responsibilities under the Fund's               C. Advisory Fees and Fee Waivers          advisory fees were fair and reasonable.
investment advisory agreement.
                                             The Board compared the Fund's contractual       D. Economies of Scale and Breakpoints
   In determining whether to continue the    advisory fee rate to the contractual
Fund's investment advisory agreement, the    advisory fee rates of funds in the Fund's    The Board considered the extent to which
Board considered the prior relationship      Lipper expense group that are not managed    there are economies of scale in Invesco
between Invesco Aim and the Fund, as well    by Invesco Aim, at a common asset level      Aim's provision of advisory services to
as the Board's knowledge of Invesco Aim's    and as of the end of the past calendar       the Fund. The Board also considered
operations, and concluded that it was        year. The Board noted that the Fund's        whether the Fund benefits from such
beneficial to maintain the current           contractual advisory fee rate was below      economies of scale through contractual
relationship, in part, because of such       the median contractual advisory fee rate     breakpoints in the Fund's advisory fee
knowledge. The Board also considered the     of funds in its expense group. The Board     schedule or through advisory fee waivers
steps that Invesco Aim and its affiliates    also reviewed the methodology used by        or expense limitations. The Board noted
have taken over the last several years to    Lipper in determining contractual fee        that the Fund's contractual advisory fee
improve the quality and efficiency of the    rates.                                       schedule includes seven breakpoints but
services they provide to the AIM Funds in                                                 that, due to the Fund's asset level at the
the areas of investment performance,            The Board also compared the Fund's        end of the past calendar year and the way
product line diversification,                effective fee rate (the advisory fee after   in which the breakpoints have been
distribution, fund operations, shareholder   any advisory fee waivers and before any      structured, the Fund has yet to benefit
services and compliance. The Board           expense limitations/waivers) to the          from the breakpoints. Based on this
concluded that the quality and efficiency    advisory fee rates of other clients of       information, the Board concluded that the
of the services Invesco Aim and its          Invesco Aim and its affiliates with          Fund's advisory fees would reflect
affiliates provide to the AIM Funds in       investment strategies comparable to those    economies of scale at higher asset levels.
each of these areas generally have           of the Fund, including three mutual funds    The Board also noted that the Fund shares
improved, and support the Board's approval   advised by Invesco Aim. The Board noted      directly in economies of scale through
of the continuance of the Fund's             that the Fund's rate was below the rates     lower fees charged by third party service
investment advisory agreement.               for two of the mutual funds and the same     providers based on the combined size of
                                             rate as the third mutual fund.               all of the AIM Funds and affiliates.
   B. Fund Performance
                                                Additionally, the Board compared the         E. Profitability and Financial
The Board noted that the Fund recently       Fund's effective fee rate to the total             Resources of Invesco Aim
began operations and that only one           advisory fees paid by numerous separately
calendar year of comparative performance     managed accounts/wrap accounts advised by    The Board reviewed information from
data was available. The Board compared the   Invesco Aim affiliates. The Board noted      Invesco Aim concerning the costs of the
Fund's performance during the past           that the Fund's rate was generally above     advisory and other services that Invesco
calendar year to the performance of funds    the rates for the separately managed         Aim and its affiliates provide to the Fund
in the Fund's performance group that are     accounts/wrap accounts. The Board            and the profitability of Invesco Aim and
not managed by Invesco Aim, and against      considered that management of the            its affiliates in providing these
the performance of all funds in the Lipper   separately managed accounts/wrap accounts    services. The Board also reviewed
Large Cap Value Funds Index. The Board       by the Invesco Aim affiliates involves       information concerning the financial
also reviewed the criteria used by Invesco   different levels of services and different   condition of Invesco Aim and its
Aim to identify the funds in the Fund's      operational and regulatory requirements      affiliates. The Board also reviewed with
performance group for inclusion in the       than Invesco Aim's management of the Fund.   Invesco Aim the methodology used to
Lipper reports. The Board noted that the     The Board concluded that these differences   prepare the profitability information. The
Fund's performance was in the fourth         are appropriately reflected in the fee       Board considered the overall profitability
quintile of its performance group for the    structure for the Fund.                      of Invesco Aim, as well as the
one year period (the first quintile being                                                 profitability of Invesco Aim in connection
the best performing funds and the fifth         The Board noted that Invesco Aim has      with managing the Fund. The Board noted
quintile being the worst performing          contractually agreed to waive fees and/ or   that Invesco Aim continues to operate at a
funds). The Board noted that the Fund's      limit expenses of the Fund through at        net profit, although increased expenses in
performance was below the performance of     least June 30, 2009 in an amount necessary   recent years have reduced the
the Index for the one year period. The       to limit total annual operating expenses     profitability of Invesco Aim and its
Board noted that Invesco Aim acknowledges    to a specified percentage of average daily   affiliates. The Board concluded that the
the Fund's underperformance because of       net assets for each class of the Fund. The   Fund's fees were fair and reasonable, and
shorter term performance results and         Board considered the contractual nature of   that the level of profits realized by
continues to monitor the Fund. The Board     this fee waiver and noted that it remains    Invesco Aim and its affiliates from
also considered the steps Invesco Aim has    in effect until at least June 30, 2009.      providing services to the Fund was not
taken over the last several years to         The Board also considered the effect this    excessive in light of the nature, quality
improve the quality and efficiency of the    expense limitation would have on the         and extent of the services provided. The
services that Invesco Aim provides to the    Fund's estimated total expenses.             Board considered whether Invesco Aim is
AIM Funds. The Board concluded that                                                       financially sound and has the resources
Invesco Aim                                     After taking account of the Fund's        necessary to perform its obligations under
                                             contractual advisory fee rate, as well as    the Fund's investment advisory agreement,


25   AIM STRUCTURED VALUE FUND                                                                                             continued

and concluded that Invesco Aim has the       the Fund and may therefore benefit Fund      purpose of researching and compiling
financial resources necessary to fulfill     shareholders. The Board concluded that       information and making recommendations on
these obligations.                           Invesco Aim's soft dollar arrangements       the markets and economies of various
                                             were appropriate. The Board also concluded   countries and securities of companies
   F. Independent Written Evaluation of      that, based on their review and              located in such countries or on various
      the Fund's Senior Officer              representations made by Invesco Aim, these   types of investments and investment
                                             arrangements were consistent with            techniques, and providing investment
The Board noted that, at their direction,    regulatory requirements.                     advisory services. The Board concluded
the Senior Officer of the Fund, who is                                                    that the sub-advisory agreements will
independent of Invesco Aim and Invesco          The Board considered the fact that the    benefit the Fund and its shareholders by
Aim's affiliates, had prepared an            Fund's uninvested cash and cash collateral   permitting Invesco Aim to utilize the
independent written evaluation to assist     from any securities lending arrangements     additional resources and talent of the
the Board in determining the                 may be invested in money market funds        Affiliated Sub-Advisers in managing the
reasonableness of the proposed management    advised by Invesco Aim pursuant to           Fund.
fees of the AIM Funds, including the Fund.   procedures approved by the Board. The
The Board noted that they had relied upon    Board noted that Invesco Aim will receive       B. Fund Performance
the Senior Officer's written evaluation      advisory fees from these affiliated money
instead of a competitive bidding process.    market funds attributable to such            The Board did view Fund performance as a
In determining whether to continue the       investments, although Invesco Aim has        relevant factor in considering whether to
Fund's investment advisory agreement, the    contractually agreed to waive through at     approve the sub-advisory agreements for
Board considered the Senior Officer's        least June 30, 2009, the advisory fees       the Fund, as one of the Affiliated
written evaluation.                          payable by the Fund in an amount equal to    Sub-Advisers currently manages the Fund's
                                             100% of the net advisory fees Invesco Aim    assets. The Board noted that the Fund
   G. Collateral Benefits to Invesco Aim     receives from the affiliated money market    recently began operations and that only
      and its Affiliates                     funds with respect to the Fund's             one calendar year of comparative
                                             investment of uninvested cash, but not       performance data was available. The Board
The Board considered various other           cash collateral. The Board considered the    compared the Fund's performance during the
benefits received by Invesco Aim and its     contractual nature of this fee waiver and    past calendar year to the performance of
affiliates resulting from Invesco Aim's      noted that it remains in effect until at     funds in the Fund's performance group that
relationship with the Fund, including the    least June 30, 2009. The Board concluded     are not managed by Invesco Aim, and
fees received by Invesco Aim and its         that the Fund's investment of uninvested     against the performance of all funds in
affiliates for their provision of            cash and cash collateral from any            the Lipper Large Cap Value Funds Index.
administrative, transfer agency and          securities lending arrangements in the       The Board also reviewed the criteria used
distribution services to the Fund. The       affiliated money market funds is in the      by Invesco Aim to identify the funds in
Board considered the performance of          best interests of the Fund and its           the Fund's performance group for inclusion
Invesco Aim and its affiliates in            shareholders.                                in the Lipper reports. The Board noted
providing these services and the                                                          that the Fund's performance was in the
organizational structure employed by         II. Sub-Advisory Agreements                  fourth quintile of its performance group
Invesco Aim and its affiliates to provide                                                 for the one year period (the first
these services. The Board also considered       A. Nature, Extent and Quality of          quintile being the best performing funds
that these services are provided to the            Services Provided by Affiliated        and the fifth quintile being the worst
Fund pursuant to written contracts which           Sub-Advisers                           performing funds). The Board noted that
are reviewed and approved on an annual                                                    the Fund's performance was below the
basis by the Board. The Board concluded      The Board reviewed the services to be        performance of the Index for the one year
that Invesco Aim and its affiliates were     provided by Invesco Trimark Ltd., Invesco    period. The Board also considered the
providing these services in a satisfactory   Asset Management Deutschland, GmbH,          steps Invesco Aim has taken over the last
manner and in accordance with the terms of   Invesco Asset Management Limited, Invesco    several years to improve the quality and
their contracts, and were qualified to       Asset Management (Japan) Limited, Invesco    efficiency of the services that Invesco
continue to provide these services to the    Australia Limited, Invesco Global Asset      Aim provides to the AIM Funds. The Board
Fund.                                        Management (N.A.), Inc., Invesco Hong Kong   concluded that Invesco Aim continues to be
                                             Limited, Invesco Institutional (N.A.),       responsive to the Board's focus on fund
   The Board considered the benefits         Inc. and Invesco Senior Secured              performance. The Board also reviewed more
realized by Invesco Aim as a result of       Management, Inc. (collectively, the          recent Fund performance and this review
portfolio brokerage transactions executed    "Affiliated Sub-Advisers") under the         did not change their conclusions.
through "soft dollar" arrangements. Under    sub-advisory agreements and the
these arrangements, portfolio brokerage      credentials and experience of the officers      C. Sub-Advisory Fees
commissions paid by the Fund and/or other    and employees of the Affiliated
funds advised by Invesco Aim are used to     Sub-Advisers who will provide these          The Board considered the services to be
pay for research and execution services.     services. The Board concluded that the       provided by the Affiliated Sub-Advisers
The Board noted that soft dollar             nature, extent and quality of the services   pursuant to the sub-advisory agreements
arrangements shift the payment obligation    to be provided by the Affiliated             and the services to be provided by
for the research and execution services      Sub-Advisers were appropriate. The Board     Invesco Aim pursuant to the Fund's
from Invesco Aim to the funds and            noted that the Affiliated Sub-Advisers,      investment advisory agreement, as well as
therefore may reduce Invesco Aim's           which have offices and personnel that are    the allocation of fees between Invesco Aim
expenses. The Board also noted that          geographically dispersed in financial        and the Affiliated Sub-Advisers pursuant
research obtained through soft dollar        centers around the world, have been formed   to
arrangements may be used by Invesco Aim in   in part for the
making investment decisions for


26   AIM STRUCTURED VALUE FUND                                                                                             continued

the sub-advisory agreements. The Board
noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco
Aim to the Affiliated Sub-Advisers, and
that Invesco Aim and the Affiliated
Sub-Advisers are affiliates. After taking account of the Fund's contractual sub-advisory fee rate, as well as other relevant factors, the Board concluded that the Fund's sub-advisory fees were fair and reasonable.

   D. Financial Resources of the
      Affiliated Sub-Advisers

The Board considered whether each
Affiliated Sub-Adviser is financially
sound and has the resources necessary to perform its obligations under its respective sub-advisory agreement, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.


27   AIM STRUCTURED VALUE FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended August 31, 2008:

     FEDERAL AND STATE INCOME TAX
     Long-Term Capital Gain Dividends                     $349,417
     Qualified Dividend Income*                             57.29%
     Corporate Dividends Received Deduction*                57.33%
     U. S. Treasury Obligations                              0.14%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarter ended November 30, 2007 was 1.59%.


28        AIM STRUCTURED VALUE FUND

PROXY RESULTS

A Special Meeting ("Meeting") of Shareholders of AIM Structured Value Fund, an investment portfolio of AIM Counselor Series Trust, a Delaware statutory trust ("Trust"), was held on February 29, 2008 and was adjourned, with respect to certain proposals, until March 28, 2008. The Meeting on March 28, 2008 was held for the following purposes:

(1) Elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund, and each other series portfolio of the Trust, or a share class without a shareholder vote.

The results of the voting on the above matters were as follows:


                                                                                                            WITHHELD/
      MATTERS                                                                              VOTES FOR      ABSTENTIONS**
-----------------------------------------------------------------------------------------------------------------------
(1)*  Bob R. Baker...................................................................      80,004,783        1,692,073
      Frank S. Bayley................................................................      80,042,468        1,654,388
      James T. Bunch.................................................................      80,071,331        1,625,525
      Bruce L. Crockett..............................................................      80,047,680        1,649,176
      Albert R. Dowden...............................................................      80,044,519        1,652,337
      Jack M. Fields.................................................................      80,054,678        1,642,178
      Martin L. Flanagan.............................................................      80,013,733        1,683,123
      Carl Frischling................................................................      80,026,567        1,670,289
      Prema Mathai-Davis.............................................................      80,025,589        1,671,267
      Lewis F. Pennock...............................................................      80,059,672        1,637,184
      Larry Soll, Ph.D. .............................................................      80,040,389        1,656,467
      Raymond Stickel, Jr. ..........................................................      80,056,699        1,640,157
      Philip A. Taylor...............................................................      80,034,136        1,662,720


                                                                              VOTES        WITHHELD/          BROKER
                                                             VOTES FOR       AGAINST      ABSTENTIONS       NON-VOTES
-----------------------------------------------------------------------------------------------------------------------
(2)*  Approve an amendment to the Trust's Agreement and
      Declaration of Trust that would permit the Board
      of Trustees of the Trust to terminate the Trust,
      the Fund, and each other series portfolio of the
      Trust, or a share class without a shareholder
      vote.............................................     55,885,613     10,011,477       2,110,683       13,689,083



 * Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Counselor Series Trust.

** Includes Broker Non-Votes.


29        AIM STRUCTURED VALUE FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM Counselor Series Trust (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.


NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark-- ; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent); Trustee, President and
                                              Principal Executive Officer of The AIM Family of Funds--
                                              Registered Trademark--  (other than AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust); Trustee and
                                              Executive Vice President, The AIM Family of Funds--
                                              Registered Trademark--  (AIM Treasurer's Series Trust and
                                              Short-Term Investments Trust only); and Manager, Invesco
                                              PowerShares Capital Management LLC

                                              Formerly: Director and President, AIM Trimark Corporate
                                              Class Inc. and AIM Trimark Canada Fund Inc.; Director and
                                              President, Invesco Trimark Ltd./Invesco Trimark Ltee
                                              (formerly AIM Funds Management Inc. d/b/a INVESCO Enterprise
                                              Services); Senior Managing Director, Invesco Holding Company
                                              Limited; Trustee and Executive Vice President, Tax-Free
                                              Investments Trust; Director and Chairman, Fund Management
                                              Company (registered broker dealer); President and Principal
                                              Executive Officer, The AIM Family of Funds--Registered
                                              Trademark--  (AIM Treasurer's Series Trust, Short-Term
                                              Investments Trust and Tax-Free Investments Trust only);
                                              President, AIM Trimark Global Fund Inc. and AIM Trimark
                                              Canada Fund Inc.; and Director, Trimark Trust (federally
                                              regulated Canadian Trust Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      2003          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            and Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider)
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           1983          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2003          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2000          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2003          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         2003          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        2003          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     2003          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       2003          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             1997          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee

                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




30        AIM STRUCTURED VALUE FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark-- ; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- ; Vice President and Chief Compliance Officer,
                                              Invesco Aim Capital Management, Inc. and Invesco Aim
                                              Distributors, Inc.; Vice President, Invesco Aim Investment
                                              Services, Inc. and Fund Management Company; and Senior Vice
                                              President and Compliance Director, Delaware Investments Family of
                                              Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark-- ; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri S. Morris -- 1964        2008          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark-- ; and Assistant Vice
 and Principal Financial                      President, Invesco Aim Advisors, Inc., Invesco Aim Capital
 Officer                                      Management, Inc. and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark--

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2003          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); and President and Principal Executive
                                              Officer, The AIM Family of Funds--Registered Trademark--  (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--  (AIM Treasurer's Series Trust, Short-Term
                                              Investments Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark-- , Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the fund's prospectus for information on the fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






31        AIM STRUCTURED VALUE FUND

====================================================================================================================================

EDELIVERY
INVESCOAIM.COM/EDELIVERY

REGISTER FOR EDELIVERY - eDelivery is the process of receiving your fund and account information via email. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an email notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

WHY SIGN UP?                                                       HOW DO I SIGN UP?

Register for eDelivery to:                                         It's easy. Just follow these simple steps:

-  save your Fund the cost of printing and postage.                1. Log in to your account.
-  reduce the amount of paper you receive.                         2. Click on the "Service Center" tab.
-  gain access to your documents faster by not waiting for the     3. Select "Register for eDelivery" and complete the consent
   mail.                                                              process.
-  view your documents online anytime at your convenience.
-  save the documents to your personal computer or print them out for your records.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly
Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco
Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim
Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for
the products and services represented by Invesco Aim; they each provide investment advisory services to           [INVESCO AIM LOGO]
individual and institutional clients and do not sell securities. Invesco Institutional (N.A.), Inc., Invesco        -SERVICE MARK-
Senior Secured Management, Inc., Invesco Global Asset Management (N.A.), Inc., Invesco Trimark Ltd., Invesco
Asset Management (Japan) Ltd., Invesco Hong Kong Ltd., Invesco Australia Limited, Invesco Asset Management
Limited and Invesco Asset Management Deutschland GmbH are affiliated investment advisors that serve as subadvisors to many of the products and services represented by Invesco Aim. Invesco Aim Distributors, Inc. is
the distributor for the retail mutual funds, exchange-traded funds and U.S. institutional money market funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

[INVESCO AIM LOGO] - SERVICE MARK -

                                                                   invescoaim.com   SVAL-AR-1   Invesco Aim Distributors, Inc.

ITEM 2. CODE OF ETHICS.

     As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                              Percentage of Fees                             Percentage of Fees
                                             Billed Applicable to                           Billed Applicable to
                                              Non-Audit Services                             Non-Audit Services
                                             Provided for fiscal                            Provided for fiscal
                        Fees Billed for         year end 2008         Fees Billed for          year end 2007
                     Services Rendered to   Pursuant to Waiver of   Services Rendered to   Pursuant to Waiver of
                      the Registrant for         Pre-Approval        the Registrant for         Pre-Approval
                     fiscal year end 2008       Requirement(1)      fiscal year end 2007       Requirement(1)
                     --------------------   ---------------------   --------------------   ---------------------
Audit Fees                 $259,468                  N/A                   $272,969                 N/A
Audit-Related Fees         $      0                    0%                  $      0                   0%
Tax Fees(2)                $ 64,876                    0%                  $ 57,896                   0%
All Other Fees             $      0                    0%                  $      0                   0%
                           --------                                        --------
Total Fees                 $324,344                    0%                  $330,865                   0%

PWC billed the Registrant aggregate non-audit fees of $64,876 for the fiscal year ended 2008, and $57,896 for the fiscal year ended 2007, for non-audit services rendered to the Registrant.

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Tax fees for the fiscal year end August 31, 2008 includes fees billed for reviewing tax returns and consultation services. Tax fees for the fiscal year end August 31, 2007 includes fees billed for reviewing tax returns.

FEES BILLED BY PWC RELATED TO INVESCO AIM AND INVESCO AIM AFFILIATES

     PWC billed Invesco Aim Advisors, Inc. ("Invesco Aim"), the Registrant's adviser, and any entity controlling, controlled by or under common control with Invesco Aim that provides ongoing services to the Registrant ("Invesco Aim Affiliates") aggregate fees for pre-approved non-audit services rendered to Invesco Aim and Invesco Aim Affiliates for the last two fiscal years as follows:

                      Fees Billed for Non-                               Fees Billed for Non-
                         Audit Services                                     Audit Services
                      Rendered to Invesco       Percentage of Fees       Rendered to Invesco       Percentage of Fees
                      Aim and Invesco Aim      Billed Applicable to      Aim and Invesco Aim      Billed Applicable to
                     Affiliates for fiscal      Non-Audit Services      Affiliates for fiscal      Non-Audit Services
                      year end 2008 That     Provided for fiscal year    year end 2007 That     Provided for fiscal year
                         Were Required         end 2008 Pursuant to         Were Required         end 2007 Pursuant to
                       to be Pre-Approved         Waiver of Pre-         to be Pre-Approved          Waiver of Pre-
                      by the Registrant's            Approval            by the Registrant's            Approval
                        Audit Committee           Requirement(1)           Audit Committee           Requirement(1)
                     ---------------------   ------------------------   ---------------------   ------------------------
Audit-Related Fees             $0                       0%                        $0                       0%
Tax Fees                       $0                       0%                        $0                       0%
All Other Fees                 $0                       0%                        $0                       0%
                              ---                                                ---
Total Fees(2)                  $0                       0%                        $0                       0%

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco Aim and Invesco Aim Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed Invesco Aim and Invesco Aim Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2008, and $0 for the fiscal year ended 2007, for non-audit services rendered to Invesco Aim and Invesco Aim Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco Aim and Invesco Aim Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 18, 2006

STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

NON-AUDIT SERVICES

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

     1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

               a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

               b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

     2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

     3.   Document the substance of its discussion with the Audit Committees.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

PROCEDURES

On an annual basis, Invesco Aim Advisors, Inc. ("Invesco Aim") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and
Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund's financial statements)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     -    Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     -    Actuarial services

     -    Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

     -    Management functions

     -    Human resources

     -    Broker-dealer, investment adviser, or investment banking services

     -    Legal services

     -    Expert services unrelated to the audit

     -    Any service or product provided for a contingent fee or a commission

     - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     - Tax services for persons in financial reporting oversight roles at the Fund

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.


     PwC advised the Funds' Audit Committee that PwC had identified two matters that required further consideration under the SEC's auditor independence rules.

     First, PwC was engaged to perform services to an affiliate of Invesco Ltd., including (a) consulting with respect to the acquisition by the affiliate of certain assets from a third party; and (b) providing expert testimony in connection with any arbitration proceeding or litigation arising from or relating to the transaction. SEC rules provide that an accountant is not independent if, at any point during the audit and professional engagement period, the accountant provides expert services unrelated to the audit to an audit client. Specifically, PwC would not be permitted to provide expert testimony nor perform other services in support of the client or its counsel in connection with a proceeding. Within days of being engaged to provide the services it was determined that some of the services contemplated in the engagement terms would be inconsistent with the SEC's auditor independence rules. A review of the services performed pursuant to the original agreement was conducted. It was concluded that the services performed were not inconsistent with the SEC's independence rules. Following the review, the initial engagement terms were modified to limit PwC's services to those permitted under the rules.

     Second, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies or trusts since 2001. Some of these companies held shares of INVESCO Nippon Warrants Fund (the "Investment."), an affiliate of Invesco Ltd., formerly known as AMVESCAP PLC (the "Company"). The investment, which consisted of 2,070 shares, was initially entered into during July 1, 2001 - December 31, 2005.

     PwC informed the Audit Committee that the second matter could have constituted an investment in an affiliate of an audit client in violation of Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that it believes its independence had not been adversely affected as it related to the audits of the Funds. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment, as it relates to the second matter, and that PwC did not believe either of these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the

     Funds' independent auditor. Based upon PwC's review and discussion, the audit committee concurred with PwC's conclusions in relation to its independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

     Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of September 24, 2008, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of September 24, 2008, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1)   Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Counselor Series Trust

By:      /s/ PHILIP A. TAYLOR
         -----------------------------------------------------------
         Philip A. Taylor
         Principal Executive Officer

Date:    November 7, 2008


Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:      /s/ PHILIP A. TAYLOR
         -----------------------------------------------------------
         Philip A. Taylor
         Principal Executive Officer

Date:    November 7, 2008


By:      /s/ SHERI MORRIS
         -----------------------------------------------------------
         Sheri Morris
         Principal Financial Officer

Date:    November 7, 2008

                                  EXHIBIT INDEX


12(a)(1)   Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.